                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING COMPANY, LLC,

                                                 Master Servicer,

                                                        and

                                          U.S. BANK NATIONAL ASSOCIATION,

                                                      Trustee

                                                SERIES SUPPLEMENT,

                                             DATED AS OF JULY 1, 2007

                                                        TO

                                                 STANDARD TERMS OF

                                          POOLING AND SERVICING AGREEMENT

                                             DATED AS OF JULY 1, 2007

                                        Mortgage Pass-Through Certificates

                                                  Series 2007-S7

         Section 2.03          Representations, Warranties and Covenants of the Master Servicer and the
                               Company..........................................................................25

         Section 2.04          Representations and Warranties of Residential Funding............................27

         Section 2.05          Execution and Authentication of Certificates and Issuance of Certificates

         Section 3.02          Subservicing Agreements Between Master Servicer and Subservicers;

         Section 3.05          No Contractual Relationship Between Subservicer and Trustee or
                               Certificateholders...............................................................30

         Section 3.06          Assumption or Termination of Subservicing Agreements by Trustee..................30

         Section 3.07          Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                               Account..........................................................................30

         Section 3.08          Subservicing Accounts; Servicing Accounts........................................30

         Section 3.09          Access to Certain Documentation and Information Regarding the Mortgage
                               Loans............................................................................30

         Section 3.10          Permitted Withdrawals from the Custodial Account.................................30

         Section 3.11          Maintenance of the Primary Insurance Policies; Collections Thereunder............30

         Section 3.12          Maintenance of Fire Insurance and Omissions and Fidelity Coverage................30

         Section 3.13          Enforcement of Due-on-Sale Clauses; Assumption and Modification

         Section 4.03          Statements to Certificateholders; Statements to Rating Agencies; Exchange
                               Act Reporting....................................................................42

         Section 4.04          Distribution of Reports to the Trustee and the Company; Advances by the

         Section 10.04         Distributions on the Uncertificated Class A-V REMIC Regular Interests,
                               Uncertificated REMIC Regular Interests and the Certificated Regular

                                                    (continued)

EXHIBITS

Exhibit One:          Mortgage Loan Schedule (Available from the Company upon request.)
Exhibit Two:          Schedule of Discount Fractions (Available from the Company upon request.)
Exhibit Three:        Information to be Included in Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing Agreement dated as of July 1, 2007
Exhibit Five:         Planned Principal Balance
Exhibit Six:          Targeted Principal Balance
Exhibit Seven:        Exchangeable Combination Groups

         This is a Series  Supplement,  dated as of July 1, 2007 (the "Series  Supplement"),  to the Standard Terms
of Pooling and Servicing  Agreement,  dated as of July 1, 2007 and attached as Exhibit Four hereto (the  "Standard
Terms" and,  together with this Series  Supplement,  the "Pooling and Servicing  Agreement" or "Agreement"),  among
RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES I, INC., as the company  (together  with its  permitted  successors  and assigns,  the  "Company"),  RESIDENTIAL  FUNDING  COMPANY,  LLC, as master  servicer  (together  with its permitted successors and assigns, the "Master Servicer"),  and U.S. BANK NATIONAL ASSOCIATION,  as Trustee (together with its permitted successors and assigns, the "Trustee").

                                               PRELIMINARY STATEMENT

         The Company intends to sell Mortgage Pass-Through Certificates (collectively,  the "Certificates"),  to be issued  hereunder  in multiple  classes,  which in the  aggregate  will  evidence the entire  beneficial  ownership interest  in the Trust  Fund.  As  provided  herein,  the REMIC  Administrator  will make an  election to treat the entire  segregated  pool of assets  described  in the  definition  of Trust  Fund,  and  subject to this  Agreement
(including  the Mortgage  Loans but excluding the Initial  Monthly  Payment Fund,  the  prepayment  charges and the principal  amount to which the Class P Certificates  are entitled),  as a real estate mortgage  investment  conduit
(the "REMIC") for federal income tax purposes.

         The terms and provisions of the Standard Terms are hereby  incorporated by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall conflict with or be inconsistent  with any provision  contained in the Standard Terms, the terms and provisions of this Series  Supplement  shall govern.  Any cross-reference  to a section of the  Pooling  and  Servicing  Agreement,  to the extent the terms of the  Standard
Terms and Series  Supplement  conflict  with respect to that  section,  shall be a  cross-reference  to the related section of the Series  Supplement.  All capitalized  terms not otherwise defined herein shall have the meanings set forth in the  Standard  Terms.  The Pooling  and  Servicing  Agreement  shall be dated as of the date of the Series
Supplement.

         The following table sets forth the designation,  type,  Pass-Through Rate,  aggregate Initial  Certificate
Principal Balance,  Maturity Date,  initial ratings and certain features for each Class of Certificates  comprising the interests in the Trust Fund created hereunder.

                                  AGGREGATE
                                   INITIAL
                                 CERTIFICATE
                  PASS-THROUGH    PRINCIPAL                                        MATURITY       STANDARD &          MINIMUM
  DESIGNATION        RATE          BALANCE       FEATURES(1)                          DATE       POOR'S/FITCH    DENOMINATIONS(2)
Class A-1         6.000%         $15,000,000            Senior/Fixed Rate          July 2037       AAA/AAA           $100,000.00
Class A-2         6.000%         $25,617,000       Super Senior/PAC/Fixed Rate     July 2037       AAA/AAA           $100,000.00
Class A-3         6.250%         $75,000,000               Senior/TAC/             July 2037       AAA/AAA           $100,000.00
                                                  Accretion Directed/Fixed Rate
Class A-4         6.250%           $25,920           Senior/Accrual/Accretion      July 2037       AAA/AAA            $25,000.00
                                                  Directed/Companion/Fixed Rate
Class A-5         0.000%          $3,126,080                  Super                July 2037       AAA/AAA           $100,000.00
                                                 Senior/Companion/Principal Only
Class A-6         6.000%         $18,089,000     Super                             July 2037       AAA/AAA           $100,000.00
                                                 Senior/Exchangeable(3)/Accretion
                                                       Directed/Fixed Rate
Class A-7         6.000%         $13,836,000          Super Senior/Lockout/        July 2037       AAA/AAA           $100,000.00
                                                    Exchangeable(3)/Fixed Rate
Class A-8         6.000%          $2,817,000         Senior Support/Lockout/       July 2037       AAA/AAA           $100,000.00
                                                            Fixed Rate
Class A-9         6.000%          $6,930,000          Super Senior/Accrual/        July 2037       AAA/AAA           $100,000.00
                                                         Exchangeable(3)/
                                                            Fixed Rate
Class A-10        6.000%          $9,590,000        Senior Support/Fixed Rate      July 2037       AAA/AAA           $100,000.00
Class A-11        6.000%         $26,352,000          Super Senior/Lockout/        July 2037       AAA/AAA           $100,000.00
                                                    Exchangeable(3)/Fixed Rate
Class A-12        6.000%         $64,940,000      Super Senior/Exchangeable(3)/    July 2037       AAA/AAA           $100,000.00
                                                            Fixed Rate
Class A-13        6.000%         $97,411,000      Super Senior/Exchangeable(3)/    July 2037       AAA/AAA           $100,000.00
                                                            Fixed Rate
Class A-14        6.000%         $14,667,000      Super Senior/Exchangeable(3)/    July 2037       AAA/AAA           $100,000.00
                                                            Fixed Rate
Class A-15        6.000%         $19,360,000                  Super                July 2037       AAA/AAA           $100,000.00
                                                 Senior/Exchangeable(3)/Accretion
                                                       Directed/Fixed Rate
Class A-16        6.000%          $7,417,000          Super Senior/Accrual/        July 2037       AAA/AAA           $100,000.00
                                                         Exchangeable(3)/
                                                            Fixed Rate
Class A-17        6.000%         $25,019,000                  Super                July 2037       AAA/AAA           $100,000.00
                                                 Senior/Exchanged(3)/Exchangeable(3)/Fixed
                                                               Rate
Class A-18        6.000%         $162,351,000                 Super                July 2037       AAA/AAA           $100,000.00
                                                 Senior/Exchanged(3)/Exchangeable(3)/Fixed
                                                               Rate
Class A-19        6.000%         $41,444,000                  Super                July 2037       AAA/AAA           $100,000.00
                                                 Senior/Exchanged(3)/Exchangeable(3)/Fixed
                                                               Rate
Class A-20        6.000%         $230,147,000       Super Senior/Exchanged(3)/     July 2037       AAA/AAA           $100,000.00
                                                            Fixed Rate
Class A-21        6.000%         $40,188,000        Super Senior/Exchanged(3)/     July 2037       AAA/AAA           $100,000.00
                                                            Fixed Rate
Class A-22        6.000%         $26,777,000                  Super                July 2037       AAA/AAA           $100,000.00
                                                 Senior/Exchanged(3)/Exchangeable(3)/Fixed
                                                               Rate
Class A-23        6.000%         $66,463,000        Super Senior/Exchanged(3)/     July 2037       AAA/AAA           $100,000.00
                                                            Fixed Rate

(1)  The Certificates,  other than the Class B and Class R Certificates shall be Book-Entry Certificates. The Class
     B Certificates and the Class R Certificates shall be delivered to the holders thereof in physical form.

(2)  The Certificates,  other than the Class R Certificates,  shall be issuable in minimum dollar  denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of
     $1 (or $1,000 in the case of the Class B-1, Class B-2 and Class B-3  Certificates)  in excess thereof,  except that one  Certificate  of any of the Class B-1,  Class B-2 and Class B-3  Certificates  that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum  denomination set forth above and such uneven multiple for such Class or the sum of such  denomination and an integral  multiple of $1,000.

(3)  The Class A-6, Class A-7, Class A-9, Class A-11,  Class A-12,  Class A-13, Class A-14, Class A-15, Class A-16,
     Class A-17,  Class A-18,  Class A-19 and Class A-22  Certificates  are  exchangeable  for the related class or classes of exchanged  certificates,  which are the Class A-17, Class A-18, Class A-19, Class A-20, Class A-21,
     Class A-22,  Class A-23,  Class A-24,  Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30,
     Class A-31,  Class A-32,  Class A-33,  Class  A-34,  Class A-35 and Class A-36  Certificates,  in each case as described herein.

(4)
-------------------------------------------------------------------------------------------------------------------
                        Initial
                      Pass-Through
 Adjustable Rates:        Rate        Formula                  Maximum               Minimum
    Class A-24           5.82%       LIBOR + 0.50%             7.00%                 0.50%
Class A-24(4)         Variable       $197,268,857          Super Senior/Floater/    July 2037       AAA/AAA         $100,000.00
                                                     Exchanged(3)/Adjustable Rate

(5)
-------------------------------------------------------------------------------------------------------------------
   Adjustable       Initial
     Rates:       Pass-Through
                     Rate          Formula                   Maximum                Minimum
    Class A-25      1.18%          6.50% - LIBOR               6.50%                 0.00%
Class A-25(5)     Variable         Notional          Senior/Inverse Floater/       July 2037       AAA/AAA         $1,000,000.00
                                                   Interest Only/Exchanged(3)/
                                                         Adjustable Rate

(6)
-------------------------------------------------------------------------------------------------------------------
                        Initial
                      Pass-Through
 Adjustable Rates:        Rate      Formula                 Maximum               Minimum
    Class A-26           7.08%    39.00% - (LIBOR            39.00%                 0.00%
                                 multiplied by 6.0)
Class A-26(6)     Variable       $32,878,143           Super Senior/Inverse        July 2037       AAA/AAA           $100,000.00
                                                      Floater/Exchanged(3)/
                                                         Adjustable Rate

(7)
-------------------------------------------------------------------------------------------------------------------
                        Initial
                      Pass-Through
 Adjustable Rates:        Rate      Formula                Maximum               Minimum
    Class A-27           5.87%  LIBOR + 0.55%                7.00%                 0.55%
Class A-27(7)     Variable       $197,268,857               Super                July 2037         AAA/AAA           $100,000.00
                                                   Senior/Floater/Exchanged(3)/
                                                         Adjustable Rate

(8)
-------------------------------------------------------------------------------------------------------------------
                        Initial
                      Pass-Through
 Adjustable Rates:        Rate      Formula                Maximum               Minimum
    Class A-28           1.13%    6.45% - LIBOR             6.45%                 0.00%
Class A-28(8)     Variable         Notional          Senior/Inverse Floater/       July 2037       AAA/AAA         $1,000,000.00
                                                          Interest Only/
                                                   Exchanged(3)/Adjustable Rate

(9)
-------------------------------------------------------------------------------------------------------------------
                        Initial
                      Pass-Through
 Adjustable Rates:        Rate       Formula               Maximum               Minimum
    Class A-29           6.78%     38.70% - (LIBOR         38.70%                 0.00%
                                 ultiplied by 6.0)
Class A-29(9)     Variable       $32,878,143      Super Senior/Inverse Floater/    July 2037       AAA/AAA           $100,000.00
                                                   Exchanged(3)/Adjustable Rate
Class A-30        6.000%         $177,018,000             Super Senior/            July 2037       AAA/AAA           $100,000.00
                                                     Exchanged(3)/Fixed Rate

(10)
-------------------------------------------------------------------------------------------------------------------
                        Initial
                      Pass-Through
 Adjustable Rates:        Rate       Formula              Maximum               Minimum
    Class A-31           5.92%    LIBOR + 0.60%             7.00%                 0.60%
Class A-31(10)    Variable       $197,268,857         Super Senior/Floater/        July 2037       AAA/AAA           $100,000.00
                                                   Exchanged(3)/Adjustable Rate

(11)
-------------------------------------------------------------------------------------------------------------------
                        Initial
                      Pass-Through
 Adjustable Rates:        Rate     Formula                Maximum               Minimum
    Class A-32           1.08%   6.40% - LIBOR             6.40%                 0.00%
Class A-32(11)    Variable         Notional          Senior/Inverse Floater/       July 2037       AAA/AAA         $1,000,000.00
                                                          Interest Only/
                                                   Exchanged(3)/Adjustable Rate

(12)
-------------------------------------------------------------------------------------------------------------------
                        Initial
                      Pass-Through
 Adjustable Rates:        Rate      Formula               Maximum               Minimum
    Class A-33           6.48%   38.40% - (LIBOR           38.40%                 0.00%
                                 multiplied by 6.0)
Class A-33(12)    Variable       $32,878,143      Super Senior/Inverse Floater/    July 2037       AAA/AAA           $100,000.00
                                                   Exchanged(3)/Adjustable Rate
Class A-34        0.000%         $32,878,143              Super Senior/            July 2037       AAA/AAA           $100,000.00
                                                   Exchanged(3)/Principal Only

(13)
-------------------------------------------------------------------------------------------------------------------
                        Initial
                      Pass-Through
 Adjustable Rates:        Rate      Formula               Maximum               Minimum
    Class A-35           5.72%    IBOR + 0.40%             7.50%                 0.40%
Class A-35(13)    Variable       $184,117,600         Super Senior/Floater/        July 2037       AAA/AAA           $100,000.00
                                                   Exchanged(3)/Adjustable Rate

(14)
-------------------------------------------------------------------------------------------------------------------
                        Initial
                      Pass-Through
 Adjustable Rates:        Rate      Formula               Maximum               Minimum
    Class A-36           7.12%    28.40% - (LIBOR          28.40%                 0.00%
                                 multiplied by 4.0)
Class A-36(14)    Variable       $46,029,400      Super Senior/Inverse Floater/    July 2037       AAA/AAA           $100,000.00
                                                          Exchanged(3)/
                                                         Adjustable Rate
Class A-P         0.000%          $2,165,402          Senior/Principal Only        July 2037       AAA/AAA           $100,000.00
Class A-V         Variable         Notional       Senior/Interest Only/Variable    July 2037       AAA/AAA         $2,000,000.00
                                                               Rate
Class R           6.000%             $100           Senior/Residual/Fixed Rate     July 2037       AAA/AAA                (15)
Class M-1         6.000%          $8,382,500           Mezzanine/Fixed Rate        July 2037        NA/AA            $100,000.00
Class M-2         6.000%          $3,143,300           Mezzanine/Fixed Rate        July 2037         NA/A            $250,000.00
Class M-3         6.000%          $1,886,000           Mezzanine/Fixed Rate        July 2037        NA/BBB           $250,000.00
Class P           0.00%              $100            Senior/Prepayment Charge                      AAA/AAA               $100.00
Class B-1         6.000%          $1,257,300          Subordinate/Fixed Rate       July 2037        NA/BB            $250,000.00
Class B-2         6.000%          $1,047,800          Subordinate/Fixed Rate       July 2037         NA/B            $250,000.00
Class B-3         6.000%          $1,047,776          Subordinate/Fixed Rate       July 2037        NA/NA            $250,000.00

-------------------------------------------------------------------------------------------------------------------

(15) The Class R  Certificates  shall be  issuable  in  minimum  denominations  of not less  than a 20%  Percentage
     Interest;  provided,  however,  that one Class R Certificate  will be issuable to Residential  Funding as "tax matters  person"  pursuant to Section  10.01(c) and (e) in a minimum  denomination  representing  a Percentage
     Interest of not less than 0.01%.

         The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $419,108,278.

         In consideration  of the mutual  agreements  herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section 1.01......Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accretion  Directed  Certificates:  Any  one of the  Class  A-3,  Class  A-4,  Class  A-6 and  Class  A-15
Certificates.

         Accretion  Termination  Date:  With  respect  to (i) the Class A-4  Certificates,  the  earlier of (a) the
Distribution  Date on which  either of the  Certificate  Principal  Balances of the Class A-3  Certificates  or the
Class  A-4  Certificates  is  reduced  to zero and (b) the  Credit  Support  Depletion  Date;  (ii) the  Class  A-9
Certificates,  the earlier of (a) the  Distribution  Date on which the Certificate  Principal  Balance of the Class
A-6  Certificates  is  reduced  to zero  and (b) the  Credit  Support  Depletion  Date and  (iii)  the  Class  A-16
Certificates,  the earlier of (a) the  Distribution  Date on which the Certificate  Principal  Balance of the Class
A-15 Certificates is reduced to zero and (b) the Credit Support Depletion Date.

         Accrual Certificates:  Any one of the Class A-4, Class A-9 and Class A-16 Certificates.

         Accrual  Distribution  Amount:  With respect to each  Distribution  Date, the sum of the Class A-4 Accrual
Distribution Amount, the Class A-9 Accrual Distribution Amount and the Class A-16 Accrual Distribution Amount.

         Accrued  Certificate  Interest:  With respect to each  Distribution  Date,  as to any Class or Subclass of
Certificates  (other than any Principal Only  Certificates),  interest  accrued during the related Interest Accrual
Period  at the  related  Pass-Through  Rate  on the  Certificate  Principal  Balance  or  Notional  Amount  thereof immediately  prior to such Distribution  Date.  Accrued  Certificate  Interest will be calculated on the basis of a
360-day  year,  consisting  of twelve  30-day  months.  In each case Accrued  Certificate  Interest on any Class or
Subclass of Certificates will be reduced by the amount of:

         (i)      Prepayment  Interest  Shortfalls  on all  Mortgage  Loans (to the extent not offset by the Master
                  Servicer  with a payment of  Compensating  Interest as provided in  Section 4.01  of the Standard
                  Terms);

         (ii)     the interest  portions of Realized Losses,  including Excess Special Hazard Losses,  Excess Fraud
                  Losses, Excess Bankruptcy Losses and Extraordinary Losses not allocated through subordination;

         (iii)    the interest  portion of any  Advances  that were made with  respect to  delinquencies  that were
                  ultimately   determined  to  be  Excess  Special  Hazard  Losses,  Excess  Fraud  Losses,  Excess
                  Bankruptcy Losses or Extraordinary Losses; and

         (iv)     any other interest  shortfalls not covered by the  subordination  provided by the related Class M
                  Certificates  and related Class B Certificates,  including  interest that is not collectible from the Mortgagor pursuant to the Relief Act,

with all such reductions  allocated  among all of the  Certificates  in proportion to their  respective  amounts of
Accrued  Certificate  Interest  payable on such  Distribution  Date  absent  such  reductions.  In addition to that portion  of the  reductions  described  in the  preceding  sentence  that  are  allocated  to any  Class of Class B
Certificates  or any  Class  of  Class M  Certificates,  Accrued  Certificate  Interest  on each  Class  of Class B
Certificates  or each Class of Class M Certificates  will be reduced by the interest  portion  (adjusted to the Net
Mortgage  Rate) of  Realized  Losses that are allocated  solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

         Adjustable Rate  Certificates:  The Class A-24,  Class A-25,  Class A-26,  Class A-27,  Class A-28,  Class
A-29, Class A-31, Class A-32, Class A-33, Class A-35 and Class A-36 Certificates.

         Bankruptcy  Amount:  As of any date of determination  prior to the first  anniversary of the Cut-off Date, an amount  equal to the  excess,  if any,  of (A)  $165,724  over (B) the  aggregate  amount of  Bankruptcy  Losses allocated  solely to one or more specific  Classes of  Certificates  in accordance with Section 4.05 of this Series
Supplement.  As of any date of  determination  on or after the first  anniversary  of the Cut-off  Date,  an amount equal to the excess, if any, of

                  (1)      the lesser of (a) the  Bankruptcy  Amount  calculated as of the close of business on the
         Business Day  immediately  preceding the most recent  anniversary of the Cut-off Date  coinciding  with or preceding such date of  determination  (or, if such date of determination is an anniversary of the Cut-off
         Date,  the  Business  Day  immediately  preceding  such  date  of  determination)  (for  purposes  of this definition, the "Relevant Anniversary") and (b) the greater of

                           (A)      the  greater of (i) 0.0006  times the  aggregate  principal  balance of all the
                  Mortgage  Loans in the  Mortgage  Pool as of the  Relevant  Anniversary  (other  than  Additional
                  Collateral  Loans,  if any) having a  Loan-to-Value  Ratio at  origination  which exceeds 75% and
                  (ii) $165,724; and

                           (B)      the  greater  of (i)  the  product  of  (x)  an  amount  equal  to the  largest difference in the related  Monthly  Payment for any  Non-Primary  Residence Loan remaining in the
                  Mortgage  Pool  (other  than  Additional   Collateral  Loans,  if  any)  which  had  an  original
                  Loan-to-Value  Ratio of 80% or greater  that would  result if the Net  Mortgage  Rate thereof was equal to the weighted  average  (based on the principal  balance of the Mortgage  Loans as of the
                  Relevant  Anniversary)  of the Net  Mortgage  Rates  of all  Mortgage  Loans  as of the  Relevant
                  Anniversary less 1.25% per annum,  (y) a number equal to the weighted  average  remaining term to maturity,  in months,  of all  Non-Primary  Residence  Loans remaining in the Mortgage Pool as of the  Relevant  Anniversary,  and (z) one plus  the  quotient  of the  number  of all  Non-Primary
                  Residence  Loans  remaining  in the  Mortgage  Pool  divided by the total  number of  Outstanding
                  Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $165,724,

                  over

                  (2)      the  aggregate  amount of  Bankruptcy  Losses  allocated  solely to one or more specific
         Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

The Bankruptcy  Amount may be further reduced by the Master Servicer  (including  accelerating  the manner in which such coverage is reduced)  provided that prior to any such reduction,  the Master Servicer shall (i) obtain written confirmation  from each Rating  Agency  that such  reduction  shall not reduce the rating  assigned to any Class of
Certificates  by such  Rating  Agency  below the lower of the  then-current  rating or the rating  assigned to such
Certificates  as of the Closing Date by such Rating Agency and (ii) provide a copy of such written  confirmation to the Trustee.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which  banking  institutions in the State of New York,  the State of  Michigan,  the State of  California,  the State of Illinois or the City of
St. Paul,  Minnesota (and such other state or states in which the Custodial Account or the Certificate  Account are at the time located) are required or authorized by law or executive order to be closed.

         Certificate:  Any Class A, Class M, Class B, Class P or Class R Certificate.

         Certificate  Account:  The separate  account or accounts  created and maintained  pursuant to Section 4.01 of the Standard  Terms,  which shall be entitled  "U.S.  Bank National  Association,  as trustee,  in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through  Certificates,  Series
2007-S7" and which must be an Eligible Account.

         Certificate   Principal  Balance:  With  respect  to  each  Certificate  (other  than  any  Interest  Only
Certificate), on any date of determination, an amount equal to:

         (i)      the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)     any  Subsequent  Recoveries  added  to the  Certificate  Principal  Balance  of such  Certificate pursuant to Section 4.02, plus

         (iii)    in the case of each Accrual  Certificate,  an amount equal to the aggregate  Accrued  Certificate
                  Interest  added  to  the   Certificate   Principal   Balance   thereof  on each Distribution Date
                  prior to the related Accretion Termination Date and prior  to  such  date of determination, minus

         (iv)     the  sum of  (x) the  aggregate  of all  amounts  previously  distributed  with  respect  to such
                  Certificate (or any  predecessor  Certificate) and  applied to reduce the  Certificate  Principal
                  Balance  thereof  pursuant  to  Section 4.02(a) and   (y) the  aggregate  of  all  reductions  in
                  Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses which were  previously  allocated to such  Certificate  (or any  predecessor  Certificate) pursuant  to
                  Section 4.05;

provided,  that the  Certificate  Principal  Balance  of the  Class of  Subordinate  Certificates  with the  Lowest
Priority at any given time shall be further  reduced by an amount  equal to the  Percentage  Interest  evidenced by such Certificate  multiplied by the excess, if any, of (A) the then aggregate  Certificate Principal Balance of all
Classes of Certificates  then  outstanding  over (B) the then aggregate  Stated  Principal  Balance of the Mortgage
Loans. The Certificate  Principal Balance of any Exchangeable  Certificates or Exchanged  Certificates that are not outstanding on any Distribution Date will be equal to zero.

         Class A  Certificate:  Any one of the Class A-1,  Class A-2,  Class A-3,  Class A-4, Class A-5, Class A-6,
Class A-7, Class A-8, Class A-9, Class A-10,  Class A-11,  Class A-12,  Class A-13,  Class A-14,  Class A-15, Class
A-16,  Class A-17,  Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25,
Class A-26,  Class A-27,  Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-33, Class A-34, Class
A-35,  Class  A-36,  Class  A-P or Class  A-V  Certificates,  executed  by the  Trustee  and  authenticated  by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class A-P Principal Distribution Amount: As defined in Section 4.02(b)(i).

         Class A-4  Accrual  Distribution  Amount:  With  respect to each  Distribution  Date on or  preceding  the
Accretion  Termination Date for the Class A-4  Certificates,  an amount equal to the amount of Accrued  Certificate
Interest on the Class A-4 Certificates for that date, which will be added to the Certificate  Principal  Balance of the Class A-4 Certificates and distributed in the manner described in Section  4.02(a)(ii)(Y)(i)  to the holders of the Class A-3 and Class A-4  Certificates,  as  principal in reduction  of the  Certificate  Principal  Balances thereof.  Any  distributions  of the  Class  A-4  Accrual  Distribution  Amount  to the  Class  A-3 and  Class  A-4
Certificates  will reduce the Certificate  Principal  Balances of the Class A-3 and Class A-4  Certificates by that amount.  The amount that is added to the Certificate  Principal  Balance of the Class A-4 Certificates  will accrue interest at a rate of 6.25% per annum.  On each  Distribution  Date after the  Accretion  Termination  Date for the
Class A-4 Certificates,  the entire Accrued  Certificate  Interest on the Class A-4 Certificates for that date will be payable to the holders of the Class A-4 Certificates, as interest.

         Class  A-7/Class A-8 Lockout  Amount:  With respect to any  Distribution  Date, an amount equal to the sum of the following:

         (a) the product of (i) the Class  A-7/Class A-8 Lockout  Percentage for that  Distribution  Date, and (ii)
the  aggregate  collections  described in clauses (A), (B) and (E), to the extent  clause (E) relates to clause (A)
or (B) of Section  4.02(a)(ii)(Y)(4)  after applying the Senior Percentage and the Senior Accelerated  Distribution
Percentage, plus

         (b) the product of (i) the Class  A-7/Class A-8 Lockout  Percentage for that  Distribution  Date, (ii) the
Lockout  Prepayment  Percentage  for that  Distribution  Date,  and (iii) the  aggregate  collections  described in clauses (C) and (E), to the extent  clause (E) relates to clause (C) of Section  4.02(a)(ii)(Y)(4)  after  applying the Senior Accelerated Distribution Percentage.

         Class  A-7/Class-A8  Lockout  Percentage:  With respect to any Distribution Date prior to the Distribution
Date in August  2012,  0%, and with respect to such  Distribution  Date and any  Distribution  Date  thereafter,  a fraction,  expressed as a percentage,  (i) the numerator of which is the aggregate Certificate Principal Balance of the Class A-7 and Class A-8 Certificates and (ii) the denominator of which is the aggregate  Certificate  Principal
Balance of the Senior Certificates other than the Class A-P Certificates.

         Class A-9  Accrual  Distribution  Amount:  With  respect to each  Distribution  Date on or  preceding  the
Accretion  Termination Date for the Class A-9  Certificates,  an amount equal to the amount of Accrued  Certificate
Interest on the Class A-9 Certificates for that date, which will be added to the Certificate  Principal  Balance of the Class A-9 Certificates and distributed in the manner described in Section  4.02(a)(ii)(Y)(ii)  to the holders of the Class A-6 Certificates and Class A-9  Certificates,  as principal in reduction of the Certificate  Principal
Balances  thereof.  Any distributions of the Class A-9 Accrual  Distribution  Amount to the Class A-6 and Class A-9
Certificates  will reduce the Certificate  Principal  Balances of the Class A-6 and Class A-9  Certificates by that amount.  The amount that is added to the Certificate  Principal  Balance of the Class A-9 Certificates  will accrue interest at a rate of 6.00% per annum.  On each  Distribution  Date after the  Accretion  Termination  Date for the
Class A-9 Certificates,  the entire Accrued  Certificate  Interest on the Class A-9 Certificates for that date will be payable to the holders of the Class A-9 Certificates, as interest.

         Class A-11  Lockout  Amount:  With  respect to any  Distribution  Date,  an amount equal to the sum of the following:

         (a) the  product  of (i) the Class  A-11  Lockout  Percentage  for that  Distribution  Date,  and (ii) the aggregate  collections  described in clauses  (A),  (B) and (E), to the extent  clause (E) relates to clause (A) or
(B) of Section  4.02(a)(ii)(Y)(4)  after  applying the Senior  Percentage and the Senior  Accelerated  Distribution
Percentage, plus

         (b) the product of (i) the Class A-11 Lockout  Percentage  for that  Distribution  Date,  (ii) the Lockout
Prepayment  Percentage for that  Distribution  Date, and (iii) the aggregate  collections  described in clauses (C)
and (E), to the extent  clause (E) relates to clause (C) of Section  4.02(a)(ii)(Y)(4)  after  applying  the Senior
Accelerated Distribution Percentage.

         Class A-11 Lockout  Percentage:  With respect to any Distribution  Date prior to the Distribution  Date in
August 2012, 0%, and with respect to such  Distribution  Date and any  Distribution  Date  thereafter,  a fraction, expressed as a percentage,  (i) the numerator of which is the aggregate  Certificate Principal Balance of the Class
A-11  Certificates and (ii) the denominator of which is the aggregate  Certificate  Principal Balance of the Senior
Certificates other than the Class A-P Certificates.

         Class A-16 Accrual  Distribution  Amount:  With  respect to each  Distribution  Date on or  preceding  the
Accretion  Termination Date for the Class A-16 Certificates,  an amount equal to the amount of Accrued  Certificate
Interest on the Class A-16  Certificates  for that date, which will be added to the Certificate  Principal  Balance of the Class A-16  Certificates and distributed in the manner described in Section  4.02(a)(ii)(Y)(iii)  to the holders of the Class A-15  Certificates and Class A-16  Certificates,  as principal in reduction of the Certificate
Principal  Balances  thereof.  Any  distributions of the Class A-16 Accrual  Distribution  Amount to the Class A-15
and Class  A-16  Certificates  will  reduce the  Certificate  Principal  Balances  of the Class A-15 and Class A-16
Certificates  by that  amount.  The amount  that is added to the  Certificate  Principal  Balance of the Class A-16
Certificates  will accrue  interest at a rate of 6.00% per annum.  On each  Distribution  Date after the  Accretion
Termination  Date for the Class  A-16  Certificates,  the entire  Accrued  Certificate  Interest  on the Class A-16
Certificates for that date will be payable to the holders of the Class A-16 Certificates, as interest.

         Class R Certificate:  Any one of the Class R  Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the related REMIC for purposes of the REMIC Provisions.

         Closing Date:  July 30, 2007.

         Combination Group:  Any of the Combination Groups set forth in Exhibit Seven hereto.

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution of this Agreement is located at U.S. Bank National  Association,  EP-MN-WS3D,  60 Livingston  Avenue, St.
Paul, Minnesota 55107, Attention: Structured Finance/RFMSI 2007-S7.

         Cut-off Date:  July 1, 2007.

         Determination  Date:  With  respect  to any  Distribution  Date,  the  second  Business  Day prior to such
Distribution Date.

         Discount Net Mortgage Rate:  6.00% per annum.

         Due Period:  With respect to each  Distribution  Date and any Mortgage  Loan,  the calendar  month of such
Distribution Date.

         Eligible  Funds:  On any  Distribution  Date, the portion,  if any, of the Available  Distribution  Amount remaining  after  reduction by the sum of (i) the aggregate  amount of Accrued  Certificate  Interest on the Senior
Certificates,   (ii)  the  Senior  Principal   Distribution   Amount   (determined   without  regard  to  Section
4.02(a)(ii)(Y)(4)(D)  of this Series  Supplement),  (iii) the Class A-P Principal  Distribution  Amount (determined without  regard to Section  4.02(b)(i)(E)  of this  Series  Supplement)  and (iv) the  aggregate  amount of Accrued
Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

         Exchangeable  Certificates:  The Class A-6,  Class A-7,  Class A-9,  Class A-11,  Class A-12,  Class A-13,
Class A-14, Class A-15, Class A-16, Class A-17, Class A-18 and Class A-19 and Class A-22 Certificates.

         Exchanged  Certificates:  The Class A-17,  Class A-18,  Class A-19,  Class A-20,  Class A-21,  Class A-22,
Class A-23,  Class A-24,  Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class
A-32, Class A-33, Class A-34, Class A-35 and Class A-36 Certificates.

         Floater Certificates:  The Class A-24, Class A-27, Class A-31 and Class A-35 Certificates.

         Fraud Loss  Amount:  As of any date of  determination  after the  Cut-off  Date,  an amount  equal to: (X)
prior to the  first  anniversary  of the  Cut-off  Date,  an  amount  equal to 3.00% of the  aggregate  outstanding principal  balance of all of the Mortgage  Loans as of the Cut-off Date minus the aggregate  amount of Fraud Losses allocated  solely to one or more specific  Classes of  Certificates  in accordance with Section 4.05 of this Series
Supplement  since the Cut-off Date up to such date of  determination,  (Y) prior to the second  anniversary  of the
Cut-off  Date,  an amount  equal to 2.00% of the  aggregate  outstanding  principal  balance of all of the Mortgage
Loans as of the Cut-off Date minus the aggregate  amount of Fraud Losses  allocated  solely to one or more specific
Classes of  Certificates  in accordance  with Section 4.05 of this Series  Supplement  since the Cut-off Date up to such date of  determination  and (Z) from the third to the fifth  anniversary  of the Cut-off Date, an amount equal to (1) the  lesser of (a) the Fraud Loss  Amount as of the most  recent  anniversary  of the  Cut-off  Date and (b)
1.00%  of the  aggregate  outstanding  principal  balance  of  all of the  Mortgage  Loans  as of the  most  recent anniversary  of the Cut-off Date minus (2) the  aggregate  amount of Fraud Losses  allocated  solely to one or more specific  Classes of Certificates in accordance with Section 4.05 of this Series  Supplement  since the most recent anniversary  of the  Cut-off  Date up to such date of  determination.  On and after  the fifth  anniversary  of the
Cut-off Date, the Fraud Loss Amount shall be zero.

         The Fraud Loss Amount may be further reduced by the Master  Servicer  (including  accelerating  the manner in which such  coverage  is reduced)  provided  that prior to any such  reduction,  the Master  Servicer  shall (i)
obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating  assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the  Closing  Date by such  Rating  Agency  and (ii)  provide  a copy of such  written confirmation to the Trustee.

         Grantor  Trust:  That  portion of the Trust Fund  consisting  of the Grantor  Trust  Uncertificated  REMIC
Regular Interests.

         Grantor Trust Account:  The account designated by the Trustee pursuant to Section 5.08.

     Grantor Trust Uncertificated REMIC Regular Interest:  Any of the Uncertificated REMIC Regular Interests (other than, for the avoidance of doubt, any  Uncertificated  Class A-V REMIC Regular  Interests),  which are beneficially owned in the form of their related  Exchangeable  Certificates  or Exchanged  Certificates  and rights with respect thereto.

         Initial Monthly Payment Fund: $14,996  representing  scheduled principal  amortization and interest at the
Net  Mortgage  Rate  during the month of July 2007,  for those  Mortgage  Loans for which the  Trustee  will not be entitled to receive such payment in accordance  with the definition of "Trust Fund".  The Initial  Monthly  Payment
Fund will not be part of any REMIC.

         Initial  Notional  Amount:  With respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section  5.01(c) of the Standard  Terms,  the aggregate  Cut-off Date  Principal  Balance of the Mortgage  Loans
relating to the  Uncertificated  Class A-V REMIC Regular Interests  corresponding to such Class or Subclass on such date.

         Initial Subordinate Class Percentage:  With respect to each Class of related Subordinate Certificates,  an amount  which  is  equal  to the  initial  aggregate  Certificate  Principal  Balance  of  such  related  Class  of
Subordinate  Certificates  divided by the aggregate  Stated  Principal  Balance of all the Mortgage Loans as of the
Cut-off Date as follows:

         Class M-1:  2.00%          Class B-1: 0.30%
         Class M-2:  0.75%          Class B-2: 0.25%
         Class M-3:  0.45%          Class B-3: 0.25%

         Interest Accrual Period:  With respect to any Certificates  (other than the Adjustable Rate  Certificates)
and any  Distribution  Date, the calendar month preceding the month in which such  Distribution  Date occurs.  With respect to the Adjustable Rate  Certificates  and any  Distribution  Date, the period  beginning on the 25th day of the month  preceding  the month in which such  Distribution  Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

         Interest  Only  Certificates:  The Class A-25,  Class  A-28,  Class A-32 and Class A-V  Certificates.  The
Interest Only Certificates will have no Certificate Principal Balance.

         Inverse Floater  Certificates:  The Class A-25,  Class A-26,  Class A-28,  Class A-29,  Class A-32,  Class
A-33 and Class A-36 Certificates.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance  with
Section 1.03.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or  Sunday  or (ii) a day on  which  banking institutions in London, England are required or authorized by law to be closed.

         LIBOR  Rate  Adjustment   Date:  With  respect  to  each   Distribution   Date  and  the  Adjustable  Rate
Certificates,  the second  LIBOR  Business Day  immediately  preceding  the  commencement  of the related  Interest
Accrual Period on which banks are open for dealing in foreign currency and exchange in London, England.

         Lockout  Prepayment  Percentage:  For any Distribution  Date occurring prior to the  Distribution  Date in
August 2012,  0%. For any  Distribution  Date  occurring  after the first five years  following the Closing Date, a percentage  determined  as follows:  (i) for any  Distribution  Date during the sixth year after the Closing  Date,
30%;  (ii) for any  Distribution  Date  during  the  seventh  year  after  the  Closing  Date,  40%;  (iii) for any
Distribution  Date during the eighth year after the Closing Date,  60%; (iv) for any  Distribution  Date during the ninth year after the Closing Date, 80%; and (v) for any Distribution Date thereafter, 100%.

         Maturity Date: With respect to each Class of Certificates,  the  Distribution  Date in July 2037, which is the Distribution Date in the month immediately following the latest scheduled maturity date of any Mortgage Loan.

         Mortgage  Loan  Schedule:  The list or lists of the  Mortgage  Loans  attached  hereto as Exhibit  One (as amended from time to time to reflect the  addition of Qualified  Substitute  Mortgage  Loans),  which list or lists shall set forth the following information as to each Mortgage Loan:

         (a)      the Mortgage Loan identifying number ("RFC LOAN #");
         (b)      the maturity of the Mortgage Note ("MATURITY DATE");
         (c)      the Mortgage Rate ("ORIG RATE");
         (d)      the Subservicer pass-through rate ("CURR NET");
         (e)      the Net Mortgage Rate ("NET MTG RT");
         (f)      the Pool Strip Rate ("STRIP");
         (g)      the initial scheduled monthly payment of  principal, if any, and interest ("ORIGINAL P & I");
         (h)      the Cut-off Date Principal Balance ("PRINCIPAL BAL");
         (i)      the Loan-to-Value Ratio at origination ("LTV");
         (j)      the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");
         (k)      a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the  Mortgage  Loan is secured by a second or vacation residence; and
         (l)      a code "N" under the  column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

         Non-Discount Mortgage Loan: The Mortgage Loans other than the Discount Mortgage Loans.

         Notional  Amount:  As of any  Distribution  Date with  respect  to any Class A-V  Certificates,  an amount equal to the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the day  immediately  preceding such
Distribution  Date (or,  with  respect to the initial  Distribution  Date,  at the close of business on the Cut-off
Date).  For federal income tax purposes,  as of any  Distribution  Date, with respect to any Class A-V Certificates or Subclass  thereof issued  pursuant to Section  5.01(c) of the Standard  Terms,  the aggregate  Stated  Principal
Balance of the Mortgage Loans corresponding to the Uncertificated  Class A-V REMIC Regular Interests  corresponding to such Class or Subclass as of the day  immediately  preceding  such  Distribution  Date (or,  with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

         As of any Distribution  Date with respect to Class A-25  Certificates,  an amount equal to the Certificate
Principal balance of the Class A-24 Certificates immediately prior to that date.

         As of any Distribution  Date with respect to Class A-28  Certificates,  an amount equal to the Certificate
Principal balance of the Class A-27 Certificates immediately prior to that date.

         As of any Distribution  Date with respect to Class A-32  Certificates,  an amount equal to the Certificate
Principal balance of the Class A-31 Certificates immediately prior to that date.

           The  Notional  Amount  of  any  Exchangeable   Certificates  or  Exchanged  Certificates  that  are  not
outstanding on any date will be equal to zero.

         Pass-Through  Rate: With respect to the Class A Certificates  (other than the Class A-V Certificates,  the
Adjustable Rate Certificates and the Principal Only Certificates),  Class M Certificates,  Class B Certificates and
Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto.

         With respect to the Class A-24  Certificates  and the initial  Interest  Accrual Period,  5.82% per annum, and as to any Interest Accrual Period  thereafter for which such Class A-24  Certificates  are  outstanding,  a per annum rate equal to LIBOR plus 0.50%, subject to a maximum rate of 7.00% and a minimum rate of 0.50% per annum.

         With respect to the Class A-25  Certificates  and the initial  Interest  Accrual Period,  1.18% per annum, and as to any Interest Accrual Period  thereafter for which such Class A-25  Certificates  are  outstanding,  a per annum rate equal to 6.50% minus LIBOR, subject to a maximum rate of 6.50% and a minimum rate of 0.00% per annum.

         With respect to the Class A-26  Certificates  and the initial  Interest  Accrual Period,  7.08% per annum, and as to any Interest Accrual Period  thereafter for which such Class A-26  Certificates  are  outstanding,  a per annum rate equal to 39.00%  minus the product of 6.0 and LIBOR,  subject to a maximum  rate of 39.00% and a minimum rate of 0.00% per annum.

         With respect to the Class A-27  Certificates  and the initial  Interest  Accrual Period,  5.87% per annum, and as to any Interest Accrual Period  thereafter for which such Class A-27  Certificates  are  outstanding,  a per annum rate equal to LIBOR plus 0.55%, subject to a maximum rate of 7.00% and a minimum rate of 0.55% per annum.

         With respect to the Class A-28  Certificates  and the initial  Interest  Accrual Period,  1.13% per annum, and as to any Interest Accrual Period  thereafter for which such Class A-28  Certificates  are  outstanding,  a per annum rate equal to 6.45% minus LIBOR, subject to a maximum rate of 6.45% and a minimum rate of 0.00% per annum.

         With respect to the Class A-29  Certificates  and the initial  Interest  Accrual Period,  6.78% per annum, and as to any Interest Accrual Period  thereafter for which such Class A-29  Certificates  are  outstanding,  a per annum rate equal to 38.70%  minus the product of 6.0 and LIBOR,  subject to a maximum  rate of 38.70% and a minimum rate of 0.00% per annum.

         With respect to the Class A-31  Certificates  and the initial  Interest  Accrual Period,  5.92% per annum, and as to any Interest Accrual Period  thereafter for which such Class A-31  Certificates  are  outstanding,  a per annum rate equal to LIBOR plus 0.60%, subject to a maximum rate of 7.00% and a minimum rate of 0.60% per annum.

         With respect to the Class A-32  Certificates  and the initial  Interest  Accrual Period,  1.08% per annum, and as to any Interest Accrual Period  thereafter for which such Class A-32  Certificates  are  outstanding,  a per annum rate equal to 6.40% minus LIBOR, subject to a maximum rate of 6.40% and a minimum rate of 0.00% per annum.

         With respect to the Class A-33  Certificates  and the initial  Interest  Accrual Period,  6.48% per annum, and as to any Interest Accrual Period  thereafter for which such Class A-33  Certificates  are  outstanding,  a per annum rate equal to 38.40%  minus the product of 6.0 and LIBOR,  subject to a maximum  rate of 38.40% and a minimum rate of 0.00% per annum.

         With respect to the Class A-35  Certificates  and the initial  Interest  Accrual Period,  5.72% per annum, and as to any Interest Accrual Period  thereafter for which such Class A-35  Certificates  are  outstanding,  a per annum rate equal to LIBOR plus 0.40%, subject to a maximum rate of 7.50% and a minimum rate of 0.40% per annum.

         With respect to the Class A-36  Certificates  and the initial  Interest  Accrual Period,  7.12% per annum, and as to any Interest Accrual Period  thereafter for which such Class A-36  Certificates  are  outstanding,  a per annum rate equal to 28.40%  minus the product of 4.0 and LIBOR,  subject to a maximum  rate of 28.40% and a minimum rate of 0.00% per annum.

         With respect to the Class A-V Certificates  (other than any Subclass  thereof) and any  Distribution  Date other than the initial Distribution Date, a rate equal to the weighted average,  expressed as a percentage,  of the
Pool Strip Rates of all Mortgage  Loans as of the Due Date in the related Due Period,  weighted on the basis of the respective Stated Principal  Balances of such Mortgage Loans as of the day immediately  preceding such Distribution
Date.  With respect to the Class A-V  Certificates  and the initial  Distribution  Date, the  Pass-Through  Rate is equal to 0.1695% per annum.  With respect to any Subclass of Class A-V Certificates  and any  Distribution  Date, a
rate equal to the weighted  average,  expressed  as a  percentage,  of the Pool Strip Rates of all  Mortgage  Loans corresponding to the  Uncertificated  Class A-V REMIC Regular Interests  represented by such Subclass as of the Due
Date in the  related  Due  Period,  weighted  on the basis of the  respective  Stated  Principal  Balances  of such
Mortgage  Loans  as of the day  immediately  preceding  such  Distribution  Date (or with  respect  to the  initial
Distribution  Date, at the close of business on the Cut-Off Date). With respect to each Uncertificated REMIC Regular
Interest (other than, for the avoidance of doubt, any of the Uncertificated Class A-V REMIC Regular Interests) and
any Distribution Date, the Uncertificated Pass-Through Rate set forth in the definition of Uncertificated REMIC
Regular Interests hereto, namely, 6.00% per annum.   The Principal Only  Certificates  and the Class P Certificates
have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

         Planned  Principal  Balance:  With respect to each  Distribution  Date, the planned  principal balance set forth for that Distribution Date for the Class A-2 Certificates in Exhibit Five hereto.

         Pool Strip  Rate:  With  respect to each  Mortgage  Loan,  a per annum rate equal to the excess of (a) the
Net Mortgage  Rate of such  Mortgage  Loan over (b) the  Discount  Net Mortgage  Rate (but not less than 0.00%) per annum.

         Prepayment  Assumption:  A prepayment  assumption of 300% of the  prepayment  speed  assumption,  used for determining  the accrual of original  issue  discount  and market  discount  and  premium on the  Certificates  for federal income tax purposes.  The  prepayment  speed  assumption  assumes a constant rate of prepayment of Mortgage
Loans of 0.2% per annum of the then  outstanding  principal  balance of such  Mortgage  Loans in the first month of the life of the Mortgage  Loans,  increasing by an  additional  0.2% per annum in each  succeeding  month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the Mortgage Loans.

         Prepayment  Distribution  Percentage:  With respect to any Distribution Date and each Class of Subordinate
Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

         (i)      For any Distribution  Date prior to the Distribution  Date in August 2012 (unless the Certificate
                  Principal Balances of the Senior  Certificates  (other than the Class A-P Certificates) have been reduced to zero), 0%.

         (ii)     For any  Distribution  Date for which clause (i) above does not apply,  and on which any Class of
                  Subordinate Certificates is outstanding with a Certificate Principal Balance greater than zero:

                           (a)      in the case of the Class of Subordinate  Certificates then outstanding with the
                  Highest  Priority  and each  other  Class of  Subordinate  Certificates  for  which  the  related
                  Prepayment  Distribution Trigger has been satisfied, a fraction,  expressed as a percentage,  the numerator of which is the Certificate  Principal  Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate  Principal  Balances  immediately prior to such  date of (1) the  Class  of  Subordinate  Certificates  then  outstanding  with the
                  Highest  Priority and (2) all other Classes of Subordinate  Certificates for which the respective
                  Prepayment Distribution Triggers have been satisfied; and

                           (b)      in the case of each  other  Class of  Subordinate  Certificates  for  which the
                  Prepayment Distribution Triggers have not been satisfied, 0%; and

         (iii)    Notwithstanding  the  foregoing,   if  the  application  of  the  foregoing  percentages  on  any
                  Distribution  Date as provided  in Section  4.02 of this Series  Supplement  (determined  without regard to the proviso to the definition of  "Subordinate  Principal  Distribution  Amount") would result in a  distribution  in  respect  of  principal  of any  Class or  Classes  of  Subordinate
                  Certificates in an amount greater than the remaining  Certificate  Principal Balance thereof (any such class,  a "Maturing  Class"),  then:  (a) the  Prepayment  Distribution  Percentage  of each
                  Maturing Class shall be reduced to a level that, when applied as described  above,  would exactly reduce the Certificate  Principal Balance of such Class to zero; (b) the Prepayment  Distribution
                  Percentage of each other Class of  Subordinate  Certificates  (any such Class,  a  "Non-Maturing
                  Class") shall be  recalculated  in accordance  with the provisions in paragraph (ii) above, as if the  Certificate  Principal  Balance  of each  Maturing  Class  had been  reduced  to zero  (such percentage  as  recalculated,  the  "Recalculated  Percentage");  (c)  the  total  amount  of the reductions in the Prepayment  Distribution  Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence,  expressed as an aggregate  percentage,  shall be allocated among the  Non-Maturing  Classes  in  proportion  to their  respective  Recalculated  Percentages  (the portion of such aggregate  reduction so allocated to any  Non-Maturing  Class,  the  "Adjustment
                  Percentage");  and (d) for  purposes  of such  Distribution  Date,  the  Prepayment  Distribution
                  Percentage  of  each  Non-Maturing  Class  shall  be  equal  to the  sum of  (1)  the  Prepayment
                  Distribution  Percentage thereof,  calculated in accordance with the provisions in paragraph (ii)
                  above as if the  Certificate  Principal  Balance of each  Maturing  Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

         Principal Only Certificates:  Any one of the Class A-5, Class A-34 or Class A-P Certificates.

         Record  Date:  With  respect  to each  Distribution  Date and each  Class of  Certificates,  the  close of business on the last  Business Day of the month next  preceding  the month in which the related  Distribution  Date occurs.

         Related  Classes:  As to  any  Uncertificated  REMIC  Regular  Interest,  those  classes  of  Certificates identified as "Related  Classes of Certificates"  to such  Uncertificated  REMIC Regular Interest in the definition of Uncertificated REMIC Regular Interest.

         Senior  Certificate:  Any one of the Class A  Certificates,  Class P Certificates or Class R Certificates,
executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed to the
Standard Terms as Exhibit A and Exhibit D, respectively.

         Senior  Percentage:  As of any  Distribution  Date,  the  lesser of 100% and a  fraction,  expressed  as a percentage,  the  numerator of which is the  aggregate  Certificate  Principal  Balance of the Senior  Certificates
(other than the Class A-P  Certificates)  immediately  prior to such Distribution Date and the denominator of which is the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or related REO  Properties)  (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Senior Principal  Distribution  Amount: As to any Distribution  Date, the lesser of (a) the balance of the
Available  Distribution Amount remaining after the distribution of all amounts required to be distributed  pursuant to Section  4.02(a)(i)  and  Section  4.02(a)(ii)(X)  (excluding  any  amount  distributable  pursuant  to Section
4.02(b)(i)(E))  (or, on or after the Credit Support  Depletion  Date, the amount  required to be distributed to the
Class  A-P  Certificateholders  pursuant  to  Section  4.02(c))  and  (b)  the sum of the  amounts  required  to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y)(4).

         Senior Underwriter: Morgan Stanley & Co. Incorporated.

         Senior  Underwriting  Agreement:  The  underwriting  agreement,  dated  as of July  27,  2007,  among  the
Company, the Master Servicer and the Senior Underwriter.

         Special Hazard Amount:  As of any  Distribution  Date, an amount equal to $4,191,083  minus the sum of (i)
the aggregate  amount of Special Hazard Losses  allocated solely to one or more specific Classes of Certificates in accordance  with Section 4.05 of this Series  Supplement and (ii) the Adjustment  Amount (as defined below) as most recently  calculated.  For each  anniversary  of the Cut-off  Date,  the  Adjustment  Amount  shall be equal to the amount,  if any, by which the amount  calculated in accordance with the preceding  sentence  (without giving effect to the  deduction of the  Adjustment  Amount for such  anniversary)  exceeds the greater of (A) the greatest of (i)
twice the outstanding  principal  balance of the Mortgage Loan in the Trust Fund which has the largest  outstanding principal  balance on the  Distribution  Date  immediately  preceding such  anniversary,  (ii) the product of 1.00%
multiplied  by the  outstanding  principal  balance of all  Mortgage  Loans on the  Distribution  Date  immediately preceding such anniversary and (iii) the aggregate  outstanding  principal balance (as of the immediately preceding
Distribution  Date) of the  Mortgage  Loans in any  single  five-digit  California  zip code area with the  largest amount of Mortgage  Loans by  aggregate  principal  balance as of such  anniversary  and (B) the greater of (i) the product of 0.50% multiplied by the outstanding  principal  balance of all Mortgage Loans on the  Distribution  Date immediately preceding such anniversary  multiplied by a fraction,  the numerator of which is equal to the aggregate outstanding  principal  balance (as of the immediately  preceding  Distribution  Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate  outstanding  principal balance  (as of the  immediately  preceding  Distribution  Date)  of all of  the  Mortgage  Loans,  expressed  as a percentage,  and the  denominator  of  which is equal to 31.8%  (which  percentage  is equal to the  percentage  of
Mortgage  Loans  initially  secured  by  Mortgaged  Properties  located  in the State of  California)  and (ii) the aggregate  outstanding  principal  balance  (as of the  immediately  preceding  Distribution  Date) of the  largest
Mortgage Loan secured by a Mortgaged Property located in the State of California.

         The Special  Hazard  Amount may be further  reduced by the Master  Servicer  (including  accelerating  the manner in which  coverage is reduced)  provided that prior to any such  reduction,  the Master  Servicer  shall (i)
obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating  assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the  Closing  Date by such  Rating  Agency  and (ii)  provide  a copy of such  written confirmation to the Trustee.

         Subordinate  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date and each Class of
Subordinate  Certificates,  (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such
Class and (y) the aggregate of the amounts  calculated  for such  Distribution  Date under clauses (1), (2) and (3)
of Section  4.02(a)(ii)(Y)(4)(A)  of this Series Supplement (without giving effect to the Senior Percentage) to the extent not  payable  to the  Senior  Certificates;  (ii) such  Class's  pro rata  share,  based on the  Certificate
Principal  Balance of each  Class of  Subordinate  Certificates  then  outstanding,  of the  principal  collections described  in Section  4.02(a)(ii)(Y)(4)(B)(b)  of this  Series  Supplement  (without  giving  effect to the Senior
Accelerated  Distribution  Percentage) to the extent such  collections are not otherwise  distributed to the Senior
Certificates;  (iii) the product of (x) the related  Prepayment  Distribution  Percentage  and (y) the aggregate of all  Principal  Prepayments  in Full received in the related  Prepayment  Period and  Curtailments  received in the preceding  calendar  month (other than the related  Discount  Fraction of such  Principal  Prepayments  in Full and
Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior  Certificates;  (iv)
if such  Class is the  Class of  Subordinate  Certificates  with  the  Highest  Priority,  any  Excess  Subordinate
Principal  Amount for such  Distribution  Date;  and (v) any amounts  described in clauses  (i),  (ii) and (iii) as determined for any previous  Distribution  Date, that remain  undistributed to the extent that such amounts are not attributable  to Realized  Losses which have been  allocated to a Class of Subordinate  Certificates  minus (b) the sum of (i) with respect to the Class of Subordinate  Certificates with the Lowest Priority,  any Excess Subordinate
Principal  Amount  for  such  Distribution  Date;  and  (ii)  the  Capitalization  Reimbursement  Amount  for  such
Distribution  Date,  other  than the  related  Discount  Fraction  of any  portion of that  amount  related to each
Discount  Mortgage  Loan,  multiplied  by  a  fraction,  the  numerator  of  which  is  the  Subordinate  Principal
Distribution Amount for such Class of Subordinate  Certificates,  without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal  distribution  amounts for all Classes of  Certificates  other than the Class A-P  Certificates,  without  giving effect to any reductions  for the  Capitalization  Reimbursement
Amount.

         Targeted  Principal  Balance:  With respect to each Distribution  Date, the targeted principal balance set forth for that Distribution Date for the Class A-3 Certificates in Exhibit Six hereto.

         Trust Fund:  The segregated pool of assets consisting of:

         (i)      the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

         (ii)     all  payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off  Date
                  (other than  Monthly  Payments  due in the month of the  Cut-off  Date) as shall be on deposit in the  Custodial  Account or in the  Certificate  Account and  identified as belonging to the Trust
                  Fund but not including amounts on deposit in the Initial Monthly Payment Fund,

         (iii)    property  that  secured  a  Mortgage  Loan  and that has been  acquired  for the  benefit  of the
                  Certificateholders by foreclosure or deed in lieu of foreclosure,

         (iv)     the hazard insurance policies and Primary Insurance Policies, if any,

         (v)      the Initial Monthly Payment Fund; and

         (vi)     all proceeds of clauses (i) through (v) above.

         Uncertificated  Accrued Interest:  With respect to each Distribution  Date, (i) as to each  Uncertificated
REMIC Regular Interest,  an amount equal to the aggregate amount of Accrued Certificate  Interest that would result under the terms of the  definition  thereof on the Related  Classes of  Certificates  (excluding  any Interest Only
Certificates) if the Pass-Through Rate on such Classes were equal to the  Uncertificated  Pass-Through Rate on such
Uncertificated  REMIC Regular  Interest and (ii) as to each  Uncertificated  Class A-V REMIC Regular  Interest,  an
amount  equal  to  the  aggregate  amount  of  Accrued  Certificate   Interest  that  would  result  based  on  the
Uncertificated  Class A-V REMIC Pass-Through  Rate, in each case reduced by such Certificate's  share of Prepayment
Interest Shortfalls,  Realized Losses or other amounts allocated to the related  Certificates  pursuant to Section
4.05.

         Uncertificated  Class A-V REMIC  Notional  Amount:  With  respect to each  Uncertificated  Class A-V REMIC
Regular Interest, the Stated Principal Balance of the related Mortgage Loan.

         Uncertificated  Class A-V REMIC  Pass-Through  Rate: With respect to each  Uncertificated  Class A-V REMIC
Regular Interest, a per annum rate equal to the Pool Strip Rate with respect to the related Mortgage Loan.

         Uncertificated  Class A-V REMIC Regular Interest  Distribution  Amounts:  With respect to any Distribution
Date, the sum of the amounts deemed to be distributed on the  Uncertificated  Class A-V REMIC Regular Interests for
such Distribution Date pursuant to Section 4.02(a).

         Uncertificated  Class A-V REMIC Regular  Interests:  The 647 uncertificated  partial undivided  beneficial ownership  interests  in the Trust Fund,  numbered  sequentially  from 1 to 647,  each  relating to the  particular
Non-Discount  Mortgage  Loan  identified  by  sequential  number on the  Mortgage  Loan  Schedule,  each  having no principal  balance,  and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of
the related Mortgage Loan.

         Uncertificated  Pass-Through  Rate: With respect to each of the  Uncertificated  REMIC Regular  Interests, the per annum rate specified in the definition of Uncertificated REMIC Regular Interests.

         Uncertificated  Principal  Balance:  With  respect  to each  Uncertificated  REMIC  Regular  Interest,  as defined in the definition of Uncertificated REMIC Regular Interest.

         Uncertificated  REMIC Regular Interest  Distribution  Amounts:  With respect to each Uncertificated  REMIC
Regular  Interest,  the amount  specified as the  Uncertificated  REMIC Regular Interest  Distribution  Amount with respect thereto in the definition of Uncertificated REMIC Regular Interests.

         Uncertificated  REMIC Regular  Interests:  The interests  identified in the table below, each representing an undivided beneficial ownership interest in the REMIC, and having the following characteristics:

         1.        The  principal  balance  from  time  to  time  of each  Uncertificated  REMIC  Regular  Interest identified in the table below shall be the amount  identified as the Initial  Principal  Balance thereof in such  table,  minus the sum of (x) the  aggregate  of all amounts  previously  deemed distributed  with respect to such  interest and applied to reduce the  Uncertificated  Principal
                   Balance thereof  pursuant to Section  10.04(b)(B) and the aggregate of all reductions in Certificate
                   Principal  Balance  deemed  to have  occurred  in  connection  with  Realized  Losses  that were previously  deemed  allocated to the  Uncertificated  Principal  Balance of such  Uncertificated
                   REMIC  Regular  Interest  pursuant to Section  10.04(c),  which equals the  aggregate  principal balance of the  Classes of  Certificates  identified  as  related to such  Uncertificated  REMIC
                   Regular Interest in such table.

         2.        The Uncertificated  Pass-Through Rate for each Uncertificated  REMIC Regular Interest identified in the table below shall be the per annum rate specified in the definition thereof.

         3.        The Uncertificated  REMIC Regular Interest  Distribution  Amount for each  Uncertificated  REMIC
                   Regular Interest  identified in the table below shall be, for any Distribution  Date, the amount deemed  distributed  with  respect  to  such  Uncertificated  REMIC  Regular  Interest  on  such
                   Distribution Date pursuant to the provisions of Section 10.04(b).

--------------------------------- ----------------------------- ------------------------ -----------------------------
  UNCERTIFICATED REMIC REGULAR         RELATED CLASSES OF          PASS-THROUGH RATE
            INTEREST                      CERTIFICATES                                    INITIAL PRINCIPAL BALANCE
--------------------------------- ----------------------------- ------------------------ -----------------------------
--------------------------------- ----------------------------- ------------------------ -----------------------------
              A-6                          Class A-6                                             $18,089,000
                                                                         6.00%
--------------------------------- ----------------------------- ------------------------ -----------------------------
--------------------------------- ----------------------------- ------------------------ -----------------------------
              A-7                          Class A-7                                             $13,836,000
                                                                         6.00%
--------------------------------- ----------------------------- ------------------------ -----------------------------
--------------------------------- ----------------------------- ------------------------ -----------------------------
              A-9                          Class A-9                                              $6,930,000
                                                                         6.00%
--------------------------------- ----------------------------- ------------------------ -----------------------------
--------------------------------- ----------------------------- ------------------------ -----------------------------
              A-11                         Class A-11                                            $26,352,000
                                                                         6.00%
--------------------------------- ----------------------------- ------------------------ -----------------------------
--------------------------------- ----------------------------- ------------------------ -----------------------------
              A-12                         Class A-12                                            $64,940,000
                                                                         6.00%
--------------------------------- ----------------------------- ------------------------ -----------------------------
--------------------------------- ----------------------------- ------------------------ -----------------------------
              A-13                         Class A-13                                            $97,411,000
                                                                         6.00%
--------------------------------- ----------------------------- ------------------------ -----------------------------
--------------------------------- ----------------------------- ------------------------ -----------------------------
              A-14                         Class A-14                                            $14,667,000
                                                                         6.00%
--------------------------------- ----------------------------- ------------------------ -----------------------------
--------------------------------- ----------------------------- ------------------------ -----------------------------
              A-15                         Class A-15                                            $19,360,000
                                                                         6.00%
--------------------------------- ----------------------------- ------------------------ -----------------------------
--------------------------------- ----------------------------- ------------------------ -----------------------------
              A-16                         Class A-16                                             $7,417,000
                                                                         6.00%
--------------------------------- ----------------------------- ------------------------ -----------------------------
--------------------------------- ----------------------------- ------------------------ -----------------------------
--------------------------------- ----------------------------- ------------------------ -----------------------------

         Underwriters: Morgan Stanley & Co. Incorporated and Residential Funding Securities, LLC.

         Underwriting  Agreement:  The Senior Underwriting Agreement and the Variable Strip Underwriting Agreement,
as applicable.

         Variable Strip Underwriter: Residential Funding Securities, LLC.

         Variable Strip Underwriting Agreement:  The underwriting  agreement,  dated as of July 27, 2007, among the
Company, the Master Servicer and the Variable Strip Underwriter.

         WHFIT:  A "Widely Held Fixed  Investment  Trust" as that term is defined in Treasury  Regulations  section
1.671-5(b)(22) or successor provisions.

         WHFIT Regulations:  Treasury Regulations section 1.671-5, as amended.

         WHMT:  A  "Widely  Held  Mortgage  Trust"  as  that  term  is  defined  in  Treasury  Regulations  section
1.671-5(b)(23) or successor provisions.

Section 1.02      Use of Words and Phrases.

         "Herein,"  "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter"  and other  equivalent words refer to the  Pooling  and  Servicing  Agreement  as a whole.  All  references  herein  to  Articles,  Sections  or
Subsections  shall  mean the  corresponding  Articles,  Sections  and  Subsections  in the  Pooling  and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

References in the Pooling and Servicing  Agreement to "interest"  on and  "principal"  of the Mortgage  Loans shall mean,  with respect to the Sharia Mortgage  Loans,  amounts in respect profit  payments and  acquisition  payments, respectively.

Section 1.03      Determination of LIBOR.

         LIBOR for the initial  Interest  Accrual Period will be equal to 5.32% per annum.  LIBOR applicable to the calculation of the  Pass-Through  Rates on the Adjustable Rate  Certificates  for any Interest Accrual Period after the initial Interest Accrual Period will be determined as described below:

         With  respect to each  Distribution  Date,  LIBOR  shall be  established  by the  Trustee  and,  as to any
Interest  Accrual  Period  (other  than the initial  Interest  Accrual  Period),  will equal the rate for one month
United  States  dollar  deposits  that appears on the Reuters  Screen LIBOR 01 of the Reuters  Monitor  Money Rates
Services  display as of 11:00 a.m.,  London time,  on the second LIBOR  Business Day prior to the first day of such
Interest  Accrual Period ("LIBOR Rate  Adjustment  Date").  Reuters Screen LIBOR01 means the display  designated as
Reuters  Monitor Money Rates  Services or any other display as may replace  Reuters  Screen LIBOR01 on that service for the purpose of  displaying  London  interbank  offered  rates of major  banks.  If such rate does not appear on such page (or such other page as may replace that page on that  service,  or if such service is no longer  offered, any other service for  displaying  LIBOR or comparable  rates as may be selected by the Trustee after  consultation with the Master  Servicer),  the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which  deposits in U.S.  Dollars are offered by the  reference  banks  (which shall be any three major banks that are engaged in  transactions  in the London  interbank  market,  selected by the Trustee after  consultation  with the Master Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business
Day prior to the  immediately  preceding  Distribution  Date to prime  banks in the London  interbank  market for a period  of one  month in  amounts  approximately  equal  to the  aggregate  Certificate  Principal  Balance  of the
Adjustable Rate  Certificates  then  outstanding.  The Trustee will request the principal  London office of each of the reference  banks to provide a quotation of its rate.  If at least two such  quotations  are provided,  the rate will be the  arithmetic  mean of the  quotations  rounded up to the next  multiple of 1/16%.  If on such date fewer than two quotations are provided as requested,  the rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee  after  consultation  with the Master  Servicer,  as of
11:00 a.m.,  New York City time, on such date for loans in U.S.  Dollars to leading  European banks for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal  Balance of the Adjustable Rate
Certificates  then  outstanding.  If no such  quotations  can be  obtained,  the rate  will be LIBOR  for the prior
Distribution  Date, or, in the case of the first LIBOR Rate Adjustment  Date, 5.32% per annum;  provided,  however, if, under the priorities  described above,  LIBOR for a Distribution  Date would be based on LIBOR for the previous
Distribution  Date for the third  consecutive  Distribution  Date, the Trustee shall,  after  consultation with the
Master  Servicer,  select an  alternative  comparable  index  (over which the  Trustee  has no  control),  used for determining  one-month  Eurodollar  lending rates that is calculated and published (or otherwise made available) by an  independent  party.

         The  establishment  of LIBOR by the Trustee on any LIBOR Rate  Adjustment  Date and the Master  Servicer's
subsequent  calculation of the Pass-Through  Rates  applicable to each of the Adjustable Rate  Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

         Promptly  following each LIBOR Rate  Adjustment Date the Trustee shall supply the Master Servicer with the results of its  determination of LIBOR on such date.  Furthermore,  the Trustee will supply the Pass-Through  Rates on each of the Adjustable Rate Certificates for the current and the immediately  preceding  Interest Accrual Period via the Trustee's  internet  website located at  http://www.usbank.com/mbs  or which may be obtained by telephoning the Trustee at 1-800-735-7777.

ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;

                                         ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01      Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02      Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03      Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)      For  representations,  warranties  and  covenants  of the  Master  Servicer,  see  Section 2.03(a)  of the
Standard Terms.

(b)      The Company hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i)      None of the mortgage  loans are currently 30 days or more  delinquent in payment of principal and interest as of the Cut-off  Date.  One of the  Mortgage  Loans,  representing  approximately  0.2% of the  Mortgage
         Loans,  has been a maximum of 30 to 59 days  Delinquent  in payment of  principal  and  interest as of the
         Cut-off Date,  no Mortgage  Loan is 60 or more days  Delinquent in payment of principal and interest as of the Cut-Off Date and no Mortgage Loan has been so Delinquent  more than once in the 12-month  period prior to the Cut-off Date;

(ii)     The  information  set forth in Exhibit  One hereto  with  respect to each  Mortgage  Loan or the  Mortgage
         Loans,  as the case may be, is true and correct in all material  respects at the date or dates  respecting which such information is furnished;

(iii)    The Mortgage Loans are  fully-amortizing  (subject to interest only periods,  if  applicable),  fixed-rate mortgage loans with level Monthly  Payments due, with respect to a majority of the Mortgage  Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv)     To the best of the  Company's  knowledge,  if a Mortgage  Loan is secured by a Mortgaged  Property  with a
         Loan-to-Value  Ratio at  origination  in excess of 80%,  such  Mortgage  Loan is the  subject of a Primary
         Insurance Policy that insures that (a) at least 30% of the Stated  Principal  Balance of the Mortgage Loan
         at origination if the Loan-to-Value  Ratio is between 95.00% and 90.01%,  (b) at least 25% of such balance if the  Loan-to-Value  Ratio is between  90.00% and  85.01%,  and (c) at least 12% of such  balance if the
         Loan-to-Value  Ratio is between  85.00% and  80.01%.  To the best of the  Company's  knowledge,  each such
         Primary  Insurance  Policy is in full  force and  effect  and the  Trustee  is  entitled  to the  benefits thereunder;

(v)      The issuers of the Primary Insurance Policies are insurance  companies whose  claims-paying  abilities are currently acceptable to each Rating Agency;

(vi)     No more than 0.9% of the  Mortgage  Loans by  aggregate  Cut-off  Date  Principal  Balance  are secured by
         Mortgaged  Properties  located in any one zip code area in the State of Maryland  and no more than 0.7% of the  Mortgage  Loans by  aggregate  Cut-off Date  Principal  Balance are secured by  Mortgaged  Properties located in any one zip code area outside the State of Maryland;

(vii)    The  improvements  upon the  Mortgaged  Properties  are insured  against loss by fire and other hazards as required by the Program Guide,  including  flood  insurance if required under the National Flood Insurance
         Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain such casualty  insurance at the
         Mortgagor's  expense,  and on the Mortgagor's  failure to do so,  authorizes the holder of the Mortgage to obtain and maintain such insurance at the  Mortgagor's  expense and to seek  reimbursement  therefore from the Mortgagor;

(viii)   Immediately  prior to the assignment of the Mortgage Loans to the Trustee,  the Company had good title to, and was the sole  owner of,  each  Mortgage  Loan  free and  clear of any  pledge,  lien,  encumbrance  or security interest (other than rights to servicing and related  compensation)  and such assignment  validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge,  lien,  encumbrance or security interest;

(ix)     No more than 39.6% of the Mortgage  Loans by aggregate  Cut-off Date Principal  Balance were  underwritten under a reduced loan documentation program;

(x)      Each Mortgagor  represented  in its loan  application  with respect to the related  Mortgage Loan that the
         Mortgaged  Property  would be  owner-occupied  and therefore  would not be an investor  property as of the date of origination of such Mortgage Loan.  No Mortgagor is a corporation or a partnership;

(xi)     None of the Mortgage Loans are Buydown Mortgage Loans;

(xii)    Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury
         Regulations Section 1.860G-2(a)(1);

(xiii)   A policy of title  insurance  was  effective  as of the  closing  of each  Mortgage  Loan and is valid and binding and remains in full force and effect,  unless the  Mortgaged  Properties  are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv)    Except  with  respect  to  approximately  0.4% of the  Mortgage  Loans,  none of the  Mortgage  Loans  are
         Cooperative Loans;

(xv)     Except  with  respect  to  approximately  0.1% of the  Mortgage  Loans,  none of the  Mortgage  Loans were originated  under a  "streamlined"  Mortgage Loan program  (through which no new or updated  appraisals of
         Mortgaged  Properties are obtained in connection  with the  refinancing  thereof),  the related Seller has represented that either (a) the value of the related  Mortgaged  Property as of the date the Mortgage Loan was  originated  was not less than the appraised  value of such property at the time of origination of the refinanced  Mortgage  Loan  or (b)  the  Loan-to-Value  Ratio  of the  Mortgage  Loan  as of the  date  of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)    Interest on each Mortgage  Loan is  calculated on the basis of a 360-day year  consisting of twelve 30-day months;

(xvii)   None of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note; and

(xviii)  None of the Mortgage Loans are Pledged Asset Loans or Additional Collateral Loans.

It is  understood  and agreed that the  representations  and  warranties  set forth in this Section  2.03(b)  shall survive delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon discovery by any of the Company,  the Master Servicer,  the Trustee,  or the Custodian of a breach of any of the  representations  and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give prompt written  notice to the other parties (any  Custodian  being so obligated  under a Custodial  Agreement);  provided, however,  that in the event of a breach of the representation and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such  breach  shall  give such  notice  within  five days of  discovery.  Within 90 days of its discovery  or its  receipt of notice of breach,  the  Company  shall  either (i) cure such  breach in all  material respects  or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase  Price and in the manner set forth in Section  2.02 of the  Standard  Terms;  provided  that the Company  shall have the option to  substitute a
Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years following  the Closing  Date;  provided  that if the omission or defect  would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was  discovered.  Any such  substitution  shall be effected by the Company under the same terms and  conditions  as  provided  in Section  2.04 of the  Standard  Terms for  substitutions  by
Residential  Funding.  It is understood  and agreed that the obligation of the Company to cure such breach or to so purchase or  substitute  for any  Mortgage  Loan as to which such a breach has  occurred  and is  continuing  shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the  foregoing,  the Company  shall not be required to cure  breaches or purchase or substitute for Mortgage  Loans as provided in this Section  2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04      Representations and Warranties of Residential Funding.  (See Section 2.04 of the Standard Terms)

Section 2.05      Execution and Authentication of Certificates and Issuance of Certificates Evidencing Interest
                           in the REMIC.

         The Trustee  acknowledges  the  assignment  to it of the Mortgage  Loans and the delivery of the Custodial
Files to it, or any Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all other assets included in the Trust Fund,  receipt of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange  therefore,  the Trustee,  pursuant to the written  request of the Company  executed by an officer of the  Company has  executed  and caused to be  authenticated  and  delivered  to or upon the order of the
Company all Classes of  Certificates  in authorized  denominations  which evidence the  beneficial  interest in the entire REMIC.

Section 2.06      [RESERVED].

Section 2.07      [RESERVED].

Section 2.08      Purposes and Powers of the Trust.  (See Section 2.08 of the Standard Terms).

Section 2.09      Agreement Regarding Ability to Disclose.

         The Company,  the Master  Servicer and the Trustee  hereby  agree,  notwithstanding  any other  express or
implied  agreement  to  the  contrary,   that  any  and  all  Persons,  and  any  of  their  respective  employees, representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses)  that are  provided  to any of them  relating to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax  treatment" and "tax  structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                           ADMINISTRATION AND SERVICING

                                                 OF MORTGAGE LOANS

Section 3.01      Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)

Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                           and Sellers' Obligations.

(a)      The Master Servicer may continue in effect  Subservicing  Agreements  entered into by Residential  Funding and  Subservicers  prior to the  execution  and  delivery of this  Agreement,  and may enter into new  Subservicing
Agreements with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage  Loans.  Each
Subservicer  shall be either (i) an  institution  the  accounts  of which are  insured by the FDIC or (ii)  another entity that  engages in the  business of  originating  or  servicing  mortgage  loans,  and in either case shall be authorized to transact business in the state or states in which the related  Mortgaged  Properties it is to service are  situated,  if and to the  extent  required  by  applicable  law to  enable  the  Subservicer  to  perform  its obligations hereunder and under the Subservicing  Agreement,  and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage  servicer.  In addition,  any Subservicer of a Mortgage Loan insured by the FHA must be an
FHA-approved  servicer,  and any  Subservicer  of a  Mortgage  Loan  guaranteed  by the VA  must  be a  VA-approved servicer.  Each  Subservicer  of a Mortgage  Loan shall be  entitled  to receive  and  retain,  as  provided in the related  Subservicing  Agreement  and in Section  3.07 of the Standard  Terms,  the related  Subservicing  Fee from payments of interest  received on such Mortgage  Loan after  payment of all amounts  required to be remitted to the
Master  Servicer in respect of such Mortgage  Loan. For any Mortgage Loan that is a  Nonsubserviced  Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the  Subservicing  Fee from payments of interest.  Unless the context otherwise  requires,  references in this Agreement to actions taken or to be taken by the Master  Servicer in servicing the Mortgage  Loans include  actions taken or to be taken by a Subservicer  on behalf of the  Master  Servicer.  Each  Subservicing  Agreement  will be upon  such  terms  and  conditions  as are generally  required by,  permitted  by or  consistent  with the Program  Guide and are not  inconsistent  with this
Agreement and as the Master Servicer and the Subservicer  have agreed;  provided that, the  Subservicing  Agreement between the Master  Servicer and Wells Fargo,  if any,  will be upon such terms and  conditions  as are  consistent with this Agreement and as the Master  Servicer and the Subservicer  have agreed,  which may not be consistent with the  Program  Guide.  With  the  approval  of the  Master  Servicer,  a  Subservicer  may  delegate  its  servicing obligations to third-party  servicers,  but such Subservicer  will remain obligated under the related  Subservicing
Agreement.  The Master  Servicer  and a  Subservicer  may enter into  amendments  thereto  or a  different  form of
Subservicing  Agreement,  and the form  referred  to or  included  in the  Program  Guide is  merely  provided  for information  and shall not be deemed to limit in any respect  the  discretion  of the Master  Servicer to modify or enter into different  Subservicing  Agreements;  provided,  however,  that any such  amendments or different  forms shall be consistent  with and not violate the  provisions of either this Agreement or the Program Guide in a manner which would  materially  and adversely  affect the interests of the  Certificateholders.  The Program Guide and any
other  Subservicing  Agreement  entered into  between the Master  Servicer and any  Subservicer  shall  require the
Subservicer  to  accurately  and fully report its borrower  credit  files to each of the Credit  Repositories  in a timely manner.

(b)      (See Section 3.02(b) of the Standard Terms)

Section 3.03      Successor Subservicers.  (See Section 3.03 of the Standard Terms)

Section 3.04      Liability of the Master Servicer.  (See Section 3.04 of the Standard Terms)

Section 3.05      No  Contractual  Relationship  Between  Subservicer  and  Trustee  or  Certificateholders.   (See
                           Section 3.05 of the Standard Terms)

Section 3.06      Assumption  or  Termination  of  Subservicing  Agreements  by Trustee.  (See  Section 3.06 of the
                           Standard Terms)

Section 3.07      Collection of Certain Mortgage Loan Payments;  Deposits to Custodial  Account.  (See Section 3.07
                           of the Standard Terms)

Section 3.08      Subservicing Accounts; Servicing Accounts.  (See Section 3.08 of the Standard Terms)

Section 3.09      Access to Certain  Documentation  and  Information  Regarding the Mortgage  Loans.  (See Section
                           3.09 of the Standard Terms)

Section 3.10      Permitted Withdrawals from the Custodial Account.  (See Section 3.10 of the Standard Terms)

Section 3.11      Maintenance  of the Primary  Insurance  Policies;  Collections  Thereunder.  (See Section 3.11 of
                           the Standard Terms)

Section 3.12      Maintenance  of Fire  Insurance  and Omissions  and Fidelity  Coverage.  (See Section 3.12 of the
                           Standard Terms)

Section 3.13      Enforcement  of  Due-on-Sale   Clauses;   Assumption  and  Modification   Agreements;   Certain
                           Assignments.  (See Section 3.13 of the Standard Terms)

Section 3.14      Realization Upon Defaulted Mortgage Loans.  (See Section 3.14 of the Standard Terms)

Section 3.15      Trustee to Cooperate; Release of Custodial Files.  (See Section 3.15 of the Standard Terms)

Section 3.16      Servicing  and Other  Compensation;  Compensating  Interest.  (See  Section  3.16 of the Standard
                           Terms)

Section 3.17      Reports to the Trustee and the Company.  (See Section 3.17 of the Standard Terms)

Section 3.18      Annual Statement as to Compliance.  (See Section 3.18 of the Standard Terms)

Section 3.19      Annual  Independent  Public  Accountants'  Servicing  Report.  (See  Section 3.19 of the Standard
                           Terms)

Section 3.20      Rights of the  Company in  Respect of the Master  Servicer.  (See  Section  3.20 of the  Standard
                           Terms)

Section 3.21      Administration of Buydown Funds.  (See Section 3.21 of the Standard Terms)

Section 3.22      Advance Facility.  (See Section 3.22 of the Standard Terms)

ARTICLE IV

                                                    PAYMENTS TO

                                                CERTIFICATEHOLDERS

Section 4.01      Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02      Distributions.

(a)      On each  Distribution  Date,  (x) the Master  Servicer  on behalf of the  Trustee or (y) the Paying  Agent appointed  by the  Trustee,  shall  distribute  (I) to  the Master  Servicer  or a  sub-servicer,  in the case of a distribution  pursuant to Section  4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a sub-servicer  pursuant to Section  4.02(a)(iii)  below,  and (II) to each  Certificateholder  of record on the next  preceding  Record Date (other than as provided in Section 9.01 of the  Standard  Terms  respecting  the final distribution),  either (1) in  immediately  available  funds (by wire transfer or otherwise) to the account of such
Certificateholder  at a bank or other entity having appropriate  facilities  therefore,  if such  Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or (2) if such  Certificateholder  has not  so  notified  the  Master  Servicer  or the  Paying  Agent  by the  Record  Date,  by  check  mailed  to  such
Certificateholder  at the address of such Holder appearing in the Certificate  Register,  such  Certificateholder's share  (which  share (A) with  respect to each Class of  Certificates  (other  than any  Subclass  of the Class A-V
Certificates),  shall be based on the aggregate of the  Percentage  Interests  represented by  Certificates  of the applicable  Class held by such Holder or (B) with respect to any Subclass of the Class A-V  Certificates,  shall be equal to the  amount  (if any)  distributed  pursuant  to  Section  4.02(a)(i)  below to each  Holder of a Subclass thereof) of the  following  amounts,  in the  following  order of priority  (subject to the  provisions of Section
4.02(b) below), in each case to the extent of the Available Distribution Amount:

(i)      to the Senior  Certificates  (other than the Principal Only Certificates and the Class P Certificates and,
         prior to the related Accretion Termination Date for any Class of Accrual  Certificates,  the related Class of Accrual  Certificates)  on a pro rata basis based on the Accrued  Certificate  Interest payable on such
         Certificates  with respect to such  Distribution  Date,  Accrued  Certificate  Interest on such Classes of
         Certificates (or Subclasses,  if any, with respect to the Class A-V  Certificates)  for such  Distribution
         Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous  Distribution
         Date, except as provided in the last paragraph of this Section 4.02(a);

(ii)     (X)               to the Class A-P Certificates,  the Class A-P Principal  Distribution Amount (as defined in Section 4.02(b)(i) herein),  until the Certificate  Principal Balance of the Class A-P Certificates has
         been reduced to zero; and

                           (Y)      (1)     first,  the Class A-4  Accrual  Distribution  Amount,  to the Class A-3
                                    and Class A-4  Certificates,  in the order of  priority  set forth in Sections
                                    4.02(b)(ii)(C)(2)(w)(I)(aa) and 4.02(b)(ii)(C)(2)(w)(I)(bb) below;

                                    (2)     second,  the Class A-9 Accrual  Distribution  Amount,  to the Class A-6
                                    and Class A-9 Certificates,  sequentially, in that order, until the Certificate
                                    Principal Balances thereof have been reduced to zero;

                                    (3)     third, the Class A-16 Accrual  Distribution  Amount,  to the Class A-15
                                    and  Class  A-16   Certificates,   sequentially,   in  that  order,  until  the
                                    Certificate Principal Balances thereof have been reduced to zero; and

                                    (4)     fourth,  to  the  Senior   Certificates   (other  than  the  Class  A-P
                                    Certificates),  in the priorities and amounts set forth in Sections 4.02(b)(ii)
                                    through  4.02(d),  the sum of the following  (applied to reduce the Certificate
                                    Principal Balances of such Senior Certificates, as applicable):

(A)      the Senior Percentage for such Distribution Date times the sum of the following:

(1)  the principal  portion of each Monthly Payment due during the related Due Period on each Outstanding  Mortgage
     Loan (other than the related  Discount  Fraction of the  principal  portion of such  payment with respect to a
     Discount  Mortgage Loan),  whether or not received on or prior to the related  Determination  Date,  minus the principal  portion of any Debt Service  Reduction (other than the related  Discount  Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other
     Bankruptcy Losses exceeds the Bankruptcy Amount;

(2)  the Stated Principal Balance of any Mortgage Loan repurchased  during the preceding  calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to Section 2.03 of this Series Supplement or Sections 2.02, 2.04 or 4.07 of the Standard Terms and the amount of any shortfall deposited in the Custodial  Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
     Section 2.03 of this Series  Supplement  or 2.04 of the Standard  Terms during the  preceding  calendar  month
     (other than the related Discount  Fraction of such Stated Principal  Balance or shortfall with respect to each
     Discount Mortgage Loan); and

(3)  the principal  portion of all other  unscheduled  collections  (other than  Principal  Prepayments in Full and
     Curtailments  and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan
     described in Section  4.02(a)(ii)(Y)(4)(B)  of this Series Supplement,  including without limitation Insurance
     Proceeds, Liquidation Proceeds and REO Proceeds) including Subsequent Recoveries received during the preceding calendar month (or deemed to have been so received in accordance  with Section  3.07(b) of the Standard Terms)
     to the extent applied by the Master Servicer as recoveries of principal of the related  Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related  Discount  Fraction of the principal  portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B)  with respect to each Mortgage  Loan for which a Cash  Liquidation  or a REO  Disposition  occurred  during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)
     of the Standard  Terms) and did not result in any Excess Special Hazard  Losses,  Excess Fraud Losses,  Excess
     Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such
     Distribution  Date times the Stated  Principal  Balance of such Mortgage Loan (other than the related Discount
     Fraction of such Stated  Principal  Balance,  with respect to each Discount  Mortgage Loan) and (b) the Senior
     Accelerated  Distribution  Percentage for such  Distribution  Date times the related  unscheduled  collections
     (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the
     Standard  Terms (in each case  other than the  portion  of such  unscheduled  collections,  with  respect to a
     Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

(C)  the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal
     Prepayments  in Full  received in the related  Prepayment  Period and  Curtailments  received in the preceding calendar  month  (other  than  the  related  Discount  Fraction  of such  Principal  Prepayments  in Full  and
     Curtailments, with respect to each Discount Mortgage Loan);

(D)  any Excess Subordinate Principal Amount for such Distribution Date;

(E)  any amounts  described  in  subsection  (ii)(Y)(4),  clauses  (A),  (B) and (C) of this  Section  4.02(a),  as determined for any previous  Distribution  Date, which remain unpaid after  application of amounts  previously distributed  pursuant  to this clause (E) to the extent that such  amounts  are not  attributable  to Realized
     Losses which have been allocated to the Subordinate Certificates; minus

(F)  the Capitalization  Reimbursement  Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction,  the numerator of which is the Senior  Principal  Distribution  Amount,  without  giving  effect to this clause (F),  and the denominator of which is the sum of the principal  distribution  amounts for all Classes of Certificates  other than the Class A-P Certificates,  without giving effect to any reductions for the Capitalization Reimbursement
     Amount;

(iii)    if the Certificate  Principal  Balances of the Subordinate  Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer,  by remitting for deposit to the Custodial  Account,  to the extent of and in  reimbursement  for any Advances or  Sub-Servicer  Advances  previously made with respect to any
         Mortgage  Loan or REO  Property  which  remain  unreimbursed  in  whole  or in  part  following  the  Cash
         Liquidation or REO  Disposition  of such Mortgage Loan or REO Property,  minus any such Advances that were made with respect to  delinquencies  that  ultimately  constituted  Excess Special  Hazard Losses,  Excess
         Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv)     to the  Holders  of the  Class  M-1  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
         Distribution  Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous
         Distribution Date, except as provided below;

(v)      to the  Holders  of the  Class  M-1  Certificates,  an  amount  equal  to (x)  the  Subordinate  Principal
         Distribution  Amount for such Class of Certificates  for such  Distribution  Date, minus (y) the amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all previous
         Distribution  Dates, to the extent the amounts available pursuant to clause (x) of Sections  4.02(a)(vii),
         (ix),  (xi),  (xiii),  (xiv) and (xv) of this Series  Supplement are  insufficient  therefore,  applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi)     to the  Holders  of the  Class  M-2  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
         Distribution  Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous
         Distribution Date, except as provided below;

(vii)    to the  Holders  of the  Class  M-2  Certificates,  an  amount  equal  to (x)  the  Subordinate  Principal
         Distribution  Amount for such Class of Certificates  for such  Distribution  Date, minus (y) the amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all previous
         Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections  4.02(a)(ix),
         (xi), (xiii),  (xiv) and (xv) of this Series Supplement are insufficient  therefore,  applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii)   to the  Holders  of the  Class  M-3  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
         Distribution  Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous
         Distribution Date, except as provided below;

(ix)     to the  Holders  of the  Class  M-3  Certificates,  an  amount  equal  to (x)  the  Subordinate  Principal
         Distribution  Amount for such Class of  Certificates  for such  Distribution  Date minus (y) the amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all previous
         Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections  4.02(a)(xi),
         (xiii), (xiv) and (xv) of this Series Supplement are insufficient  therefore,  applied in reduction of the
         Certificate Principal Balance of the Class M-3 Certificates;

(x)      to the  Holders  of the  Class  B-1  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
         Distribution  Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous
         Distribution Date, except as provided below;

(xi)     to the  Holders  of the  Class  B-1  Certificates,  an  amount  equal  to (x)  the  Subordinate  Principal
         Distribution  Amount for such Class of  Certificates  for such  Distribution  Date minus (y) the amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all previous
         Distribution   Dates,  to  the  extent  the  amounts  available  pursuant  to  clause  (x)  of  Sections
         4.02(a)(xiii),  (xiv) and (xv) of this Series Supplement are insufficient therefore,  applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii)    to the  Holders  of the  Class  B-2  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
         Distribution  Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous
         Distribution Date, except as provided below;

(xiii)   to the  Holders  of the  Class  B-2  Certificates,  an  amount  equal  to (x)  the  Subordinate  Principal
         Distribution  Amount for such Class of  Certificates  for such  Distribution  Date minus (y) the amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all previous
         Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections  4.02(a)(xiv)
         and (xv) of this Series  Supplement are  insufficient  therefore,  applied in reduction of the Certificate
         Principal Balance of the Class B-2 Certificates;

(xiv)    to the Holders of the Class B-3  Certificates,  an amount  equal to (x) the Accrued  Certificate  Interest thereon for such Distribution  Date, plus any Accrued  Certificate  Interest thereon remaining unpaid from any  previous  Distribution  Date,  except  as  provided  below,  minus  (y) the  amount  of any Class A-P
         Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all  previous  Distribution
         Dates, to the extent the amounts  available  pursuant to clause (x) of Section  4.02(a)(xv) of this Series
         Supplement are insufficient therefore;

(xv)     to the  Holders  of the  Class  B-3  Certificates,  an  amount  equal  to (x)  the  Subordinate  Principal
         Distribution  Amount for such Class of  Certificates  for such  Distribution  Date minus (y) the amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all previous
         Distribution  Dates,  applied  in  reduction  of  the  Certificate  Principal  Balance  of the  Class  B-3
         Certificates;

(xvi)    to the Senior  Certificates,  in the priority set forth in Section 4.02(b) of this Series Supplement,  the portion,  if any, of the  Available  Distribution  Amount  remaining  after the  foregoing  distributions, applied to reduce the Certificate  Principal  Balances of such Senior  Certificates,  but in no event more than the  aggregate  of the  outstanding  Certificate  Principal  Balances  of each  such  Class of Senior
         Certificates,  and thereafter,  to each Class of Subordinate  Certificates then outstanding beginning with such Class with the Highest  Priority,  any portion of the Available  Distribution  Amount remaining after the Senior  Certificates  have been retired,  applied to reduce the Certificate  Principal Balance of each such Class of Subordinate  Certificates,  but in no event more than the outstanding  Certificate Principal
         Balance of each such Class of Subordinate Certificates; and

(xvii)   to the Class R Certificates, the balance, if any, of the Available Distribution Amount.

         Notwithstanding  the  foregoing,  on any  Distribution  Date,  with  respect  to the Class of  Subordinate
Certificates  outstanding  on such  Distribution  Date with the Lowest  Priority,  or in the event the  Subordinate
Certificates are no longer outstanding,  the Senior  Certificates,  Accrued Certificate  Interest thereon remaining unpaid from any previous  Distribution  Date will be  distributable  only to the extent that (1) a shortfall in the amounts available to pay Accrued  Certificate  Interest on any Class of Certificates  results from an interest rate reduction  in  connection  with a Servicing  Modification,  or (2) such unpaid  Accrued  Certificate  Interest  was attributable to interest  shortfalls  relating to the failure of the Master Servicer to make any required  Advance, or the  determination  by the Master  Servicer  that any proposed  Advance would be a  Nonrecoverable  Advance with respect to the related  Mortgage Loan where such  Mortgage Loan has not yet been the subject of a Cash  Liquidation or REO  Disposition  or the related  Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b)      Distributions  of principal on the Senior  Certificates on each  Distribution  Date occurring prior to the
Credit Support Depletion Date will be made as follows:

(i)      to the Class A-P  Certificates,  until the  Certificate  Principal  Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A)  the related Discount  Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related  Due Period,  whether or not  received on or prior to the related  Determination  Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B)  the related  Discount  Fraction of the  principal  portion of all  unscheduled  collections  on each  Discount
     Mortgage Loan received during the preceding  calendar month or, in the case of Principal  Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO
     Disposition of a Discount  Mortgage Loan described in clause (C) below),  including  Principal  Prepayments in
     Full, Curtailments,  Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)
     of the Standard  Terms) of Discount  Mortgage Loans (or, in the case of a substitution  of a Deleted  Mortgage
     Loan, the Discount  Fraction of the amount of any shortfall  deposited in the Custodial  Account in connection with such substitution);

(C)  in connection with the Cash Liquidation or REO Disposition of a Discount  Mortgage Loan that did not result in any Excess Special Hazard Losses,  Excess Fraud Losses,  Excess Bankruptcy Losses or Extraordinary  Losses, an
     amount equal to the lesser of (1) the applicable  Discount  Fraction of the Stated  Principal  Balance of such
     Discount  Mortgage  Loan  immediately  prior to such  Distribution  Date and (2) the  aggregate  amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

(D)  any amounts  allocable to principal for any previous  Distribution  Date  (calculated  pursuant to clauses (A)
     through (C) above) that remain undistributed; and

(E)  the amount of any Class A-P Collection  Shortfalls for such  Distribution Date and the amount of any Class A-P
     Collection  Shortfalls  remaining  unpaid for all previous  Distribution  Dates, but only to the extent of the
     Eligible Funds for such Distribution Date; minus

(F)  the related Discount Fraction of the portion of the Capitalization  Reimbursement Amount for such Distribution
     Date, if any, related to each Discount Mortgage Loan; and

(ii) the Senior Principal Distribution Amount shall be distributed in the following order of priority:

                            (A)     to the Class R Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                            (B)     to the Class P Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                            (C)     the  amount   remaining   after  the   distributions   described  in  Section
                  4.02(b)(ii)(B) should be distributed concurrently as follows:

                                     (1)     3.7483319923% of the amount described in Section  4.02(b)(ii)(C)  shall be distributed to the Class A-1  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                     (2)    36.3440768858% of the amount described in Section  4.02(b)(ii)(C) shall be distributed in the following manner and priority:

                                            (u)      first,  to the  Class  A-7 and  Class  A-8  Certificates,  pro
                                    rata, in accordance with their respective  Certificate  Principal  Balance,  an amount up to the Class  A-7/Class  A-8  Lockout  Amount  for that  Distribution
                                    Date,  until the Certificate  Principal  Balances  thereof have been reduced to zero;

                                            (v)      second,  to the  Class A-2  Certificates,  an amount up to the amount  necessary to cause the Certificate  Principal  Balance thereof to equal
                                    its  Planned  Principal   Balance  for  that   Distribution   Date,  until  the
                                    Certificate Principal Balance thereof has been reduced to zero;

                                            (w)      third,   the   amount   remaining   after  the   distributions
                                    described in Section  4.02(b)(ii)(C)(2)(v)  should be distributed  concurrently as follows:

                                                       (I)    96.0000000000%  of the amount  described  in Section
                                            4.02(b)(ii)(C)(2)(w) shall be distributed  in the following  manner and priority:

                                                               (aa)    first,  to the  Class A-3  Certificates,  an
                                                     amount up to the  amount  necessary  to cause the  Certificate
                                                     Principal  Balance  thereof  to equal its  Targeted  Principal
                                                     Balance  for that  Distribution  Date,  until the  Certificate
                                                     Principal Balance thereof has been reduced to zero;

                                                               (bb)    second,   to  the  Class  A-4  Certificates,
                                                     until  the  Certificate  Principal  Balance  thereof  has been reduced to zero;

                                                               (cc)    third,   to  the  Class  A-3   Certificates,
                                                     without  regard to its  Targeted  Principal  Balance  for that
                                                     Distribution  Date,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                                       (II)  4.00000000000%  of the  amount  described  in Section
                                            4.02(b)(ii)(C)(2)(w)  shall   be   distributed   to   the   Class   A-5
                                            Certificates,  until the  Certificate  Principal  Balance  thereof  has been reduced to zero;

                                            (x)      fourth, to the Class A-2  Certificates,  without regard to its
                                    Planned  Principal  Balance for that  Distribution  Date, until the Certificate
                                    Principal Balance thereof has been reduced to zero;

                                            (y)      fifth,   to  the  Class   A-6  and  Class  A-9   Certificates,
                                    sequentially,  in that order, until the Certificate  Principal Balances thereof have been reduced to zero; and

                                            (z)      sixth,  to the  Class  A-7 and  Class  A-8  Certificates,  pro
                                    rata,  in  accordance  with their  respective  Certificate  Principal  Balance, without regard to the Class A-7/A-8 Lockout Amount for that Distribution  Date, until the Certificate Principal Balances thereof have been reduced to zero; and

                                     (3)    59.9075911220% of the amount described in Section  4.02(b)(ii)(C) shall be distributed concurrently as follows:

                                     (y)    95.9997830956%  of the amount  described  in Section  4.02(b)(ii)(C)(3)
                                    shall be distributed in the following manner and priority:

                                                     (I)      first, to the Class A-11  Certificates,  an amount up
                                                     to the Class A-11 Lockout Amount for that  Distribution  Date, until  the  Certificate  Principal  Balance  thereof  has been reduced to zero;

                                                     (II)     second,  an amount up to  $1,000,  to the Class  A-12
                                                     Certificates,   until  the   Certificate   Principal   Balance
                                                     thereof has been reduced to zero;

                                                     (III)    third,  an amount up to  $948,000,  to the Class A-13
                                                     Certificates,   until  the   Certificate   Principal   Balance
                                                     thereof has been reduced to zero;

                                                     (IV)     fourth,   to  the   Class   A-12   and   Class   A-13
                                                     Certificates,   sequentially,   in  that   order,   until  the
                                                     Certificate  Principal  Balances  thereof have been reduced to zero;

                                                     (V)      fifth,  to the Class A-14,  Class A-15 and Class A-16
                                                     Certificates,   sequentially,   in  that   order,   until  the
                                                     Certificate  Principal  Balances  thereof have been reduced to zero; and

                                                     (VI)     sixth,  to  the  Class  A-11  Certificates,   without
                                                     regard   to  the   Class   A-11   Lockout   Amount   for  that
                                                     Distribution  Date,  until the Certificate  Principal  Balance thereof has been reduced to zero; and

                                     (z)  4.0002169044% of the amount described in Section  4.02(b)(ii)(C)(3) shall be distributed to the Class A-10 Certificates  until the Certificate  Principal
                                    Balance thereof has been reduced to zero.

(c)      On  or  after  the  occurrence  of  the  Credit  Support  Depletion  Date,  all  priorities   relating  to
distributions  as described in Section  4.02(b) of this Series  Supplement in respect of principal among the Senior
Certificates  (other than the Class A-P Certificates) will be disregarded,  and (i) an amount equal to the Discount
Fraction of the  principal  portion of  scheduled  payments  and  unscheduled  collections  received or advanced in respect  of the  Discount  Mortgage  Loans  minus  the  Discount  Fraction  of the  portion  of the  Capitalization
Reimbursement  Amount  for such  Distribution  Date will be  distributed  to the Class A-P  Certificates,  (ii) the
Senior  Principal  Distribution  Amount will be distributed to the remaining  Senior  Certificates  (other than the
Class A-P Certificates) pro rata in accordance with their respective  outstanding  Certificate  Principal  Balances and (iii) the amount set forth in Section 4.02(a)(i) herein will be distributed as set forth therein.

(d)      After the  reduction of the  Certificate  Principal  Balances of the Senior  Certificates  (other than the
Class A-P  Certificates)  to zero but prior to the Credit Support  Depletion Date, the Senior  Certificates  (other than the Class A-P  Certificates)  will be  entitled  to no further  distributions  of  principal  thereon  and the
Available  Distribution  Amount  will be paid  solely  to the  holders  of the Class  A-P  Certificates,  Class A-V
Certificates, Class M Certificates and Class B Certificates, in each case as described herein.

(e)      In  addition  to the  foregoing  distributions,  with  respect to any  Subsequent  Recoveries,  the Master
Servicer  shall  deposit such funds into the Custodial  Account  pursuant to Section  3.07(b)(iii)  of the Standard
Terms.  If, after taking into account such  Subsequent  Recoveries,  the amount of a Realized Loss is reduced,  the amount of such Subsequent  Recoveries will be applied to increase the  Certificate  Principal  Balance of the Class of Subordinate  Certificates  with the Highest  Priority to which  Realized  Losses,  other than Excess  Bankruptcy
Losses, Excess Fraud Losses,  Excess Special Hazard Losses and Extraordinary  Losses, have been allocated,  but not by more than the amount of Realized Losses previously allocated to that Class of Certificates  pursuant to Section
4.05.  The amount of any remaining  Subsequent  Recoveries  will be applied to increase the  Certificate  Principal
Balance  of the Class of  Certificates  with the next Lower  Priority,  up to the  amount of such  Realized  Losses previously allocated to that Class of Certificates  pursuant to Section 4.05. Any remaining  Subsequent  Recoveries will in turn be applied to increase the Certificate  Principal  Balance of the Class of Certificates  with the next
Lower  Priority  up to the amount of such  Realized  Losses  previously  allocated  to that  Class of  Certificates pursuant to Section 4.05,  and so on. Holders of such  Certificates  will not be entitled to any payment in respect of Accrued  Certificate  Interest on the amount of such  increases for any Interest  Accrual  Period  preceding the
Distribution  Date on  which  such  increase  occurs.  Any  such  increases  shall be  applied  to the  Certificate
Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(f)      The Classes of Exchangeable  Certificates  outstanding on any  Distribution  Date shall be entitled to the principal and interest  distributions  for such  Certificates  pursuant to this Section 4.02. In the event that any
Class of  Exchangeable  Certificates  comprising a Combination  Group are  exchanged  for their  related  Exchanged
Certificates,  such  Exchanged  Certificates  shall  be  entitled  to the  principal  distributions  that  would be
allocable  to  the  related  Exchangeable   Certificates  pursuant  to  this  Section  4.02  if  such  Exchangeable
Certificates  were  outstanding on such date.  Such Exchanged  Certificates  shall also be entitled to the combined
Pass-Through Rate of the related Exchangeable Certificates.

(g)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the Depository,  as Holder thereof,  and the  Depository  shall be solely  responsible  for crediting the amount of such  distribution  to the accounts of its Depository  Participants in accordance  with its normal  procedures.  Each  Depository  Participant shall be responsible  for disbursing such  distribution  to the  Certificate  Owners that it represents and to each indirect  participating  brokerage firm (a "brokerage firm" or "indirect  participating firm") for which it acts as agent.  Each  brokerage  firm  shall  be  responsible  for  disbursing  funds  to the  Certificate  Owners  that it represents.  None of the Trustee,  the  Certificate  Registrar,  the Company or the Master  Servicer shall have any responsibility therefore except as otherwise provided by this Series Supplement or applicable law.

(h)      Except as otherwise  provided in Section 9.01 of the Standard Terms,  if the Master  Servicer  anticipates that a final  distribution  with respect to any Class of Certificates will be made on a future  Distribution  Date, the Master  Servicer  shall,  no later than 40 days prior to such final  distribution,  notify the  Trustee and the
Trustee  shall,  not  earlier  than the 15th day and not later  than the 25th day of the month next  preceding  the month  of such  final  distribution,  distribute,  or cause  to be  distributed  to each  Holder  of such  Class of
Certificates a notice to the effect that: (i) the Trustee  anticipates that the final  distribution with respect to such Class of  Certificates  will be made on such  Distribution  Date but only upon  presentation  and surrender of such  Certificates  at the office of the Trustee or as  otherwise  specified  therein,  and (ii) no interest  shall accrue on such  Certificates  from and after the end of the  related  Interest  Accrual  Period.  In the event that
Certificateholders  required to surrender their  Certificates  pursuant to Section 9.01(c) of the Standard Terms do not surrender their Certificates for final  cancellation,  the Trustee shall cause funds distributable with respect to such  Certificates  to be withdrawn from the  Certificate  Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d) of the Standard Terms.

(i)      On each  Distribution  Date on or before the related  Accretion  Termination Date for any Class of Accrual
Certificates,  an amount equal to the Accrued  Certificate  Interest that would  otherwise be  distributed  to such
Class of Accrual  Certificates  will be added to the Certificate  Principal Balance thereof and will be distributed to the holders of the related Class of Accretion  Directed  Certificates and such Class of Accrual  Certificates as distributions of principal pursuant to Section  4.02(a)(ii)(Y),  (2) and (3), respectively,  in reduction of the
Certificate  Principal  Balances thereof.  The amount that is added to the Certificate  Principal Balance of any of the  Accrual  Certificates  will  accrue  interest at a rate of 6.25% or 6.00% per annum,  as  applicable.  On each
Distribution Date after the related Accretion  Termination Date for any Class of Accrual  Certificates,  the entire
Accrued  Certificate  Interest on such Class of Accrual  Certificates  for such date will be payable to the holders of such Class of Accrual Certificates, as interest.

(j)      The  Certificateholders  of the Class P Certificates  will be entitled to all prepayment  charges received on the mortgage loans, and these amounts will not be available for distribution on the offered Certificates.

Section 4.03      Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)      (See Section 4.03(a) of the Standard Terms)

(b)      (See Section 4.03(b) of the Standard Terms)

(c)      (See Section 4.03(c) of the Standard Terms)

(d)      (See Section 4.03(d) of the Standard Terms)

(e)      (See Section 4.03(e) of the Standard Terms)

(f)      (See Section 4.03(f) of the Standard Terms)

(g)      (See Section 4.03(g) of the Standard Terms)

(h)      (See Section 4.03(h) of the Standard Terms)

(i)      On each  Distribution  Date,  the Trustee  shall  either  forward by mail or otherwise  make  available to
Standard & Poor's, a statement  setting forth whether any exchanges of Exchangeable  Certificates  have taken place since the preceding Distribution Date and the percentage of any exchanges that have taken place.

         (j)      On each  Distribution  Date, the Trustee shall either forward by mail or otherwise make available to Standard & Poor's,  a  statement  setting  forth (i)  whether any  exchanges  of  Exchangeable  Certificates  or
Exchanged  Certificates have taken place since the preceding  Distribution Date, (ii) the Exchanged Certificates or
Exchangeable  Certificates  received by the  Certificateholder  as a result of each such  exchange  that took place since the preceding Distribution Date, and (iii) a fraction,  expressed as a percentage,  the numerator of which is the aggregate  Certificate  Principal  Balance of all Certificates of any Class of Certificates that were exchanged since the preceding  Distribution Date, and the denominator of which is the Initial  Certificate  Principal Balance of such Class of Certificates.

Section 4.04      Distribution  of Reports to the Trustee and the Company;  Advances by the Master  Servicer.  (See
                           Section 4.04 of the Standard Terms)

Section 4.05      Allocation of Realized Losses.

         Prior to each  Distribution  Date,  the Master  Servicer  shall  determine  the total  amount of  Realized
Losses,  if any,  that  resulted  from  any Cash  Liquidation,  Servicing  Modification,  Debt  Service  Reduction,
Deficient  Valuation or REO  Disposition  that occurred during the related  Prepayment  Period or, in the case of a
Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction  in the  interest  portion of the Monthly  Payment due during the related Due Period.  The amount of each
Realized  Loss shall be evidenced by an Officers'  Certificate.  All  Realized  Losses,  other than Excess  Special
Hazard  Losses,  Extraordinary  Losses,  Excess  Bankruptcy  Losses or Excess Fraud  Losses,  shall be allocated as follows:  first, to the Class B-3 Certificates until the Certificate  Principal Balance thereof has been reduced to zero;  second,  to the Class B-2 Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;  third, to the Class B-1  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero;  fourth,  to the Class M-3 Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;  fifth, to the Class M-2  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero;  sixth, to the Class M-1  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero; and,  thereafter,  if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates
in an amount equal to the Discount  Fraction of the principal  portion thereof,  and the remainder of such Realized
Losses on the Discount  Mortgage  Loans and the entire  amount of such  Realized  Losses on  Non-Discount  Mortgage
Loans will be allocated  among all the Senior  Certificates  (other than the Class A-V  Certificates  and Class A-P
Certificates)  in the case of the  principal  portion  of such loss on a pro rata basis and among all of the Senior
Certificates  (other than the Class A-P  Certificates)  in the case of the  interest  portion of such loss on a pro rata basis, as described below;  provided,  however, that (i) such Realized Losses otherwise allocable to the Class
A-2, Class A-5, Class A-6, Class A-7 and Class A-9  Certificates  will be allocated,  pro rata, in accordance  with the amount of Realized Losses otherwise  allocable  thereto,  to the Class A-8  Certificates  until the Certificate
Principal  Balance of the Class A-8  Certificates has been reduced to zero, and (ii) such Realized Losses otherwise allocable to the Class A-11, Class A-12, Class A-13,  Class A-14,  Class A-15 and Class A-16  Certificates  will be allocated,  pro rata,  in  accordance  with the amount of  Realized  Losses  allocable  thereto,  to the Class A-10
Certificates  until the  Certificate  Principal  Balance of the Class A-10  Certificates  has been reduced to zero.
Furthermore,  the Class A-8 and Class A-10  Certificates  will  provide  support  for any Classes of  Exchanged  or
Exchangeable Certificates,  as applicable,  which are comprised of any Classes of Certificates for which such Class
A-8 and Class A-10  Certificates  provide  support as described in clauses (i) and (ii) above,  in each case, as if such supported Classes were outstanding.

         In addition,  the Classes of Exchangeable  Certificates  outstanding on any  Distribution  Date shall bear the share of Realized  Losses and interest  shortfalls  allocable to such Class of Certificates as provided in this
Section 4.05 and the definition of Accrued Certificate  Interest.  In addition,  such Exchanged  Certificates shall be  allocated  the  Realized  Losses and  interest  shortfalls  that would be  allocable  to each of the Classes of related  Exchangeable  Certificates  in a  Combination  Group  pursuant to this Section 4.05 and the  definition of
Accrued Certificate Interest were such Classes of Exchangeable Certificates outstanding on such date.

         On any  Distribution  Date,  Realized Losses will be allocated as set forth herein after  distributions of principal on the Certificates as set forth herein.

         As used  herein,  an  allocation  of a Realized  Loss on a "pro rata  basis"  among two or more  specified
Classes of Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates on the basis of their then outstanding  Certificate  Principal  Balances prior to giving effect to distributions  to be made on such  Distribution  Date in the case of the principal  portion of a Realized
Loss or based on the Accrued  Certificate  Interest  thereon payable on such  Distribution  Date (without regard to any  Compensating  Interest  for such  Distribution  Date) in the case of an interest  portion of a Realized  Loss;
provided that for the purposes of determining  "pro rata", the Certificate  Principal  Balance of each class of the
Accrual  Certificates shall be deemed to be the lesser of (a) the related Certificate  Principal Balance thereof as of the Closing Date or (b) the related  Certificate  principal  Balance  thereof as of such date of  determination.
Except as provided in the following  sentence,  any allocation of the principal  portion of Realized  Losses (other than Debt  Service  Reductions)  to a Class of  Certificates  shall be made by reducing the  Certificate  Principal
Balance  thereof  by the  amount  so  allocated,  which  allocation  shall  be  deemed  to  have  occurred  on such
Distribution  Date;  provided that no such reduction shall reduce the aggregate  Certificate  Principal  Balance of the  Certificates  below the  aggregate  Stated  Principal  Balance of the Mortgage  Loans.  Any  allocation of the principal  portion of Realized  Losses (other than Debt Service  Reductions) to the Subordinate  Certificates  then outstanding  with the Lowest  Priority  shall be made by  operation of the  definition  of  "Certificate  Principal
Balance" and by operation of the provisions of Section  4.02(a).  Allocations of the interest  portions of Realized
Losses  (other  than  any  interest  rate  reduction  resulting  from a  Servicing  Modification)  shall be made in proportion  to the  amount  of  Accrued  Certificate  Interest  and by  operation  of the  definition  of  "Accrued
Certificate  Interest" and by operation of the provisions of Section  4.02(a).  Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing  Modification  shall be made by operation of the  provisions  of Section  4.02(a).  Allocations  of the  principal  portion of Debt Service
Reductions  shall be made by operation of the  provisions  of Section  4.02(a).  All Realized  Losses and all other losses  allocated to a Class of Certificates  hereunder will be allocated  among the  Certificates of such Class in proportion  to the  Percentage  Interests  evidenced  thereby;  provided  that if any  Subclasses  of the Class A-V
Certificates  have been issued pursuant to Section  5.01(c) of the Standard  Terms,  such Realized Losses and other losses  allocated to the Class A-V  Certificates  shall be allocated  among such  Subclasses  in  proportion to the respective  amounts of Accrued  Certificate  Interest  payable on such  Distribution  Date that would have resulted absent such reductions.

Section 4.06      Reports  of  Foreclosures  and  Abandonment  of  Mortgaged  Property.  (See  Section  4.06 of the
                           Standard Terms)

Section 4.07      Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the Standard Terms)

Section 4.08      Surety Bond.  (See Section 4.08 of the Standard Terms)

ARTICLE V

                                                 THE CERTIFICATES

Section 5.01      The Certificates.  (See Section 5.01 of the Standard Terms)

Section 5.02      Registration of Transfer and Exchange of Certificates.

(a)      (See Section 5.02(a) of the Standard Terms)

(b)      (See Section 5.02(b) of the Standard Terms)

(c)      (See Section 5.02(c) of the Standard Terms)

(d)      (See Section 5.02(d) of the Standard Terms)

(e)      (i) In the case of any Class B, Class P, Class SB or Class R  Certificate  presented for  registration  in the name of any Person,  either (A) the  Trustee shall require an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the  Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of such Class B, Class P, Class SB or Class R Certificate  are permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of the Employee Retirement Income
Security  Act of  1974,  as  amended  ("ERISA"),  or  Section 4975  of the Code (or  comparable  provisions  of any subsequent  enactments),  and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or  Section 4975  of the Code) in  addition to those undertaken in this Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Company or the
Master Servicer or (B) the  prospective  Transferee  shall be required to provide the Trustee,  the Company and the
Master  Servicer with a  certification  to the effect set forth in paragraph six of Exhibit H to the Standard Terms
(with respect to any Class B  Certificate) or  paragraph fifteen of Exhibit G-1 to the Standard Terms (with respect to any Class R, Class SB or Class P  Certificate),  which the  Trustee  may rely upon  without  further  inquiry or investigation,  or such other  certifications  as the Trustee may deem desirable or necessary in order to establish that such  Transferee  or the Person in whose name such  registration  is requested  either  (a) is not an employee benefit plan or other plan subject to the prohibited  transaction  provisions of ERISA or  Section 4975 of the Code
(each, a "Plan"),  or any Person  (including,  without  limitation,  an investment  manager, a named fiduciary or a trustee of any  Plan) who  is using plan  assets,  within the meaning of the U.S.  Department  of Labor  regulation promulgated  at 29 C.F.R.  Section 2510.3-101,  as modified by Section  3(42) of ERISA,  of any Plan to effect such acquisition (each, a "Plan Investor") or  (b) in the case of any Class B Certificate,  the following conditions are satisfied:  (i) such  Transferee is an insurance  company,  (ii) the  source of funds used to purchase or hold such
Certificate (or any interest  therein) is an "insurance company general account" (as defined in U.S.  Department of
Labor Prohibited  Transaction  Class Exemption  ("PTCE") 95-60),  and (iii) the  conditions set forth in Sections I and III of PTCE 95-60 have been  satisfied  (each entity that  satisfies this  clause (b),  a "Complying  Insurance
Company").

(ii)     Any  Transferee of a Class M Certificate  will be deemed to have  represented by virtue of its purchase or holding of such Certificate (or any interest  therein) that  either (a) such Transferee is not a Plan or a
         Plan Investor,  (b) it has acquired and is holding such Certificate in reliance on Prohibited  Transaction
         Exemption  ("PTE") 94-29,  59 Fed. Reg. 14674 (March 29, 1994),  as most recently  amended by PTE 2007-05,
         72 Fed.  Reg.  13130  (March 20,  2007) (the  "RFC  Exemption"),  and that it  understands  that there are certain  conditions to the  availability  of the RFC Exemption  including  that such  Certificate  must be rated, at the time of purchase,  not lower than "BBB-" (or its  equivalent) by  Standard & Poor's,  Fitch,
         Moody's, DBRS Limited or DBRS, Inc. or (c) such Transferee is a Complying Insurance Company.

(iii)    (A)               If any Class M Certificate (or any interest  therein) is  acquired or held by any Person that  does not  satisfy  the  conditions  described  in  paragraph  (ii) above,  then  the last  preceding
         Transferee  that  either  (i) is  not a  Plan  or a  Plan  Investor,  (ii) acquired  such  Certificate  in compliance with the RFC Exemption,  or (iii) is a Complying  Insurance  Company shall be restored,  to the extent  permitted by law, to all rights and  obligations as Certificate  Owner thereof  retroactive to the date of such Transfer of such Class M  Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                           (B)      Any purported  Certificate  Owner whose  acquisition  or holding of any Class M
                  Certificate  (or any interest  therein) was  effected in violation  of the  restrictions  in this
                  Section 5.02(e) shall   indemnify  and  hold  harmless  the  Company,  the  Trustee,  the  Master
                  Servicer,  any  Subservicer,  each  Underwriter  and the Trust Fund from and  against any and all liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

(iv)     Any Purchaser of an allowable combination of Exchangeable  Certificates or Exchanged  Certificates will be deemed to have  represented  by virtue of its purchase and holding of such  Certificates  (or any interest therein)  that either (a) it is not a Plan or a Plan  Investor or (b) it has  acquired and is holding such
         Certificates  in reliance on the RFC Exemption and that it understands  that there are certain  conditions to the availability of the RFC Exemption  including that such  Certificates  must be rated, at the time of the  exchange,  not lower than "BBB-" (or its  equivalent)  by  Standard & Poor's,  Fitch,  Moody's,  DBRS
         Limited or DBRS, Inc.

(v)      Any  Purchaser  of a  combination  of  Exchangeable  Certificates  or Exchanged  Certificates  that is not eligible for exemptive  relief under the RFC  Exemption  will be deemed to have  represented  by virtue of its purchase and holding of such  Certificates (or any interest  therein) that either (a) it is not a Plan or a Plan Investor;  (b) it is a Complying  Insurance Company;  or (c) it has provided the Trustee with an
         Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of such  Certificates  by or on behalf of those  entities are  permissible  under  applicable  law,  will not  constitute  or result in a non-exempt prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee,  the Company and the Master Servicer to any  obligation or liability  (including  obligations  or  liabilities  under ERISA or Section 4975 of the
         Code) in  addition  to those  undertaken  in this  Agreement,  which  Opinion of  Counsel  shall not be an expense of the Trustee, the Company or the Master Servicer.

(f)      (See Section 5.02(f) of the Standard Terms)

(g)      (See Section 5.02(g) of the Standard Terms)

(h)      (See Section 5.02(h) of the Standard Terms)

Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates.  (See Section 5.03 of the Standard Terms)

Section 5.04      Persons Deemed Owners.  (See Section 5.04 of the Standard Terms)

Section 5.05      Appointment of Paying Agent.  (See Section 5.05 of the Standard Terms)

Section 5.06      U.S.A. Patriot Act Compliance.  (See Section 5.06 of the Standard Terms)

Section 5.07      Exchangeable Certificates.

(a)      Upon  the  presentation  and  surrender  by any  Certificateholder  of its  Exchangeable  Certificates  or
Exchanged  Certificates,  as  applicable,  in the  appropriate  combination  as set forth on  Exhibit  Seven,  such
Certificateholder  shall hereunder  transfer,  assign,  set over and otherwise  convey to the Trustee,  all of such
Certificateholder's  right, title and interest in and to such Exchangeable  Certificates or Exchanged Certificates, as applicable.

                  The Exchangeable and Exchanged  Certificates  shall be transferred in uncertificated  form to the
Senior  Underwriter  pursuant to Section 3 of the Senior  Underwriting  Agreement.  The  Exchangeable  or Exchanged
Certificates  in which the Senior  Underwriter  does not take an initial  position  in on the books of DTC shall be transferred by the Senior  Underwriter to the Trustee to be held in trust. U.S. Bank National  Association,  acting in its capacity as Trustee,  acknowledges (i) the transfer and assignment to it of the uncertificated  Exchangeable or Exchanged  Certificates,  as applicable,  pursuant to this Section 5.07 and Section 3 of the Senior Underwriting
Agreement  and (ii) any transfer and  assignment  of  uncertificated  Exchangeable  or Exchanged  Certificates,  as
applicable,  pursuant to the foregoing  paragraph,  and hereby declares that it will hold the same in trust for the
Certificateholders on the terms contained in this Agreement.

(b)      The  Exchangeable  Certificates  and Exchanged  Certificates  authorized by this Agreement  shall have the characteristics  specified or determined as set forth in Exhibit Five, and otherwise  shall be subject to the terms and provisions set forth herein.

(c)      The Exchangeable  Certificates  and the Exchanged  Certificates,  as applicable,  shall be exchangeable on the books of DTC for the Exchanged  Certificates  or  Exchangeable  Certificates,  as applicable,  on and after the
Closing  Date,  in  accordance  with the  terms and  conditions  set forth and  otherwise  in  accordance  with the procedures specified hereunder.

                  In the case of each Combination  Group, the Exchangeable  Certificates  shall be exchangeable for the Exchanged  Certificates related to such Combination Group in respective  denominations  determined based on the proportion that the initial  Certificate  Principal Balances of the Exchangeable  Certificates bear to the original
Certificate  Principal Balance or Notional Amount, as applicable,  of the related  Exchanged  Certificates,  as set forth in Exhibit  Seven.  Upon any such  exchange,  the portions of the  Exchangeable  Certificates  designated for exchange  shall be deemed  exchanged  and  replaced by the  Exchanged  Certificates  issued in exchange  therefore.
Correspondingly,  Exchanged  Certificates related to a Combination Group may be further designated for exchange for the Exchangeable  Certificates (or for other Exchanged Certificates,  if applicable) related to a Combination Group in respective  denominations  determined based on the proportion that the initial Certificate Principal Balances or
Notional  Amounts,  as  applicable,  of such  Exchanged  Certificates  bear to the original  Certificate  Principal
Balances  or  Notional  Amounts,  as  applicable,  of  the  Exchangeable  Certificates  or  the  related  Exchanged
Certificates,  in each  case,  as set  forth in  Exhibit  Seven.  There  shall be no  limitation  on the  number of exchanges  authorized  pursuant to this Section 5.07,  and,  except as provided below, no fee or other charge shall be payable to the Trustee or DTC in connection therewith.

                  In order to effect an exchange of Certificates,  the  Certificateholder  shall notify the Trustee and  the  Master  Servicer  in  writing,  substantially  in  the  form  of  Exhibit  S,  (including  by  e-mail  at
sfs.exchange@usbank.com  and  MSDocumentDistribution@gmacrfc.com),  and in  accordance  with the  requirements  set forth herein,  no earlier than the first calendar day of the month of the proposed  exchange date and no later than three  Business  Days  before the  proposed  exchange  date.  The  exchange  date will be subject to the  Trustee's approval but it can  generally be any  Business  Day other than the first and last  Business  Days of the month and subject to the preceding  sentence.  The notice must be on the  Certificateholder's  letterhead,  carry a medallion stamp guarantee and set forth the following  information:  (i) the CUSIP number of each Certificate or Certificates
(as  applicable)  to be exchanged  and  Certificate  or  Certificates  (as  applicable)  to be  received;  (ii) the outstanding  Certificate  Principal  Balance and/or Notional Amount and the initial  Certificate  Principal Balance and/or Notional Amount of the  Certificates  to be exchanged;  (iii) the DTC participant  numbers to be debited and credited  and  (iv) the  proposed  exchange  date.  After  receiving  the  notice,  the  Trustee  will  e-mail  the certificateholder  wire payment  instructions  relating to the  exchange  fee. The Trustee will utilize the Deposit and Withdrawal  System at DTC to exchange the  Certificates.  A notice becomes  irrevocable on the second  Business
Day before the proposed exchange date.

                  Notwithstanding  any other  provision  herein set forth, a fee shall be payable to the Trustee in connection with each exchange equal to $10,000;  provided,  however,  multiple exchanges on any given exchange date by a single  investor  will be deemed to be a single  exchange on such  exchange  date by such  investor.  Such fee must be received by the Trustee prior to the exchange date or such exchange shall not be effected.

                  The Trustee shall make the first  distribution  on an  Exchangeable  Certificate  or an Exchanged
Certificate  received  in an  exchange  transaction  on  the  Distribution  Date  in  the  following  month  to the
Certificateholder  of record as of the close of business on the last day of the month of the exchange.  The Trustee may rely on the monthly  certificate of the Master  Servicer in order to make any  calculation  needed  relating to
the  distribution  of  principal  and  interest  on  the  Exchangeable   Certificates  and  the  related  Exchanged
Certificates.

Section 5.08      Tax Status and Reporting of Exchangeable Certificates.

(a)      It is intended  that the Grantor Trust be  classified  for federal  income tax purposes as a grantor trust under  Subpart  E, part I of  subchapter  J of  chapter 1 of the  Code,  and the  powers  granted  and  obligations undertaken in this  Agreement  shall be construed so as to further such intent.  Under no  circumstances  shall the
Trustee,  the Master  Servicer,  the Company or the REMIC  Administrator  have the power to vary the investments of the Holders of  Exchangeable  Certificates  or Exchanged  Certificates in their related assets of the Grantor Trust in order to take  advantage  of  variations  in the  market to  improve  their  rate of  return.  The  Exchangeable
Certificates  and the  Exchanged  Certificates  represent  undivided  beneficial  ownership  of the  Grantor  Trust
Uncertificated  REMIC  Regular  Interests  identified  as  related  to  such  Certificates  in  the  definition  of
Uncertificated REMIC Regular Interests.

(b)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are  required  with respect to the Grantor  Trust and deliver  such Tax Returns in a timely  manner to the Trustee, and,  if  required  by  applicable  law,  the  Trustee is directed to and shall sign and file such Tax Returns in a timely  manner.  The  expenses of  preparing  such returns  shall be borne by the REMIC  Administrator  without any right of reimbursement  therefor.  The REMIC  Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising  from the  Trustee's  signing of such Tax Returns  that contain  errors or omissions.  The  Trustee  and the  Master  Servicer  shall  promptly  provide  the  REMIC  Administrator  with such information  as the REMIC  Administrator  may from time to time  request  for the  purpose  of  enabling  the REMIC
Administrator to prepare such Tax Returns.

(c)      Each beneficial owner of an Exchangeable  Certificate or an Exchanged  Certificate shall be deemed to have instructed  the Trustee to deposit the related  Grantor  Trust  Uncertificated  REMIC  Regular  Interests  into the
Grantor Trust.  The Trustee shall establish and maintain a Grantor Trust Account.  On each  Distribution  Date, the
Master  Servicer on behalf of the Trustee (or the Paying Agent  appointed  by the Trustee)  shall be deemed to have deposited  into  the  Grantor  Trust  Account  all  amounts  deemed  distributed  with  respect  to  Grantor  Trust
Uncertificated REMIC Regular Interests pursuant to the provisions of Section 10.04(b).

(d)      The  Grantor  Trust is a WHFIT  that is a WHMT.  The  Trustee  will  report  as  required  under the WHFIT
Regulations  to the extent such  information  is reasonably  necessary.  To enable the Trustee to do so, and to the extent  such  information  is  not in  the  Trustee's  possession,  the  REMIC  Administrator  shall  provide  such information  to the  Trustee on a timely  basis.  The Trustee is hereby  directed  pursuant  to this  Agreement  to assume that DTC is the only  "middleman" (as such term is defined in the WHFIT  Regulations)  unless the Company or the Master  Servicer  notifies the Trustee in writing of the  identities of other  "middlemen"  that are Holders of
Exchangeable  Certificates  or Exchanged  Certificates.  The Master  Servicer  and the Company  agree to notify the
Trustee in writing of any such additional "middlemen" of which they have knowledge.

(e)      The Trustee will report  required WHFIT  information  using the accrual  method,  except to the extent the
WHFIT Regulations  specifically  require a different  method.  The Trustee will be under no obligation to determine whether any Exchangeable or Exchanged  Certificateholder  or other beneficial owner of an Exchangeable  Certificate or an Exchanged  Certificate,  to the extent the Trustee  knows of any other  beneficial  owner of an  Exchangeable
Certificate  or an  Exchanged  Certificate,  uses the cash or  accrual  method.  The  Trustee  will make  available information as required by the WHFIT  Regulations to Exchangeable  and Exchanged  Certificateholders  annually.  In addition,  the Trustee will not be responsible  or liable for providing  subsequently  amended,  revised or updated
information  to  any   Exchangeable  or  Exchanged   Certificateholder,   unless   requested  in  writing  by  such
Certificateholder.

(f)      To the  extent  required  by the WHFIT  Regulations,  the  Trustee  will use  reasonable  efforts  to make available on its website the CUSIP Numbers for the Exchangeable  Certificates and the Exchanged  Certificates.  The
Trustee will make reasonable good faith efforts to keep the CUSIP Numbers  information on its website  accurate and updated to the extent CUSIP  Numbers  have been  received.  The Trustee  will not be liable for investor  reporting delays that result from the receipt of inaccurate or untimely CUSIP Number information.

ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER
                                      (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII

                                                      DEFAULT
                                      (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                                              CONCERNING THE TRUSTEE
                                      (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX

                               TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES
                                      (SEE ARTICLE IX OF THE STANDARD TERMS)

ARTICLE X

                                                 REMIC PROVISIONS

Section 10.01     REMIC Administration.  (See Section 10.01 of the Standard Terms).

Section 10.02     Master  Servicer;  REMIC  Administrator  and Trustee  Indemnification.  (See Section 10.02 of the
                           Standard Terms).

Section 10.03     Designation of REMIC(s).

         The REMIC  Administrator  will make an election to treat the entire  segregated pool of assets  (including the Mortgage Loans but excluding the Initial  Monthly  Payment Fund) described in the definition of Trust Fund, and subject to this Agreement, as a REMIC for federal income tax purposes.

     The Uncertificated  REMIC Regular Interests,  the rights in which will be represented by the related Exchanged and Exchangeable Certificates, as the case may be, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class
A-8, Class A-10,  Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3  Certificates,  the Class A-P
Certificates  and the  Uncertificated  Class A-V  REMIC  Regular  Interests,  the  rights  in and to which  will be represented by the Class A-V Certificates,  will be "regular  interests" in the REMIC, and the Class R Certificates will be the sole class of  "residual  interests"  therein for purposes of the REMIC  Provisions  (as defined in the
Standard  Terms)  under  federal  income tax law. On and after the date of  issuance  of any  Subclass of Class A-V
Certificates pursuant to Section 5.01(c) of the Standard Terms, any such Subclass will represent the Uncertificated
Class A-V REMIC  Regular  Interest  or  Interests  specified  by the initial  Holder of the Class A-V  Certificates pursuant to said Section.

Section 10.04     Distributions on the Uncertificated Class A-V REMIC Regular Interests, Uncertificated REMIC
                           Regular Interests and the Certificated Regular Interests.

(a)      On each  Distribution  Date the  Trustee  shall be deemed to  distribute  to itself,  as the holder of the
Uncertificated Class A-V REMIC Regular Interests,  Uncertificated  Accrued Interest on the Uncertificated Class A-V
REMIC Regular  Interests for such  Distribution  Date, plus any  Uncertificated  Accrued Interest thereon remaining unpaid from any previous Distribution Date.

     (b) On each Distribution Date the Trustee shall be deemed to distribute to the Grantor Trust Account on behalf of the Grantor Trust as the holder of the Uncertificated  REMIC Regular Interests,  the (i) Uncertificated  Accrued
Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated  Accrued
Interest thereon  remaining unpaid from any previous  Distribution  Date and (ii) an amount equal to the sum of the amounts of principal  distributable  on the Related Classes of Certificates  for the  Uncertificated  REMIC Regular
Interests under Section 4.02(a) shall be deemed  distributed to  (A)Uncertificated  REMIC Regular Interest A-6, (B)
Uncertificated  REMIC Regular Interest A-7, (C) Uncertificated REMIC Regular Interest A-9, (D) Uncertificated REMIC
Regular Interest A-11, (E) Uncertificated  REMIC Regular Interest A-12, (F)  Uncertificated  REMIC Regular Interest
A-13,  (G)  Uncertificated  REMIC Regular  Interest  A-14,  (H)  Uncertificated  REMIC Regular  Interest  A-15, (I)
Uncertificated  REMIC Regular  Interest A-16, in each case, with the amount to be distributed  allocated among such interests in accordance with the priority assigned to each Related Class of Certificates under Section 4.02(b), (c)
and (d) until the Uncertificated Principal Balance of each such interest is reduced to zero.

(c)      In  determining  from time to time the  Uncertificated  REMIC Regular  Interest  Distribution  Amounts and
Uncertificated REMIC Class A-V Regular Interest Distribution Amounts:

(i)      Realized Losses allocated to the Class A-V Certificates  under  Section 4.05  shall be deemed allocated to the  Uncertificated  REMIC Class A-V  Regular  Interests  on a pro rata basis based on the  Uncertificated
         Class A-V REMIC Accrued Interest for the related Distribution Date;

(ii)     Realized Losses allocated to the Class A-6 Certificates  under  Section 4.05  shall be deemed allocated to
         Uncertificated REMIC Regular Interest A-6;

(iii)    Realized Losses allocated to the Class A-7 Certificates  under  Section 4.05  shall be deemed allocated to
         Uncertificated REMIC Regular Interest A-7;

(iv)     Realized Losses allocated to the Class A-9 Certificates  under  Section 4.05  shall be deemed allocated to
         Uncertificated REMIC Regular Interest A-9;

(v)      Realized Losses allocated to the Class A-11 Certificates  under  Section 4.05 shall be deemed allocated to
         Uncertificated REMIC Regular Interest A-11;

(vi)     Realized Losses allocated to the Class A-12 Certificates  under  Section 4.05 shall be deemed allocated to
         Uncertificated REMIC Regular Interest A-12;

(vii)    Realized Losses allocated to the Class A-13 Certificates  under  Section 4.05 shall be deemed allocated to
         Uncertificated REMIC Regular Interest A-13;

(viii)   Realized Losses allocated to the Class A-14 Certificates  under  Section 4.05 shall be deemed allocated to
         Uncertificated REMIC Regular Interest A-14;

(ix)     Realized Losses allocated to the Class A-15 Certificates  under  Section 4.05 shall be deemed allocated to
         Uncertificated REMIC Regular Interest A-15;

(x)      Realized Losses allocated to the Class A-16 Certificates  under  Section 4.05 shall be deemed allocated to
         Uncertificated REMIC Regular Interest A-16;

(d)      Notwithstanding  the deemed  distributions  on the  Uncertificated  Class A-V REMIC Regular  Interests and
Uncertificated  REMIC  Regular  Interests  described  in this  Section  10.04,  distributions  of  funds  from  the
Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05     Compliance with Withholding Requirements.

         Notwithstanding  any other  provision of this  Agreement,  the Trustee or any Paying Agent, as applicable, shall  comply with all federal  withholding  requirements  respecting  payments  to  Certificateholders,  including interest  or  original  issue  discount  payments or advances  thereof  that the  Trustee or any Paying  Agent,  as applicable,  reasonably  believes are  applicable  under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the event the Trustee or any Paying  Agent,  as  applicable,  does withhold any amount from interest or original issue discount payments or advances thereof to any  Certificateholder  pursuant to federal  withholding  requirements,  the Trustee or any Paying  Agent,  as  applicable,  shall  indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

Section 11.01     Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02     Recordation of Agreement, Counterparts.  (See Section 11.02 of the Standard Terms)

Section 11.03     Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard Terms)

Section 11.04     Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05     Notices.

         All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when received),  to the appropriate  address for each recipient listed in the table below or, in each case,  such other  address as may  hereafter  be  furnished in writing to the Master
Servicer, the Trustee and the Company, as applicable:

               Recipient                                                  Address
Company                                  8400 Normandale Lake Boulevard
                                         Suite 250, Minneapolis, Minnesota 55437,
                                         Attention: President

Master Servicer                          2255 N. Ontario Street, Suite 400
                                         Burbank, California 91504-2130,
                                         Attention: Managing Director/Master Servicing

Trustee                                  U.S. Bank National Association
                                         Mail Code:  EP-MN-WS3D
                                         60 Livingston Avenue
                                         St. Paul, Minnesota 55107-2292
                                         Attention: Structured Finance/RMFSI 2007-S7

Fitch Ratings                            One State Street Plaza
                                         New York, New York  10004

Standard & Poor's                        55 Water Street
                                         New York, New York 10041

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail,  postage prepaid,  at the  address of such  Holder as shown in the  Certificate  Register.  Any notice so mailed  within the time  prescribed  in this  Agreement  shall be  conclusively  presumed to have been duly given,  whether or not the
Certificateholder receives such notice.

Section 11.06     Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the Standard Terms)

Section 11.07     Severability of Provisions.  (See Section 11.07 of the Standard Terms)

Section 11.08     Supplemental Provisions for Resecuritization.  (See Section 11.08 of the Standard Terms)

Section 11.09     Allocation of Voting Rights.

         98.00% of all Voting  Rights shall be allocated  among  Holders of  Certificates,  other than the Interest
Only Certificates and the Class R Certificates,  in proportion to the outstanding  Certificate  Principal  Balances of their respective  Certificates,  1.0% of all Voting Rights shall be allocated among the Holders of the Class A-V
Certificates  in  accordance  with their  respective  Percentage  Interests  and 1.0% of all Voting Rights shall be allocated among the Holders of the Class R Certificates in accordance with their respective Percentage Interests.

Section 11.10     No Petition.  (See Section 11.10 of the Standard Terms).

ARTICLE XII

                                           COMPLIANCE WITH REGULATION AB

                                      (SEE ARTICLE XII OF THE STANDARD TERMS)

         IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee  have caused  their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

[Seal]                                                  RESIDENTIAL FUNDING MORTGAGE
                                                        SECURITIES I, INC.

Attest:                                                 By:
Name: Marguerite Steffes                                Name: Heather Anderson
Title:   Vice President                                 Title:   Vice President

[Seal]                                                  RESIDENTIAL FUNDING COMPANY, LLC

Attest:                                                 By:
Name: Heather Anderson                                  Name: Marguerite Steffes
Title:   Associate                                      Title:   Associate

[Seal]                                                  U.S. BANK NATIONAL ASSOCIATION,
                                                        AS TRUSTEE

                                                        By:
Attest:                                                 Name:
Name:                                                   Title:
Title:

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

                  On the _____ day of July,  2007  before  me, a notary  public in and for said  State,  personally appeared Heather Anderson,  known to me to be a Vice President of Residential  Funding Mortgage Securities I, Inc.,
one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                     Notary Public

                                                     ____________________________________

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

                  On the ____ day of July,  2007  before  me, a notary  public  in and for said  State,  personally appeared  Marguerite  Steffes,  known to me to be an  Associate of  Residential  Funding  Company,  LLC, one of the
limited  liability  companies  that  executed  the  within  instrument,  and also  known to me to be the person who executed it on behalf of said  limited  liability  company,  and  acknowledged  to me that such  limited  liability company executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     ______________________________

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF RAMSEY                   )

                  On the ___ day of July,  2007  before  me,  a notary  public  in and for said  State,  personally appeared  _________________________,  known  to me  to  be  an  _________________________  of  U.S.  Bank  National
Association,  a national banking  association that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association  and  acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     _____________________________

[Notarial Seal]

                                                    EXHIBIT ONE

                                              MORTGAGE LOAN SCHEDULE

                                     (AVAILABLE FROM THE COMPANY UPON REQUEST)

                                                    EXHIBIT TWO

                                          SCHEDULE OF DISCOUNT FRACTIONS

                                     (AVAILABLE FROM THE COMPANY UPON REQUEST)

                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
10948764     $324,000.00      5.875%             2.0833%            $6,750.00
10955752     $298,109.97      5.875%             2.0833%            $6,210.62
10972806     $483,215.89      5.875%             2.0833%            $10,067.00
10972826     $1,221,632.00    5.750%             4.1667%            $50,901.33
10973014     $865,000.00      5.625%             6.2500%            $54,062.50
10973022     $312,800.00      5.625%             6.2500%            $19,550.00
10973064     $1,468,900.00    5.875%             2.0833%            $30,602.08
10973160     $506,961.59      5.625%             6.2500%            $31,685.10
10973348     $587,767.14      5.500%             8.3333%            $48,980.60
10973432     $489,561.01      5.875%             2.0833%            $10,199.19
10973458     $502,025.51      5.875%             2.0833%            $10,458.86
10973490     $509,744.35      5.750%             4.1667%            $21,239.35
10973614     $474,647.18      5.875%             2.0833%            $9,888.48
10973654     $479,041.91      5.750%             4.1667%            $19,960.08
10973674     $511,341.52      5.875%             2.0833%            $10,652.95
10973800     $991,699.58      5.875%             2.0833%            $20,660.41
10988234     $527,986.33      5.875%             2.0833%            $10,999.72
10988240     $559,455.71      5.875%             2.0833%            $11,655.33
10988836     $425,000.00      5.875%             2.0833%            $8,854.17
10992264     $454,000.00      5.625%             6.2500%            $28,375.00
10997200     $455,250.00      5.625%             6.2500%            $28,453.13
10997418     $464,800.00      5.625%             6.2500%            $29,050.00
10997866     $223,200.00      5.875%             2.0833%            $4,650.00
11002422     $625,000.00      5.500%             8.3333%            $52,083.33
11010950     $1,040,000.00    5.875%             2.0833%            $21,666.67
11011214     $548,000.00      5.750%             4.1667%            $22,833.33
11012020     $476,036.88      5.875%             2.0833%            $9,917.44
11012024     $598,744.12      5.500%             8.3333%            $49,895.34
11012028     $500,000.00      5.875%             2.0833%            $10,416.67
11012042     $412,500.00      5.875%             2.0833%            $8,593.75
11012056     $635,351.57      5.625%             6.2500%            $39,709.47
11012138     $514,499.46      5.875%             2.0833%            $10,718.74
11012152     $555,415.48      5.875%             2.0833%            $11,571.16
11012188     $479,064.56      5.875%             2.0833%            $9,980.51
11012208     $546,879.84      5.625%             6.2500%            $34,179.99
11012294     $182,508.65      5.750%             4.1667%            $7,604.53
11012298     $197,081.97      5.250%             12.5000%           $24,635.25
11012348     $543,458.44      5.750%             4.1667%            $22,644.10
11012408     $530,284.09      5.875%             2.0833%            $11,047.59
11012460     $439,957.54      5.875%             2.0833%            $9,165.78
11012490     $749,235.34      5.625%             6.2500%            $46,827.21
11012502     $509,492.29      5.750%             4.1667%            $21,228.85
11012528     $506,757.24      5.875%             2.0833%            $10,557.44
11012542     $749,271.05      5.875%             2.0833%            $15,609.81
11012544     $635,000.00      5.875%             2.0833%            $13,229.17
11012546     $504,485.13      5.625%             6.2500%            $31,530.32
11012552     $579,436.28      5.875%             2.0833%            $12,071.59
11012686     $566,735.25      5.750%             4.1667%            $23,613.97
11012690     $624,392.53      5.875%             2.0833%            $13,008.18
11012696     $438,562.97      5.750%             4.1667%            $18,273.46
11012698     $519,000.00      5.625%             6.2500%            $32,437.50
11012710     $619,367.89      5.625%             6.2500%            $38,710.49
11012728     $559,442.52      5.750%             4.1667%            $23,310.11
11012738     $488,524.72      5.875%             2.0833%            $10,177.60
11012740     $498,315.20      5.875%             2.0833%            $10,381.57
11012742     $493,637.23      5.750%             4.1667%            $20,568.22
11012748     $479,064.56      5.875%             2.0833%            $9,980.51
11012760     $528,967.11      5.875%             2.0833%            $11,020.15
11012780     $799,184.37      5.625%             6.2500%            $49,949.02
11012782     $749,253.37      5.750%             4.1667%            $31,218.89
11012784     $487,048.96      5.875%             2.0833%            $10,146.85
11012788     $699,303.15      5.750%             4.1667%            $29,137.63
11013404     $496,000.00      5.750%             4.1667%            $20,666.67
11017724     $690,400.00      5.750%             4.1667%            $28,766.67
11400331     $573,314.84      5.875%             2.0833%            $11,944.06
11446051     $502,184.26      5.750%             4.1667%            $20,924.34
19080965     $444,000.00      5.875%             2.0833%            $9,250.00
19131823     $199,805.37      5.875%             2.0833%            $4,162.61
19220265     $473,200.00      5.875%             2.0833%            $9,858.33
19290317     $575,000.00      5.875%             2.0833%            $11,979.17
19290409     $611,597.17      5.500%             8.3333%            $50,966.43
19304147     $199,006.39      5.875%             2.0833%            $4,145.97
19342607     $461,000.00      5.875%             2.0833%            $9,604.17
19356883     $240,754.29      5.625%             6.2500%            $15,047.14
19371143     $520,000.00      5.750%             4.1667%            $21,666.67
19396183     $868,000.00      5.875%             2.0833%            $18,083.33
19402649     $203,097.61      5.750%             4.1667%            $8,462.40
19413969     $492,199.99      5.750%             4.1667%            $20,508.33
19433849     $533,079.48      5.375%             10.4167%           $55,529.11
19433867     $342,000.00      5.875%             2.0833%            $7,125.00
19433887     $591,200.00      5.750%             4.1667%            $24,633.33
19433907     $491,521.80      5.875%             2.0833%            $10,240.04
19433923     $543,000.00      5.875%             2.0833%            $11,312.50
19446421     $517,896.14      5.875%             2.0833%            $10,789.50
19446455     $464,750.00      5.750%             4.1667%            $19,364.58
19446473     $443,558.00      5.750%             4.1667%            $18,481.58
19446527     $375,575.73      5.750%             4.1667%            $15,648.99
19446613     $581,734.04      5.875%             2.0833%            $12,119.46
19446619     $446,754.81      5.750%             4.1667%            $18,614.78
19469091     $880,000.00      5.625%             6.2500%            $55,000.00
19475745     $570,000.00      5.875%             2.0833%            $11,875.00
19477371     $509,480.03      5.625%             6.2500%            $31,842.50
19482949     $510,000.00      5.625%             6.2500%            $31,875.00
19495347     $831,500.00      5.875%             2.0833%            $17,322.92
19496557     $495,000.00      5.625%             6.2500%            $30,937.50
19496559     $1,000,000.00    5.875%             2.0833%            $20,833.33
19496563     $450,000.00      5.875%             2.0833%            $9,375.00
19496611     $524,000.00      5.750%             4.1667%            $21,833.33
19496631     $580,700.00      5.875%             2.0833%            $12,097.92
19508069     $520,000.00      5.750%             4.1667%            $21,666.67
19508211     $800,000.00      5.750%             4.1667%            $33,333.33
19522895     $551,200.00      5.750%             4.1667%            $22,966.67
19531439     $600,000.00      5.875%             2.0833%            $12,500.00
19585463     $430,000.00      5.875%             2.0833%            $8,958.33
19585593     $472,500.00      5.625%             6.2500%            $29,531.25

                                                   EXHIBIT THREE
                                           INFORMATION TO BE INCLUDED IN
                                        MONTHLY DISTRIBUTION DATE STATEMENT

         (i)      the applicable Record Date, Determination Date and Distribution Date;

         (ii)     the  aggregate  amount of  payments  received  with  respect  to the  Mortgage  Loans,  including prepayment amounts;

         (iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

         (iv)     the amount of any other fees or expenses paid and the identity of the party  receiving  such fees or expenses;

         (v)      (a) the amount of such  distribution  to the  Certificateholders  of such Class applied to reduce the Certificate  Principal Balance thereof,  and (b) the aggregate amount included therein  representing  Principal
Prepayments;

         (vi)     the amount of such distribution to Holders of such Class of Certificates allocable to interest;

         (vii)    if the  distribution  to the Holders of such Class of  Certificates  is less than the full amount that would be distributable to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

         (viii)   the  aggregate  Certificate  Principal  Balance of each Class of  Certificates,  before and after giving effect to the amounts  distributed on such Distribution Date,  separately  identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

         (ix)     the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving  effect to the amounts distributed on such Distribution Date;

         (x)      the weighted  average  Mortgage  Rates of the Mortgage  Loans after giving  effect to the amounts distributed on such Distribution Date;

         (xi)     if  applicable,  the Special Hazard  Amount,  Fraud Loss Amount and  Bankruptcy  Amount as of the
close of business on the applicable Distribution Date;

          (xii)   the  number  and Stated  Principal  Balance of the  Mortgage  Loans  after  giving  effect to the distribution  of principal on such  Distribution  Date and the number of Mortgage Loans at the beginning and end of the preceding Due Period;

         (xiii)   on the basis of the most recent reports furnished to it by  Sub-Servicers,  the number and Stated
Principal  Balances of Mortgage  Loans that are  Delinquent  (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and Stated Principal Balance of Mortgage Loans that are in foreclosure;

         (xiv)    the aggregate amount of Realized Losses for such Distribution Date;

         (xv)     the amount,  terms and general purpose of any Advance by the Master Servicer pursuant to Section
4.04 of the Standard Terms;

         (xvi)    any material  modifications,  extensions or waivers to the terms of the Mortgage Loans during the
Due Period or that have cumulatively become material over time;

         (xvii)   any  material  breaches of Mortgage  Loan  representations  or  warranties  or  covenants  in the
Agreement.

         (xviii)  the related Subordinate Principal Distribution Amount;

         (xix)    the number, Stated Principal Balance and actual principal balance of REO Properties;

         (xx)     the  aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any,  for  each  Class  of
Certificates, after giving effect to the distribution made on such Distribution Date;

         (xxi)    the Pass-Through Rate with respect to the Class A-V Certificates;

         (xxii)   the Notional Amount with respect to each class of Interest Only Certificates;

         (xxiii)  the  Pass-Through  Rates on the Floater  Certificates  and Inverse Floater  Certificates for such
Distribution Date, separately identifying LIBOR for such Distribution Date;

         (xxiv)  the occurrence of the Credit Support Depletion Date;

         (xxv)    the Senior Accelerated Distribution Percentage for applicable to such distribution;

         (xxvi)   the Senior Percentage and Subordinate Class Percentage for such Distribution Date; and

In the case of information  furnished  pursuant to clauses (v) and (vi) above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

The Trustee's  internet website will initially be located at  http://www.usbank.com/mbs.  To receive this statement via first class mail, telephone the Trustee at 1 (800) 934-6802.

                                                   EXHIBIT FOUR

                                      STANDARD TERMS OF POOLING AND SERVICING
                                        AGREEMENT DATED AS OF JULY 1, 2007

               [See Standard Terms of Pooling and Servicing Agreement at Tab [4] of the closing set]

===================================================================================================================

                                                 STANDARD TERMS OF
                                          POOLING AND SERVICING AGREEMENT

                                             Dated as of July 1, 2007

                                  Residential Funding Mortgage Securities I, Inc.

                                        Mortgage Pass-Through Certificates

===================================================================================================================

         Section 2.03          Representations, Warranties and Covenants of the Master Servicer and the
                               Company..........................................................................42

         Section 2.04          Representations and Warranties of Residential Funding............................44

         Section 2.05          Execution and Authentication of Certificates/Issuance of Certificates
                               Evidencing Interests in REMIC I..................................................46

         Section 2.06          Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;

         Section 3.02          Subservicing Agreements Between Master Servicer and Subservicers;

         Section 3.05          No Contractual Relationship Between Subservicer and Trustee or
                               Certificateholders...............................................................51

         Section 3.06          Assumption or Termination of Subservicing Agreements by Trustee..................51

         Section 3.07          Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                               Account..........................................................................51

         Section 3.08          Subservicing Accounts; Servicing Accounts........................................54

         Section 3.09          Access to Certain Documentation and Information Regarding the Mortgage

         Section 3.13          Enforcement of Due-on-Sale Clauses; Assumption and Modification

         Section 4.03          Statements to Certificateholders; Statements to Rating Agencies; Exchange
                               Act Reporting....................................................................75

         Section 4.04          Distribution of Reports to the Trustee and the Company; Advances by the

         Section 6.02          Merger or Consolidation of the Company or the Master Servicer; Assignment

         Section 9.01          Optional Purchase by the Master Servicer of All Certificates; Termination

                                                    (continued)

EXHIBITS

Exhibit A:        Form of Class A Certificate
Exhibit A-I:      Form of Class X Certificate
Exhibit B:        Form of Class M Certificate
Exhibit C:        Form of Class B Certificate
Exhibit C-I:      Form of Class P Certificate
Exhibit C-II:     Form of Class SB Certificate
Exhibit D:        Form of Class R Certificate
Exhibit E:        Form of Seller/Servicer Contract
Exhibit F:        Forms of Request for Release
Exhibit G-1:      Form of Transfer Affidavit and Agreement
Exhibit G-2:      Form of Transferor Certificate
Exhibit H:        Form of Investor Representation Letter
Exhibit I:        Form of Transferor Representation Letter
Exhibit J:        Form of Rule 144A Investment Representation Letter
Exhibit K:        Text of Amendment to Pooling and Servicing Agreement Pursuant to  Section 11.01(e) for  a Limited
                  Guaranty
Exhibit L:        Form of Limited Guaranty
Exhibit M:        Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:        Request for Exchange Form
Exhibit O:        Form of Form 10-K Certification
Exhibit P:        Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:        Information to be Provided by the Master Servicer to the Rating  Agencies  Relating to Reportable
                  Modified Mortgage Loans
Exhibit R:        Servicing Criteria
Exhibit S:        Form of Exchange Notice

         This is the Standard  Terms of Pooling and Servicing  Agreement,  dated as of July 1, 2007 (the  "Standard
Terms",  and as  incorporated by reference into a Series  Supplement  dated as of the date specified  therein,  the
"Pooling and Servicing  Agreement" or "Agreement"),  among RESIDENTIAL  FUNDING MORTGAGE SECURITIES I, INC., as the
company (together with its permitted successors and assigns, the "Company"),  RESIDENTIAL FUNDING COMPANY,  LLC, as
master  servicer  (together with its permitted  successors  and assigns,  the "Master  Servicer"),  and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                                              PRELIMINARY STATEMENT:

         The  Company   intends  to  sell   certain   mortgage   pass-through   certificates   (collectively,   the
"Certificates"),  to be issued under each Agreement in multiple  classes,  which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

         In consideration  of the mutual  agreements  herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section 1.01......Definitions

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accretion Termination Date:  As defined in the Series Supplement.

         Accrual Certificates:  As defined in the Series Supplement.

         Accrued  Certificate  Interest:  With respect to each  Distribution  Date,  as to any Class or Subclass of
Certificates  (other than any Principal Only  Certificates),  interest  accrued during the related Interest Accrual
Period  at the  related  Pass-Through  Rate  on the  Certificate  Principal  Balance  or  Notional  Amount  thereof immediately  prior to such Distribution  Date.  Accrued  Certificate  Interest will be calculated on the basis of a
360-day  year,  consisting  of twelve  30-day  months.  In each case Accrued  Certificate  Interest on any Class or
Subclass of Certificates will be reduced by the amount of:

         (i)      Prepayment  Interest  Shortfalls  on all Mortgage  Loans or, if the Mortgage Pool is comprised of two or more Loan  Groups,  on the  Mortgage  Loans in the  related  Loan Group (to the extent not offset  by  the  Master  Servicer  with  a  payment  of  Compensating  Interest  as  provided  in
                  Section 4.01),

         (ii)     the interest  portion  (adjusted to the Net Mortgage  Rate (or the Modified Net Mortgage  Rate in
                  the case of a  Modified  Mortgage  Loan)) of  Realized  Losses on all  Mortgage  Loans or, if the
                  Mortgage  Pool is  comprised of two or more Loan  Groups,  on the  Mortgage  Loans in the related
                  Loan Group  (including  Excess  Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy
                  Losses  and  Extraordinary  Losses) not  allocated  solely  to one or more  specific  Classes  of
                  Certificates pursuant to Section 4.05,

         (iii)    the interest  portion of Advances that were  (A) previously  made with respect to a Mortgage Loan or REO Property on all Mortgage  Loans or, if the Mortgage  Pool is comprised of two or more Loan
                  Groups, on the Mortgage Loans in the related Loan Group,  which remained  unreimbursed  following the Cash  Liquidation  or REO  Disposition of such Mortgage Loan or REO Property or (B) made with respect to  delinquencies  that were  ultimately  determined to be Excess  Special Hazard Losses,
                  Excess Fraud Losses,  Excess Bankruptcy Losses or Extraordinary  Losses on all Mortgage Loans or,
                  if the  Mortgage  Pool is comprised  of two or more Loan  Groups,  on the  Mortgage  Loans in the related Loan Group, and

         (iv)     any other interest  shortfalls not covered by the  subordination  provided by the related Class M
                  Certificates  and related Class B Certificates,  including  interest that is not collectible from the Mortgagor pursuant to the Relief Act,

with all such reductions  allocated  (A) among all of the Certificates in proportion to their respective amounts of
Accrued  Certificate  Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is  comprised  of two or more Loan Groups,  the related  Senior  Percentage  of such  reductions  among the related
Senior  Certificates  in proportion to the amounts of Accrued  Certificate  Interest  payable from the related Loan
Group on such Distribution Date absent such reductions,  with the remainder of such reductions  allocated among the holders  of the  related  Class M  Certificates  and the  related  Class B  Certificates  in  proportion  to  their respective  amounts of Accrued  Certificate  Interest payable on such Distribution Date absent such reductions.  In addition to that portion of the reductions  described in the preceding  sentence that are allocated to any Class of
Class B Certificates or any Class of Class M Certificates,  Accrued  Certificate  Interest on each Class of Class B
Certificates  or each Class of Class M Certificates  will be reduced by the interest  portion  (adjusted to the Net
Mortgage  Rate) of  Realized  Losses that are allocated  solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

         Addendum and Assignment Agreement:  The Addendum and Assignment  Agreement,  dated as of January 31, 1995, between MLCC and the Master Servicer.

         Additional  Collateral:  Any of the following  held,  in addition to the related  Mortgaged  Property,  as security for a Mortgage Loan: (i) all money,  securities,  security  entitlements,  accounts,  general intangibles, payment rights,  instruments,  documents,  deposit  accounts,  certificates of deposit,  commodities  contracts and other  investment  property and other property of whatever kind or description  now existing or hereafter  acquired which is pledged as security for the  repayment of such Mortgage  Loan,  (ii) third-party  guarantees,  and (A) all money, securities, security entitlements,  accounts, general intangibles,  payment rights, instruments,  documents, deposit accounts,  certificates of deposit,  commodities contracts and other investment property and other property of whatever  kind or  description  now  existing or  hereafter  acquired  which is pledged as  collateral  for such guarantee  or  (B) any  mortgaged  property  securing  the  performance  of such  guarantee,  or  (iii) such  other collateral as may be set forth in the Series Supplement.

         Additional Collateral Loan:  Each Mortgage Loan that is supported by Additional Collateral.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage Loan and any date of  determination,  the Mortgage
Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Advance:  As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         Advance Facility: As defined in Section 3.22.

         Advance Facility Notice: As defined in Section 3.22.

         Advance Facility Trustee: As defined in Section 3.22.

         Advancing Person: As defined in Section 3.22.

         Advance Reimbursement Amounts: As defined in Section 3.22.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control  with such first  Person.  For the  purposes of this  definition,  "control"  means the power to direct the management  and  policies  of such  Person,  directly  or  indirectly,  whether  through  the  ownership  of voting securities,  by contract or otherwise;  and the terms  "controlling" and "controlled" have meanings  correlative to the foregoing.

         Ambac:  Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

         Amount Held for Future  Distribution:  As to any Distribution  Date and, with respect to any Mortgage Pool that is  comprised  of two or more Loan Groups,  each Loan Group,  the total of the amounts  held in the  Custodial
Account at the close of  business  on the  preceding  Determination  Date on account of  (i) Liquidation  Proceeds,
Subsequent  Recoveries,  Insurance Proceeds,  Curtailments,  Mortgage Loan purchases made pursuant to Section 2.02,
2.03,  2.04 or 4.07 and Mortgage Loan  substitutions  made pursuant to Section 2.03 or 2.04 received or made in the month of such  Distribution  Date (other than such  Liquidation  Proceeds,  Insurance  Proceeds  and  purchases  of
Mortgage  Loans that the Master  Servicer has deemed to have been  received in the  preceding  month in  accordance with  Section 3.07(b)),  and  Principal  Prepayments  in  Full  made  after  the  related  Prepayment  Period,  and
(ii) payments  which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

         Appraised  Value: As to any Mortgaged  Property,  the lesser of (i) the  appraised value of such Mortgaged
Property  based upon the appraisal made at the time of the  origination of the related  Mortgage Loan, and (ii) the sales price of the  Mortgaged  Property  at such time of  origination,  except in the case of a Mortgaged  Property securing a refinanced or modified  Mortgage Loan as to which it is either the appraised value  determined  above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assigned  Contracts:  With respect to any Pledged Asset Loan:  the Credit Support  Pledge  Agreement;  the
Funding and Pledge Agreement,  among GMAC Mortgage,  LLC, National Financial Services Corporation and the Mortgagor
or other person pledging the related Pledged Assets; the Additional  Collateral  Agreement,  between GMAC Mortgage,
LLC and the Mortgagor or other person pledging the related  Pledged  Assets;  or such other contracts as may be set forth in the Series Supplement.

         Assignment:  An  assignment of the Mortgage,  notice of transfer or equivalent  instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment, notice  of  transfer  or  equivalent  instrument  may be in the form of one or more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same county,  if permitted by law and accompanied by an
Opinion of Counsel to that effect.

         Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,   dated  the  Closing  Date,  between
Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

         Assignment  Agreement and Amendment of Security  Instrument:  With respect to a Sharia  Mortgage Loan, the agreement between the consumer and the co-owner  pursuant to which all of the co-owner's  interest as a beneficiary under the related Sharia  Mortgage Loan Security  Instrument and the co-owner's  interest in the related  Mortgaged
Property  is  conveyed  to a  subsequent  owner,  which  may  take  the form of an  "Assignment  Agreement"  and an
"Amendment  of  Security  Instrument"  or an  "Assignment  Agreement  and  Amendment  of Security  Instrument",  as
applicable.

         Assignment  of  Proprietary  Lease:  With respect to a  Cooperative  Loan,  the  assignment of the related
Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

         Available  Distribution  Amount:  As to any  Distribution  Date and,  with  respect to any  Mortgage  Pool comprised of two or more Loan Groups,  each Loan Group,  an amount equal to (a) the sum of (i) the amount  relating to the  Mortgage  Loans on  deposit  in the  Custodial  Account  as of the  close of  business  on the  immediately preceding  Determination Date, including any Subsequent Recoveries,  and amounts deposited in the Custodial Account in connection with the  substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account  Deposit Date,  (iii) any  amount  deposited in the Certificate
Account on the related  Certificate  Account  Deposit Date  pursuant to the second  paragraph  of  Section 3.12(a),
(iv) any amount  deposited in the Certificate  Account  pursuant to Section 4.07  and any amounts  deposited in the
Custodial  Account pursuant to  Section 9.01,  (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial  Account or the Certificate  Account  pursuant to  Section 3.16(e),  (vi) any amount received by the  Trustee  pursuant  to the Surety  Bond in respect of such  Distribution  Date and  (vii) the  proceeds  of any
Pledged  Assets  received  by the  Master  Servicer,  reduced  by (b) the  sum as of the close of  business  on the immediately  preceding  Determination  Date of  (x) the  Amount  Held  for  Future  Distribution,  and  (y) amounts permitted  to be withdrawn  by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage  Loans pursuant to clauses (ii)-(x),  inclusive,  of Section 3.10(a).  Such amount shall be determined separately for each
Loan Group.  Additionally,  with respect to any Mortgage  Pool that is comprised of two or more Loan Groups,  if on any Distribution Date Compensating Interest provided pursuant to  Section 3.16(e) is  less than Prepayment Interest
Shortfalls  incurred on the Mortgage  Loans in connection  with Principal  Prepayments in Full received  during the related  Prepayment Period and Curtailments  made in the prior calendar month, such Compensating  Interest shall be allocated on such  Distribution Date to the Available  Distribution  Amount for each Loan Group on a pro rata basis in accordance with the respective  amounts of such Prepayment  Interest  Shortfalls  incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Bankruptcy  Loss:  With respect to any Mortgage  Loan,  a Deficient  Valuation or Debt Service  Reduction;
provided,  however,  that neither a Deficient  Valuation nor a Debt Service  Reduction shall be deemed a Bankruptcy
Loss  hereunder so long as the Master  Servicer  has  notified  the Trustee in writing that the Master  Servicer is diligently  pursuing any  remedies  that may exist in  connection  with the  representations  and  warranties  made regarding  the related  Mortgage  Loan and either  (A) the  related  Mortgage Loan is not in default with regard to payments due thereunder or  (B) delinquent  payments of principal and interest under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance policy and any related escrow payments in respect of such
Mortgage  Loan are being  advanced  on a current  basis by the Master  Servicer  or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

         Book-Entry  Certificate:  Any  Certificate  registered in the name of the  Depository or its nominee,  and designated as such in the Preliminary Statement to the Series Supplement.

         Business Day: Any day other than (i) a  Saturday or a Sunday or (ii) a day on which  banking  institutions in the State of New York,  the State of Michigan,  the State of  California , the State of Illinois or the State of
Minnesota  (and such other state or states in which the  Custodial  Account or the  Certificate  Account are at the
time located) are required or authorized by law or executive order to be closed.

         Buydown  Funds:  Any  amount  contributed  by the seller of a  Mortgaged  Property,  the  Company or other source in order to enable the Mortgagor to reduce the payments  required to be made from the  Mortgagor's  funds in the early  years of a  Mortgage  Loan.  Buydown  Funds are not part of the Trust  Fund  prior to  deposit  into the
Custodial or Certificate Account.

         Buydown  Mortgage  Loan:  Any  Mortgage  Loan as to which a  specified  amount of  interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

         Capitalization  Reimbursement  Amount:  As to any Distribution Date and, with respect to any Mortgage Pool comprised  of two or more Loan Groups,  each Loan Group,  the amount of Advances or  Servicing  Advances  that were added to the Stated  Principal  Balance of all Mortgage  Loans or, if the Mortgage Pool is comprised of two or more
Loan Groups,  on the Mortgage  Loans in the related Loan Group,  during the prior  calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such  Distribution  Date pursuant to  Section 3.10(a)(vii),  plus the related  Capitalization  Reimbursement  Shortfall Amount  remaining  unreimbursed  from any prior  Distribution
Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall  Amount:  As to any  Distribution  Date and,  with respect to any
Mortgage Pool  comprised of two or more Loan Groups,  each Loan Group,  the amount,  if any, by which the amount of
Advances or Servicing  Advances that were added to the Stated  Principal  Balance of all Mortgage Loans (or, if the
Mortgage  Pool is  comprised of two or more Loan Groups,  on the Mortgage  Loans in the related Loan Group)  during the  preceding  calendar  month  exceeds the amount of  principal  payments on the Mortgage  Loans  included in the
Available  Distribution  Amount  (or, if the  Mortgage  Pool is  comprised  of two or more Loan  Groups,  Available
Distribution Amount for the related Loan Group) for that Distribution Date.

         Call Rights:  As defined in Section 9.01(f).

         Cash  Liquidation:  As to any  defaulted  Mortgage  Loan  other  than a  Mortgage  Loan as to which an REO
Acquisition  occurred,  a  determination  by the Master  Servicer  that it has  received  all  Insurance  Proceeds,
Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer  reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate Account Deposit Date:  As to any Distribution Date, the Business Day prior thereto.

         Certificateholder  or Holder:  The Person in whose name a Certificate  is  registered  in the  Certificate
Register,  and,  in  respect of any  Insured  Certificates,  the  Certificate  Insurer to the extent of  Cumulative
Insurance  Payments,  except that neither a  Disqualified  Organization  nor a Non-United  States Person shall be a holder of a Class R  Certificate  for  purposes  hereof  and,  solely  for the  purpose  of giving  any  consent or direction  pursuant to this Agreement,  any Certificate,  other than a Class R Certificate,  registered in the name of the  Company,  the  Master  Servicer  or any  Subservicer  or any  Affiliate  thereof  shall be deemed not to be outstanding  and the  Percentage  Interest or Voting  Rights  evidenced  thereby shall not be taken into account in determining  whether the  requisite  amount of Percentage  Interests or Voting Rights  necessary to effect any such consent or direction has been obtained.  All references herein to "Holders" or  "Certificateholders"  shall reflect the  rights  of  Certificate  Owners as they may  indirectly  exercise  such  rights  through  the  Depository  and participating members thereof, except as otherwise specified herein;  provided,  however, that the Trustee shall be required  to  recognize  as a  "Holder"  or  "Certificateholder"  only the Person in whose  name a  Certificate  is registered in the Certificate Register.

         Certificate Insurer:  As defined in the Series Supplement.

         Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a Depository
Participant  acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and otherwise on the books of the Depository.

         Certificate   Principal  Balance:  With  respect  to  each  Certificate  (other  than  any  Interest  Only
Certificate), on any date of determination, an amount equal to:

         (i)      the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)     any  Subsequent  Recoveries  added  to the  Certificate  Principal  Balance  of such  Certificate pursuant to Section 4.02, plus

         (iii)    in the case of each Accrual  Certificate,  an amount equal to the aggregate  Accrued  Certificate
                  Interest  added  to  the   Certificate   Principal   Balance   thereof  prior  to  such  date  of
                  determination, minus

         (iv)     the  sum of  (x) the  aggregate  of all  amounts  previously  distributed  with  respect  to such
                  Certificate (or any  predecessor  Certificate) and  applied to reduce the  Certificate  Principal
                  Balance  thereof  pursuant  to  Section 4.02(a) and   (y) the  aggregate  of  all  reductions  in
                  Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses which were  previously  allocated to such  Certificate  (or any  predecessor  Certificate) pursuant  to
                  Section 4.05;

provided,  that the  Certificate  Principal  Balance  of the  Class of  Subordinate  Certificates  with the  Lowest
Priority at any given time shall be further  reduced by an amount  equal to the  Percentage  Interest  evidenced by such Certificate  multiplied by the excess, if any, of (A) the then aggregate  Certificate Principal Balance of all
Classes of Certificates  then  outstanding  over (B) the then aggregate  Stated  Principal  Balance of the Mortgage
Loans.

         Certificate  Register and  Certificate  Registrar:  The register  maintained  and the registrar  appointed pursuant to Section 5.02.

         Class:  Collectively,  all of the  Certificates  bearing  the same  designation.  The  initial  Class  A-V
Certificates  and any Subclass thereof issued pursuant to  Section 5.01(c) shall  be a single Class for purposes of this Agreement.

         Class A-P Certificate:  Any one of the Certificates designated as a Class A-P Certificate.

         Class A-P Collection  Shortfall:  With respect to the Cash  Liquidation  or REO  Disposition of a Discount
Mortgage Loan, any  Distribution  Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group,  the excess of the amount  described in  Section 4.02(b)(i)(C)(1) (for  the related Loan Group,  if applicable) over the amount described in Section 4.02(b)(i)(C)(2).

         Class A-P Principal Distribution Amount:  As defined in Section 4.02.

         Class A-V Certificate:  Any one of the Certificates  designated as a Class A-V Certificate,  including any
Subclass thereof.

         Class B  Certificate:  Any one of the  Certificates  designated  as a Class  B-1  Certificate,  Class  B-2
Certificate or Class B-3 Certificate.

         Class M  Certificate:  Any one of the  Certificates  designated  as a Class  M-1  Certificate,  Class  M-2
Certificate or Class M-3 Certificate.

         Class P Certificate:  Any one of the Certificates designated as a Class P Certificate.

         Class SB Certificate:  Any one of the Certificates designated as a Class SB Certificate.

         Class X Certificate:  Any one of the Certificates designated as a Class X Certificate.

         Closing Date:  As defined in the Series Supplement.

         Code:  The Internal Revenue Code of 1986, as amended.

         Combined Collateral LLC:  Combined Collateral LLC, a Delaware limited liability company.

         Commission:  The Securities and Exchange Commission.

         Compensating  Interest:  With respect to any  Distribution  Date,  and,  with respect to any Mortgage Pool comprised  of two or more Loan  Groups,  each  Loan  Group,  an  amount  equal to  Prepayment  Interest  Shortfalls resulting  from Principal  Prepayments in Full during the related  Prepayment  Period and  Curtailments  during the prior calendar  month and included in the Available  Distribution  Amount for such Loan Group on such  Distribution
Date, but not more than the lesser of  (a) one-twelfth  of 0.125% of the Stated  Principal  Balance of the Mortgage
Loans or, if the Mortgage  Pool is comprised  of two or more Loan  Groups,  the Mortgage  Loans in the related Loan
Group  immediately  preceding such  Distribution  Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial  Account and the Certificate  Account and payable to the  Certificateholders  with respect to the  Mortgage  Loans or, if the Mortgage  Pool is  comprised  of two or more Loan  Groups,  the Mortgage
Loans in the related Loan Group and such  Distribution  Date;  provided  that for purposes of this  definition  the amount of the Servicing Fee will not be reduced pursuant to  Section 7.02(a) except  as may be required pursuant to the last sentence of such paragraph.

         Cooperative:  A private,  cooperative  housing  corporation which owns or leases land and all or part of a building or  buildings,  including  apartments,  spaces used for  commercial  purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative  Apartment:  A dwelling unit in a  multi-dwelling  building  owned or leased by a Cooperative, which  unit the  Mortgagor  has an  exclusive  right to  occupy  pursuant  to the terms of a  proprietary  lease or occupancy agreement.

         Cooperative  Lease:  With respect to a Cooperative  Loan,  the  proprietary  lease or occupancy  agreement with  respect to the  Cooperative  Apartment  occupied by the  Mortgagor  and  relating to the related  Cooperative
Stock,  which lease or agreement  confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative  Loans: Any of the Mortgage Loans made in respect of a Cooperative  Apartment,  evidenced by a
Mortgage Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative Stock Certificate,  (iii) an assignment  of  the  Cooperative  Lease,  (iv) financing  statements  and  (v) a  stock  power  (or  other  similar instrument),  and ancillary  thereto,  a recognition  agreement  between the  Cooperative and the originator of the
Cooperative  Loan, each of which was transferred and assigned to the Trustee  pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

         Cooperative  Stock:  With  respect  to  a  Cooperative  Loan,  the  single  outstanding  class  of  stock, partnership interest or other ownership instrument in the related Cooperative.

         Cooperative  Stock  Certificate:  With  respect to a  Cooperative  Loan,  the stock  certificate  or other instrument evidencing the related Cooperative Stock.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Credit Support  Depletion Date: The first  Distribution Date on which the Certificate  Principal  Balances of the Subordinate Certificates have been reduced to zero.

         Credit Support Pledge  Agreement:  The Credit  Support  Pledge  Agreement,  dated as of November 24, 1998, among the Master  Servicer,  GMAC  Mortgage,  LLC,  Combined  Collateral LLC and The First National Bank of Chicago
(now known as JPMorgan Chase Bank, N.A.), as custodian.

         Cumulative Insurance Payments:  As defined in the Series Supplement.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in
the name   of a  depository   institution,   as  custodian  for  the   holders  of   Residential  Funding  Mortgage
Securities I, Inc. mortgage  asset-backed  pass-through  certificates  issued by the Company in series from time to time,  into which the amounts set forth in Section 3.07  shall be deposited.  Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An agreement that may be entered into among the Company,  the Master Servicer,  the
Trustee and a Custodian  pursuant to which the  Custodian  will hold  certain  documents  relating to the  Mortgage
Loans on behalf of the Trustee.

         Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the
Trustee or Custodian pursuant to Section 2.01(b) of this Agreement.

         Custodian:  A custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date  Principal  Balance:  As to any Mortgage Loan, the unpaid  principal  balance  thereof at the
Cut-off Date after  giving  effect to all  installments  of  principal  due on or prior  thereto (or due during the month of the Cut-Off Date), whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled  Monthly Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except such a reduction  constituting a Deficient  Valuation or any reduction  that results in a permanent  forgiveness of principal.

         Deficient  Valuation:   With  respect  to  any  Mortgage  Loan,  a  valuation  by  a  court  of  competent jurisdiction  of the  Mortgaged  Property  in an  amount  less  than the then  outstanding  indebtedness  under the
Mortgage  Loan,  or any reduction in the amount of principal to be paid in  connection  with any scheduled  Monthly
Payment that  constitutes  a permanent  forgiveness  of  principal,  which  valuation  or reduction  results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

         Deleted  Mortgage  Loan: A Mortgage Loan replaced or to be replaced with a Qualified  Substitute  Mortgage
Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"
delinquent  when a payment due on any  scheduled  due date  remains  unpaid as of the close of business on the last business day  immediately  prior to the next following  monthly  scheduled due date; "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any scheduled  due date remains  unpaid as of the close of business on the last  business  day  immediately  prior  to the  second  following  monthly  scheduled  due  date;  and so on.  The determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of  business on the last  business  day of each month.  For  example,  a Mortgage  Loan with a payment due on July 1 that  remained unpaid  as of the  close  of  business  on  July  31  would  then be  considered  to be 30 to 59  days  delinquent.
Delinquency  information  as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering those  Certificates  that are to be Book-Entry  Certificates is
Cede & Co. The  Depository  shall at all times be a  "clearing  corporation"  as defined in  Section 8-102(a)(5) of the  Uniform  Commercial  Code of the  State  of New  York  and a  "clearing  agency"  registered  pursuant  to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from  time to time a  Depository  effects  book-entry  transfers  and  pledges  of  securities  deposited  with the
Depository.

         Destroyed  Mortgage  Note: A Mortgage  Note the original of which was  permanently  lost or destroyed  and has not been replaced.

         Destroyed  Obligation  to Pay:  An  Obligation  to Pay the  original  of  which  was  permanently  lost or destroyed and has not been replaced.

         Determination Date:  As defined in the Series Supplement.

         Discount  Fraction:  With respect to each Discount Mortgage Loan, the fraction  expressed as a percentage, the  numerator of which is the Discount Net Mortgage  Rate minus the Net Mortgage Rate (or the initial Net Mortgage
Rate  with  respect  to any  Discount  Mortgage  Loans  as to which  the  Mortgage  Rate is  modified  pursuant  to
3.07(a)) for  such  Mortgage  Loan and the  denominator  of which is the Discount Net Mortgage  Rate.  The Discount
Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

         Discount  Mortgage  Loan:  Any  Mortgage  Loan having a Net  Mortgage  Rate (or the  initial Net  Mortgage
Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount  Mortgage
Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

         Discount Net Mortgage Rate:  As defined in the Series Supplement.

         Disqualified   Organization:   Any   organization   defined  as  a   "disqualified   organization"   under
Section 860E(e)(5) of  the Code, and if not otherwise  included,  any of the following:  (i) the United States, any
State or political  subdivision  thereof,  any possession of the United States, or any agency or instrumentality of any of the foregoing  (other than an  instrumentality  which is a corporation  if all of its activities are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors  is not  selected by such  governmental unit), (ii) a foreign government,  any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any  organization  (other than certain  farmers'  cooperatives  described in  Section 521  of the
Code) which  is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by Section 511 of the Code on unrelated  business  taxable  income),  (iv) rural  electric and  telephone  cooperatives  described in
Section 1381(a)(2)(C) of  the Code, (v) any "electing large partnership," as defined in Section 775(a) of  the Code and (vi) any  other  Person so  designated  by the Trustee  based upon an Opinion of Counsel that the holding of an
Ownership  Interest  in a Class R  Certificate  by such  Person may cause the Trust  Fund or any  Person  having an
Ownership  Interest in any Class of Certificates  (other than such Person) to incur a liability for any federal tax imposed  under the Code that would not  otherwise  be imposed but for the  Transfer of an  Ownership  Interest in a
Class R Certificate to such Person.  The terms "United  States",  "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date: The 25th day of any month  beginning in the month  immediately  following the month of the initial  issuance of the  Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due
Period on which the Monthly Payment is due.

         Due  Period:  With  respect  to any  Distribution  Date,  the  one-month  period  set forth in the  Series
Supplement.

         Eligible  Account:   An  account  that  is  any  of  the  following:   (i) maintained  with  a  depository
institution  the debt  obligations of which have been rated by each Rating Agency in its highest rating  available, or (ii) in the case of the  Custodial  Account,  a trust  account or accounts  maintained  in the  corporate  trust department of U.S. Bank National  Association,  or (iii) in the case of the Certificate Account, a trust account or accounts  maintained  in the  corporate  trust  department  of the  Trustee,  or (iv) an  account or  accounts of a depository  institution  acceptable  to each Rating  Agency (as evidenced in writing by each Rating Agency that use of any such account as the  Custodial  Account or the  Certificate  Account will not reduce the rating  assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the Closing  Date by such Rating  Agency);  provided  that,  if Standard & Poor's is a
Rating  Agency,  such account  shall be rated A-2 or above by Standard & Poor's and, if such account shall have its rating downgraded below A-2 by Standard & Poor's, such account will be replaced.

         Event of Default:  As defined in Section 7.01.

         Excess  Bankruptcy  Loss:  Any  Bankruptcy  Loss, or portion  thereof,  which exceeds the then  applicable
Bankruptcy Amount.

         Excess Fraud Loss:  Any Fraud Loss,  or portion  thereof,  which  exceeds the then  applicable  Fraud Loss
Amount.

         Excess  Special  Hazard  Loss:  Any  Special  Hazard  Loss,  or portion  thereof,  that  exceeds  the then applicable Special Hazard Amount.

         Excess  Subordinate  Principal  Amount:  With  respect  to any  Distribution  Date on which the  aggregate
Certificate Principal Balance of the Class of Subordinate  Certificates,  then outstanding with the Lowest Priority is to be reduced to zero and on which  Realized  Losses are to be allocated  to such class or classes,  the excess, if any, of (i) the amount that would  otherwise be  distributable  in respect of principal on such class or classes of Certificates on such  Distribution  Date over (ii) the excess,  if any, of the aggregate  Certificate  Principal
Balance of such class or classes of Certificates  immediately  prior to such  Distribution  Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such  Distribution  Date as reduced by any amount  calculated  pursuant to  Section 4.02(b)(i)(E).  With respect to any Mortgage Pool that is comprised of two or more Loan Groups,  the Excess  Subordinate  Principal Amount will be allocated  between each Loan Group on a pro rata basis in accordance  with the amount of Realized  Losses  attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

         Exchange Act:  The Securities and Exchange Act of 1934, as amended.

         Extraordinary  Events:  Any of the  following  conditions  with respect to a Mortgaged  Property (or, with respect to a Cooperative  Loan, the  Cooperative  Apartment) or  Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

         (a)      losses  that are of the type that  would be  covered  by the  fidelity  bond and the  errors  and omissions  insurance  policy  required  to be  maintained  pursuant  to  Section 3.12(b) but  are in  excess of the coverage maintained thereunder;

         (b)      nuclear reaction or nuclear  radiation or radioactive  contamination,  all whether  controlled or uncontrolled,  and whether  such loss be direct or  indirect,  proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

         (c)      hostile or warlike action in time of peace or war,  including  action in hindering,  combating or defending against an actual, impending or expected attack:

                  1.       by any  government  or  sovereign  power,  de  jure  or de  facto,  or by any  authority maintaining or using military, naval or air forces; or

                  2.       by military, naval or air forces; or

                  3.       by an agent of any such government, power, authority or forces;

         (d)      any weapon of war  employing  atomic  fission or  radioactive  force  whether in time of peace or war; or

         (e)      insurrection,  rebellion,  revolution,  civil war,  usurped power or action taken by governmental authority  in  hindering,  combating  or  defending  against  such an  occurrence,  seizure  or  destruction  under quarantine  or customs  regulations,  confiscation  by order of any  government  or public  authority;  or risks of contraband or illegal transportation or trade.

         Extraordinary  Losses:  Any loss incurred on a Mortgage Loan caused by or resulting from an  Extraordinary
Event.

         Fannie  Mae:  Federal  National  Mortgage   Association,   a  federally   chartered  and  privately  owned
corporation  organized and existing under the Federal National Mortgage  Association  Charter Act, or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final  Distribution  Date:  The  Distribution  Date on which  the final  distribution  in  respect  of the
Certificates will be made pursuant to Section 9.01,  which Final  Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         Fitch:  Fitch Ratings or its successor in interest.

         Foreclosure  Profits:  As to any Distribution  Date or related  Determination  Date and any Mortgage Loan, the excess, if any, of Liquidation  Proceeds,  Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom  pursuant to  Section 3.10(a)(ii)) in  respect of each  Mortgage  Loan or REO  Property  for which a Cash
Liquidation  or REO  Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid  principal balance of such Mortgage Loan or REO Property  (determined,  in the case of an REO Disposition,  in accordance with
Section 3.14) plus  accrued and unpaid interest at the Mortgage Rate on such unpaid principal  balance from the Due
Date to which  interest was last paid by the  Mortgagor to the first day of the month  following the month in which such Cash Liquidation or REO Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(f).

         Fraud Losses:  Realized  Losses on Mortgage  Loans as to which there was fraud in the  origination of such
Mortgage Loan.

         Freddie Mac:  Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality  of the United States created and existing  under Title III of the  Emergency  Home  Finance Act of 1970,  as amended,  or any  successor thereto.

         Highest  Priority:  As  of  any  date  of  determination,  the  Class  of  Subordinate  Certificates  then outstanding  with a  Certificate  Principal  Balance  greater than zero,  with the  earliest  priority for payments pursuant to  Section 4.02(a),  in the following  order:  Class M-1,  Class M-2, Class M-3, Class B-1, Class B-2 and
Class B-3 Certificates.

         Independent:  When used with  respect  to any  specified  Person,  means  such a Person who (i) is in fact independent of the Company,  the Master Servicer and the Trustee, or any Affiliate thereof,  (ii) does not have any direct financial interest or any material indirect  financial  interest in the Company,  the Master Servicer or the
Trustee or in an Affiliate  thereof,  and  (iii) is not  connected  with the  Company,  the Master  Servicer or the
Trustee as an officer,  employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

         Initial  Certificate  Principal  Balance:  With  respect to each Class of  Certificates,  the  Certificate
Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

         Initial Monthly Payment Fund: An amount  representing  scheduled  principal  amortization  and interest at the Net  Mortgage  Rate for the Due Date in the first Due Period  commencing  subsequent  to the  Cut-off  Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment,  and as more  specifically defined in the Series Supplement.

         Initial  Notional  Amount:  With  respect to any Class or  Subclass  of Interest  Only  Certificates,  the
amount  initially  used as the  principal  basis  for the  calculation  of any  interest  payment  amount,  as more specifically defined in the Series Supplement.

         Initial Subordinate Class Percentage:  As defined in the Series Supplement.

         Insurance  Proceeds:  Proceeds  paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance
Policy or any other  related  insurance  policy  covering a Mortgage Loan  (excluding  any  Certificate  Policy (as defined in the Series  Supplement)),  to the extent such proceeds are payable to the mortgagee  under the Mortgage, any  Subservicer,  the Master  Servicer  or the  Trustee  and are not  applied to the  restoration  of the  related
Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative  Apartment) or  released to the
Mortgagor in accordance  with the  procedures  that the Master  Servicer  would follow in servicing  mortgage loans held for its own account.

         Insurer:  Any named  insurer  under any Primary  Insurance  Policy or any  successor  thereto or the named insurer in any replacement policy.

         Interest Accrual Period:  As defined in the Series Supplement.

         Interest Only  Certificates:  A Class or Subclass of  Certificates  not entitled to payments of principal, and  designated  as such in the  Series  Supplement.  The  Interest  Only  Certificates  will  have no  Certificate
Principal Balance.

         Interim Certification:  As defined in Section 2.02.

         Junior  Certificateholder:  The  Holder of not less than 95% of the  Percentage  Interests  of the  Junior
Class of Certificates.

         Junior Class of  Certificates:  The Class of  Subordinate  Certificates  outstanding as of the date of the repurchase of a Mortgage Loan pursuant to Section 4.07 herein that has the Lowest Priority.

         Late  Collections:  With  respect to any  Mortgage  Loan,  all  amounts  received  during any Due  Period, whether as late payments of Monthly Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which represent  late payments or  collections  of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

         Liquidation  Proceeds:  Amounts  (other  than  Insurance  Proceeds) received  by the  Master  Servicer  in connection  with the  taking of an  entire  Mortgaged  Property  by  exercise  of the  power of  eminent  domain or condemnation  or in  connection  with  the  liquidation  of a  defaulted  Mortgage  Loan  through  trustee's  sale, foreclosure sale or otherwise, other than REO Proceeds.

         Loan Group:  Any group of Mortgage  Loans  designated as a separate  loan group in the Series  Supplement.
The  Certificates  relating to each Loan Group will be  designated in the Series  Supplement.  If the Mortgage Pool is comprised of two or more Loan Groups, any of such Loan Groups.

         Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related  Mortgage Loan at the date of  determination  and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Lower  Priority:  As of any date of  determination  and any Class of Subordinate  Certificates,  any other
Class of Subordinate  Certificates  then outstanding with a Certificate  Principal  Balance greater than zero, with later priority for payments pursuant to Section 4.02(a).

         Lowest  Priority:  As  of  any  date  of  determination,   the  Class  of  Subordinate  Certificates  then
outstanding  with the latest  priority for payments  pursuant to  Section 4.02(a),  in the following  order:  Class
B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

         Maturity Date: The latest possible  maturity date,  solely for purposes of  Section 1.860G-1(a)(4)(iii) of the Treasury  regulations,  by which the Certificate  Principal  Balance of each Class of Certificates  (other than the Interest Only Certificates which have no Certificate  Principal  Balance) and each Uncertificated REMIC Regular
Interest would be reduced to zero, as designated in the Series Supplement.

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified  Mortgage  Rate:  As to any Mortgage  Loan that is the subject of a Servicing  Modification,  the
Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         Modified  Net Mortgage  Rate:  As to any  Mortgage  Loan that is the subject of a Servicing  Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including any REO  Property) and  any Due Date, the payment of principal and interest due thereon in accordance with the  amortization  schedule at the time applicable thereto (after adjustment,  if any, for Curtailments and for Deficient  Valuations occurring prior to such Due Date but before any  adjustment  to such  amortization  schedule  by reason of any  bankruptcy,  other than a  Deficient
Valuation,  or similar  proceeding  or any  moratorium  or similar  waiver or grace period and before any Servicing
Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  With  respect to each  Mortgage  Note  related to a  Mortgage  Loan which is not a  Cooperative
Loan, the mortgage,  deed of trust or other comparable  instrument creating a first lien on an estate in fee simple or leasehold  interest in real property  securing a Mortgage Note.  With respect to each  Obligation to Pay related to a Sharia Mortgage Loan, the Sharia Mortgage Loan Security Instrument.

         Mortgage File: The mortgage  documents  listed in  Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage  Loans:  Such of the  mortgage  loans,  including  any Sharia  Mortgage  Loans,  transferred  and assigned to the Trustee  pursuant to  Section 2.01  as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being  identified in the initial Mortgage Loan Schedule,  and
Qualified  Substitute  Mortgage Loans held or deemed held as part of the Trust Fund including,  without limitation,
(i) with  respect  to each  Cooperative  Loan,  the  related  Mortgage  Note,  Security  Agreement,  Assignment  of
Proprietary Lease,  Cooperative Stock Certificate,  Cooperative Lease and Mortgage File and all rights appertaining thereto,  (ii) with respect to each Sharia  Mortgage  Loan,  the related  Obligation to Pay,  Sharia  Mortgage Loan
Security Instrument,  Sharia Mortgage Loan Co-Ownership  Agreement,  Assignment Agreement and Amendment of Security
Instrument  and Mortgage  File and all rights  appertaining  thereto and  (iii) with  respect to each Mortgage Loan other than a Cooperative  Loan or a Sharia  Mortgage Loan, each related  Mortgage Note,  Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Loan Schedule:  As defined in the Series Supplement.

         Mortgage  Note:  The  originally   executed  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan,  together with any  modification  thereto.  With respect to each
Sharia Mortgage Loan, the related Obligation to Pay.

         Mortgage  Pool:  The  pool of  mortgage  loans,  including  all Loan  Groups,  if any,  consisting  of the
Mortgage Loans.

         Mortgage  Rate:  As to any Mortgage  Loan,  the interest rate borne by the related  Mortgage  Note, or any modification  thereto  other than a Servicing  Modification.  As to any Sharia  Mortgage  Loan,  the profit  factor described in the related Obligation to Pay, or any modification thereto other than a Servicing Modification.

         Mortgaged  Property:  The  underlying  real  property  securing  a  Mortgage  Loan or,  with  respect to a
Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

         Mortgagor:  The obligor on a Mortgage  Note, or with respect to a Sharia  Mortgage  Loan,  the consumer on an Obligation to Pay.

         Net  Mortgage  Rate:  As to each  Mortgage  Loan,  a per  annum  rate of  interest  equal to the  Adjusted
Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

         Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

         Non-Primary  Residence Loans:  The Mortgage Loans designated as secured by second or vacation  residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously  made or  proposed to be made by the Master  Servicer or
Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master  Servicer from related Late  Collections,  Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds or
amounts  reimbursable to the Master Servicer pursuant to  Section 4.02(a) hereof.  To the extent that any Mortgagor is not obligated  under the related  Mortgage  documents to pay or reimburse any portion of any Servicing  Advances that are  outstanding  with respect to the related  Mortgage  Loan as a result of a  modification  of such Mortgage
Loan by the Master  Servicer,  which  forgives  amounts which the Master  Servicer or  Subservicer  had  previously advanced,  and the Master Servicer  determines that no other source of payment or  reimbursement  for such advances is available to it, such Servicing  Advances shall be deemed to be  Nonrecoverable  Advances.  The determination by the Master  Servicer that it has made a  Nonrecoverable  Advance or that any proposed  Advance  would  constitute a
Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate delivered to the Company, the Trustee and any Certificate Insurer.

         Nonsubserviced  Mortgage  Loan: Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a Subservicing Agreement.

         Notional Amount:  With respect to any Class or Subclass of Interest Only  Certificates,  an amount used as the principal  basis for the  calculation  of any interest  payment  amount,  as more  specifically  defined in the
Series Supplement.

         Obligation  to Pay:  The  originally  executed  obligation  to pay or  similar  agreement  evidencing  the obligation of the consumer under a Sharia Mortgage Loan, together with any modification thereto.

         Officers'  Certificate:  A  certificate  signed by the  Chairman  of the Board,  the  President  or a Vice
President or Assistant Vice President,  or a Director or Managing  Director,  and by the Treasurer,  the Secretary,
or one of the Assistant  Treasurers or Assistant  Secretaries  of the Company or the Master  Servicer,  as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written opinion of counsel  acceptable to the Trustee and the Master Servicer,  who may be counsel for the Company or the Master  Servicer,  provided  that any opinion of counsel  (i) referred  to in the definition of "Disqualified  Organization" or (ii) relating to the  qualification of any REMIC formed under the
Series  Supplement or compliance with the REMIC  Provisions  must,  unless  otherwise  specified,  be an opinion of
Independent counsel.

         Outstanding  Mortgage  Loan: As to any Due Date, a Mortgage Loan  (including  an REO  Property) which  was not the  subject  of a  Principal  Prepayment  in Full,  Cash  Liquidation  or REO  Disposition  and  which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

         Ownership  Interest:  As to any  Certificate,  any  ownership  or security  interest in such  Certificate, including any interest in such  Certificate as the Holder thereof and any other  interest  therein,  whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through Rate:  As defined in the Series Supplement.

         Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With respect to any Certificate  (other than a Class R Certificate),  the undivided percentage  ownership  interest in the related Class  evidenced by such  Certificate,  which  percentage  ownership interest shall be equal to the Initial  Certificate  Principal  Balance thereof or Initial  Notional Amount (in the case of any Interest Only  Certificate) thereof  divided by the aggregate Initial Certificate  Principal Balance or the aggregate of the Initial  Notional  Amounts,  as applicable,  of all the  Certificates of the same Class.  With respect to a Class R Certificate,  the interest in  distributions  to be made with respect to such Class  evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         Permitted Investments:  One or more of the following:

         (i)      obligations  of or  guaranteed as to principal and interest by the United States or any agency or instrumentality  thereof  when such  obligations  are  backed by the full faith and credit of the
                  United States;

         (ii)     repurchase  agreements on obligations  specified in  clause (i) maturing  not more than one month from the date of  acquisition  thereof,  provided  that the  unsecured  obligations  of the party agreeing  to  repurchase  such  obligations  are at the time rated by each  Rating  Agency in its highest short-term rating available;

         (iii)    federal funds,  certificates of deposit,  demand deposits, time deposits and bankers' acceptances
                  (which  shall  each  have an  original  maturity  of not more  than 90 days  and,  in the case of bankers'  acceptances,  shall in no event have an  original  maturity  of more than 365 days or a remaining  maturity  of more than 30  days) denominated  in  United  States  dollars  of any U.S.
                  depository  institution or trust company  incorporated under the laws of the United States or any state thereof or of any domestic  branch of a foreign  depository  institution  or trust company;
                  provided that the debt  obligations of such  depository  institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal  depository  institution in a  depository  institution  holding  company,  debt  obligations  of the  depository  institution holding  company) at  the date of  acquisition  thereof have been rated by each Rating  Agency in its highest  short-term  rating  available;  and provided further that, if the only Rating Agency is Standard & Poor's and if the  depository or trust company is a principal  subsidiary of a bank holding  company and the debt  obligations  of such  subsidiary  are not  separately  rated,  the applicable  rating shall be that of the bank holding company;  and, provided further that, if the original  maturity of such short-term  obligations of a domestic  branch of a foreign  depository institution  or trust company shall exceed 30 days,  the  short-term  rating of such  institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

         (iv)     commercial paper and demand notes (having  original  maturities of not more than 365 days) of any corporation  incorporated  under the laws of the United  States or any state thereof which on the date of  acquisition  has been  rated by each  Rating  Agency in its  highest  short-term  rating available;  provided that such commercial paper shall have a remaining  maturity of not more than
                  30 days;

         (v)      a money  market fund or a qualified  investment  fund rated by each Rating  Agency in its highest long-term rating available; and

         (vi)     other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a  Permitted
                  Investment  hereunder  and will not reduce the rating  assigned to any Class of  Certificates  by such Rating  Agency  below the lower of the  then-current  rating or the rating  assigned to such
                  Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided,  however,  no  instrument  shall be a Permitted  Investment  if it  represents,  either  (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating  available on unsecured long-term  debt shall  mean AAA in the case of  Standard  & Poor's  and Fitch and Aaa in the case of  Moody's,  and references  herein to the highest rating  available on unsecured  commercial  paper and short-term debt obligations shall mean A-1 in the case of  Standard & Poor's,  P-1 in the case of Moody's  and either A-1 by Standard & Poor's,
P-1 by Moody's or F-1 by Fitch in the case of Fitch;  provided,  however,  that any Permitted  Investment that is a short-term  debt  obligation  rated A-1 by Standard & Poor's  must  satisfy the  following  additional  conditions:
(i) the total amount of debt from A-1 issuers must be limited to the  investment of monthly  principal and interest payments (assuming fully amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate  outstanding  Certificate  Principal Balance of the Certificates and each investment must not mature  beyond 30 days;  (iii) investments  in A-1 rated  securities  are not  eligible  for the Reserve  Fund;
(iv) the terms of the debt must have a  predetermined  fixed dollar amount of principal due at maturity that cannot vary;  and (v) if the  investments  may be  liquidated  prior to their  maturity  or are being  relied on to meet a certain yield,  interest must be tied to a single  interest rate index plus a single fixed spread (if any) and must move  proportionately  with that  index.  Any  Permitted  Investment  may be held by or through  the Trustee or its
Affiliates.

         Permitted  Transferee:  Any  Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United States Person.

         Person:   Any  individual,   corporation,   limited  liability   company,   partnership,   joint  venture,
association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

         Pledged  Amount:  With  respect to any  Pledged  Asset  Loan,  the amount of money  remitted  to  Combined
Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

         Pledged Asset Loan:  Any Mortgage Loan supported by Pledged  Assets or such other  collateral,  other than the related Mortgaged Property, set forth in the Series Supplement.

         Pledged  Assets:  With  respect to any  Mortgage  Loan,  all  money,  securities,  security  entitlements, accounts, general intangibles,  instruments,  documents,  certificates of deposit,  commodities contracts and other investment  property and other  property of whatever  kind or  description  pledged by Combined  Collateral  LLC as security in respect of any Realized  Losses in  connection  with such  Mortgage  Loan up to the Pledged  Amount for such  Mortgage  Loan,  and any  related  collateral,  or such  other  collateral  as may be set forth in the Series
Supplement.

         Pledged Asset Mortgage Servicing Agreement:  The Pledged Asset Mortgage Servicing  Agreement,  dated as of
February 28, 1996 between MLCC and the Master Servicer.

         Pooling and Servicing  Agreement or Agreement:  With respect to any Series,  this Standard  Terms together with the related Series Supplement.

         Pool Stated  Principal  Balance:  As to any  Distribution  Date,  the  aggregate  of the Stated  Principal
Balances of each Mortgage Loan.

         Pool Strip  Rate:  With  respect to each  Mortgage  Loan,  a per annum rate equal to the excess of (a) the
Net Mortgage  Rate of such  Mortgage  Loan over (b) the  Discount Net Mortgage  Rate (but not less than  0.00%) per annum.

         Prepayment  Distribution  Trigger:  With  respect to any  Distribution  Date and any Class of  Subordinate
Certificates  (other than the Class M-1  Certificates),  a test that shall be satisfied if the fraction  (expressed as a  percentage) equal  to the sum of the  Certificate  Principal  Balances  of  such  Class  and  each  Class  of
Subordinate  Certificates  with a Lower  Priority  than such  Class  immediately  prior to such  Distribution  Date
divided  by  the   aggregate   Stated   Principal   Balance  of  all  of  the   Mortgage   Loans  (or  related  REO
Properties) immediately  prior to such Distribution Date is greater than or equal to the sum of the related Initial
Subordinate Class Percentages of such Classes of Subordinate Certificates.

         Prepayment  Interest  Shortfall:  As to any Distribution Date and any Mortgage Loan (other than a Mortgage
Loan relating to an REO  Property) that  was the subject of (a) a  Principal  Prepayment in Full during the portion of the related  Prepayment  Period that falls during the prior calendar month, an amount equal to the excess of one month's  interest at the Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage
Loan) on  the Stated  Principal  Balance of such  Mortgage  Loan over the amount of interest  (adjusted  to the Net
Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan)) paid  by the Mortgagor for such month to the date of such Principal  Prepayment in Full or (b) a Curtailment  during the prior calendar month, an amount equal to one month's  interest at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a
Modified Mortgage Loan) on the amount of such Curtailment.

         Prepayment  Period:  As to any Distribution  Date and Principal  Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that  Distribution  Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

         Primary Insurance Policy:  Each primary policy of mortgage  guaranty  insurance or any replacement  policy therefor referred to in Section 2.03(b)(iv) and (v).

         Principal  Only  Certificates:  A Class of  Certificates  not entitled to payments of  interest,  and more specifically designated as such in the Series Supplement.

         Principal  Prepayment:  Any  payment of  principal  or other  recovery  on a Mortgage  Loan,  including  a recovery that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal  Prepayment in Full:  Any Principal  Prepayment  of the entire  principal  balance of a Mortgage
Loan that is made by the Mortgagor.

         Program Guide:  Collectively,  the Client Guide and the Servicer Guide for Residential  Funding's mortgage loan purchase and conduit  servicing  program and all supplements and amendments  thereto  published by Residential
Funding from time to time.

         Purchase  Price:  With  respect  to any  Mortgage  Loan  (or  REO  Property) required  to be or  otherwise purchased on any date pursuant to  Section 2.02,  2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the
Stated Principal  Balance thereof plus the principal portion of any related  unreimbursed  Advances and (ii) unpaid accrued  interest at the Adjusted  Mortgage  Rate (or  Modified Net Mortgage  Rate plus the rate per annum at which the  Servicing  Fee is  calculated  in the case of a  Modified  Mortgage  Loan) (or  at the Net  Mortgage  Rate (or
Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) in the case of a purchase made by the Master
Servicer) on  the Stated  Principal  Balance thereof to the Due Date in the Due Period related to the  Distribution
Date  occurring in the month  following the month of purchase from the Due Date to which  interest was last paid by the Mortgagor.

         Qualified  Substitute  Mortgage Loan: A Mortgage Loan  substituted  by Residential  Funding or the Company for a  Deleted  Mortgage  Loan  which  must,  on the  date of  such  substitution,  as  confirmed  in an  Officers'
Certificate delivered to the Trustee, with a copy to the Custodian,

         (i)      have an outstanding  principal  balance,  after deduction of the principal portion of the monthly payment  due in the  month of  substitution  (or in the case of a  substitution  of more than one
                  Mortgage Loan for a Deleted  Mortgage Loan, an aggregate  outstanding  principal  balance,  after such  deduction),  not in excess of the Stated  Principal  Balance of the Deleted  Mortgage  Loan
                  (the amount of any shortfall to be deposited by Residential  Funding in the Custodial  Account in
                  the month of substitution);

         (ii)     have a  Mortgage  Rate and a Net  Mortgage  Rate no lower  than  and not more  than 1% per  annum higher than the Mortgage Rate and Net Mortgage Rate,  respectively,  of the Deleted Mortgage Loan as of the date of substitution;

         (iii)    have a  Loan-to-Value  Ratio at the time of  substitution  no  higher  than  that of the  Deleted
                  Mortgage Loan at the time of substitution;

         (iv)     have a  remaining  term to  stated  maturity  not  greater  than (and not more than one year less than) that of the Deleted Mortgage Loan;

         (v)      comply with each  representation  and  warranty  set forth in  Sections  2.03 and 2.04 hereof and
                  Section 4 of the Assignment Agreement; and

         (vi)     have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding  any  other  provisions  herein,  (x) with  respect  to  any  Qualified  Substitute  Mortgage  Loan substituted  for a Deleted  Mortgage Loan which was a Discount  Mortgage Loan, such Qualified  Substitute  Mortgage
Loan  shall be  deemed  to be a  Discount  Mortgage  Loan and to have a  Discount  Fraction  equal to the  Discount
Fraction of the Deleted  Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified  Substitute
Mortgage  Loan as  calculated  pursuant to the  definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

         (i)      the Pool Strip Rate of such Qualified  Substitute  Mortgage Loan shall be equal to the Pool Strip
                  Rate of the related Deleted  Mortgage Loan for purposes of calculating the  Pass-Through  Rate on the Class A-V Certificates and

         (ii)     the  excess of the Pool Strip  Rate on such  Qualified  Substitute  Mortgage  Loan as  calculated pursuant to the  definition of "Pool Strip Rate" over the Pool Strip Rate on the related  Deleted
                  Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

         Rating Agency:  Each of the statistical credit rating agencies  specified in the Preliminary  Statement of the Series  Supplement.  If any agency or a successor  is no longer in  existence,  "Rating  Agency"  shall be such statistical  credit  rating  agency,  or other  comparable  Person,  designated  by the  Company,  notice  of which designation shall be given to the Trustee and the Master Servicer.

         Realized Loss:  With respect to each Mortgage Loan (or REO Property):

         (a)      as to which a Cash  Liquidation  or REO  Disposition  has  occurred,  an  amount  (not  less than zero) equal  to (i) the  Stated  Principal  Balance of the Mortgage Loan (or REO  Property) as  of the date of Cash
Liquidation or REO Disposition,  plus  (ii) interest  (and REO Imputed  Interest,  if any) at the Net Mortgage Rate
from the Due Date as to which  interest was last paid or advanced to  Certificateholders  up to the Due Date in the
Due  Period  related  to the  Distribution  Date on  which  such  Realized  Loss  will  be  allocated  pursuant  to
Section 4.05 on the Stated Principal  Balance of such Mortgage Loan (or REO  Property) outstanding  during each Due
Period that such interest was not paid or advanced,  minus (iii) the  proceeds,  if any,  received during the month in which such Cash  Liquidation (or REO  Disposition) occurred,  to the extent applied as recoveries of interest at the Net Mortgage  Rate and to  principal  of the Mortgage  Loan,  net of the portion  thereof  reimbursable  to the
Master Servicer or any Subservicer  with respect to related  Advances,  Servicing  Advances or other expenses as to which the  Master  Servicer  or  Subservicer  is  entitled  to  reimbursement  thereunder  but which  have not been previously reimbursed,

         (b)      which is the  subject  of a  Servicing  Modification,  (i) (1) the  amount by which the  interest portion of a Monthly  Payment or the  principal  balance of such  Mortgage  Loan was  reduced or (2) the sum of any other  amounts owing under the Mortgage Loan that were  forgiven and that  constitute  Servicing  Advances that are reimbursable  to the Master  Servicer or a Subservicer,  and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month  immediately  following  the month in which a Principal  Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

         (c)      which has become the subject of a  Deficient  Valuation,  the  difference  between the  principal balance of the Mortgage Loan outstanding  immediately  prior to such Deficient  Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

         (d)      which has  become  the  object  of a Debt  Service  Reduction,  the  amount of such Debt  Service
Reduction.

Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service Reduction shall be deemed a Realized
Loss  hereunder so long as the Master  Servicer  has  notified  the Trustee in writing that the Master  Servicer is diligently  pursuing any  remedies  that may exist in  connection  with the  representations  and  warranties  made regarding  the related  Mortgage  Loan and either  (A) the  related  Mortgage Loan is not in default with regard to payments due thereunder or  (B) delinquent  payments of principal and interest under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance policy and any related escrow payments in respect of such
Mortgage  Loan are being  advanced  on a current  basis by the Master  Servicer  or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such  recoveries  are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

         Record Date:  With respect to each  Distribution  Date,  the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

         Regular Certificate:  Any of the Certificates other than a Class R Certificate.

         Regulation   AB:   Subpart   229.1100   -   Asset   Backed   Securities   (Regulation   AB),   17   C.F.R.
ss.ss.229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January  7,  2005)) or  by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Reimbursement Amounts: As defined in Section 3.22.

         Relief Act: The  Servicemembers  Civil Relief Act or similar  legislation or regulations as in effect from time to time.

         Relief Act Shortfalls:  Shortfalls in interest  payable by a Mortgagor that are not  collectible  from the
Mortgagor pursuant to the Relief Act.

         REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC  Administrator:  Residential Funding Company,  LLC. If Residential Funding Company,  LLC is found by a court of competent  jurisdiction  to no longer be able to fulfill its  obligations as REMIC  Administrator  under this  Agreement  the  Master  Servicer  or  Trustee  acting as Master  Servicer  shall  appoint a  successor  REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment conduits,  which  appear at  Sections  860A  through  860G of  Subchapter  M of Chapter 1 of the Code,  and related provisions,  and temporary and final  regulations (or, to the extent not inconsistent  with such temporary or final regulations,  proposed  regulations) and  published rulings, notices and announcements  promulgated thereunder,  as the foregoing may be in effect from time to time.

         REO  Acquisition:  The  acquisition by the Master Servicer on behalf of the Trustee for the benefit of the
Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  As to any REO Property,  a  determination  by the Master  Servicer that it has received all Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and other payments and recoveries (including proceeds of a final  sale) which the Master Servicer expects to be finally  recoverable  from the sale or other  disposition of the REO Property.

         REO Imputed  Interest:  As to any REO Property,  for any period,  an amount equivalent to interest (at the
Net Mortgage Rate that would have been  applicable to the related  Mortgage  Loan had it been  outstanding) on  the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO  Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property  (including,  without limitation,  proceeds from the rental of the related  Mortgaged  Property or, with respect to a  Cooperative  Loan, the related  Cooperative  Apartment) which  proceeds are required to be deposited  into the Custodial  Account only upon the related REO Disposition.

         REO Property:  A Mortgaged  Property  acquired by the Master Servicer through  foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage  Loan:  Any Mortgage  Loan that  (i) has  been subject to an interest  rate reduction,  (ii) has  been  subject to a term  extension  or  (iii) has  had amounts  owing on such  Mortgage  Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan;  provided,  however,  that a Mortgage Loan  modified in  accordance  with  clause (i) above  for a temporary  period shall not be a Reportable
Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

         Request for  Release:  A request for release,  the forms of which are attached as Exhibit F hereto,  or an electronic request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement,  the Program Guide or the related  Subservicing  Agreement in respect of such Mortgage Loan.

         Required  Surety  Payment:  With  respect to any  Additional  Collateral  Loan that  becomes a  Liquidated
Mortgage  Loan,  the lesser of (i) the  principal  portion of the Realized  Loss with respect to such Mortgage Loan and (ii) the  excess,  if any, of (a) the amount of Additional  Collateral  required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

         Residential  Funding:  Residential  Funding Company,  LLC, a Delaware limited  liability  company,  in its capacity  as seller of the  Mortgage  Loans to the  Company and not in its  capacity  as Master  Servicer,  and any successor thereto.

         Responsible  Officer:  When  used  with  respect  to the  Trustee,  any  officer  of the  Corporate  Trust
Department of the Trustee,  including any Senior Vice President,  any Vice President, any Assistant Vice President,
any  Assistant  Secretary,  any Trust  Officer or  Assistant  Trust  Officer,  or any other  officer of the Trustee customarily  performing  functions similar to those performed by any of the above designated officers to whom, with respect  to a  particular  matter,  such  matter  is  referred,  in each case with  direct  responsibility  for the administration of the Agreements.

         Retail  Certificates:  A Senior Certificate,  if any, offered in smaller minimum  denominations than other
Senior Certificates, and designated as such in the Series Supplement.

         Schedule of Discount  Fractions:  The schedule  setting forth the Discount  Fractions  with respect to the
Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

         Securitization  Transaction:  Any  transaction  involving  a sale or  other  transfer  of  mortgage  loans directly or  indirectly  to an issuing  entity in  connection  with an issuance  of publicly  offered or  privately placed, rated or unrated mortgage-backed securities.

         Security  Agreement:  With respect to a Cooperative  Loan, the agreement  creating a security  interest in favor of the originator in the related Cooperative Stock.

         Seller:  As to any  Mortgage  Loan,  a  Person,  including  any  Subservicer,  that  executed  a  Seller's
Agreement applicable to such Mortgage Loan.

         Seller's  Agreement:  An agreement for the  origination  and sale of Mortgage Loans  generally in the form of the Seller  Contract  referred to or contained in the Program Guide,  or in such other form as has been approved by the Master Servicer and the Company,  each containing  representations  and warranties in respect of one or more
Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

         Senior Accelerated  Distribution  Percentage:  With respect to any Distribution Date occurring on or prior to the 60th  Distribution  Date and,  with respect to any Mortgage Pool  comprised of two or more Loan Groups,  any
Loan Group,  100%. With respect to any  Distribution  Date  thereafter and any such Loan Group,  if applicable,  as follows:

         (i)      for any  Distribution  Date  after  the  60th  Distribution  Date  but on or  prior  to the  72nd
                  Distribution  Date, the related  Senior  Percentage  for such  Distribution  Date plus 70% of the related Subordinate Percentage for such Distribution Date;

         (ii)     for any  Distribution  Date  after  the  72nd  Distribution  Date  but on or  prior  to the  84th
                  Distribution  Date, the related  Senior  Percentage  for such  Distribution  Date plus 60% of the related Subordinate Percentage for such Distribution Date;

         (iii)    for any  Distribution  Date  after  the  84th  Distribution  Date  but on or  prior  to the  96th
                  Distribution  Date, the related  Senior  Percentage  for such  Distribution  Date plus 40% of the related Subordinate Percentage for such Distribution Date;

         (iv)     for any  Distribution  Date  after  the 96th  Distribution  Date  but on or  prior  to the  108th
                  Distribution  Date, the related  Senior  Percentage  for such  Distribution  Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

         (v)      for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

         (i)      that any scheduled reduction to the Senior Accelerated  Distribution  Percentage  described above shall not occur as of any Distribution Date unless either

                  (a)(1)(X)         the outstanding  principal  balance of the Mortgage Loans delinquent 60 days or more  (including  Mortgage Loans which are in foreclosure,  have been foreclosed or otherwise  liquidated, or with respect to which the Mortgagor is in bankruptcy  and any REO Property)  averaged over the last six months,  as a percentage of the aggregate  outstanding  Certificate  Principal  Balance of the Subordinate
         Certificates,  is less than 50% or (Y) the  outstanding  principal balance of Mortgage Loans delinquent 60 days or more  (including  Mortgage  Loans which are in  foreclosure,  have been  foreclosed  or  otherwise liquidated,  or with respect to which the Mortgagor is in bankruptcy  and any REO Property)  averaged over the last six months,  as a  percentage  of the  aggregate  outstanding  principal  balance of all Mortgage
         Loans  averaged  over the last six  months,  does not exceed 2% and  (2) Realized  Losses on the  Mortgage
         Loans to date for such Distribution Date if occurring during the sixth,  seventh,  eighth,  ninth or tenth year  (or any  year  thereafter) after  the  Closing  Date  are  less  than  30%,  35%,  40%,  45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                  (b)(1)   the  outstanding  principal  balance  of  Mortgage  Loans  delinquent  60  days  or more
         (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor is in  bankruptcy  and any REO  Property)  averaged over the last six months,  as a percentage of the aggregate  outstanding  principal  balance of all Mortgage  Loans averaged over the last six months,  does not exceed 4% and  (2) Realized  Losses on the Mortgage  Loans to date for such Distribution Date, if occurring during the sixth,  seventh,  eighth, ninth or tenth year (or any year thereafter) after  the Closing Date are less than 10%, 15%, 20%, 25% or 30%,  respectively,  of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

         (ii)     that for any  Distribution  Date on which  the  Senior  Percentage  is  greater  than the  Senior
                  Percentage  as of the Closing  Date,  the Senior  Accelerated  Distribution  Percentage  for such
                  Distribution  Date  shall be 100%,  or, if the  Mortgage  Pool is  comprised  of two or more Loan
                  Groups,  for any Distribution  Date on which the weighted  average of the Senior  Percentages for each Loan Group,  weighted on the basis of the Stated  Principal  Balances of the Mortgage  Loans
                  in the  related  Loan Group,  exceeds the  weighted  average of the  initial  Senior  Percentages
                  (calculated  on such  basis) for  each Loan Group,  each of the Senior  Accelerated  Distribution
                  Percentages for such Distribution Date will equal 100%.

Notwithstanding  the  foregoing,  upon the reduction of the  Certificate  Principal  Balances of the related Senior
Certificates (other than the Class A-P Certificates,  if any) to zero, the related Senior Accelerated  Distribution
Percentage shall thereafter be 0%.

         Senior Certificate:  As defined in the Series Supplement.

         Senior Percentage:  As defined in the Series Supplement.

         Senior Support  Certificate:  A Senior Certificate that provides  additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

         Series:  All of the  Certificates  issued  pursuant to a Pooling and  Servicing  Agreement and bearing the same series designation.

         Series  Supplement:  The agreement into which this Standard Terms is  incorporated  and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master Servicer or a Subservicer in the  performance of its servicing  obligations,  including,  but not limited to, the cost of (i) the  preservation, restoration  and  protection  of a  Mortgaged  Property  or,  with  respect  to a  Cooperative  Loan,  the  related
Cooperative  Apartment,  (ii) any  enforcement  or judicial  proceedings,  including  foreclosures,  including  any expenses  incurred in relation to any such  proceedings  that result from the Mortgage Loan being registered on the
MERS System,  (iii) the management and liquidation of any REO Property,  (iv) any mitigation procedures implemented in accordance with  Section 3.07,  and (v) compliance  with the obligations under Sections 3.01, 3.08,  3.12(a) and
3.14,  including,  if the Master  Servicer  or any  Affiliate  of the Master  Servicer  provides  services  such as appraisals  and  brokerage  services  that are  customarily  provided by Persons  other than  servicers of mortgage loans, reasonable compensation for such services.

         Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

         Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of  Regulation AB, as such may be amended from time to time.

         Servicing Fee: With respect to any Mortgage Loan and  Distribution  Date,  the fee payable  monthly to the
Master  Servicer in respect of master  servicing  compensation  that  accrues at an annual rate  designated  on the
Mortgage  Loan  Schedule  as the "MSTR  SERV FEE" for such  Mortgage  Loan,  as may be  adjusted  with  respect  to successor Master Servicers as provided in Section 7.02.

         Servicing  Modification:  Any reduction of the interest rate on or the outstanding  principal balance of a
Mortgage Loan,  any extension of the final  maturity date of a Mortgage  Loan, and any increase to the  outstanding principal  balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the Mortgage  Loan,  in each case pursuant to a  modification  of a Mortgage Loan that is in  default,  or for  which,  in the  judgment  of the  Master  Servicer,  default is  reasonably  foreseeable,  in accordance with Section 3.07(a).

         Servicing   Officer:   Any  officer  of  the  Master  Servicer   involved  in,  or  responsible  for,  the
administration  and  servicing  of the  Mortgage  Loans  whose  name and  specimen  signature  appear  on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         Sharia  Mortgage  Loan: A declining  balance  co-ownership  transaction,  structured  so as to comply with
Islamic religious law.

         Sharia  Mortgage Loan  Co-Ownership  Agreement:  The agreement that defines the  relationship  between the consumer and co-owner and the parties'  respective rights under a Sharia Mortgage Loan,  including their respective rights with respect to the indicia of ownership of the related Mortgaged Property.

         Sharia  Mortgage  Loan  Security  Instrument:  The  mortgage,  security  instrument  or  other  comparable instrument  creating a first lien on an estate in fee simple or  leasehold  interest in real  property  securing an
Obligation to Pay.

         Special  Hazard Loss:  Any Realized Loss not in excess of the cost of the lesser of repair or  replacement of a Mortgaged  Property (or, with respect to a Cooperative Loan, the related  Cooperative  Apartment) suffered  by such Mortgaged Property (or Cooperative  Apartment) on  account of direct physical loss,  exclusive of (i) any loss of a type covered by a hazard  policy or a flood  insurance  policy  required to be  maintained  in respect of such
Mortgaged Property pursuant to  Section 3.12(a),  except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

         Standard & Poor's:  Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc., or its successor in interest.

         Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  at any given time,
(i) the sum of (a) the  Cut-off  Date  Principal  Balance of the  Mortgage  Loan plus  (b) any  amount by which the
Stated Principal  Balance of the Mortgage Loan is increased  pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the  principal  portion of the Monthly  Payments due with respect to such  Mortgage Loan or REO Property during each Due Period  ending prior to the most recent  Distribution  Date which were  received or with respect to which an Advance was made, and (b) all  Principal  Prepayments  with respect to such Mortgage Loan or REO Property, and all Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14  with respect to such Mortgage Loan or REO Property,  in each case which were distributed  pursuant to Section 4.02 on any previous  Distribution Date, and (c) any Realized
Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

         Successor Master Servicer: As defined in Section 3.22.

         Subclass:  With  respect  to  the  Class  A-V  Certificates,  any  Subclass  thereof  issued  pursuant  to
Section 5.01(c).  Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests
specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

         Subordinate  Certificate:  Any one of the Class M Certificates  or Class B  Certificates,  executed by the
Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and
Exhibit C, respectively.

         Subordinate  Class  Percentage:  With  respect  to any  Distribution  Date and any  Class  of  Subordinate
Certificates,  a  fraction,  expressed  as a  percentage,  the  numerator  of  which is the  aggregate  Certificate
Principal Balance of such Class of Subordinate  Certificates  immediately prior to such date and the denominator of which is the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or related REO  Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Subordinate  Percentage:  As of any Distribution  Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

         Subsequent  Recoveries:  As of any Distribution  Date, amounts received by the Master Servicer (net of any related  expenses  permitted  to be  reimbursed  pursuant to  Section 3.10) or  surplus  amounts held by the Master
Servicer to cover estimated expenses  (including,  but not limited to, recoveries in respect of the representations and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the
Trustee  pursuant  to  Section 2.04) specifically  related  to a  Mortgage  Loan  that  was the  subject  of a Cash
Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

         Subserviced  Mortgage  Loan:  Any Mortgage  Loan that, at the time of reference  thereto,  is subject to a
Subservicing Agreement.

         Subservicer:  Any Person with whom the Master  Servicer has entered into a Subservicing  Agreement and who generally  satisfied  the  requirements  set  forth in the  Program  Guide in  respect  of the  qualification  of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master Servicer and any Subservicer  relating to servicing and  administration  of certain Mortgage Loans as provided in  Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program Guide or in such other form as has been approved by the Master  Servicer  and the  Company.  With respect to  Additional  Collateral  Loans  subserviced  by MLCC,  the
Subservicing  Agreement  shall also include the Addendum and  Assignment  Agreement and the Pledged Asset  Mortgage
Servicing  Agreement.  With respect to any Pledged Asset Loan  subserviced by GMAC Mortgage,  LLC, the Addendum and
Assignment  Agreement,  dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage,  LLC, as such agreement may be amended from time to time.

         Subservicing  Fee: As to any Mortgage Loan,  the fee payable  monthly to the related  Subservicer  (or, in the case of a  Nonsubserviced  Mortgage  Loan,  to the  Master  Servicer) in  respect  of  subservicing  and  other compensation  that  accrues  at an annual  rate  equal to the  excess of the  Mortgage  Rate  borne by the  related
Mortgage  Note over the rate per  annum  designated  on the  Mortgage  Loan  Schedule  as the  "CURR  NET" for such
Mortgage Loan.

         Successor Master Servicer:  As defined in Section 3.22.

         Surety:  Ambac,  or its  successors  in interest,  or such other surety as may be identified in the Series
Supplement.

         Surety Bond:  The Limited  Purpose Surety Bond (Policy No.  AB0039BE),  dated February 28, 1996 in respect to Mortgage  Loans  originated by MLCC, or the Surety Bond (Policy No.  AB0240BE),  dated March 17, 1999 in respect to  Mortgage  Loans  originated  by Novus  Financial  Corporation,  in each case issued by Ambac for the benefit of certain  beneficiaries,  including the Trustee for the benefit of the Holders of the Certificates,  but only to the extent  that such  Surety  Bond  covers  any  Additional  Collateral  Loans,  or such other  Surety  Bond as may be identified in the Series Supplement.

         Tax  Returns:  The federal  income tax return on Internal  Revenue  Service  Form 1066,  U.S.  Real Estate
Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to  Residual
Interest Holders of REMIC Taxable Income or Net Loss  Allocation,  or any successor forms, to be filed on behalf of any REMIC  formed  under the Series  Supplement  and under the REMIC  Provisions,  together  with any and all other information,  reports or returns that may be required to be furnished to the  Certificateholders  or filed with the
Internal Revenue Service or any other  governmental  taxing  authority under any applicable  provisions of federal, state or local tax laws.

         Transaction Party: As defined in Section 12.02(a).

         Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trust Fund:  The segregated pool of assets consisting of:

         (i)      the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

         (ii)     all  payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off  Date
                  (other than  Monthly  Payments  due in the month of the Cut-Off  Date) as  shall be on deposit in the  Custodial  Account or in the  Certificate  Account and  identified as belonging to the Trust
                  Fund,  including the proceeds from the  liquidation  of Additional  Collateral for any Additional
                  Collateral  Loan or Pledged  Assets for any Pledged  Asset  Loan,  but not  including  amounts on deposit in the Initial Monthly Payment Fund,

         (iii)    property  that  secured  a  Mortgage  Loan  and that has been  acquired  for the  benefit  of the
                  Certificateholders by foreclosure or deed in lieu of foreclosure,

         (iv)     the hazard insurance  policies and Primary  Insurance  Policies,  if any, the Pledged Assets with respect to each  Pledged  Asset Loan,  and the  interest in the Surety  Bond  transferred  to the
                  Trustee pursuant to Section 2.01,

         (v)      the Initial Monthly Payment Fund, and

         (vi)     all proceeds of clauses (i) through (v) above.

         Trustee Information:  As specified in Section 12.05(a)(i)(A).

         Underwriter:  As defined in the Series Supplement.

         Uninsured  Cause:  Any  cause of  damage  to  property  subject  to a  Mortgage  such  that  the  complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States  Person:  A citizen or resident of the United States,  a  corporation,  partnership or other entity  created or organized in, or under the laws of, the United States,  provided  that,  for purposes  solely of the  restrictions  on the transfer of residual  interests,  no partnership or other entity treated as a partnership for United States  federal  income tax purposes  shall be treated as a United States Person unless all persons that own an interest in such  partnership  either  directly or through any entity that is not a  corporation  for United
States  federal  income tax  purposes  are  required by the  applicable  operating  agreement  to be United  States
Persons,  any state  thereof,  or the  District of  Columbia  (except in the case of a  partnership,  to the extent provided  in Treasury  regulations) or  any  political  subdivision  thereof,  or an estate  that is  described  in
Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

         U.S.A.  Patriot Act: Uniting and  Strengthening  America by Providing  Appropriate  Tools to Intercept and
Obstruct Terrorism Act of 2001, as amended.

         Voting  Rights:  The portion of the voting  rights of all of the  Certificates  which is  allocated to any
Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02      Use of Words and Phrases.

         "Herein,"  "hereby,"  "hereunder,"  'hereof,"  "hereinbefore,"  "hereinafter"  and other  equivalent words refer to the  Pooling  and  Servicing  Agreement  as a whole.  All  references  herein  to  Articles,  Sections  or
Subsections  shall  mean the  corresponding  Articles,  Sections  and  Subsections  in the  Pooling  and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

         References in the Pooling and Servicing  Agreement to "interest" on and  "principal" of the Mortgage Loans shall  mean,  with  respect to the Sharia  Mortgage  Loans,  amounts in respect  profit  payments  and  acquisition payments, respectively.

ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;

                                         ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01      Conveyance of Mortgage Loans.

(a)      The Company,  concurrently  with the execution and delivery hereof,  does hereby assign to the Trustee for the benefit of the  Certificateholders  without recourse all the right, title and interest of the Company in and to the Mortgage  Loans,  including all interest and principal  received on or with respect to the Mortgage Loans after the Cut-off  Date (other than  payments of principal  and  interest  due on the Mortgage  Loans in the month of the
Cut-off  Date).  In connection  with such transfer and  assignment,  the Company does hereby deliver to the Trustee the  Certificate  Policy (as  defined in the Series  Supplement),  if any,  for the  benefit of the Holders of such insured  Certificates.  The Company,  the Master  Servicer and the Trustee  agree that it is not intended  that any mortgage  loan be  included  in the Trust that is (i) a  "High-Cost  Home  Loan" as defined in the New Jersey  Home
Ownership  Act effective  November 27, 2003,  (ii) a  "High-Cost  Home Loan" as defined in the New Mexico Home Loan
Protection Act effective  January 1, 2004,  (iii) a "High Cost Home Mortgage Loan" as defined in the  Massachusetts
Predatory Home Practices Act effective  November 7, 2004 or (iv) a  "High-Cost Home Loan" as defined in the Indiana
House Enrolled Act No. 1229, effective as of January 1, 2005.

(b)      In  connection  with such  assignment,  except as set forth in  Section  2.01(c)  and  subject  to Section
2.01(d) below, the Company does hereby:

                  (I) with respect to each  Mortgage Loan so assigned  (other than a  Cooperative  Loan or a Sharia
         Mortgage  Loan)  (1) in the case of all such  Mortgage  Loans,  deliver  to and  deposit  with the  Master
         Servicer (or an Affiliate  of the Master  Servicer)  each of the  documents  or  instruments  described in clause (ii) below (and the Master  Servicer  shall hold (or cause such  Affiliate to hold) such  documents or  instruments in trust for the use and benefit of all present and future  Certificateholders),  (2) with respect  to each  MOM  Loan,  deliver  to,  and  deposit  with,  the  Trustee,  or to and with one or more
         Custodians  on behalf of the  Trustee,  as the duly  appointed  agent or  agents of the  Trustee  for such purpose,  the documents or  instruments  described in clauses (i) and (v) below,  (3) with respect to each
         Mortgage  Loan that is not a MOM Loan but is  registered  on the MERS(R)System,  deliver  to, and  deposit with, the Trustee,  or to and with one or more Custodian on behalf of the Trustees,  as the duly appointed agent or agents of the Trustee for such purpose,  the documents or  instruments  described in clauses (i),
         (iv) and (v) below,  (4) with respect to each Mortgage  Loan that is not a MOM Loan and is not  registered on the MERS(R)System,  deliver to, and deposit with, the Trustee,  or to and with one or more Custodians on behalf of the  Trustee,  as the duly  appointed  agent or  agents of the  Trustee  for such  purpose,  the documents or  instruments  described in clauses (i),  (iii),  (iv) and (v) below,  and (5) with respect to each  Cooperative  Loan and Sharia  Mortgage  Loan,  deliver to and deposit  with the  Trustee,  or to the
         Custodian on behalf of the Trustee,  the  documents  and  instruments  described in clause (II) and clause
         (III) below:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an unbroken chain of endorsements from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage  Note, an original lost note  affidavit from the related Seller or
         Residential  Funding stating that the original  Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note.

(ii)     The original  Mortgage,  noting the presence of the MIN of the Mortgage Loan and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,  with evidence of recording  indicated
         thereon or a copy of the Mortgage with evidence of recording indicated thereon.

(iii)    The original  Assignment of the Mortgage to the Trustee with evidence of recording  indicated thereon or a copy of such assignment with evidence of recording indicated thereon.

(iv)     The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator  thereof to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage  Loan is
         registered  on the MERS(R)System and noting the  presence of a MIN) with  evidence  of  recordation  noted
         thereon or attached  thereto,  or a copy of such  assignment or  assignments of the Mortgage with evidence of recording indicated thereon.

(v)      The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

(II) with respect to each Cooperative Loan so assigned:

(vi)     The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an unbroken chain of endorsements from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage  Note, an original lost note  affidavit from the related Seller or
         Residential  Funding stating that the original  Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note.

(vii)    A counterpart of the  Cooperative  Lease and the Assignment of Proprietary  Lease to the originator of the
         Cooperative Loan with intervening  assignments  showing an unbroken chain of title from such originator to the Trustee or a copy of such  Cooperative  Lease and Assignment of  Proprietary  Lease and copies of such intervening assignments.

(viii)   The related  Cooperative  Stock  Certificate,  representing  the related  Cooperative  Stock  pledged with
         respect  to  such   Cooperative   Loan,   together   with  an  undated   stock  power  (or  other  similar
         instrument) executed in blank or copies thereof.

(ix)     The original  recognition  agreement by the  Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan or a copy thereof.

(x)      The Security Agreement or a copy thereof.

(xi)     Copies  of the  original  UCC-1  financing  statement,  and  any  continuation  statements,  filed  by the originator  of  such  Cooperative  Loan as  secured  party,  each  with  evidence  of  recording  thereof, evidencing the interest of the originator  under the Security  Agreement and the Assignment of Proprietary
         Lease.

(xii)    Copies of the filed UCC-3 assignments of the security  interest  referenced in  clause (vi) above  showing an unbroken  chain of title from the originator to the Trustee,  each with evidence of recording  thereof, evidencing the interest of the originator  under the Security  Agreement and the Assignment of Proprietary
         Lease.

(xiii)   An executed  assignment  of the  interest of the  originator  in the  Security  Agreement,  Assignment  of
         Proprietary  Lease and the  recognition  agreement  referenced in  clause (iv) above,  showing an unbroken chain of title from the originator to the Trustee or a copy thereof.

(xiv)    The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Cooperative Loan or a copy of each modification, assumption agreement or preferred loan agreement.

(xv)     A duly completed UCC-1 financing  statement showing the Master Servicer as debtor,  the Company as secured party and the Trustee as assignee and a duly completed  UCC-1 financing  statement  showing the Company as debtor and the Trustee as secured party,  each in a form  sufficient  for filing,  evidencing the interest of such debtors in the Cooperative Loans or a copy thereof.

and (III) with respect to each Sharia Mortgage Loan so assigned:

(xvi)    The original  Obligation  to Pay,  endorsed  without  recourse in blank or to the order of the Trustee and showing an unbroken chain of endorsements  from the originator  thereof to the Person  endorsing it to the
         Trustee,  or with  respect to any  Destroyed  Obligation  to Pay, an original  affidavit  from the related
         Seller  or  Residential  Funding  stating  that the  original  Obligation  to Pay was lost,  misplaced  or destroyed, together with a copy of the related Obligation to Pay.

(xvii)   The original Sharia Mortgage Loan Security  Instrument,  with evidence of recording indicated thereon or a copy of the Sharia Mortgage Loan Security Instrument with evidence of recording indicated thereon.

(xviii)  An original  Assignment  and  Amendment of Security  Instrument,  assigned to the Trustee with evidence of recording  indicated  thereon or a copy of such  Assignment  and  Amendment  of Security  Instrument  with evidence of recording indicated thereon.

(xix)    The original recorded  assignment or assignments of the Sharia Mortgage Loan Security  Instrument  showing an unbroken  chain of title from the  originator  thereof to the Person  assigning  it to the Trustee with evidence of recordation  noted thereon or attached  thereto,  or a copy of such  assignment or assignments of the Sharia Mortgage Loan Security Instrument with evidence of recording indicated thereon.

(xx)     The original  Sharia  Mortgage Loan  Co-Ownership  Agreement with respect to the related  Sharia  Mortgage
         Loan or a copy of such Sharia Mortgage Loan Co-Ownership Agreement.

(xxi)    The original of each modification or assumption  agreement,  if any, relating to such Sharia Mortgage Loan or a copy of each modification or assumption agreement.

(c)      The Company may, in lieu of  delivering  the original of the  documents  set forth in  Sections 2.01(b)(I)
(iii), (iv) and (v),  Sections (b)(II)(ii),  (iv), (vii), (ix) and (x) and Sections 2.01(b)(III)(ii),  (iii), (iv),
(v) and (vi) (or copies thereof as permitted by  Section 2.01(b)) to  the Trustee or the Custodian or Custodians on
behalf of the Trustee,  deliver such  documents to the Master  Servicer,  and the Master  Servicer  shall hold such documents in trust for the use and benefit of all present and future  Certificateholders  until such time as is set forth in the next sentence.  Within thirty  Business Days following the earlier of (i) the  receipt of the original of all of the documents or instruments set forth in Sections 2.01(b)(I)(iii),  (iv) and (v),  Sections (b)(II)(ii),
(iv), (vii),  (ix) and (x)  and  Sections 2.01(b)(III)(ii),  (iii), (iv), (v) and (vi) (or copies  thereof) for any
Mortgage Loan and (ii) a  written  request by the Trustee to deliver those  documents with respect to any or all of the Mortgage  Loans then being held by the Master  Servicer,  the Master  Servicer  shall deliver a complete set of such  documents to the Trustee or the Custodian or Custodians  that are the duly  appointed  agent or agents of the
Trustee.

(d)      Notwithstanding  the provisions of  Section 2.01(c),  in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment,  modification,  assumption agreement or preferred loan agreement (or copy thereof as permitted by  Section 2.01(b)) with  evidence of recording thereon  concurrently with the execution and delivery of this  Agreement  because of (i) a delay caused by the public  recording  office where such Mortgage, assignment,  modification,  assumption agreement or preferred loan agreement as the case may be, has been  delivered for  recordation,  or (ii) a delay in the receipt of certain  information  necessary to prepare the related  assignments,  the  Company  shall  deliver  or cause to be  delivered  to the  Trustee  or the  respective
Custodian  on behalf of the Trustee a copy of such  Mortgage,  assignment,  modification,  assumption  agreement or preferred loan agreement.

         The Company (i) shall  promptly  cause to be recorded in the  appropriate  public office for real property records the  Assignment  referred to in  clause (I)(iii) of  Section 2.01(b),  except (a) in  states where,  in the opinion of counsel  acceptable  to the Master  Servicer,  such  recording is not required to protect the  Trustee's interests in the Mortgage  Loan against the claim of any  subsequent  transferee or any successor to or creditor of the Company or the  originator  of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded  assignment  of the  Mortgage  as the  mortgagee  of  record  solely as  nominee  for the  Seller  and its successors  and  assigns,  (ii) shall  promptly  cause to be filed the Form UCC-3  assignment  and UCC-1  financing statement referred to in  clauses (II)(vii) and  (x),  respectively,  of  Section 2.01(b)  and (iii) shall promptly cause to be  recorded  in the  appropriate  public  recording  office  for real  property  records  the  Assignment
Agreement  and  Amendment  of Security  Instrument  referred to in clause  (III)(iii)  of Section  2.01(b).  If any
Assignment,  Assignment  Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as applicable, is lost or  returned  unrecorded  to the  Company  because of any  defect  therein,  the  Company  shall  prepare a substitute  Assignment,  Assignment  Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as
applicable,  or cure such  defect,  as the case may be, and cause  such  Assignment  or  Assignment  Agreement  and
Amendment of Security  Instrument  to be recorded in accordance  with this  paragraph.  The Company shall  promptly deliver or cause to be  delivered  to the  applicable  Person  described  in Section  2.01(b)  such  Assignment  or substitute  Assignment  or Assignment  Agreement and Amendment of Security  Instrument or Form UCC-3 or Form UCC-1,
as applicable,  (or copy thereof) recorded in connection with this paragraph,  with evidence of recording indicated
thereon at the time  specified in  Section 2.01(c).  In connection  with its servicing of  Cooperative  Loans,  the
Master  Servicer will use its best efforts to file timely  continuation  statements  with regard to each  financing statement and assignment  relating to Cooperative  Loans as to which the related  Cooperative  Apartment is located outside of the State of New York.

         If the  Company  delivers  to the  Trustee  or  Custodian  on behalf of the  Trustee  any  Mortgage  Note,
Obligation to Pay,  Assignment  Agreement and Amendment of Security  Instrument or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note,  Obligation to
Pay,  Assignment  Agreement and Amendment of Security  Instrument and the Assignment of Mortgage in the name of the
Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

         Any of the items set forth in Sections  2.01(b)(II)(vi) and  (vii) and Sections  2.01(b)(III)(ii),  (iii),
and (iv)  that may be  delivered  as a copy  rather  than the  original  may be  delivered  to the  Trustee  or the
Custodian.

         In  connection  with the  assignment of any Mortgage  Loan  registered  on the MERS(R)System,  the Company further  agrees that it will cause,  at the Company's own expense,  within 30 Business Days after the Closing Date, the MERS(R)System to  indicate  that such  Mortgage  Loans have been  assigned  by the  Company  to the  Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are repurchased in accordance with this  Agreement) in  such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field "Pool Field" which  identifies the series of the  Certificates  issued in connection  with such Mortgage  Loans.  The Company  further  agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e)      Residential  Funding  hereby  assigns  to the  Trustee  its  security  interest  in and to any  Additional
Collateral  or Pledged  Assets,  its right to  receive  amounts  due or to become due in respect of any  Additional
Collateral or Pledged Assets  pursuant to the related  Subservicing  Agreement and its rights as beneficiary  under the Surety Bond in respect of any Additional  Collateral Loans.  With respect to any Additional  Collateral Loan or
Pledged  Asset Loan,  Residential  Funding  shall  cause to be filed in the  appropriate  recording  office a UCC-3 statement giving notice of the assignment of the related  security  interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f)      It is intended  that the  conveyance  by the Company to the Trustee of the Mortgage  Loans as provided for in this Section 2.01 be and the Uncertificated  REMIC Regular Interests,  if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage  Loans and any  Uncertificated  REMIC  Regular
Interests for the benefit of the  Certificateholders.  Further,  it is not intended that such  conveyance be deemed to be a pledge of the Mortgage Loans and any  Uncertificated  REMIC Regular Interests by the Company to the Trustee
to secure a debt or other obligation of the Company.  However,  if the Mortgage Loans and any Uncertificated  REMIC
Regular  Interests  are held to be  property of the Company or of  Residential  Funding,  or if for any reason this
Agreement  is held or deemed to create a security  interest  in the  Mortgage  Loans and any  Uncertificated  REMIC
Regular  Interests,  then it is intended that (a) this  Agreement shall be a security  agreement within the meaning of  Articles  8 and 9 of the New  York  Uniform  Commercial  Code  and the  Uniform  Commercial  Code of any  other applicable  jurisdiction;  (b) the  conveyance  provided for in Section 2.01  shall be deemed to be, and hereby is,
(1) a grant by the  Company to the Trustee of a security  interest in all of the  Company's  right  (including  the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to any and all general intangibles,  payment intangibles,  accounts,  chattel paper,  instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and investment property and other property of whatever  kind or  description  now  existing or  hereafter  acquired  consisting  of,  arising from or relating to any of the following:  (A) the Mortgage Loans,  including  (i) with  respect to each Cooperative  Loan, the related Mortgage Note, Security Agreement,  Assignment of Proprietary Lease,  Cooperative Stock Certificate and
Cooperative  Lease,  (ii) with respect to each Sharia  Mortgage  Loan,  the related  Sharia  Mortgage Loan Security
Instrument,  Sharia Mortgage Loan Co-Ownership Agreement,  Obligation to Pay and Assignment Agreement and Amendment
of  Security  Instrument,  (iii) with  respect to each  Mortgage  Loan other  than a  Cooperative  Loan or a Sharia
Mortgage Loan, the related Mortgage Note and Mortgage,  and (iv) any  insurance policies and all other documents in the related  Mortgage File,  (B) all  amounts  payable  pursuant to the Mortgage Loans in accordance with the terms thereof,  (C) any  Uncertificated  REMIC Regular  Interests and (D) all  proceeds of the  conversion,  voluntary or involuntary,  of the foregoing into cash, instruments,  securities or other property,  including without limitation all amounts from time to time held or invested in the  Certificate  Account or the  Custodial  Account,  whether in the form of cash,  instruments,  securities or other  property and (2) an  assignment by the Company to the Trustee of any  security  interest in any and all of  Residential  Funding's  right  (including  the power to convey  title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the foregoing  clauses  (1)(A),  (B),  (C) and  (D) granted  by  Residential  Funding to the  Company  pursuant  to the
Assignment  Agreement;  (c) the  possession  by the  Trustee,  the  Custodian on behalf of the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute  instruments,  money,  payment intangibles,  negotiable  documents,  goods,  deposit accounts,  letters of credit,  advices of credit,  investment property,  certificated  securities or chattel paper shall be deemed to be  "possession  by the secured  party," or possession by a purchaser or a person  designated by such secured  party,  for purposes of perfecting  the security interest  pursuant  to the  Minnesota  Uniform  Commercial  Code  and the  Uniform  Commercial  Code  of any  other applicable  jurisdiction as in effect  (including,  without  limitation,  Sections 8-106, 9-313 and 9-106 thereof);
and  (d) notifications  to persons  holding such property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations from, securities  intermediaries,  bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Company and, at the Company's  direction,  Residential  Funding and the Trustee  shall,  to the extent consistent  with this  Agreement,  take such  reasonable  actions  as may be  necessary  to  ensure  that,  if this
Agreement were determined to create a security  interest in the Mortgage Loans,  any  Uncertificated  REMIC Regular
Interests and the other  property  described  above,  such security  interest would be determined to be a perfected security  interest of first  priority under  applicable  law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  the Company shall prepare and deliver to the
Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Company,  all filings necessary to maintain the effectiveness of any original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the
Trustee's  security interest in or lien on the Mortgage Loans and any Uncertificated  REMIC Regular  Interests,  as
evidenced by an Officers'  Certificate of the Company,  including without limitation  (x) continuation  statements, and (y) such other  statements as may be occasioned by (1) any change of name of Residential  Funding,  the Company or the Trustee (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the  Trustee's  name),  (2) any  change of  location  of the place of  business  or the chief  executive  office of
Residential  Funding or the Company,  (3) any transfer of any interest of Residential Funding or the Company in any
Mortgage  Loan or (4) any  transfer of any  interest of  Residential  Funding or the Company in any  Uncertificated
REMIC Regular Interest.

(g)      The Master  Servicer  hereby  acknowledges  the receipt by it of the Initial  Monthly  Payment  Fund.  The
Master  Servicer  shall hold such Initial  Monthly  Payment  Fund in the  Custodial  Account and shall  include the related Initial Monthly Payment Fund in the Available  Distribution  Amount for the Mortgage Loans or, with respect to any Mortgage Pool comprised of two or more Loan Groups,  the Mortgage Loans in each Loan Group,  for the initial
Distribution  Date.  Notwithstanding  anything  herein to the contrary,  the Initial Monthly Payment Fund shall not be an asset of any REMIC.  To the extent that the Initial  Monthly  Payment  Fund  constitutes  a reserve  fund for federal income tax purposes,  (1) it shall be an outside  reserve fund and not an asset of any REMIC,  (2) it shall be owned by the Seller and  (3) amounts  transferred  by any REMIC to the  Initial  Monthly  Payment  Fund shall be treated as  transferred  to the Seller or any  successor,  all within  the  meaning of  Section 1.860G-2(h) of  the
Treasury Regulations.

(h)      The  Company  agrees  that the sale of each  Pledged  Asset  Loan  pursuant  to this  Agreement  will also constitute  the  assignment,  sale,  setting-over,  transfer and conveyance to the Trustee,  without  recourse (but subject to the Company's  covenants,  representations and warranties  specifically  provided herein), of all of the
Company's  obligations and all of the Company's  right,  title and interest in, to and under,  whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money,  securities,  security entitlements, accounts, general intangibles,  instruments,  documents,  certificates of deposit, commodities contracts, and other investment  property and other property of whatever kind or  description  consisting of, arising from or related to
(i) the  Assigned  Contracts,  (ii) all  rights,  powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned  Contracts,  whether  arising under the terms of such Assigned  Contracts, by statute,  at law or in equity,  or otherwise  arising out of any default by the Mortgagor under or in connection with the  Assigned  Contracts,  including  all rights to exercise any election or option or to make any decision or determination  or to give or receive  any  notice,  consent,  approval  or waiver  thereunder,  (iii) all  security interests  in and  lien of the  Company  as owner of such  Mortgage  Loan in the  Pledged  Amounts  and all  money,
securities,  security  entitlements,  accounts,  general  intangibles,   instruments,  documents,  certificates  of
deposit,  commodities  contracts,  and other investment property and other property of whatever kind or description and all cash and non-cash  proceeds of the sale,  exchange,  or redemption of, and all stock or conversion  rights, rights to  subscribe,  liquidation  dividends or  preferences,  stock  dividends,  rights to  interest,  dividends, earnings,  income, rents, issues, profits,  interest payments or other distributions of cash or other property that is credited to the Custodial Account,  (iv) all  documents,  books and records concerning the foregoing  (including all computer  programs,  tapes,  disks and related items  containing any such  information) and  (v) all  insurance proceeds (including  proceeds from the Federal Deposit Insurance  Corporation or the Securities Investor Protection
Corporation  or any other  insurance  company) of  any of the foregoing or  replacements  thereof or  substitutions therefor,  proceeds of proceeds  and the  conversion,  voluntary or  involuntary,  of any  thereof.  The  foregoing transfer,  sale,  assignment and conveyance  does not constitute and is not intended to result in the creation,  or an  assumption  by the Trustee,  of any  obligation  of the Company,  or any other  person in  connection  with the
Pledged Assets or under any agreement or instrument  relating  thereto,  including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02      Acceptance by Trustee.

         The Trustee  acknowledges  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement, and based solely upon a receipt or  certification  executed by the Custodian,  receipt by the respective  Custodian
as  the  duly  appointed  agent  of  the  Trustee) of  the  documents  referred  to  in   Section 2.01(b)(I)(i) and
Section 2.01(b)(II)(i),  (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a
Mortgage  Note may be endorsed in  blank) and  declares  that it, or a Custodian as its agent,  holds and will hold such documents and the other  documents  constituting a part of the Custodial Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets,  Additional  Collateral and the Surety Bond assigned to the Trustee pursuant to  Section 2.01,  in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or Custodian  (such  Custodian  being so  obligated  under a Custodial
Agreement) agrees,  for the benefit of  Certificateholders,  to review each Custodial File delivered to it pursuant to  Section 2.01(b) within  45 days after the Closing Date to ascertain that all required  documents  (specifically as set forth in Section 2.01(b)),  have been executed and received,  and that such documents relate to the Mortgage
Loans identified on the Mortgage Loan Schedule,  as supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim  Certification") to  the effect that all documents required to be delivered pursuant to  Section 2.01(b) above  have been executed and received and that such documents  relate to the Mortgage
Loans  identified on the Mortgage Loan Schedule,  except for any  exceptions  listed on Schedule A attached to such
Interim  Certification.  Upon delivery of the Custodial  Files by the Company or the Master  Servicer,  the Trustee
shall acknowledge  receipt (or, with respect to Mortgage Loans subject to a Custodial  Agreement,  and based solely upon a receipt or  certification  executed  by the  Custodian,  receipt  by the  respective  Custodian  as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

         If the  Custodian,  as the  Trustee's  agent,  finds any  document or documents  constituting  a part of a
Custodial  File to be missing or  defective,  the  Trustee  shall  promptly so notify the Master  Servicer  and the
Company.  Pursuant to Section 2.3 of the Custodial  Agreement,  the Custodian will notify the Master Servicer,  the
Company and the Trustee of any such omission or defect found by it in respect of any  Custodial  File held by it in respect of the items  reviewed by it pursuant to the Custodial  Agreement.  If such  omission or defect  materially and  adversely  affects  the  interests  of the  Certificateholders,  the Master  Servicer  shall  promptly  notify
Residential  Funding of such omission or defect and request that Residential  Funding correct or cure such omission or defect  within 60 days from the date the Master  Servicer  was  notified  of such  omission  or defect  and,  if
Residential  Funding  does not correct or cure such  omission or defect  within such  period,  the Master  Servicer shall require  Residential  Funding to purchase such Mortgage Loan from the Trust Fund at its Purchase Price within
90 days from the date the Master  Servicer was notified of such  omission or defect;  provided that if the omission
or  defect   would  cause  the   Mortgage   Loan  to  be  other  than  a   "qualified   mortgage"   as  defined  in
Section 860G(a)(3) of  the Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered.  The Purchase  Price for any such Mortgage  Loan shall be deposited by the Master  Servicer in the
Custodial  Account  maintained  by it  pursuant  to  Section 3.07  and,  upon  receipt  by the  Trustee  of written notification of such deposit signed by a Servicing Officer, the Master Servicer,  the Trustee or any Custodian,  as
the case may be, shall  release the contents of any related  Mortgage  File in its  possession to the owner of such
Mortgage Loan (or such owner's  designee) and the Trustee  shall execute and deliver such  instruments  of transfer or assignment  prepared by the Master  Servicer,  in each case without  recourse,  as shall be necessary to vest in
Residential  Funding or its designee any Mortgage Loan released  pursuant  hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood  and agreed that the  obligation  of  Residential  Funding to so cure or purchase any Mortgage  Loan as to which a material  and adverse  defect in or omission of a  constituent
document   exists  shall   constitute   the  sole  remedy   respecting   such  defect  or  omission   available  to
Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03      Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)      The  Master   Servicer   hereby   represents   and  warrants  to  the  Trustee  for  the  benefit  of  the
Certificateholders that:

(i)      The Master Servicer is a limited liability  company duly organized,  validly existing and in good standing under the laws  governing  its creation and  existence  and is or will be in  compliance  with the laws of each  state  in  which  any  Mortgaged  Property  is  located  to  the  extent  necessary  to  ensure  the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The execution and delivery of this  Agreement by the Master  Servicer and its  performance  and compliance with the terms of this  Agreement  will not violate the Master  Servicer's  Certificate  of  Formation  or
         limited  liability  company  agreement or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material  default) under,  or result in the material breach of, any material  contract,  agreement or other  instrument  to which the Master  Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)    This  Agreement,  assuming  due  authorization,  execution  and  delivery by the Trustee and the  Company, constitutes  a valid,  legal and binding  obligation  of the Master  Servicer,  enforceable  against it in
         accordance  with  the  terms  hereof  subject  to  applicable  bankruptcy,   insolvency,   reorganization,
         moratorium  and other laws  affecting  the  enforcement  of  creditors'  rights  generally  and to general principles of equity,  regardless of whether such  enforcement  is considered in a proceeding in equity or at law;

(iv)     The  Master  Servicer  is not in  default  with  respect to any order or decree of any court or any order, regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have consequences that would materially and adversely affect the condition  (financial or other) or  operations of the Master  Servicer or its  properties  or might have  consequences  that would  materially  adversely affect its performance hereunder;

(v)      No  litigation  is pending  or, to the best of the Master  Servicer's  knowledge,  threatened  against the
         Master  Servicer  which would  prohibit its entering  into this  Agreement or performing  its  obligations under this Agreement;

(vi)     The Master  Servicer will comply in all material  respects in the  performance  of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No  information,  certificate  of an officer,  statement  furnished in writing or report  delivered to the
         Company,  any  Affiliate of the Company or the Trustee by the Master  Servicer  will,  to the knowledge of the Master  Servicer,  contain any untrue  statement of a material fact or omit a material fact  necessary to make the information, certificate, statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms of each existing  Subservicing  Agreement and each designated  Subservicer  are acceptable to the Master  Servicer and any new  Subservicing  Agreements will comply with the provisions of Section 3.02; and

(ix)     The Master  Servicer is a member of MERS in good standing,  and will comply in all material  respects with the rules  and  procedures  of MERS in  connection  with the  servicing  of the  Mortgage  Loans  that are registered with MERS.

         It  is   understood   and   agreed   that  the   representations   and   warranties   set  forth  in  this
         Section 2.03(a) shall survive delivery of the respective Custodial Files to the Trustee or any Custodian.

         Upon  discovery by either the Company,  the Master  Servicer,  the Trustee or any Custodian of a breach of any  representation  or warranty  set forth in this  Section 2.03(a) which  materially  and  adversely  affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt written  notice to the other parties (any  Custodian  being so obligated  under a Custodial  Agreement).  Within 90 days of its  discovery or its receipt of notice of such breach,  the Master  Servicer  shall either  (i) cure  such breach in all  material  respects or (ii) to the extent  that such breach is with  respect to a Mortgage  Loan or a related  document,  purchase  such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;  provided  that if the omission or defect would cause the Mortgage  Loan to be other than a
"qualified  mortgage" as defined in  Section 860G(a)(3) of  the Code, any such cure or repurchase must occur within
90 days from the date such breach was  discovered.  The obligation of the Master Servicer to cure such breach or to so purchase such  Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and warranty  set forth in this  Section 2.03(a) available  to the  Certificateholders  or the Trustee on behalf of the
Certificateholders.

(b)      Representations  and  warranties  relating to the Mortgage Loans are set forth in  Section 2.03(b) of  the
Series Supplement.

Section 2.04      Representations and Warranties of Residential Funding.

         The Company,  as assignee of  Residential  Funding under the Assignment  Agreement,  hereby assigns to the
Trustee for the benefit of  Certificateholders  all of its right,  title and interest in respect of the  Assignment
Agreement (to the extent  assigned to the Company  pursuant to the Assignment  Agreement) applicable  to a Mortgage
Loan.  Insofar as the  Assignment  Agreement  relates to the  representations  and  warranties  made by Residential
Funding or the  related  Seller in respect of such  Mortgage  Loan and any  remedies  provided  thereunder  for any breach of such  representations  and  warranties,  such  right,  title and  interest  may be enforced by the Master
Servicer  on behalf of the  Trustee and the  Certificateholders.  Upon the  discovery  by the  Company,  the Master
Servicer,  the  Trustee or any  Custodian  of a breach of any of the  representations  and  warranties  made in the
Assignment  Agreement  (which,  for  purposes  hereof,  will be deemed to include any other cause  giving rise to a repurchase  obligation  under the  Assignment  Agreement) in  respect of any  Mortgage  Loan which  materially  and adversely  affects the  interests of the  Certificateholders  in such Mortgage  Loan,  the party  discovering  such breach shall give prompt written notice to the other parties (any  Custodian  being so obligated  under a Custodial
Agreement).  The Master  Servicer  shall  promptly  notify  Residential  Funding of such  breach and  request  that
Residential  Funding either  (i) cure such breach in all material  respects within 90 days from the date the Master
Servicer  was  notified of such breach or  (ii) purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase
Price and in the manner set forth in  Section 2.02;  provided  that  Residential  Funding  shall have the option to substitute  a Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan if such  substitution  occurs within two years  following  the Closing  Date;  provided  that if the breach would cause the  Mortgage  Loan to be other than a "qualified  mortgage"  as defined in  Section 860G(a)(3) of  the Code,  any such cure,  repurchase  or substitution  must occur within 90 days from the date the breach was  discovered.  If the breach of  representation and warranty  that gave rise to the  obligation  to  repurchase or substitute a Mortgage Loan pursuant to Section 4 of the  Assignment  Agreement  was the  representation  and  warranty  set forth in  clause (xii)  or  (xxxviii) of
Section 4  thereof,  then the Master  Servicer  shall  request  that  Residential  Funding  pay to the Trust  Fund, concurrently  with and in addition to the  remedies  provided in the  preceding  sentence,  an amount  equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter,  concurrently with such payment. In the event that Residential  Funding elects to substitute a Qualified  Substitute Mortgage Loan or Loans for a Deleted  Mortgage Loan  pursuant to this  Section 2.04,  Residential  Funding shall deliver to the Trustee or the Custodian for the benefit of the  Certificateholders  with respect to such Qualified  Substitute  Mortgage Loan or Loans,  the original  Mortgage Note, the Mortgage,  an Assignment of the Mortgage in recordable form if required pursuant to  Section 2.01,  and such other  documents  and  agreements  as are required by  Section 2.01,  with the
Mortgage Note endorsed as required by  Section 2.01.  No substitution  will be made in any calendar month after the
Determination  Date for such month.  Monthly  Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of  substitution  shall not be part of the Trust Fund and will be  retained  by the Master  Servicer  and remitted by the Master  Servicer to Residential  Funding on the next  succeeding  Distribution  Date. For the month of  substitution,  distributions  to the  Certificateholders  will  include  the  Monthly  Payment due on a Deleted
Mortgage Loan for such month and thereafter  Residential  Funding shall be entitled to retain all amounts  received in respect of such  Deleted  Mortgage  Loan.  The Master  Servicer  shall amend or cause to be amended the Mortgage
Loan  Schedule,  and,  if the  Deleted  Mortgage  Loan was a Discount  Mortgage  Loan,  the  Schedule  of  Discount
Fractions,  for the benefit of the  Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or Loans and the Master Servicer shall deliver the amended
Mortgage Loan Schedule,  and, if the Deleted  Mortgage Loan was a Discount  Mortgage Loan, the amended  Schedule of
Discount  Fractions,  to the Trustee.  Upon such  substitution,  the  Qualified  Substitute  Mortgage Loan or Loans
shall  be  subject  to the  terms  of this  Agreement  and the  related  Subservicing  Agreement  in all  respects,
Residential  Funding shall be deemed to have made the  representations and warranties with respect to the Qualified
Substitute  Mortgage Loan contained in the related  Assignment  Agreement,  and the Company and the Master Servicer
shall be deemed to have made with respect to any Qualified  Substitute  Mortgage  Loan or Loans,  as of the date of substitution,  the  covenants,  representations  and  warranties set forth in this  Section 2.04,  in  Section 2.03 hereof and in Section 4 of the Assignment  Agreement,  and the Master  Servicer shall be obligated to repurchase or substitute  for any  Qualified  Substitute  Mortgage  Loan as to  which  a  Repurchase  Event  (as  defined  in the
Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection  with the  substitution of one or more Qualified  Substitute  Mortgage Loans for one or more
Deleted  Mortgage Loans,  the Master  Servicer will determine the amount (if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate
Stated  Principal  Balance of all such Deleted  Mortgage  Loans (in each case after  application  of the  principal portion  of  the  Monthly  Payments  due  in  the  month  of  substitution  that  are  to  be  distributed  to  the
Certificateholders  in the month of substitution).  Residential  Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution,  without any  reimbursement  therefor.  Residential  Funding shall give  notice in writing to the Trustee of such event,  which  notice  shall be  accompanied  by an  Officers'
Certificate as to the calculation of such shortfall and (subject to  Section 10.01(f)) by  an Opinion of Counsel to the effect that such  substitution  will not cause (a) any  federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of  the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

         It is understood  and agreed that the  obligation of  Residential  Funding to cure such breach or purchase or to substitute  for, such Mortgage Loan as to which such a breach has occurred and is continuing  and to make any additional  payments required under the Assignment  Agreement in connection with a breach of the representation and warranty in  clause (xii)  or  (xxxviii) of  Section 4  thereof shall  constitute the sole remedy  respecting  such breach available to the Certificateholders or the Trustee on behalf of  Certificateholders.  If the Master Servicer is  Residential  Funding,  then the  Trustee  shall also have the right to give the  notification  and  require the purchase  or  substitution  provided  for in the  second  preceding  paragraph  in the  event of such a breach of a representation  or warranty  made by  Residential  Funding in the  Assignment  Agreement.  In  connection  with the purchase of or  substitution  for any such  Mortgage  Loan by  Residential  Funding,  the Trustee  shall  assign to
Residential  Funding  all of the  Trustee's  right,  title and  interest  in  respect of the  Assignment  Agreement applicable to such Mortgage Loan.

Section 2.05      Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in
                           REMIC I

         As provided in Section 2.05 of the Series Supplement.

Section 2.06      Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee

         As provided in Section 2.06 of the Series Supplement.

Section 2.07      Issuance of Certificates Evidencing Interests in REMIC II

         As provided in Section 2.07 of the Series Supplement.

Section 2.08      Purposes and Powers of the Trust

         The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)      to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)      to enter into and perform its obligations under this Agreement;

(c)      to engage in those  activities  that are necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)      subject to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

         The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of
Section 11.01,  the trust shall not engage in any activity  other than in  connection  with the  foregoing or other than as required or  authorized by the terms of this  Agreement  while any  Certificate  is  outstanding,  and this
Section 2.08  may not be  amended,  without  the  consent of the  Certificateholders  evidencing  a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS

Section 3.01      Master Servicer to Act as Servicer.

(a)      The Master  Servicer shall service and administer the Mortgage Loans in accordance  with the terms of this
Agreement  and the  respective  Mortgage  Loans , following  such  procedures  as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing  activities,  and in the case of the Mortgage Loans being  subserviced by Wells Fargo, if any, such procedures that comply with applicable  federal, state and local law and that are in  accordance  with accepted  mortgage  servicing  practices of prudent  mortgage lending  institutions  which service loans of the same type as the Mortgage Loans in the  jurisdiction in which the related  Mortgaged  Property  is  located,  and  shall  have full  power and  authority,  acting  alone or  through
Subservicers  as provided in  Section 3.02,  to do any and all things  which it may deem  necessary or desirable in connection with such servicing and  administration.  Without  limiting the generality of the foregoing,  the Master
Servicer in its own name or in the name of a  Subservicer  is hereby  authorized  and empowered by the Trustee when the Master  Servicer or the  Subservicer,  as the case may be,  believes it appropriate  in its best  judgment,  to execute and deliver,  on behalf of the  Certificateholders  and the Trustee or any of them, any and all instruments of  satisfaction  or  cancellation,  or of partial or full release or  discharge,  or of consent to  assumption  or modification  in  connection  with a proposed  conveyance,  or of  assignment  of any Mortgage and Mortgage Note in connection  with the  repurchase of a Mortgage Loan and all other  comparable  instruments,  or with respect to the modification  or re-recording of a Mortgage for the purpose of correcting the Mortgage,  the  subordination  of the lien of the  Mortgage  in favor of a public  utility  company or  government  agency or unit with powers of eminent domain,  the taking of a deed in lieu of foreclosure,  the  commencement,  prosecution or completion of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged  Property to the related Insurer,  the acquisition of any property  acquired by foreclosure or deed in lieu of foreclosure,  or the  management,  marketing and conveyance of any property  acquired by foreclosure  or deed in lieu of  foreclosure  with respect to the Mortgage Loans and with respect to the Mortgaged  Properties.  The Master Servicer  further is authorized and empowered by the Trustee,  on behalf of the  Certificateholders  and the  Trustee,  in its own name or in the name of the  Subservicer,  when the
Master  Servicer  or the  Subservicer,  as the case may be,  believes  it is  appropriate  in its best  judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the  registration  of any Mortgage Loan on the MERS(R)System, to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments  of  assignment  and other  comparable  instruments  with  respect to such  assignment  or re-recording  of a  Mortgage  in the name of MERS,  solely  as  nominee  for the  Trustee  and its  successors  and assigns.  Any expenses incurred in connection with the actions  described in the preceding  sentence shall be borne by the Master Servicer in accordance with Section 3.16(c),  with no right of reimbursement;  provided,  that if, as a result of MERS  discontinuing  or becoming unable to continue  operations in connection with the MERS System,  it becomes  necessary  to remove any  Mortgage  Loan from  registration  on the MERS  System  and to  arrange  for the assignment of the related  Mortgages to the Trustee,  then any related expenses shall be reimbursable to the Master
Servicer.  Notwithstanding  the foregoing,  subject to  Section 3.07(a),  the Master  Servicer shall not permit any modification  with respect to any  Mortgage  Loan that would both  constitute  a sale or exchange of such  Mortgage
Loan within the meaning of Section 1001 of the Code and any proposed,  temporary or final  regulations  promulgated thereunder  (other than in  connection  with a proposed  conveyance  or  assumption  of such  Mortgage Loan that is treated as a Principal  Prepayment  in Full  pursuant to  Section 3.13(d) hereof) and  cause any REMIC formed under the Series  Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master  Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master Servicer to service and  administer  the Mortgage  Loans.  The Trustee shall not be liable for any action taken by the Master  Servicer or any  Subservicer  pursuant to such  powers of  attorney.  In  servicing  and  administering  any  Nonsubserviced
Mortgage Loan, the Master  Servicer  shall, to the extent not  inconsistent  with this  Agreement,  comply with the
Program  Guide as if it were the  originator  of such  Mortgage  Loan and had  retained  the  servicing  rights and obligations in respect  thereof.  In connection with servicing and  administering  the Mortgage  Loans,  the Master
Servicer and any  Affiliate of the Master  Servicer  (i) may  perform  services  such as  appraisals  and brokerage services  that are not  customarily  provided by servicers of mortgage  loans,  and shall be entitled to reasonable compensation  therefor in accordance  with  Section 3.10  and (ii) may,  at its own discretion and on behalf of the
Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b)      All costs  incurred by the Master  Servicer or by  Subservicers  in effecting the timely  payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating  monthly distributions  to the  Certificateholders,  be  added  to the  amount  owing  under  the  related  Mortgage  Loans, notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c)      The  Master  Servicer  may  enter  into  one or  more  agreements  in  connection  with  the  offering  of pass-through  certificates  evidencing  interests in one or more of the  Certificates  providing for the payment by the Master  Servicer of amounts  received by the Master Servicer as servicing  compensation  hereunder and required to cover certain  Prepayment  Interest  Shortfalls on the Mortgage Loans,  which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                           and Sellers' Obligations

(a)      The Master Servicer may continue in effect  Subservicing  Agreements  entered into by Residential  Funding and  Subservicers  prior to the  execution  and  delivery of this  Agreement,  and may enter into new  Subservicing
Agreements with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage  Loans.  Each
Subservicer  of a Mortgage  Loan shall be entitled to receive and retain,  as provided in the related  Subservicing
Agreement and in Section 3.07,  the related  Subservicing  Fee from payments of interest  received on such Mortgage
Loan after  payment of all  amounts  required to be  remitted  to the Master  Servicer in respect of such  Mortgage
Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan,  the Master  Servicer  shall be entitled to receive  and  retain an amount  equal to the  Subservicing  Fee from  payments  of  interest.  Unless  the  context otherwise  requires,  references  in this  Agreement  to  actions  taken or to be taken by the Master  Servicer  in servicing  the  Mortgage  Loans  include  actions  taken or to be taken by a  Subservicer  on behalf of the  Master
Servicer.  Each  Subservicing  Agreement  will be upon such  terms and  conditions  as are  generally  required  or permitted by the Program Guide and are not  inconsistent  with this  Agreement  and as the Master  Servicer and the
Subservicer  have  agreed.  A  representative  form of  Subservicing  Agreement  is attached to this  Agreement  as
Exhibit E. With the approval of the Master  Servicer,  a  Subservicer  may delegate its  servicing  obligations  to third-party  servicers,  but such Subservicer will remain obligated under the related Subservicing  Agreement.  The
Master  Servicer  and a  Subservicer  may  enter  into  amendments  thereto  or a  different  form of  Subservicing
Agreement,  and the form referred to or included in the Program Guide is merely  provided for information and shall not be deemed to limit in any  respect the  discretion  of the Master  Servicer  to modify or enter into  different
Subservicing  Agreements;  provided,  however, that any such amendments or different forms shall be consistent with and not violate the  provisions of either this  Agreement or the Program  Guide in a manner which would  materially and  adversely  affect the  interests  of the  Certificateholders.  The  Program  Guide and any other  Subservicing
Agreement  entered  into  between  the Master  Servicer  and any  Subservicer  shall  require  the  Subservicer  to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)      As part of its servicing  activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best  reasonable  efforts to enforce the  obligations  of each  Subservicer under the related  Subservicing  Agreement and of each Seller under the related Seller's  Agreement  insofar as the
Company's  rights with respect to such  obligation has been assigned to the Trustee  hereunder,  to the extent that the  non-performance  of any such Seller's  obligation would have a material and adverse effect on a Mortgage Loan, including,  without limitation,  the obligation to purchase a Mortgage Loan on account of defective  documentation, as  described  in  Section 2.02,  or on  account of a breach of a  representation  or  warranty,  as  described  in
Section 2.04.  Such enforcement,  including,  without limitation,  the legal prosecution of claims,  termination of
Subservicing  Agreements or Seller's  Agreements,  as appropriate,  and the pursuit of other appropriate  remedies, shall be in such form and carried  out to such an extent and at such time as the Master  Servicer  would  employ in its good faith  business  judgment  and which are normal and usual in its general  mortgage  servicing  activities.
The Master Servicer shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only  (i) from a general  recovery  resulting  from such  enforcement  to the extent,  if any,  that such  recovery exceeds  all  amounts  due in respect of the  related  Mortgage  Loan or  (ii) from  a specific  recovery of costs, expenses  or  attorneys  fees  against  the party  against  whom such  enforcement  is  directed.  For  purposes of clarification  only,  the parties agree that the  foregoing is not intended to, and does not,  limit the ability of the Master  Servicer to be  reimbursed  for expenses  that are incurred in  connection  with the  enforcement  of a
Seller's  obligations  (insofar  as the  Company's  rights  with  respect to such  Seller's  obligations  have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03      Successor Subservicers

         The  Master  Servicer  shall be  entitled  to  terminate  any  Subservicing  Agreement  that may  exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the Master
Servicer or the  Subservicer,  the Master  Servicer  shall either act as servicer of the related  Mortgage  Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related
Subservicing  Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer,  it will not assume liability for the  representations  and warranties of the Subservicer  which it replaces.  If the Master
Servicer  enters  into a  Subservicing  Agreement  with a  successor  Subservicer,  the Master  Servicer  shall use reasonable efforts to have the successor  Subservicer assume liability for the  representations and warranties made by the  terminated  Subservicer in respect of the related  Mortgage Loans and, in the event of any such  assumption by the  successor  Subservicer,  the Master  Servicer  may, in the exercise of its business  judgment,  release the terminated Subservicer from liability for such representations and warranties.

Section 3.04      Liability of the Master Servicer

         Notwithstanding  any  Subservicing  Agreement,  any  of the  provisions  of  this  Agreement  relating  to agreements or  arrangements  between the Master  Servicer or a Subservicer  or reference to actions taken through a
Subservicer  or  otherwise,  the  Master  Servicer  shall  remain  obligated  and  liable  to the  Trustee  and the
Certificateholders  for the servicing and  administering of the Mortgage Loans in accordance with the provisions of
Section 3.01  without  diminution  of such  obligation  or liability by virtue of such  Subservicing  Agreements or arrangements or by virtue of  indemnification  from the Subservicer or the Company and to the same extent and under the same terms and  conditions  as if the Master  Servicer  alone were  servicing  and  administering  the Mortgage
Loans.  The  Master  Servicer  shall be  entitled  to enter into any  agreement  with a  Subservicer  or Seller for indemnification  of the Master Servicer and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05      No Contractual Relationship Between Subservicer and Trustee or Certificateholders

         Any  Subservicing  Agreement that may be entered into and any other  transactions or services  relating to the Mortgage Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer  and the Master  Servicer  alone and the Trustee and the  Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or liabilities  with respect to the
Subservicer in its capacity as such except as set forth in Section 3.06.  The foregoing  provision shall not in any way limit a  Subservicer's  obligation  to cure an omission or defect or to  repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee

(a)      If the Master  Servicer shall for any reason no longer be the master  servicer  (including by reason of an
Event of  Default),  the  Trustee,  its  designee or its  successor  shall  thereupon  assume all of the rights and obligations  of the  Master  Servicer  under each  Subservicing  Agreement  that may have been  entered  into.  The
Trustee,  its designee or the successor  servicer for the Trustee shall be deemed to have assumed all of the Master
Servicer's  interest therein and to have replaced the Master Servicer as a party to the  Subservicing  Agreement to the same extent as if the  Subservicing  Agreement had been  assigned to the assuming  party except that the Master
Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b)      The  Master  Servicer  shall,  upon  request of the  Trustee  but at the  expense of the Master  Servicer, deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Mortgage
Loans then  being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07      Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account

(a)      The Master Servicer shall make  reasonable  efforts to collect all payments called for under the terms and provisions  of the  Mortgage  Loans,  and shall,  to the  extent  such  procedures  shall be  consistent  with this
Agreement and the terms and provisions of any related Primary Insurance Policy,  follow such collection  procedures as it would  employ in its good faith  business  judgment  and which are normal and usual in its  general  mortgage servicing activities.  Consistent with the foregoing,  the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment  charge or penalty  interest in connection  with the prepayment of a Mortgage Loan and (ii) extend  the Due Date for payments due on a Mortgage Loan in accordance  with the Program Guide;  provided, however,  that the Master  Servicer  shall first  determine  that any such waiver or extension  will not impair the coverage  of any  related  Primary  Insurance  Policy  or  materially  adversely  affect  the  lien of the  related
Mortgage.  Notwithstanding  anything in this Section to the contrary,  the Master Servicer or any Subservicer shall not enforce any prepayment  charge to the extent that such  enforcement  would violate any  applicable  law. In the event of any such  arrangement,  the Master Servicer shall make timely advances on the related Mortgage Loan during the  scheduled  period in accordance  with the  amortization  schedule of such  Mortgage Loan without  modification thereof by reason of such  arrangements  unless  otherwise  agreed to by the Holders of the Classes of Certificates affected  thereby;  provided,  however,  that no such  extension  shall  be made if any  such  advance  would  be a
Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the Master Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement  of strict  compliance  with any such term or in  any  manner  grant  indulgence  to any  Mortgagor  if in  the  Master  Servicer's  determination  such  waiver, modification,  postponement  or indulgence  is not  materially  adverse to the interests of the  Certificateholders
(taking into account any estimated  Realized Loss that might result absent such action);  provided,  however,  that the Master  Servicer may not modify  materially or permit any  Subservicer to modify any Mortgage  Loan,  including without  limitation any modification  that would change the Mortgage Rate,  forgive the payment of any principal or interest  (unless in connection  with the  liquidation  of the related  Mortgage Loan or except in connection  with prepayments  to the extent that such  reamortization  is not  inconsistent  with the terms of the  Mortgage  Loan), capitalize  any amounts owing on the Mortgage Loan by adding such amount to the  outstanding  principal  balance of the Mortgage  Loan,  or extend the final  maturity  date of such  Mortgage  Loan,  unless such  Mortgage Loan is in default or, in the judgment of the Master  Servicer,  such default is reasonably  foreseeable;  provided,  further, that (1) no such  modification  shall  reduce the  interest  rate on a Mortgage  Loan below the sum of the rates at which the  Servicing  Fee and the  Subservicing  Fee with  respect to such  Mortgage  Loan accrues plus the rate at which the premium paid to the  Certificate  Insurer,  if any,  accrues,  and (2) the  final  maturity  date for any
Mortgage Loan shall not be extended  beyond the Maturity  Date.  In addition,  any amounts owing on a Mortgage Loan added to the  outstanding  principal  balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding  principal  balance of a Mortgage Loan only once  during the life of such  Mortgage  Loan.  Also,  the  addition of such  amounts  described  in the  preceding sentence  shall be implemented in accordance  with the Program Guide and may be  implemented  only by  Subservicers that have been  approved  by the  Master  Servicer  for such  purpose.  In  connection  with any  Curtailment  of a
Mortgage Loan, the Master Servicer,  to the extent not  inconsistent  with the terms of the Mortgage Note and local law and practice,  may permit the Mortgage Loan to be reamortized  such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining  Stated  Principal  Balance thereof by the original  Maturity Date based on the  original  Mortgage  Rate;  provided,  that such  re-amortization  shall not be  permitted if it would constitute  a  reissuance  of the Mortgage  Loan for federal  income tax  purposes,  except if such  reissuance  is described in Treasury Regulation Section 1.860G-2(b)(3).

(b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit or cause to be deposited  within two Business Days of receipt by the Master  Servicer,  except as otherwise specifically  provided herein,  the following  payments and collections  remitted by Subservicers or received by it in respect of the Mortgage  Loans  subsequent  to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)      All payments on account of principal,  including Principal  Prepayments made by Mortgagors on the Mortgage
         Loans  and the  principal  component  of any  Subservicer  Advance  or of any  REO  Proceeds  received  in connection with an REO Property for which an REO Disposition has occurred;

(ii)     All  payments  on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage  Loans,  including
         Buydown  Funds,  if any, and the  interest  component  of any  Subservicer  Advance or of any REO Proceeds
         received in connection with an REO Property for which an REO Disposition has occurred;

(iii)    Insurance  Proceeds,  Subsequent  Recoveries and Liquidation  Proceeds (net of any related expenses of the
         Subservicer);

(iv)     All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,  2.03, 2.04, 4.07 or 9.01 and all amounts  required to be deposited in connection with the substitution of a Qualified  Substitute  Mortgage
         Loan pursuant to Section 2.03 or 2.04;

(v)      Any amounts required to be deposited pursuant to Section 3.07(c), 3.08(b) or 3.21;

(vi)     All  amounts  transferred  from the  Certificate  Account  to the  Custodial  Account in  accordance  with
         Section 4.02(a);

(vii)    Any amounts  realized by the  Subservicer and received by the Master Servicer in respect of any Additional
         Collateral; and

(viii)   Any amounts received by the Master Servicer in respect of Pledged Assets.

         The foregoing  requirements for deposit in the Custodial  Account shall be exclusive,  it being understood and agreed that,  without  limiting the generality of the  foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting  of payments in respect of principal and interest on the Mortgage  Loans due on or before the Cut-off  Date) and  payments  or  collections  in the nature of  prepayment  charges or late  payment charges or assumption  fees may but need not be deposited by the Master Servicer in the Custodial  Account.  In the
event any amount not required to be deposited in the  Custodial  Account is so deposited,  the Master  Servicer may
at  any  time  withdraw  such  amount  from  the  Custodial   Account,   any  provision   herein  to  the  contrary
notwithstanding.  The  Custodial  Account  may contain  funds that  belong to one or more trust  funds  created for mortgage  pass-through  certificates  of other Series but may not contain funds relating to mortgage loans that are not included in such trust  funds.  Notwithstanding  such  commingling  of funds,  the Master  Servicer  shall keep records that  accurately  reflect the funds on deposit in the Custodial  Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections  2.02,  2.03,  2.04 and 4.07 received in any calendar  month,  the Master
Servicer  may elect to treat such amounts as included in the  Available  Distribution  Amount for the  Distribution
Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been received (and any related  Realized Loss shall be deemed to have  occurred) on  the last day of the month prior to the receipt thereof.

(c)      The  Master  Servicer  shall use its best  efforts  to cause the  institution  maintaining  the  Custodial
Account to invest the funds in the Custodial  Account  attributable to the Mortgage Loans in Permitted  Investments which shall mature not later than the  Certificate  Account Deposit Date next following the date of such investment
(with the  exception of the Amount Held for Future  Distribution) and  which shall not be sold or disposed of prior to their  maturities.  All income and gain realized from any such investment shall be for the benefit of the Master
Servicer as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time.
The amount of any losses incurred in respect of any such  investments  attributable to the investment of amounts in respect of the Mortgage  Loans shall be deposited in the  Custodial  Account by the Master  Servicer out of its own
funds immediately as realized without any right of reimbursement.

(d)      The Master  Servicer  shall give notice to the  Trustee  and the Company of any change in the  location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08      Subservicing Accounts; Servicing Accounts

(a)      In those cases where a  Subservicer  is servicing a Mortgage Loan  pursuant to a  Subservicing  Agreement, the Master  Servicer  shall cause the  Subservicer,  pursuant  to the  Subservicing  Agreement,  to  establish  and maintain  one or more  Subservicing  Accounts  which  shall be an Eligible  Account  or, if such  account is not an
Eligible  Account,  shall generally  satisfy the  requirements of the Program Guide and be otherwise  acceptable to the Master  Servicer  and each  Rating  Agency.  The  Subservicer  will be  required  thereby  to deposit  into the
Subservicing  Account on a daily basis , or with  respect to the Mortgage  Loans,  subserviced  by Wells Fargo,  if any, within two  (2) Business  Days of receipt,  all proceeds of Mortgage Loans received by the  Subservicer,  less its  Subservicing  Fees and  unreimbursed  advances  and  expenses,  to the extent  permitted  by the  Subservicing
Agreement.  If the  Subservicing  Account is not an Eligible  Account,  the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer.  The Subservicer  shall not be required to deposit in the  Subservicing  Account  payments  or  collections  in the  nature of  prepayment  charges  or late  charges  or assumption  fees.  On or  before  the  date  specified  in the  Program  Guide,  but in no  event  later  than  the
Determination  Date, the Master Servicer shall cause the Subservicer,  pursuant to the Subservicing  Agreement,  to remit to the Master Servicer for deposit in the Custodial  Account all funds held in the Subservicing  Account with respect to each  Mortgage  Loan  serviced  by such  Subservicer  that are  required  to be  remitted  to the Master
Servicer.  The  Subservicer  will also be  required,  pursuant to the  Subservicing  Agreement,  to advance on such scheduled date of remittance  amounts equal to any scheduled  monthly  installments  of principal and interest less its  Subservicing  Fees on any  Mortgage  Loans  for  which  payment  was not  received  by the  Subservicer.  This obligation  to advance with respect to each  Mortgage Loan will continue up to and including the first of the month following  the date on which the related  Mortgaged  Property is sold at a  foreclosure  sale or is acquired by the
Trust Fund by deed in lieu of foreclosure  or otherwise.  All such advances  received by the Master  Servicer shall be deposited promptly by it in the Custodial Account.

(b)      The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master
Servicer for deposit in the  Custodial  Account  interest at the Adjusted  Mortgage  Rate (or Modified Net Mortgage
Rate plus the rate per annum at which the  Servicing  Fee accrues in the case of a Modified  Mortgage  Loan) on any
Curtailment  received  by such  Subservicer  in respect of a Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal  balance of the  related  Mortgage
Loan as of the first day of such month,  from the date of application  of such  Curtailment to the first day of the following month.

(c)      In addition to the  Custodial  Account and the  Certificate  Account,  the Master  Servicer  shall for any
Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage Loans to, establish and maintain one or more  Servicing  Accounts and deposit and retain  therein all  collections  from the Mortgagors (or advances from  Subservicers) for the payment of taxes,  assessments,  hazard insurance premiums,  Primary Insurance
Policy  premiums,  if applicable,  or comparable  items for the account of the Mortgagors.  Each Servicing  Account shall satisfy the requirements  for a Subservicing  Account and, to the extent permitted by the Program Guide or as is otherwise  acceptable  to the Master  Servicer,  may also function as a  Subservicing  Account.  Withdrawals  of amounts  related to the Mortgage  Loans from the Servicing  Accounts may be made only to effect  timely  payment of taxes,  assessments,  hazard insurance premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master  Servicer or Subservicer  out of related  collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance  Policy) and  3.12(a) (with  respect to hazard  insurance), to refund to any  Mortgagors  any sums as may be  determined  to be overages,  to pay  interest,  if  required,  to
Mortgagors  on  balances  in the  Servicing  Account  or to  clear  and  terminate  the  Servicing  Account  at the termination of this Agreement in accordance  with  Section 9.01  or in accordance  with the Program Guide.  As part of its servicing  duties,  the Master Servicer  shall,  and the  Subservicers  will,  pursuant to the  Subservicing
Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)      The Master  Servicer  shall  advance the payments  referred to in the  preceding  subSection that  are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due, but the Master  Servicer  shall be required so to advance only to the extent that such advances,  in the good faith judgment of the Master Servicer,  will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09      Access to Certain Documentation and Information Regarding the Mortgage Loans

         If  compliance  with this  Section 3.09  shall  make any Class of  Certificates  legal for  investment  by federally insured savings and loan  associations,  the Master Servicer shall provide,  or cause the Subservicers to provide,  to the Trustee,  the Office of Thrift  Supervision or the FDIC and the  supervisory  agents and examiners thereof access to the documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being  afforded  without  charge but only upon  reasonable  request and during normal  business  hours at the offices  designated by the Master  Servicer.  The Master  Servicer shall permit such representatives  to photocopy  any such  documentation  and shall  provide  equipment  for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10      Permitted Withdrawals from the Custodial Account

(a)      The Master  Servicer  may,  from time to time as provided  herein,  make  withdrawals  from the  Custodial
Account of amounts on deposit  therein  pursuant to  Section 3.07  that are  attributable to the Mortgage Loans for the following purposes:

(i)      to  make  deposits  into  the  Certificate  Account  in the  amounts  and in the  manner  provided  for in
         Section 4.01;

(ii)     to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,  Servicing Advances or other  expenses  made  pursuant  to Sections  3.01,  3.07(a),  3.08,  3.11,  3.12(a),  3.14 and 4.04 or
         otherwise  reimbursable  pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including,  for this purpose,  REO Proceeds,  Insurance
         Proceeds,   Liquidation  Proceeds  and  proceeds  from  the  purchase  of  a  Mortgage  Loan  pursuant  to
         Section 2.02,  2.03,  2.04, 4.07 or 9.01) which  represent  (A) Late  Collections of Monthly  Payments for which any such advance was made in the case of Subservicer  Advances or Advances  pursuant to Section 4.04 and  (B) recoveries  of  amounts in respect  of which  such  advances  were made in the case of  Servicing
         Advances;

(iii)    to pay to itself or the related Subservicer (if not previously  retained by such  Subservicer) out of each payment  received by the Master  Servicer on account of interest  on a Mortgage  Loan as  contemplated  by
         Sections  3.14 and 3.16,  an amount  equal to that  remaining  portion of any such  payment as to interest
         (but not in excess of the  Servicing  Fee and the  Subservicing  Fee, if not  previously  retained) which, when  deducted,  will result in the remaining  amount of such interest  being interest at the Net Mortgage
         Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the amount  specified in the amortization  schedule of the related Mortgage Loan as the principal  balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)     to pay to itself as additional  servicing  compensation any interest or investment  income earned on funds and other  property  deposited  in or credited to the  Custodial  Account  that it is entitled to withdraw pursuant to Section 3.07(c);

(v)      to pay to itself as additional  servicing  compensation any Foreclosure  Profits and any amounts paid by a
         Mortgagor in connection  with a Principal  Prepayment in Full in respect of interest for any period during
         the  calendar  month  in  which  such   Principal   Prepayment  in  Full  is  to  be  distributed  to  the
         Certificateholders;

(vi)     to pay to itself,  a Subservicer,  a Seller,  Residential  Funding,  the Company or any other  appropriate
         Person,  as the case may be, with respect to each  Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred pursuant to Section 2.02,  2.03, 2.04, 4.07 or 9.01, all amounts  received thereon and not required to be distributed to the  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)    to reimburse itself or the related  Subservicer for any  Nonrecoverable  Advance or Advances in the manner and to the  extent  provided  in  subSection (c) below,  and any  Advance  or  Servicing  Advance  made in connection  with a modified  Mortgage Loan that is in default or, in the judgment of the Master  Servicer, default is reasonably  foreseeable  pursuant to  Section 3.07(a),  to the extent the amount of the Advance or Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii)   to  reimburse  itself or the  Company  for  expenses  incurred  by and  reimbursable  to it or the Company pursuant to Sections  3.01(a),  3.11,  3.13,  3.14(c),  6.03,  10.01 or otherwise,  or in connection  with enforcing, in accordance with this Agreement, any repurchase,  substitution or indemnification  obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix)     to reimburse  itself for Servicing  Advances  expended by it (a) pursuant to Section 3.14 in good faith in connection  with the restoration of property  damaged by an Uninsured  Cause,  and (b) in  connection with the  liquidation  of a Mortgage  Loan or  disposition  of an REO  Property  to the  extent  not  otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)      to withdraw any amount  deposited in the Custodial  Account that was not required to be deposited  therein pursuant to Section 3.07; and

(xi)     to  reimburse  or pay  any  Subservicer  any  such  amounts  as  are  due  thereto  under  the  applicable
         Subservicing  Agreement and have not been retained by or paid to the  Subservicer,  to the extent provided in the related Subservicing Agreement.

(b)      Since,  in  connection  with  withdrawals  pursuant  to clauses  (ii),  (iii),  (v) and  (vi),  the Master
Servicer's  entitlement  thereto is limited to  collections or other  recoveries on the related  Mortgage Loan, the
Master Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)      The Master  Servicer  shall be entitled to  reimburse  itself or the related  Subservicer  for any advance made in  respect  of a  Mortgage  Loan that the  Master  Servicer  determines  to be a  Nonrecoverable  Advance  by withdrawal  from the Custodial  Account of amounts on deposit  therein  attributable  to the Mortgage  Loans on any
Certificate  Account  Deposit  Date  succeeding  the date of such  determination.  Such right of  reimbursement  in respect of a  Nonrecoverable  Advance  relating to an Advance  pursuant  to  Section 4.04  on any such  Certificate
Account  Deposit Date shall be limited to an amount not  exceeding the portion of such advance  previously  paid to
Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11      Maintenance of the Primary Insurance Policies; Collections Thereunder

(a)      The Master  Servicer  shall not take, or permit any  Subservicer to take, any action which would result in non-coverage  under any applicable  Primary  Insurance  Policy of any loss which, but for the actions of the Master
Servicer or  Subservicer,  would have been covered  thereunder.  To the extent  coverage is  available,  the Master
Servicer  shall keep or cause to be kept in full force and effect  each such  Primary  Insurance  Policy  until the principal  balance of the related  Mortgage  Loan secured by a Mortgaged  Property is reduced to 80% or less of the
Appraised Value in the case of such a Mortgage Loan having a  Loan-to-Value  Ratio at origination in excess of 80%, provided  that such Primary  Insurance  Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance  Policy.  The Master Servicer shall be entitled to cancel or permit the  discontinuation  of any Primary  Insurance  Policy as to any Mortgage  Loan,  if the Stated  Principal  Balance of the Mortgage Loan is
reduced  below an amount equal to 80% of the  appraised  value of the related  Mortgaged  Property as determined in any appraisal  thereof after the Closing  Date, or if the  Loan-to-Value  Ratio is reduced below 80% as a result of principal  payments on the Mortgage  Loan after the Closing  Date.  In the event that the Company  gains  knowledge that as of the Closing Date, a Mortgage Loan had a  Loan-to-Value  Ratio at origination in excess of 80% and is not the  subject of a Primary  Insurance  Policy  (and was not  included  in any  exception  to the  representation  in
Section 2.03(b)(iv)) and  that  such  Mortgage  Loan has a  current  Loan-to-Value  Ratio in excess of 80% then the
Master Servicer shall use its reasonable  efforts to obtain and maintain a Primary  Insurance  Policy to the extent that such a policy is obtainable at a reasonable  price.  The Master  Servicer  shall not cancel or refuse to renew any such Primary  Insurance  Policy  applicable to a  Nonsubserviced  Mortgage Loan, or consent to any  Subservicer canceling or refusing to renew any such Primary  Insurance Policy  applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the  initial  issuance  of the  Certificates  and is  required to be kept in force hereunder unless the replacement  Primary  Insurance  Policy for such canceled or non-renewed  policy is maintained with an insurer  whose  claims-paying  ability is  acceptable  to each  Rating  Agency  for  mortgage  pass-through certificates  having a rating equal to or better than the lower of the  then-current  rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b)      In  connection  with its  activities  as  administrator  and  servicer of the Mortgage  Loans,  the Master
Servicer agrees to present or to cause the related  Subservicer to present,  on behalf of the Master Servicer,  the
Subservicer,  if any,  the  Trustee  and  Certificateholders,  claims to the  related  Insurer  under  any  Primary
Insurance Policies,  in a timely manner in accordance with such policies,  and, in this regard, to take or cause to be taken such  reasonable  action as shall be necessary to permit  recovery  under any Primary  Insurance  Policies respecting  defaulted  Mortgage Loans.  Pursuant to Section 3.07,  any Insurance  Proceeds collected by or remitted to the Master Servicer under any Primary Insurance  Policies shall be deposited in the Custodial  Account,  subject to withdrawal pursuant to Section 3.10.

Section 3.12      Maintenance of Fire Insurance and Omissions and Fidelity Coverage

(a)      The Master  Servicer  shall cause to be  maintained  for each  Mortgage  Loan  (other  than a  Cooperative
Loan) fire  insurance  with extended  coverage in an amount which is equal to the lesser of the  principal  balance owing on such Mortgage Loan or 100 percent of the insurable  value of the  improvements;  provided,  however,  that such  coverage may not be less than the minimum  amount  required to fully  compensate  for any loss or damage on a replacement  cost basis.  To the extent it may do so without  breaching  the related  Subservicing  Agreement,  the
Master  Servicer shall replace any Subservicer  that does not cause such insurance,  to the extent it is available, to be  maintained.  The Master  Servicer shall also cause to be maintained on property  acquired upon  foreclosure, or deed in lieu of  foreclosure,  of any  Mortgage  Loan (other  than a  Cooperative  Loan),  fire  insurance  with extended  coverage in an amount  which is at least equal to the amount  necessary to avoid the  application  of any co-insurance  clause contained  in the related  hazard  insurance  policy.  Pursuant to  Section 3.07,  any amounts collected by the Master  Servicer under any such policies  (other than amounts to be applied to the  restoration or repair of the related  Mortgaged  Property or  property  thus  acquired  or amounts  released to the  Mortgagor  in accordance with the Master Servicer's  normal servicing  procedures) shall  be deposited in the Custodial  Account, subject to withdrawal  pursuant to  Section 3.10.  Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly  distributions to the  Certificateholders,  be added to the amount owing under the Mortgage  Loan,  notwithstanding  that the terms of the  Mortgage  Loan so permit.  Such costs  shall be  recoverable  by the Master  Servicer  out of related  late  payments  by the  Mortgagor  or out of
Insurance  Proceeds and Liquidation  Proceeds to the extent permitted by Section 3.10.  It is understood and agreed that no  earthquake  or other  additional  insurance is to be required of any  Mortgagor or  maintained on property acquired in respect of a Mortgage  Loan other than pursuant to such  applicable  laws and  regulations  as shall at any time be in force  and as shall  require  such  additional  insurance.  Whenever  the  improvements  securing  a
Mortgage Loan (other than a Cooperative  Loan) are  located at the time of  origination  of such Mortgage Loan in a federally  designated  special flood hazard area, the Master  Servicer  shall cause flood  insurance (to the extent available) to  be maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the  amount  required to compensate for any loss or damage to the Mortgaged  Property on a replacement  cost basis and  (ii) the  maximum  amount of such  insurance  available  for the related  Mortgaged  Property  under the national  flood  insurance  program  (assuming  that  the area in which  such  Mortgaged  Property  is  located  is participating in such program).

         If the Master  Servicer shall obtain and maintain a blanket fire insurance  policy with extended  coverage insuring  against hazard losses on all of the Mortgage  Loans,  it shall  conclusively  be deemed to have satisfied its  obligations as set forth in the first sentence of this  Section 3.12(a),  it being  understood and agreed that such policy may contain a  deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been  maintained on the related  Mortgaged  Property a policy  complying  with the first sentence of this  Section 3.12(a) and  there shall have been a loss which would have been  covered by such  policy,  deposit in the  Certificate  Account the amount not otherwise  payable  under the blanket  policy  because of such  deductible clause.  Any such  deposit  by the Master  Servicer  shall be made on the  Certificate  Account  Deposit  Date next preceding the  Distribution  Date which occurs in the month  following the month in which  payments  under any such policy would have been deposited in the Custodial  Account.  In connection with its activities as administrator and servicer of the Mortgage Loans,  the Master Servicer  agrees to present,  on behalf of itself,  the Trustee and the
Certificateholders, claims under any such blanket policy.

The Master  Servicer shall obtain and maintain at its own expense and keep in full force and effect  throughout the term of this Agreement a blanket  fidelity bond and an errors and omissions  insurance  policy  covering the Master
Servicer's  officers and  employees and other persons  acting on behalf of the Master  Servicer in connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac,  whichever is greater,  with respect to the Master Servicer if the Master
Servicer  were  servicing  and  administering  the Mortgage  Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect,  the Master Servicer shall obtain a comparable  replacement bond or policy from an issuer or insurer,  as the case may be, meeting the  requirements,  if any, of the Program Guide and acceptable  to the  Company.  Coverage of the Master  Servicer  under a policy or bond  obtained by an Affiliate of the Master Servicer and providing the coverage required by this  Section 3.12(b) shall  satisfy the requirements of this Section 3.12(b).

Section 3.13      Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments

(a)      When any Mortgaged  Property is conveyed by the  Mortgagor,  the Master  Servicer or  Subservicer,  to the
extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause contained  in any Mortgage Note or Mortgage,  to the extent  permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not  adversely  affect or jeopardize  coverage  under any Required  Insurance  Policy.
Notwithstanding the foregoing:

(i)      the Master  Servicer  shall not be deemed to be in default  under  this  Section 3.13(a) by  reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii)     if the Master Servicer  determines  that it is reasonably  likely that any Mortgagor will bring, or if any
         Mortgagor  does bring,  legal action to declare  invalid or otherwise  avoid  enforcement of a due-on-sale clause contained  in any Mortgage Note or Mortgage,  the Master  Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject to the  Master  Servicer's  duty to  enforce  any  due-on-sale  clause to  the extent set forth in
Section 3.13(a),  in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor,  and such
Person is to enter into an  assumption  or  modification  agreement or  supplement to the Mortgage Note or Mortgage which  requires the  signature of the Trustee,  or if an  instrument  of release  signed by the Trustee is required releasing the Mortgagor  from liability on the Mortgage  Loan,  the Master  Servicer is authorized,  subject to the requirements  of the sentence next  following,  to execute and deliver,  on behalf of the Trustee,  the  assumption agreement  with the Person to whom the  Mortgaged  Property is to be conveyed  and such  modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions or the transfer of the  Mortgaged  Property to such Person;  provided,  however,  none of such terms and  requirements shall either  (i) both  (A) constitute  a  "significant  modification"  effecting an exchange or reissuance of such
Mortgage  Loan  under  the REMIC  Provisions  and  (B) cause  any  portion  of any REMIC  formed  under the  Series
Supplement  to fail  to  qualify  as a REMIC  under  the  Code or  (subject  to  Section 10.01(f)),  result  in the imposition of any tax on  "prohibited  transactions"  or  (ii) constitute  "contributions"  after the start-up date under the REMIC  Provisions.  The Master  Servicer  shall execute and deliver such  documents only if it reasonably determines  that  (i) its  execution  and  delivery  thereof  will not  conflict  with or violate any terms of this
Agreement or cause the unpaid  balance and interest on the Mortgage Loan to be  uncollectible  in whole or in part,
(ii) any   required  consents  of  insurers  under  any  Required   Insurance   Policies  have  been  obtained  and
(iii) subsequent to the closing of the transaction  involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage,  (B) such  transaction  will not  adversely  affect the  coverage  under any  Required  Insurance  Policies,  (C) the  Mortgage  Loan will fully amortize over the remaining term thereof,  (D) no  material term of the Mortgage Loan  (including the interest rate on the  Mortgage  Loan) will  be  altered  nor  will  the term of the  Mortgage  Loan be  changed  and  (E) if  the seller/transferor  of the Mortgaged  Property is to be released from liability on the Mortgage  Loan,  such release will not  (based  on the  Master  Servicer's  or  Subservicer's  good  faith  determination) adversely  affect  the collectability  of the  Mortgage  Loan.  Upon  receipt of  appropriate  instructions  from the Master  Servicer  in accordance  with the  foregoing,  the Trustee  shall  execute any  necessary  instruments  for such  assumption  or substitution  of  liability  as directed in writing by the Master  Servicer.  Upon the closing of the  transactions contemplated  by such  documents,  the Master  Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the  Custodian and deposited  with the Mortgage  File for such  Mortgage  Loan.  Any fee collected by the Master  Servicer or such related  Subservicer  for entering into an assumption or substitution of  liability  agreement  will be  retained by the Master  Servicer or such  Subservicer  as  additional  servicing compensation.

(c)      The Master  Servicer  or the  related  Subservicer,  as the case may be,  shall be  entitled  to approve a request  from a Mortgagor  for a partial  release of the related  Mortgaged  Property,  the granting of an easement thereon in favor of another  Person,  any  alteration  or demolition  of the related  Mortgaged  Property (or, with respect to a Cooperative  Loan, the related  Cooperative  Apartment) without  any right of  reimbursement  or other similar  matters if it has determined,  exercising its good faith business  judgment in the same manner as it would if it were the owner of the related  Mortgage Loan,  that the security for, and the timely and full  collectability of, such Mortgage Loan would not be adversely  affected  thereby and that any portion of any REMIC formed under the
Series  Supplement  would  not fail to  continue  to  qualify  as a REMIC  under the Code as a result  thereof  and
(subject to  Section 10.01(f)) that  no tax on "prohibited  transactions" or "contributions"  after the startup day would be imposed on any such REMIC as a result  thereof.  Any fee  collected by the Master  Servicer or the related
Subservicer  for  processing  such a request  will be  retained  by the  Master  Servicer  or such  Subservicer  as additional servicing compensation.

(d)      Subject to any other  applicable  terms and conditions of this Agreement,  the Trustee and Master Servicer shall be entitled to approve an  assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such Mortgage Loan following such proposed  assignment  provides the Trustee and Master
Servicer with a "Lender  Certification  for Assignment of Mortgage Loan" in the form attached  hereto as Exhibit M, in form and  substance  satisfactory  to the Trustee and Master  Servicer,  providing the  following:  (i) that the substance of the  assignment  is, and is intended to be, a  refinancing  of such  Mortgage;  (ii) that the Mortgage
Loan following the proposed  assignment  will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such  proposed  assignment;  and  (iii) that  such  assignment is at the request of the borrower  under the related  Mortgage Loan.  Upon approval of an assignment in lieu of  satisfaction with  respect to any  Mortgage  Loan,  the Master  Servicer  shall  receive  cash in an amount  equal to the unpaid principal  balance of and accrued  interest on such Mortgage Loan and the Master  Servicer  shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14      Realization Upon Defaulted Mortgage Loans

(a)      The Master  Servicer  shall  foreclose  upon or  otherwise  comparably  convert  (which may include an REO
Acquisition) the  ownership of properties  securing such of the Mortgage Loans as come into and continue in default and as to which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments  pursuant  to
Section 3.07.  Alternatively,  the Master Servicer may take other actions in respect of a defaulted  Mortgage Loan, which may  include  (i) accepting  a short sale (a payoff of the  Mortgage  Loan for an amount  less than the total amount  contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or  permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate  refinancing  transactions  by the  Mortgagor not involving a sale of the Mortgaged  Property),
(ii) arranging  for a repayment  plan or  (iii) agreeing  to a modification  in accordance  with  Section 3.07.  In connection  with such  foreclosure  or other  conversion or action,  the Master  Servicer  shall,  consistent  with
Section 3.11,  follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage  servicing  activities and as shall be required or permitted by the Program Guide, as applicable;  provided that the Master Servicer shall not be liable in any respect  hereunder if the Master Servicer is acting in connection  with any such  foreclosure  or other  conversion  in a manner that is consistent  with the provisions  of this  Agreement.  The Master  Servicer,  however,  shall not be  required to expend its own funds or incur other  reimbursable  charges in  connection  with any  foreclosure,  or  attempted  foreclosure  which is not completed,  or towards the restoration of any property unless it shall determine  (i) that such restoration  and/or foreclosure  will increase the proceeds of  liquidation of the Mortgage Loan to Holders of  Certificates  of one or
more Classes after  reimbursement  to itself for such  expenses or charges and  (ii) that  such expenses or charges will be recoverable to it through Liquidation  Proceeds,  Insurance Proceeds,  or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial  Account  pursuant to  Section 3.10,  whether or not such expenses and charges are actually  recoverable from related  Liquidation  Proceeds,  Insurance Proceeds or
REO Proceeds).  In the event of such a determination by the Master Servicer pursuant to this  Section 3.14(a),  the
Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

         In addition to the foregoing,  the Master Servicer shall use its best  reasonable  efforts to realize upon any Additional  Collateral for such of the Additional  Collateral Loans as come into and continue in default and as to which no satisfactory  arrangements can be made for collection of delinquent  payments pursuant to Section 3.07;
provided  that the Master  Servicer  shall  not,  on behalf of the  Trustee,  obtain  title to any such  Additional
Collateral as a result of or in lieu of the  disposition  thereof or otherwise;  and provided  further that (i) the
Master  Servicer shall not proceed with respect to such  Additional  Collateral in any manner that would impair the ability to recover  against the related  Mortgaged  Property,  and (ii) the  Master Servicer shall proceed with any
REO  Acquisition  in a manner that  preserves  the  ability to apply the  proceeds  of such  Additional  Collateral against  amounts owed under the defaulted  Mortgage Loan.  Any proceeds  realized from such  Additional  Collateral
(other than amounts to be released to the Mortgagor or the related  guarantor in accordance  with  procedures  that the Master Servicer would follow in servicing  loans held for its own account,  subject to the terms and conditions of the related  Mortgage and Mortgage  Note and to the terms and  conditions of any security  agreement,  guarantee
agreement,   mortgage  or  other   agreement   governing  the  disposition  of  the  proceeds  of  such  Additional
Collateral) shall  be deposited in the Custodial  Account,  subject to  withdrawal  pursuant to  Section 3.10.  Any other payment  received by the Master Servicer in respect of such Additional  Collateral  shall be deposited in the
Custodial Account subject to withdrawal pursuant to Section 3.10.

         For so long as the Master  Servicer is the Master  Servicer under the Credit Support Pledge  Agreement and any of the Mortgage  Loans and Pledged Asset Loans,  the Master  Servicer shall perform its  obligations  under the
Credit  Support  Pledge  Agreement in accordance  with such agreement and in a manner that is in the best interests of the  Certificateholders.  Further, the Master Servicer shall use its best reasonable efforts to realize upon any
Pledged  Assets  for such of the  Pledged  Asset  Loans as come into and  continue  in  default  and as to which no satisfactory  arrangements can be made for collection of delinquent  payments  pursuant to  Section 3.07;  provided that the Master  Servicer shall not, on behalf of the Trustee,  obtain title to any such Pledged Assets as a result of or in lieu of the  disposition  thereof or otherwise;  and provided  further that (i) the Master  Servicer shall not proceed  with respect to such  Pledged  Assets in any manner that would  impair the ability to recover  against the related  Mortgaged  Property,  and (ii) the  Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged  Assets  against  amounts owed under the defaulted
Mortgage  Loan.  Any  proceeds  realized  from such  Pledged  Assets  (other  than  amounts to be  released  to the
Mortgagor  or the related  guarantor  in  accordance  with  procedures  that the Master  Servicer  would  follow in servicing  loans  held for its own  account,  subject  to the terms and  conditions  of the  related  Mortgage  and
Mortgage Note and to the terms and conditions of any security  agreement,  guarantee  agreement,  mortgage or other agreement  governing the  disposition of the proceeds of such Pledged  Assets) shall  be deposited in the Custodial
Account,  subject to withdrawal  pursuant to  Section 3.10.  Any other payment  received by the Master  Servicer in respect of such Pledged  Assets  shall be deposited in the  Custodial  Account  subject to  withdrawal  pursuant to
Section 3.10.

         Concurrently  with the  foregoing,  the Master  Servicer may pursue any remedies  that may be available in connection  with a breach of a  representation  and warranty  with respect to any such  Mortgage Loan in accordance with Sections 2.03 and 2.04.  However,  the Master Servicer is not required to continue to pursue both  foreclosure
(or  similar  remedies) with  respect  to the  Mortgage  Loans  and  remedies  in  connection  with a  breach  of a representation  and warranty if the Master  Servicer  determines in its reasonable  discretion that one such remedy is  more  likely  to  result  in a  greater  recovery  as to the  Mortgage  Loan.  Upon  the  occurrence  of a Cash
Liquidation  or REO  Disposition,  following  the  deposit  in the  Custodial  Account of all  Insurance  Proceeds,
Liquidation  Proceeds and other payments and  recoveries  referred to in the  definition of "Cash  Liquidation"  or
"REO Disposition," as applicable,  upon receipt by the Trustee of written  notification of such deposit signed by a
Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall  release to the Master  Servicer the related  Custodial  File and the Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment prepared  by the Master  Servicer,  in each case  without  recourse,  as shall be  necessary  to vest in the Master
Servicer or its designee,  as the case may be, the related  Mortgage Loan, and thereafter  such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the  foregoing or any other  provision of this  Agreement,  in the
Master  Servicer's sole discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash  Liquidation or REO Disposition may be deemed to have occurred if  substantially all amounts expected by the Master Servicer to be received in connection with the related  defaulted  Mortgage Loan or REO Property have been received,  and (ii) for  purposes of determining the amount of any Liquidation  Proceeds,
Insurance  Proceeds,  REO Proceeds or any other  unscheduled  collections  or the amount of any Realized  Loss, the
Master  Servicer  may take into  account  minimal  amounts of  additional  receipts  expected to be received or any estimated  additional  liquidation  expenses  expected  to be  incurred in  connection  with the related  defaulted
Mortgage Loan or REO Property.

(b)      If title to any Mortgaged  Property is acquired by the Trust Fund as an REO Property by  foreclosure or by deed in lieu of  foreclosure,  the deed or  certificate of sale shall be issued to the Trustee or to its nominee on behalf of  Certificateholders.  Notwithstanding  any such  acquisition  of title and  cancellation  of the  related
Mortgage  Loan,  such REO Property shall (except as otherwise  expressly  provided  herein) be  considered to be an
Outstanding  Mortgage  Loan held in the Trust Fund until such time as the REO  Property  shall be sold.  Consistent with the foregoing for purposes of all  calculations  hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that,  notwithstanding  that the indebtedness  evidenced by the related  Mortgage Note shall have been  discharged,  such Mortgage  Note and the related  amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any previous  Curtailments  and before any  adjustment  thereto by reason of any  bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)      If the Trust Fund  acquires any REO Property as  aforesaid  or otherwise in  connection  with a default or imminent  default on a Mortgage  Loan,  the Master  Servicer on behalf of the Trust Fund shall  dispose of such REO
Property as soon as practicable,  giving due consideration to the interests of the  Certificateholders,  but in all cases  within  three full years  after the  taxable  year of its  acquisition  by the Trust  Fund for  purposes  of
Section 860G(a)(8) of  the Code (or such shorter period as may be necessary under  applicable  state (including any state in which such  property is  located) law  to maintain the status of any portion of any REMIC formed under the
Series  Supplement as a REMIC under  applicable  state law and avoid taxes resulting from such property  failing to be foreclosure  property under applicable state law) or,  at the expense of the Trust Fund,  request,  more than 60 days before the day on which such grace period would  otherwise  expire,  an extension of such grace period  unless the Master Servicer (subject to  Section 10.01(f)) obtains  for the Trustee an Opinion of Counsel, addressed to the
Trustee and the Master Servicer,  to the effect that the holding by the Trust Fund of such REO Property  subsequent to such period will not result in the imposition of taxes on "prohibited  transactions"  as defined in Section 860F of the Code or cause any REMIC  formed under the Series  Supplement  to fail to qualify as a REMIC (for federal (or any applicable  State or local) income  tax  purposes) at any time that any Certificates are outstanding,  in which case the Trust Fund may continue to hold such REO  Property  (subject to any  conditions  contained in such Opinion of Counsel).  The Master  Servicer  shall be entitled to be  reimbursed  from the  Custodial  Account for any costs incurred in obtaining such Opinion of Counsel,  as provided in  Section 3.10.  Notwithstanding  any other provision of this  Agreement,  no REO  Property  acquired  by the Trust Fund shall be rented (or  allowed to  continue  to be rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or  pursuant to any terms that would
(i) cause   such  REO   Property   to  fail  to  qualify  as   "foreclosure   property"   within  the   meaning  of
Section 860G(a)(8) of  the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income  earned  from such REO  Property,  including  any taxes  imposed by reason of  Section 860G(c) of  the Code, unless  the  Master  Servicer  has  agreed to  indemnify  and hold  harmless  the Trust  Fund with  respect  to the imposition of any such taxes.

(d)      The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or  repurchase  of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any  recovery  (other than  Subsequent  Recoveries) resulting from a collection of Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds,  will be applied in the following order of  priority:  first,  to  reimburse  the Master  Servicer  or the related  Subservicer  in  accordance  with
Section 3.10(a)(ii) and,  in the  case  of  Wells  Fargo  as a   Subservicer,  if  applicable,  to  reimburse  such
Subservicer  for any  Subservicing Fees  payable  therefrom;  second,  to the  Certificateholders  to the extent of accrued and unpaid  interest on the Mortgage Loan, and any related REO Imputed  Interest,  at the Net Mortgage Rate
(or the Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan),  to the Due Date in the related Due
Period  prior  to  the   Distribution   Date  on  which  such  amounts  are  to  be  distributed;   third,  to  the
Certificateholders  as a recovery of principal on the Mortgage  Loan (or REO  Property);  fourth,  to all Servicing
Fees and  Subservicing  Fees payable  therefrom (and the Master Servicer and the  Subservicer  shall have no claims for any  deficiencies  with  respect  to such fees which  result  from the  foregoing  allocation);  and fifth,  to
Foreclosure Profits.

(e)      In the  event  of a  default  on a  Mortgage  Loan one or more of whose  obligors  is not a United  States
Person,  in  connection  with  any  foreclosure  or  acquisition  of a  deed  in  lieu  of  foreclosure  (together,
"foreclosure") in  respect of such Mortgage Loan, the Master Servicer will cause  compliance with the provisions of
Treasury Regulation  Section 1.1445-2(d)(3) (or  any successor thereto) necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15      Trustee to Cooperate; Release of Custodial Files

(a)      Upon  becoming  aware of the  payment  in full of any  Mortgage  Loan,  or upon the  receipt by the Master
Servicer of a  notification  that payment in full will be escrowed in a manner  customary  for such  purposes,  the
Master Servicer will immediately  notify the Trustee (if it holds the related  Custodial  File) or the Custodian by a  certification  of a Servicing  Officer  (which  certification  shall  include a statement to the effect that all amounts  received or to be received in  connection  with such  payment  which are  required to be  deposited in the
Custodial  Account pursuant to Section 3.07  have been or will be so deposited),  substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian,  an electronic  request in a form acceptable to the
Custodian,  requesting  delivery  to it of the  Custodial  File.  Within  two  Business  Days  of  receipt  of such certification  and request,  the Trustee shall release,  or cause the Custodian to release,  the related  Custodial
File to the Master  Servicer.  The Master  Servicer  is  authorized  to execute and  deliver to the  Mortgagor  the request  for  reconveyance,  deed of  reconveyance  or release  or  satisfaction  of  mortgage  or such  instrument releasing the lien of the Mortgage,  together with the Mortgage  Note with,  as  appropriate,  written  evidence of cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System of such  Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all instruments of  satisfaction  or  cancellation  or of partial or full  release.  No expenses  incurred in  connection  with any instrument  of  satisfaction  or  deed  of  reconveyance  shall  be  chargeable  to the  Custodial  Account  or the
Certificate Account.

(b)      From time to time as is  appropriate  for the servicing or  foreclosure  of any Mortgage  Loan, the Master
Servicer  shall  deliver to the  Custodian,  with a copy to the  Trustee,  a  certificate  of a  Servicing  Officer substantially  in one of the forms attached as Exhibit F hereto,  or, in the case of the  Custodian,  an electronic request in a form  acceptable to the Custodian,  requesting  that  possession of all, or any document  constituting part of, the  Custodial  File be released to the Master  Servicer and  certifying as to the reason for such release and that such release will not  invalidate  any insurance  coverage  provided in respect of the Mortgage Loan under any Required  Insurance Policy.  Upon receipt of the foregoing,  the Trustee shall deliver,  or cause the Custodian to deliver,  the Custodial File or any document  therein to the Master  Servicer.  The Master  Servicer shall cause each  Custodial File or any document  therein so released to be returned to the Trustee,  or the Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer exists,  unless (i) the  Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the Custodial
Account or (ii) the  Custodial  File or such document has been  delivered  directly or through a Subservicer  to an attorney,  or to a public  trustee or other  public  official as required by law,  for  purposes of  initiating  or pursuing legal action or other  proceedings  for the  foreclosure of the Mortgaged  Property  either  judicially or non-judicially,  and the  Master  Servicer  has  delivered  directly  or  through a  Subservicer  to the  Trustee a certificate  of a Servicing  Officer  certifying  as to the name and address of the Person to which such  Custodial
File or  such  document  was  delivered  and  the  purpose  or  purposes  of such  delivery.  In the  event  of the liquidation  of a Mortgage  Loan,  the Trustee  shall  deliver the Request for Release with respect  thereto to the
Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c)      The  Trustee or the Master  Servicer  on the  Trustee's  behalf  shall  execute  and deliver to the Master
Servicer,  if necessary,  any court  pleadings,  requests for trustee's  sale or other  documents  necessary to the foreclosure  or  trustee's  sale in  respect  of a  Mortgaged  Property  or to any legal  action  brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other  remedies  or rights  provided by the  Mortgage  Note or Mortgage  or  otherwise  available  at law or in equity.  Together with such  documents or pleadings (if signed by the Trustee),  the Master  Servicer shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings  are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance  coverage under any Required  Insurance Policy or invalidate  or  otherwise  affect  the  lien of the  Mortgage,  except  for  the  termination  of such a lien  upon completion of the foreclosure or trustee's sale.

Section 3.16      Servicing and Other Compensation; Compensating Interest

(a)      The Master Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each
Distribution  Date the amounts provided for by clauses (iii),  (iv),  (v) and (vi) of  Section 3.10(a),  subject to clause (e) below.  The amount of servicing  compensation  provided for in such clauses  shall be accounted for on a
Mortgage  Loan-by-Mortgage  Loan  basis.  In the  event  that  Liquidation  Proceeds,  Insurance  Proceeds  and REO
Proceeds (net of amounts reimbursable therefrom pursuant to  Section 3.10(a)(ii)) in  respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such Mortgage Loan plus unpaid interest accrued thereon
(including  REO Imputed  Interest) at  a per annum rate equal to the related Net Mortgage Rate (or the Modified Net
Mortgage Rate in the case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and  to  pay to  itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and  any  Servicing  Fee or
Subservicing Fee considered to be accrued but unpaid.

(b)      Additional  servicing  compensation  in the form of  prepayment  charges,  assumption  fees,  late payment charges,  investment  income on amounts in the Custodial  Account or the Certificate  Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c)      The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses  incurred  by it in connection  with its  servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance
Policies,  if any, to the extent such premiums are not required to be paid by the related Mortgagors,  and the fees and  expenses of the Trustee and any  Custodian) and  shall not be  entitled to  reimbursement  therefor  except as specifically provided in Sections 3.10 and 3.14.

(d)      The Master Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the transfer of all of its  responsibilities  and  obligations  of the Master  Servicer under this Agreement.

(e)      Notwithstanding  any  other  provision  herein,  the  amount of  servicing  compensation  that the  Master
Servicer  shall be entitled to receive for its  activities  hereunder  for the period  ending on each  Distribution
Date  shall be  reduced  (but not below  zero) by  an amount  equal to  Compensating  Interest  (if  any) for  such
Distribution  Date.  Such  reduction  shall be applied during such period as follows:  first,  to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled  pursuant to  Section 3.10(a)(iii) and  second, to any income or gain realized from any investment of funds held in the Custodial  Account or the  Certificate  Account to
which the Master  Servicer  is  entitled  pursuant to Sections  3.07(c) or  4.01(b),  respectively.  In making such reduction,  the Master Servicer (i) will not withdraw from the Custodial  Account any such amount  representing all or a portion of the  Servicing  Fee to which it is entitled  pursuant  to  Section 3.10(a)(iii) and  (ii) will  not withdraw  from the Custodial  Account or  Certificate  Account any such amount to which it is entitled  pursuant to
Section 3.07(c) or 4.01(b).

Section 3.17      Reports to the Trustee and the Company

         Not later than  fifteen  days after it receives a written  request  from the Trustee or the  Company,  the
Master  Servicer  shall  forward to the Trustee  and the Company a  statement,  certified  by a Servicing  Officer, setting  forth the status of the  Custodial  Account as of the close of  business on such  Distribution  Date as it relates to the Mortgage Loans and showing,  for the period covered by such statement,  the aggregate of deposits in or withdrawals from the Custodial  Account in respect of the Mortgage Loans for each category of deposit  specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18      Annual Statement as to Compliance and Servicing Assessment

         The Master  Servicer  will deliver to the Company,  the Trustee and any  Certificate  Insurer on or before the earlier of  (a) March  31 of each year or (b) with  respect to any  calendar  year during  which the  Company's annual  report  on Form  10-K is  required  to be filed in  accordance  with the  Exchange  Act and the  rules  and regulations  of the  Commission,  the date on which  the  annual  report on Form  10-K is  required  to be filed in accordance  with  the  Exchange  Act and the  rules  and  regulations  of the  Commission,  a  servicer  compliance statement,  signed by an authorized  officer of the Master  Servicer,  as described in Items  1122(a),  1122(b) and
1123 of Regulation AB, to the effect that:

         (i)      A review of the Master  Servicer's  activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

         (ii)     To the  best of such  officer's  knowledge,  based  on  such  review,  the  Master  Servicer  has fulfilled all of its  obligations  under this Agreement in all material  respects  throughout the reporting  period or, if there has been a failure to fulfill  any such  obligation  in any  material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

         The  Master  Servicer  shall  use  commercially  reasonable  efforts  to  obtain  from all  other  parties participating  in the servicing  function any additional  certifications  required under Item 1122 and Item 1123 of
Regulation AB to the extent  required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such  certifications  shall not be a breach of the Master  Servicer's  duties hereunder if any such party fails to deliver such a certification.

Section 3.19      Annual Independent Public Accountants' Servicing Report

         On or before the earlier of  (a) March  31 of each year or (b) with  respect to any  calendar  year during which the  Company's  annual  report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the Commission,  the Master Servicer at its  expense  shall  cause a firm of  independent  public  accountants,  which  shall be  members  of the  American
Institute of  Certified  Public  Accountants,  to furnish to the Company and the Trustee the  attestation  required under Item  1122(b) of  Regulation AB. In rendering such statement,  such firm may rely, as to matters  relating to the direct servicing of mortgage loans by Subservicers,  upon comparable  statements for examinations  conducted by independent  public  accountants  substantially in accordance with standards  established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20      Rights of the Company in Respect of the Master Servicer

         The Master  Servicer  shall afford the Company,  upon  reasonable  notice,  during normal  business  hours access to all records  maintained  by the Master  Servicer in respect of its rights and  obligations  hereunder and access to officers of the Master  Servicer  responsible  for such  obligations.  Upon request,  the Master Servicer shall  furnish the Company  with its most recent  financial  statements  and such other  information  as the Master
Servicer possesses  regarding its business,  affairs,  property and condition,  financial or otherwise.  The Master
Servicer  shall also  cooperate  with all  reasonable  requests  for  information  including,  but not  limited to, notices,  tapes and copies of files,  regarding  itself,  the Mortgage Loans or the Certificates from any Person or
Persons  identified by the Company or  Residential  Funding.  The Company may, but is not obligated to, enforce the obligations  of the Master  Servicer  hereunder and may, but is not obligated to,  perform,  or cause a designee to perform,  any defaulted  obligation of the Master Servicer  hereunder or exercise the rights of the Master Servicer hereunder;  provided that the Master Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the Company or its designee.  The Company shall not have any  responsibility  or liability for any action or failure to act by the Master  Servicer and is not obligated to supervise the  performance  of the
Master Servicer under this Agreement or otherwise.

Section 3.21      Administration of Buydown Funds

(a)      With respect to any Buydown  Mortgage  Loan,  the  Subservicer  has deposited  Buydown Funds in an account that satisfies the  requirements  for a Subservicing  Account (the "Buydown  Account").  The Master  Servicer shall cause the  Subservicing  Agreement to require that upon receipt from the  Mortgagor of the amount due on a Due Date for each Buydown  Mortgage Loan, the Subservicer  will withdraw from the Buydown Account the  predetermined  amount that,  when added to the amount due on such date from the Mortgagor,  equals the full Monthly  Payment and transmit that amount in accordance with the terms of the  Subservicing  Agreement to the Master  Servicer  together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b)      If the  Mortgagor on a Buydown  Mortgage  Loan  prepays  such loan in its entirety  during the period (the
"Buydown  Period") when  Buydown Funds are required to be applied to such Buydown  Mortgage Loan,  the  Subservicer shall be required  to withdraw  from the Buydown  Account  and remit any  Buydown  Funds  remaining  in the Buydown
Account in  accordance  with the related  buydown  agreement.  The amount of Buydown Funds which may be remitted in accordance with the related  buydown  agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related  Mortgage  Loan.  If the  Mortgagor on a Buydown  Mortgage  Loan  defaults on such Mortgage Loan during the Buydown Period and the property  securing such Buydown Mortgage Loan is sold in the liquidation  thereof
(either by the Master Servicer or the insurer under any related Primary  Insurance  Policy),  the Subservicer shall be required to withdraw  from the Buydown  Account the Buydown  Funds for such Buydown  Mortgage Loan still held in the Buydown  Account and remit the same to the Master  Servicer in  accordance  with the terms of the  Subservicing
Agreement for deposit in the Custodial  Account or, if instructed by the Master Servicer,  pay to the insurer under any related  Primary  Insurance  Policy if the Mortgaged  Property is  transferred to such insurer and such insurer pays all of the loss  incurred  in respect  of such  default.  Any amount so  remitted  pursuant  to the  preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22      Advance Facility

(a)      The  Master  Servicer  is  hereby  authorized  to enter  into a  financing  or other  facility  (any  such arrangement,  an "Advance  Facility") under  which (1) the  Master  Servicer  sells,  assigns or pledges to another
Person (an  "Advancing  Person") the  Master  Servicer's  rights  under this  Agreement  to be  reimbursed  for any
Advances  or  Servicing  Advances  and/or  (2) an  Advancing  Person  agrees  to fund some or all  Advances  and/or
Servicing  Advances  required  to be made by the Master  Servicer  pursuant  to this  Agreement.  No consent of the
Company,  the Trustee, the  Certificateholders  or any other party shall be required before the Master Servicer may enter into an Advance  Facility.  Notwithstanding  the existence of any Advance  Facility  under which an Advancing
Person agrees to fund Advances  and/or  Servicing  Advances on the Master  Servicer's  behalf,  the Master Servicer shall remain  obligated  pursuant to this  Agreement to make  Advances and  Servicing  Advances  pursuant to and as required  by this  Agreement.  If the  Master  Servicer  enters  into an  Advance  Facility,  and for so long as an
Advancing Person remains  entitled to receive  reimbursement  for any Advances  including  Nonrecoverable  Advances
("Advance Reimbursement  Amounts") and/or  Servicing Advances including Nonrecoverable Advances ("Servicing Advance
Reimbursement Amounts" and together with Advance Reimbursement Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of  Reimbursement  Amount is included in the Advance  Facility),  as  applicable,  pursuant to this  Agreement,  then  the  Master  Servicer  shall  identify  such  Reimbursement  Amounts  consistent  with  the
reimbursement  rights  set  forth  in  Section 3.10(a)(ii) and   (vii) and  remit  such  Reimbursement  Amounts  in
accordance  with this  Section 3.22  or otherwise in accordance  with the  documentation  establishing  the Advance
Facility to such Advancing Person or to a trustee,  agent or custodian (an "Advance  Facility  Trustee") designated by such Advancing  Person in an Advance  Facility Notice described below in  Section 3.22(b).  Notwithstanding  the foregoing,  if so required  pursuant to the terms of the Advance Facility,  the Master Servicer may direct,  and if so  directed  in writing the Trustee is hereby  authorized  to and shall pay to the  Advance  Facility  Trustee the
Reimbursement  Amounts  identified  pursuant to the  preceding  sentence.  An Advancing  Person  whose  obligations hereunder  are limited to the  funding of  Advances  and/or  Servicing  Advances  shall not be required to meet the qualifications of a Master Servicer or a Subservicer  pursuant to  Section 3.02(a) or  6.02(c) hereof and shall not be deemed to be a Subservicer  under this Agreement.  Notwithstanding  anything to the contrary herein, in no event shall  Advance  Reimbursement  Amounts or  Servicing  Advance  Reimbursement  Amounts be included in the  Available
Distribution Amount or distributed to Certificateholders.

(b)      If  the  Master  Servicer  enters  into  an  Advance   Facility  and  makes  the  election  set  forth  in
Section 3.22(a),  the Master  Servicer  and the related  Advancing  Person  shall  deliver to the Trustee a written notice and payment  instruction  (an  "Advance  Facility  Notice"),  providing  the Trustee  with  written  payment instructions as to where to remit Advance  Reimbursement  Amounts and/or Servicing  Advance  Reimbursement  Amounts
(each to the extent such type of  Reimbursement  Amount is  included  within the  Advance  Facility) on  subsequent
Distribution  Dates. The payment instruction shall require the applicable  Reimbursement  Amounts to be distributed to the Advancing  Person or to an Advance Facility  Trustee  designated in the Advance Facility Notice.  An Advance
Facility  Notice may only be  terminated  by the joint  written  direction  of the Master  Servicer and the related
Advancing Person (and any related Advance Facility Trustee).

(c)      Reimbursement  Amounts shall consist solely of amounts in respect of Advances  and/or  Servicing  Advances made with respect to the Mortgage  Loans for which the Master  Servicer  would be permitted to reimburse  itself in accordance with  Section 3.10(a)(ii) and  (vii) hereof,  assuming the Master  Servicer or the Advancing  Person had made the related  Advance(s) and/or  Servicing  Advance(s).  Notwithstanding the foregoing,  except with respect to reimbursement of  Nonrecoverable  Advances as set forth in  Section 3.10(c) of  this Agreement,  no Person shall be entitled to reimbursement from funds held in the Collection Account for future  distribution to  Certificateholders pursuant to this  Agreement.  Neither the Company nor the Trustee shall have any duty or liability  with respect to the  calculation  of any  Reimbursement  Amount,  nor shall the Company or the Trustee have any  responsibility  to track or monitor the  administration  of the Advance Facility and the Company shall not have any  responsibility to track,  monitor or verify the payment of Reimbursement  Amounts to the related Advancing Person or Advance Facility
Trustee.  The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed  accounting on a  loan-by-loan  basis as to amounts  advanced by, sold,  pledged or assigned to, and  reimbursed  to any Advancing
Person.  The Successor  Master  Servicer shall be entitled to rely on any such  information  provided by the Master
Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)      Upon the  direction  of and at the  expense of the Master  Servicer,  the Trustee  agrees to execute  such acknowledgments,  certificates,  and other documents provided by the Master Servicer and reasonably satisfactory to the Trustee  recognizing the interests of any Advancing Person or Advance  Facility  Trustee in such  Reimbursement
Amounts as the Master Servicer may cause to be made subject to Advance  Facilities  pursuant to this  Section 3.22, and such other  documents in  connection  with such Advance  Facility as may be reasonably  requested  from time to time by any Advancing Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

(e)      Reimbursement  Amounts  collected  with respect to each  Mortgage  Loan shall be allocated to  outstanding unreimbursed  Advances or  Servicing  Advances (as the case may be) made  with respect to that  Mortgage  Loan on a
"first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

(i)      Any successor Master Servicer to Residential  Funding (a "Successor  Master  Servicer") and  the Advancing
         Person or Advance  Facility  Trustee shall be required to apply all amounts  available in accordance  with this  Section 3.22(e) to  the reimbursement of Advances and Servicing  Advances in the manner provided for herein;  provided,  however,  that after the succession of a Successor Master Servicer,  (A) to the extent that any Advances or Servicing  Advances with respect to any particular  Mortgage Loan are reimbursed from payments or  recoveries,  if any,  from the  related  Mortgagor,  and  Liquidation  Proceeds or  Insurance
         Proceeds,  if any,  with  respect  to that  Mortgage  Loan,  reimbursement  shall be made,  first,  to the
         Advancing Person or Advance  Facility Trustee in respect of Advances and/or Servicing  Advances related to that Mortgage Loan to the extent of the interest of the Advancing  Person or Advance  Facility  Trustee in
         such Advances  and/or  Servicing  Advances,  second to the Master  Servicer in respect of Advances  and/or
         Servicing  Advances  related to that  Mortgage  Loan in excess of those in which the  Advancing  Person or
         Advance  Facility  Trustee Person has an interest,  and third, to the Successor Master Servicer in respect of any other Advances and/or  Servicing  Advances  related to that Mortgage Loan, from such sources as and when  collected,  and  (B) reimbursements  of Advances  and  Servicing  Advances  that are  Nonrecoverable
         Advances  shall be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand,  on the basis of the  respective  aggregate outstanding  unreimbursed  Advances and Servicing  Advances that are  Nonrecoverable  Advances owed to the
         Advancing  Person,  Advance  Facility  Trustee or Master Servicer  pursuant to this Agreement,  on the one hand, and any such Successor Master  Servicer,  on the other hand, and without regard to the date on which any such  Advances or  Servicing  Advances  shall have been made.  In the event  that,  as a result of the
         FIFO allocation made pursuant to this  Section 3.22(e),  some or all of a Reimbursement Amount paid to the
         Advancing Person or Advance  Facility Trustee relates to Advances or Servicing  Advances that were made by a Person other than  Residential  Funding or the Advancing Person or Advance  Facility  Trustee,  then the
         Advancing   Person  or  Advance  Facility  Trustee  shall  be  required  to  remit  any  portion  of  such
         Reimbursement  Amount to the  Person  entitled  to such  portion  of such  Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential  Funding shall remain  entitled to be reimbursed by the  Advancing  Person or Advance  Facility  Trustee for all Advances  and  Servicing  Advances  funded by
         Residential  Funding to the extent the related  Reimbursement  Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee.  The  documentation  establishing any Advance Facility shall require  Residential  Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each  Reimbursement  Amount  distributed to such Advancing Person or  Advance  Facility  Trustee on each date of  remittance  thereof  to such  Advancing  Person or Advance
         Facility  Trustee,  to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

(ii)     By way of  illustration,  and not by way of  limiting  the  generality  of the  foregoing,  if the  Master
         Servicer  resigns or is terminated at a time when the Master  Servicer is a party to an Advance  Facility, and is  replaced by a  Successor  Master  Servicer,  and the  Successor  Master  Servicer  directly  funds
         Advances or Servicing  Advances  with respect to a Mortgage Loan and does not assign or pledge the related
         Reimbursement  Amounts to the related Advancing Person or Advance Facility Trustee,  then all payments and recoveries  received  from the related  Mortgagor  or received in the form of  Liquidation  Proceeds  with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in connection with a liquidation of such Mortgage  Loan) will be allocated first to the Advancing  Person or Advance Facility Trustee until the  related  Reimbursement  Amounts  attributable  to such  Mortgage  Loan  that are  owed to the  Master
         Servicer and the  Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the  Successor  Master  Servicer,  have been  reimbursed  in full,  at which  point the  Successor  Master
         Servicer  shall be  entitled to retain all  related  Reimbursement  Amounts  subsequently  collected  with respect to that  Mortgage  Loan  pursuant  to  Section 3.10  of this  Agreement.  To the  extent  that the
         Advances or  Servicing  Advances  are  Nonrecoverable  Advances to be  reimbursed  on an  aggregate  basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing Person or Advance Facility  Trustee,  on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

(f)      The Master  Servicer  shall remain  entitled to be  reimbursed  for all Advances  and  Servicing  Advances funded by the Master  Servicer  to the extent the  related  rights to be  reimbursed  therefor  have not been sold, assigned or pledged to an Advancing Person.

(g)      Any amendment to this  Section 3.22  or to any other  provision of this Agreement that may be necessary or appropriate  to effect the terms of an Advance  Facility as  described  generally in this  Section 3.22,  including amendments to add  provisions  relating to a successor  Master  Servicer,  may be entered into by the Trustee,  the
Company and the Master Servicer without the consent of any  Certificateholder,  with written confirmation from each
Rating Agency that the amendment  will not result in the reduction of the ratings on any class of the  Certificates below the  lesser of the then  current  or  original  ratings  on such  Certificates,  and an opinion of counsel as required by  Section 11.01(c) notwithstanding  anything to the  contrary in  Section 11.01  of or elsewhere in this
Agreement.

(h)      Any rights of set-off that the Trust Fund,  the Trustee,  the Company,  any Successor  Master  Servicer or
any other Person might  otherwise have against the Master  Servicer  under this  Agreement  shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred,  pledged,  conveyed or assigned to any Advancing Person.

(i)      At any time when an Advancing  Person shall have ceased funding  Advances  and/or  Servicing  Advances (as the case may be) and the Advancing  Person or related Advance  Facility  Trustee shall have received  Reimbursement
Amounts  sufficient in the aggregate to reimburse all Advances and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were  assigned  to the  Advancing  Person,  then upon the  delivery of a written notice  signed by the  Advancing  Person and the  Master  Servicer  or its  successor  or  assign) to  the  Trustee terminating  the  Advance  Facility  Notice  (the  "Notice of Facility  Termination"),  the Master  Servicer or its
Successor  Master  Servicer shall again be entitled to withdraw and retain the related  Reimbursement  Amounts from the Custodial Account pursuant to Section 3.10.

(j)      After  delivery  of any Advance  Facility  Notice,  and until any such  Advance  Facility  Notice has been terminated  by a Notice of  Facility  Termination,  this  Section 3.22  may not be  amended or  otherwise  modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01      Certificate Account

(a)      The Master Servicer on behalf of the Trustee shall  establish and maintain a Certificate  Account in which the Master  Servicer  shall cause to be  deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal to the sum of (i) any Advance for the immediately  succeeding  Distribution Date,  (ii) any amount required to be deposited in the Certificate Account pursuant to  Section 3.12(a),  (iii) any amount required to be deposited in the Certificate
Account  pursuant to  Section 3.16(e) or  Section 4.07  and  (iv) all  other  amounts  constituting  the  Available
Distribution Amount for the immediately succeeding Distribution Date.

(b)      The  Trustee  shall,  upon  written  request  from the Master  Servicer,  invest or cause the  institution maintaining  the  Certificate  Account to invest the funds in the  Certificate  Account  in  Permitted  Investments
designated in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature or be payable on demand not later than the Business Day next  preceding  the  Distribution  Date next  following the date of such investment  (except that (i) any  investment in the institution  with which the  Certificate  Account is maintained may  mature or be  payable on demand on such  Distribution  Date and  (ii) any  other  investment  may mature or be payable on demand on such  Distribution  Date if the Trustee shall advance funds on such  Distribution  Date to the
Certificate  Account in the amount payable on such investment on such  Distribution  Date,  pending receipt thereof to the extent necessary to make  distributions on the  Certificates) and  shall not be sold or disposed of prior to maturity.  Subject to  Section 3.16(e),  all income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred  in respect of any such  investments  shall be  deposited  in the  Certificate  Account by the
Master Servicer out of its own funds  immediately as realized  without any right of  reimbursement.  The Trustee or its  Affiliates  are permitted to receive  compensation  that could be deemed to be in the Trustee's  economic self interest  for (i) serving as  investment  adviser  (with  respect to  investments  made  through  its  Affiliates), administrator,  shareholder  servicing  agent,  custodian or sub custodian with respect to certain of the Permitted
Investments,  (ii) using  Affiliates to effect  transactions in certain  Permitted  Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02      Distributions

         As provided in Section 4.02 of the Series Supplement.

Section 4.03      Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting

(a)      Concurrently  with  each  distribution  charged  to the  Certificate  Account  and  with  respect  to each
Distribution  Date the Master  Servicer  shall forward to the Trustee and the Trustee shall either  forward by mail or make  available to each Holder and the Company,  via the Trustee's  internet  website,  a statement  (and at its option,  any additional files containing the same information in an alternative  format) setting  forth information as to each Class of  Certificates,  the Mortgage  Pool and, if the  Mortgage  Pool is comprised of two or more Loan
Groups,  each Loan Group,  to the extent  applicable.  This statement will include the  information set forth in an exhibit to the Series  Supplement.  Such exhibit shall set forth the Trustee's  internet  website address  together with a phone  number.  The Trustee  shall mail to each Holder that  requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution  procedures set forth in this  Section provided  that such procedures are no less  convenient for the  Certificateholders.  The Trustee shall provide prior  notification to the Company, the Master Servicer and the  Certificateholders  regarding any such modification.  In addition, the
Master  Servicer shall provide to any manager of a trust fund consisting of some or all of the  Certificates,  upon reasonable  request,  such  additional  information  as is  reasonably  obtainable  by the  Master  Servicer  at no additional  expense to the Master  Servicer.  Also, at the request of a Rating  Agency,  the Master  Servicer shall provide the  information  relating to the Reportable  Modified  Mortgage Loans  substantially  in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master
Servicer  shall not be required to provide such  information  more than four times in a calendar year to any Rating
Agency.

(b)      Within a reasonable  period of time after it receives a written  request  from a Holder of a  Certificate, other than a Class R Certificate,  the Master Servicer shall prepare,  or cause to be prepared,  and shall forward, or  cause  to be  forwarded,  to each  Person  who at any  time  during  the  calendar  year  was the  Holder  of a
Certificate,  other  than a Class R  Certificate,  a  statement  containing  the  information  set forth in clauses
(v) and  (vi) of  the exhibit to the Series  Supplement  referred to in  subSection (a) above  aggregated  for such calendar year or applicable  portion thereof during which such Person was a  Certificateholder.  Such obligation of the  Master  Servicer  shall  be  deemed  to have  been  satisfied  to the  extent  that  substantially  comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)      Within a  reasonable  period of time  after it  receives  a written  request  from any Holder of a Class R
Certificate,  the Master  Servicer  shall  prepare,  or cause to be  prepared,  and shall  forward,  or cause to be forwarded,  to each  Person who at any time during the  calendar  year was the Holder of a Class R  Certificate,  a statement  containing the applicable  distribution  information  provided pursuant to this Section 4.03  aggregated for such  calendar  year or  applicable  portion  thereof  during  which  such  Person  was the Holder of a Class R
Certificate.  Such  obligation  of the Master  Servicer  shall be deemed to have been  satisfied to the extent that substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the
Code.

(d)      Upon  the  written  request  of  any  Certificateholder,  the  Master  Servicer,  as  soon  as  reasonably
practicable,   shall  provide  the  requesting   Certificateholder  with  such  information  as  is  necessary  and
appropriate,   in  the  Master  Servicer's  sole  discretion,  for  purposes  of  satisfying  applicable  reporting requirements under Rule 144A.

(e)      The Master  Servicer  shall,  on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the  Commission any periodic  reports  required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission  thereunder  including,  without limitation,  reports on Form 10-K,
Form 10-D and Form 8-K.  In  connection  with the  preparation  and filing of such  periodic  reports,  the Trustee shall timely provide to the Master Servicer (I) a list of  Certificateholders  as shown on the Certificate Register as of the end of each calendar  year,  (II) copies of all  pleadings,  other legal process and any other  documents relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice  of all matters that, to the actual  knowledge of a  Responsible  Officer of the  Trustee,  have been  submitted to a vote of the  Certificateholders,  other than those  matters that have been  submitted to a vote of the  Certificateholders  at the request of the Company or the
Master Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders as  required  pursuant  to the Series  Supplement.  Neither  the Master  Servicer  nor the  Trustee  shall have any liability  with  respect to the  Master  Servicer's  failure to  properly  prepare  or file such  periodic  reports resulting from or relating to the Master  Servicer's  inability or failure to obtain any  information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)      Any Form 10-K filed with the Commission in connection with this Section 4.03  shall include,  with respect to the Certificates relating to such 10-K:

(i)      A  certification,  signed by the  senior  officer  in  charge of the  servicing  functions  of the  Master
         Servicer,  in the form  attached as Exhibit O hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in  compliance  with Rules 13a-14 and 15d-14 under the
         Exchange Act and any additional directives of the Commission.

(ii)     A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable servicing  criteria  set  forth  in  relevant  Commission  regulations  with  respect  to  mortgage-backed securities  transactions  taken as a whole involving the Master Servicer that are backed by the same types of assets as those  backing the  certificates,  as well as similar  reports on  assessment  of  compliance received from other parties  participating  in the servicing  function as required by relevant  Commission regulations,  as described in Item  1122(a) of  Regulation  AB. The Master  Servicer shall obtain from all other parties participating in the servicing function any required assessments.

(iii)    With respect to each  assessment  report  described  immediately  above,  a report by a registered  public accounting  firm that  attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as  described  in  Regulation  1122(b) of  Regulation  AB and
         Section 3.19

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)      In connection  with the Form 10-K  Certification,  the Trustee  shall  provide the Master  Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

(h)      This  Section 4.03  may  be  amended  in  accordance  with  this  Agreement  without  the  consent  of the
Certificateholders.

(i)      The Trustee  shall make  available on the  Trustee's  internet  website each of the reports filed with the
Commission by or on behalf of the Company under the Exchange Act upon delivery of such reports to the Trustee.

Section 4.04      Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer

(a)      Prior to the close of business on the  Determination  Date,  the Master  Servicer  shall furnish a written statement  to the  Trustee,  any  Paying  Agent and the  Company  (the  information  in such  statement  to be made available to  Certificateholders  and any  Certificate  Insurer by the Master  Servicer on  request) setting  forth
(i) the Available  Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately  succeeding  Certificate Account Deposit Date pursuant to clause (iii) of  Section 4.01(a).  The  determination  by the Master Servicer of such amounts shall, in the absence of obvious  error,  be  presumptively  deemed to be correct for all  purposes  hereunder  and the Trustee  shall be protected in relying upon the same without any independent check or verification.

(b)      On or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date, the Master Servicer shall either  (i) deposit  in the  Certificate  Account  from  its  own  funds,  or  funds  received  therefor  from  the
Subservicers,  an amount  equal to the  Advances  to be made by the  Master  Servicer  in  respect  of the  related
Distribution  Date,  which shall be in an aggregate  amount equal to the aggregate amount of Monthly Payments (with each  interest  portion  thereof  adjusted to the Net  Mortgage  Rate),  less the amount of any  related  Servicing
Modifications,  Debt Service  Reductions  or reductions  in the amount of interest  collectable  from the Mortgagor pursuant to the Relief Act, on the Outstanding  Mortgage Loans as of the related Due Date,  which Monthly  Payments were not  received  as of the close of  business as of the related  Determination  Date;  provided  that no Advance shall be made if it would be a  Nonrecoverable  Advance,  (ii) withdraw  from  amounts on deposit in the  Custodial
Account and deposit in the  Certificate  Account  all or a portion of the Amount  Held for Future  Distribution  in discharge of any such Advance,  or (iii) make  advances in the form of any combination of (i) and  (ii) aggregating the amount of such  Advance.  Any portion of the Amount Held for Future  Distribution  so used shall be replaced by the Master  Servicer  by deposit in the  Certificate  Account on or before  11:00 A.M.  New York time on any future
Certificate  Account  Deposit Date to the extent that funds  attributable  to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate  Account on such Certificate  Account Deposit Date shall be less than  payments  to  Certificateholders  required to be made on the  following  Distribution  Date.  The Master
Servicer shall be entitled to use any Advance made by a Subservicer as described in  Section 3.07(b) that  has been deposited in the Custodial  Account on or before such  Distribution  Date as part of the Advance made by the Master
Servicer pursuant to this  Section 4.04.  The amount of any reimbursement  pursuant to  Section 4.02(a) in  respect of  outstanding  Advances  on any  Distribution  Date shall be  allocated  to  specific  Monthly  Payments  due but delinquent  for  previous  Due Periods,  which  allocation  shall be made,  to the extent  practicable,  to Monthly
Payments  which have been  delinquent  for the longest  period of time.  Such  allocations  shall be conclusive for purposes  of  reimbursement  to the  Master  Servicer  from  recoveries  on  related  Mortgage  Loans  pursuant  to
Section 3.10.

         The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance or that any proposed
Advance,  if made,  would constitute a Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate of the Master Servicer delivered to the Company and the Trustee.

         If the Master Servicer  determines as of the Business Day preceding any  Certificate  Account Deposit Date that it will be unable to deposit in the  Certificate  Account an amount  equal to the Advance  required to be made for the immediately  succeeding  Distribution Date, it shall give notice to the Trustee of its inability to advance
(such notice may be given by telecopy),  not later than 3:00 P.M., New York time, on such Business Day,  specifying the  portion of such  amount that it will be unable to  deposit.  Not later than 3:00 P.M.,  New York time,  on the
Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been  notified in writing (by  telecopy) that  the Master  Servicer  shall have  directly or  indirectly deposited in the  Certificate  Account  such  portion of the amount of the Advance as to which the Master  Servicer shall have given notice pursuant to the preceding  sentence,  pursuant to  Section 7.01,  (a) terminate  all of the rights and obligations of the Master Servicer under this Agreement in accordance with  Section 7.01  and (b) assume the  rights  and  obligations  of the  Master  Servicer  hereunder,  including  the  obligation  to  deposit in the
Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         The Trustee  shall  deposit  all funds it receives  pursuant  to this  Section 4.04  into the  Certificate
Account.

Section 4.05      Allocation of Realized Losses

         As provided in Section 4.05 of the Series Supplement.

Section 4.06      Reports of Foreclosures and Abandonment of Mortgaged Property

         The Master  Servicer or the  Subservicers  shall file  information  returns with respect to the receipt of mortgage interests  received in a trade or business,  the reports of foreclosures and abandonments of any Mortgaged
Property  and the  information  returns  relating  to  cancellation  of  indebtedness  income  with  respect to any
Mortgaged  Property  required by Sections  6050H,  6050J and 6050P,  respectively,  of the Code, and deliver to the
Trustee an  Officers'  Certificate  on or before  March 31 of each year  stating that such reports have been filed.
Such reports shall be in form and  substance  sufficient  to meet the  reporting  requirements  imposed by Sections
6050H, 6050J and 6050P of the Code.

Section 4.07      Optional Purchase of Defaulted Mortgage Loans

(a)      With respect to any Mortgage Loan which is delinquent in payment by 90 days or more,  the Master  Servicer may, at its option,  purchase such Mortgage Loan from the Trustee at the Purchase Price  therefor;  provided,  that such  Mortgage  Loan that  becomes 90 days or more  delinquent  during  any given  calendar  quarter  shall only be eligible  for  purchase  pursuant to this  Section during  the period  beginning  on the first  Business Day of the following  calendar  quarter,  and  ending at the close of  business  on the  second-to-last  Business  Day of such following  calendar quarter;  and provided,  further,  that such Mortgage Loan is 90 days or more delinquent at the time of  repurchase.  Such option if not exercised  shall not  thereafter  be  reinstated as to any Mortgage  Loan, unless the  delinquency is cured and the Mortgage Loan  thereafter  again becomes  delinquent in payment by 90 days or more in a subsequent calendar quarter.

(b)      If at any time the Master Servicer makes a payment to the Certificate  Account  covering the amount of the
Purchase Price for such a Mortgage Loan as provided in  clause (a) above,  and the Master Servicer  provides to the
Trustee a  certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited in the Certificate  Account,  then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without  recourse to the Master Servicer which shall succeed to all the Trustee's right,  title and interest in and to such  Mortgage  Loan,  and all security and  documents  relative  thereto.  Such  assignment shall be an assignment  outright and not for security.  The Master  Servicer will thereupon own such Mortgage,  and all such  security and  documents,  free of any further  obligation to the Trustee or the  Certificateholders  with respect thereto.

         If,  however,  the Master  Servicer  shall have exercised its right to repurchase a Mortgage Loan pursuant to this  Section 4.07  upon the  written  request of and with funds  provided by the Junior  Certificateholder  and thereupon transferred such Mortgage Loan to the Junior  Certificateholder,  the Master Servicer shall so notify the
Trustee in writing.

Section 4.08      Surety Bond

(a)      If a Required  Surety  Payment is payable  pursuant  to the  Surety  Bond with  respect to any  Additional
Collateral  Loan,  the Master  Servicer  shall so notify  the  Trustee as soon as  reasonably  practicable  and the
Trustee  shall  promptly  complete  the notice in the form of  Attachment  1 to the Surety Bond and shall  promptly submit such notice to the Surety as a claim for a Required  Surety.  The Master  Servicer shall upon request assist the Trustee in  completing  such notice and shall  provide any  information  requested by the Trustee in connection therewith.

(b)      Upon receipt of a Required  Surety Payment from the Surety on behalf of the Holders of  Certificates,  the
Trustee shall deposit such Required  Surety Payment in the Certificate  Account and shall  distribute such Required
Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c)      The Trustee shall  (i) receive as  attorney-in-fact  of each Holder of a Certificate  any Required  Surety
Payment  from  the  Surety  and  (ii) disburse  the  same to the  Holders  of such  Certificates  as set  forth  in
Section 4.02.

ARTICLE V

                                                 THE CERTIFICATES

Section 5.01      The Certificates

(a)      The Senior,  Class X, Class M, Class B, Class P, Class SB and Class R Certificates  shall be substantially in the forms set forth in Exhibits A, A-I, B, C, C-I, C-II and D,  respectively,  or such other form or forms shall be set forth in the Series  Supplement,  and shall,  on original issue, be executed and delivered by the Trustee to the Certificate  Registrar for  authentication and delivery to or upon the order of the Company upon receipt by the
Trustee or the Custodian of the documents  specified in  Section 2.01.  The  Certificates  shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

         The  Certificates  shall be executed by manual or facsimile  signature on behalf of an authorized  officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such  offices  prior to the  authentication  and delivery of such  Certificate  or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any benefit under this  Agreement, or be  valid  for  any  purpose,  unless  there  appears  on  such  Certificate  a  certificate  of  authentication substantially in the form provided for herein executed by the Certificate  Registrar by manual signature,  and such certificate upon any Certificate  shall be conclusive  evidence,  and the only evidence,  that such Certificate has
been  duly   authenticated  and  delivered   hereunder.   All  Certificates  shall  be  dated  the  date  of  their
authentication.

(b)      Except as provided below,  registration of Book-Entry  Certificates  may not be transferred by the Trustee except to another  Depository  that agrees to hold such  Certificates  for the respective  Certificate  Owners with
Ownership  Interests  therein.  The Holders of the Book-Entry  Certificates  shall hold their respective  Ownership
Interests in and to each of such  Certificates  through the book-entry  facilities of the Depository and, except as provided  below,  shall not be entitled to Definitive  Certificates  in respect of such  Ownership  Interests.  All transfers by Certificate  Owners of their respective  Ownership  Interests in the Book-Entry  Certificates shall be made in accordance  with the procedures  established by the Depository  Participant or brokerage firm  representing such  Certificate  Owner.  Each  Depository  Participant  shall  transfer  the  Ownership  Interests  only  in  the
Book-Entry  Certificates  of Certificate  Owners it represents or of brokerage  firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee,  the Master  Servicer and the Company may for all purposes  (including the making of payments
due  on  the  respective  Classes  of  Book-Entry   Certificates) deal   with  the  Depository  as  the  authorized
representative  of the Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates  for the purposes of  exercising  the rights of  Certificateholders  hereunder.  The rights of  Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  shall be limited to those  established  by law and agreements  between such Certificate  Owners and the Depository  Participants and brokerage firms representing such
Certificate  Owners.  Multiple  requests and  directions  from, and votes of, the Depository as Holder of any Class of Book-Entry  Certificates  with respect to any  particular  matter shall not be deemed  inconsistent  if they are made with  respect to  different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record date in connection  with  solicitations  of  consents  from or voting by  Certificateholders  and shall give  notice to the
Depository of such record date.

         If with respect to any Book-Entry  Certificate  (i)(A) the Company advises the Trustee in writing that the
Depository is no longer willing or able to properly  discharge its  responsibilities  as Depository with respect to such  Book-Entry  Certificate  and  (B) the  Company  is unable to locate a  qualified  successor,  or  (ii)(A) the
Depositor at its option advises the Trustee in writing that it elects to terminate the  book-entry  system for such
Book-Entry  Certificate  through  the  Depositary  and  (B) upon  receipt  of  notice  from the  Depository  of the
Depositor's  election  to  terminate  the  book-entry  system  for  such  Book-Entry  Certificate,  the  Depository
Participants holding beneficial interests in such Book-Entry  Certificates agree to initiate such termination,  the
Trustee  shall  notify all  Certificate  Owner of such  Book-Entry  Certificate,  through  the  Depository,  of the occurrence of any such event and of the availability of Definitive  Certificates to Certificate  Owners  requesting the same.  Upon  surrender  to the  Trustee  of the  Book-Entry  Certificates  by the  Depository,  accompanied  by
registration   instructions  from  the  Depository  for  registration  of  transfer,  the  Trustee  shall  execute, authenticate and deliver the Definitive Certificates.

         In addition,  if an Event of Default has occurred and is continuing,  each  Certificate  Owner  materially adversely affected thereby may at its option request a Definitive  Certificate  evidencing such Certificate Owner's
Percentage  Interest in the related Class of Certificates.  In order to make such request,  such Certificate  Owner shall,  subject to the rules and procedures of the  Depository,  provide the  Depository or the related  Depository
Participant  with directions for the Trustee to exchange or cause the exchange of the Certificate  Owner's interest in such Class of Certificates  for an equivalent  Percentage  Interest in fully  registered  definitive  form. Upon receipt by the Trustee of  instruction  from the  Depository  directing the Trustee to effect such  exchange  (such instructions  to  contain  information  regarding  the Class of  Certificates  and the  Certificate  Balance  being exchanged,  the  Depository  Participant  account to be debited with the  decrease,  the  registered  holder of and delivery  instructions  for the  Definitive  Certificates  and any other  information  reasonably  required  by the
Trustee),  (i) the Trustee shall instruct the Depository to reduce the related Depository  Participant's account by the aggregate  Certificate  Principal  Balance of the  Definitive  Certificates,  (ii) the  Trustee shall  execute, authenticate  and  deliver,  in  accordance  with  the  registration  and  delivery  instructions  provided  by the
Depository,  a Definitive  Certificate  evidencing such Certificate  Owner's  Percentage  Interest in such Class of
Certificates  and (iii) the  Trustee shall execute and  authenticate  a new Book-Entry  Certificate  reflecting the reduction  in the  aggregate  Certificate  Principal  Balance  of such Class of  Certificates  by the amount of the
Definitive Certificates.

         None of the  Company,  the Master  Servicer  or the Trustee  shall be liable for any actions  taken by the
Depository  or its nominee,  including,  without  limitation,  any delay in delivery of any  instructions  required under  Section 5.01 and may  conclusively  rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of Definitive  Certificates  the Trustee and the Master  Servicer  shall  recognize the Holders of the
Definitive Certificates as Certificateholders hereunder.

(c)      If the Class A-V Certificates are Definitive  Certificates,  from time to time Residential Funding, as the initial Holder of the Class A-V  Certificates,  may exchange such Holder's Class A-V Certificates for Subclasses of
Class A-V  Certificates to be issued under this Agreement by delivering a "Request for Exchange"  substantially  in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses,  in the aggregate,  will represent the  Uncertificated  Class A-V REMIC Regular  Interests  corresponding  to the Class A-V  Certificates so surrendered  for exchange.  Any Subclass so issued shall bear a numerical  designation  commencing with Class A-V-1 and continuing sequentially  thereafter,  and will evidence ownership of the Uncertificated Class A-V REMIC Regular
Interest or Interests  specified in writing by such initial  Holder to the Trustee.  The Trustee may  conclusively, without  any  independent  verification,  rely on, and shall be  protected  in relying  on,  Residential  Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests  corresponding to any Subclass,  the Initial
Notional Amount and the initial  Pass-Through  Rate on a Subclass as set forth in such Request for Exchange and the
Trustee  shall have no duty to determine if any  Uncertificated  Class A-V REMIC Regular  Interest  designated on a
Request for Exchange  corresponds to a Subclass which has previously been issued.  Each Subclass so issued shall be substantially  in the form set forth in Exhibit A and shall,  on original  issue,  be executed and delivered by the
Trustee to the Certificate  Registrar for  authentication  and delivery in accordance with  Section 5.01(a).  Every
Certificate  presented or  surrendered  for exchange by the initial  Holder shall (if so required by the Trustee or the Certificate  Registrar) be  duly endorsed by, or be accompanied by a written instrument of transfer attached to such  Certificate  and shall be completed to the  satisfaction  of the Trustee and the  Certificate  Registrar duly executed by, the initial  Holder  thereof or his attorney  duly  authorized  in writing.  The  Certificates  of any
Subclass  of Class  A-V  Certificates  may be  transferred  in  whole,  but not in  part,  in  accordance  with the provisions of Section 5.02.

Section 5.02      Registration of Transfer and Exchange of Certificates

(a)      The Trustee  shall cause to be kept at one of the  offices or agencies to be  appointed  by the Trustee in accordance  with the  provisions  of  Section 8.12  a  Certificate  Register in which,  subject to such  reasonable regulations as it may prescribe,  the Trustee shall provide for the  registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of  registering  Certificates  and transfers  and exchanges of  Certificates  as herein  provided.  The
Certificate   Registrar,   or  the  Trustee,   shall  provide  the  Master   Servicer  with  a  certified  list  of
Certificateholders as of each Record Date prior to the related Determination Date.

(b)      Upon  surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee maintained for such purpose  pursuant to Section 8.12  and, in the case of any Class M, Class B, Class P or Class R
Certificate,  upon  satisfaction  of the conditions set forth below,  the Trustee shall execute and the Certificate
Registrar shall  authenticate  and deliver,  in the name of the designated  transferee or transferees,  one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c)      At the  option  of the  Certificateholders,  Certificates  may be  exchanged  for  other  Certificates  of authorized  denominations of a like Class (or Subclass) and  aggregate Percentage  Interest,  upon surrender of the
Certificates  to be  exchanged at any such office or agency.  Whenever  any  Certificates  are so  surrendered  for exchange the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver the Certificates of such  Class  which the  Certificateholder  making  the  exchange  is  entitled  to  receive.  Every  Certificate presented  or  surrendered  for  transfer  or exchange  shall (if so  required  by the  Trustee or the  Certificate
Registrar) be  duly endorsed by, or be accompanied by a written  instrument of transfer in form satisfactory to the
Trustee and the  Certificate  Registrar  duly executed by, the Holder  thereof or his attorney  duly  authorized in writing.

(d)      No transfer,  sale,  pledge or other  disposition of a Class B Certificate or Class P Certificate shall be made unless such transfer,  sale, pledge or other  disposition is exempt from the registration  requirements of the
Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in accordance with said
Act and laws.  In the event that a transfer of a Class B Certificate  or Class P  Certificate  is to be made either
(i)(A) the  Trustee  shall  require  a  written  Opinion  of  Counsel  acceptable  to and  in  form  and  substance satisfactory  to the Trustee and the Company that such transfer may be made  pursuant to an  exemption,  describing the applicable  exemption and the basis therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate  thereof,  the Company or the
Master  Servicer  shall  provide  such  Opinion of Counsel at their own  expense);  provided  that such  Opinion of
Counsel will not be required in  connection  with the initial  transfer of any such  Certificate  by the Company or any  Affiliate  thereof to the  Company or an  Affiliate  of the  Company and  (B) the  Trustee  shall  require the transferee to execute a  representation  letter,  substantially in the form of Exhibit H (with respect to any Class
B Certificate) or Exhibit G-1 (with respect to any Class P Certificate)  hereto,  and the Trustee shall require the transferor to execute a representation  letter,  substantially in the form of Exhibit I hereto,  each acceptable to and in form and  substance  satisfactory  to the Company and the Trustee  certifying to the Company and the Trustee the facts  surrounding  such transfer,  which  representation  letters shall not be an expense of the Trustee,  the
Company or the Master  Servicer;  provided,  however,  that such  representation  letters  will not be  required in connection with any transfer of any such  Certificate by the Company or any Affiliate  thereof to the Company or an
Affiliate of the Company,  and the Trustee shall be entitled to  conclusively  rely upon a  representation  (which, upon the  request  of the  Trustee,  shall be a written  representation) from  the  Company,  of the status of such transferee  as an  Affiliate  of the Company or (ii) the  prospective  transferee  of such a  Certificate  shall be required to provide the Trustee,  the Company and the Master Servicer with an investment  letter  substantially  in the  form of  Exhibit  J  attached  hereto  (or  such  other  form as the  Company  in its  sole  discretion  deems acceptable),  which investment  letter shall not be an expense of the Trustee,  the Company or the Master Servicer, and which investment  letter states that,  among other things,  such transferee  (A) is a "qualified  institutional buyer" as defined under  Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional buyers"  as  defined  under  Rule 144A,  and  (B) is  aware  that the  proposed  transferor  intends to rely on the exemption from  registration  requirements  under the Securities Act provided by Rule 144A.  The Holder of any such
Certificate  desiring to effect any such transfer,  sale, pledge or other disposition  shall, and does hereby agree to, indemnify the Trustee,  the Company,  the Master Servicer and the Certificate  Registrar  against any liability that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)      (i) In the case of any Class B, Class P, Class SB or Class R  Certificate  presented for  registration  in the name of any Person,  either (A) the  Trustee shall require an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the  Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of such Class B, Class P, Class SB or Class R Certificate  are permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of the Employee Retirement Income
Security  Act of  1974,  as  amended  ("ERISA"),  or  Section 4975  of the Code (or  comparable  provisions  of any subsequent  enactments),  and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or  Section 4975  of the Code) in  addition to those undertaken in this Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Company or the
Master Servicer or (B) the  prospective  Transferee  shall be required to provide the Trustee,  the Company and the
Master  Servicer  with a  certification  to the effect set forth in paragraph six of Exhibit H (with respect to any
Class B  Certificate) or  paragraph  fifteen  of  Exhibit  G-1 (with  respect  to any Class R,  Class SB or Class P
Certificate),  which  the  Trustee  may  rely  upon  without  further  inquiry  or  investigation,  or  such  other certifications  as the Trustee may deem  desirable or necessary in order to establish  that such  Transferee or the
Person in whose name such  registration  is  requested  either  (a) is not an employee  benefit  plan or other plan subject to the prohibited  transaction  provisions of ERISA or  Section 4975  of the Code (each, a "Plan"),  or any
Person (including,  without  limitation,  an investment manager, a named fiduciary or a trustee of any Plan) who is using plan  assets,  within  the  meaning  of the U.S.  Department  of Labor  regulation  promulgated  at 29 C.F.R.
Section 2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan to effect such  acquisition  (each, a "Plan
Investor") or  (b) in  the case of any Class B  Certificate,  the  following  conditions  are  satisfied:  (i) such
Transferee is an insurance  company,  (ii) the  source of funds used to purchase or hold such  Certificate  (or any interest  therein) is an "insurance  company general  account" (as defined in U.S.  Department of Labor  Prohibited
Transaction  Class  Exemption  ("PTCE") 95-60),  and (iii) the  conditions  set forth in Sections I and III of PTCE
95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

(ii)     Any  Transferee of a Class M Certificate  will be deemed to have  represented by virtue of its purchase or holding of such Certificate (or any interest  therein) that  either (a) such Transferee is not a Plan or a
         Plan Investor,  (b) it has acquired and is holding such Certificate in reliance on Prohibited  Transaction
         Exemption  ("PTE") 94-29,  59 Fed. Reg. 14674 (March 29, 1994),  as most recently  amended by PTE 2007-05,
         72 Fed.  Reg.  13130  (March 20,  2007) (the  "RFC  Exemption"),  and that it  understands  that there are certain  conditions to the  availability  of the RFC Exemption  including  that such  Certificate  must be rated, at the time of purchase,  not lower than "BBB-" (or its  equivalent) by  Standard & Poor's,  Fitch,
         Moody's, DBRS Limited or DBRS, Inc. or (c) such Transferee is a Complying Insurance Company.

(iii)    (A)               If any Class M Certificate (or any interest  therein) is  acquired or held by any Person that  does not  satisfy  the  conditions  described  in  paragraph  (ii) above,  then  the last  preceding
         Transferee  that  either  (i) is  not a  Plan  or a  Plan  Investor,  (ii) acquired  such  Certificate  in compliance with the RFC Exemption,  or (iii) is a Complying  Insurance  Company shall be restored,  to the extent  permitted by law, to all rights and  obligations as Certificate  Owner thereof  retroactive to the date of such Transfer of such Class M  Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

(B)      (C)      Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or any interest  therein) was  effected in violation of the  restrictions in this  Section 5.02(e) shall indemnify and hold  harmless the Company,  the Trustee,  the Master  Servicer,  any  Subservicer,
                  each  Underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

(iv)     Any Purchaser of an allowable combination of Exchangeable  Certificates or Exchanged  Certificates will be deemed to have  represented  by virtue of its purchase and holding of such  Certificates  (or any interest therein)  that either (a) it is not a Plan or a Plan  Investor or (b) it has  acquired and is holding such
         Certificates  in reliance on the RFC Exemption and that it understands  that there are certain  conditions to the availability of the RFC Exemption  including that such  Certificates  must be rated, at the time of the  exchange,  not lower than "BBB-" (or its  equivalent)  by  Standard & Poor's,  Fitch,  Moody's,  DBRS
         Limited or DBRS, Inc.

(v)      Any  Purchaser  of a  combination  of  Exchangeable  Certificates  or Exchanged  Certificates  that is not eligible for exemptive  relief under the RFC  Exemption  will be deemed to have  represented  by virtue of its purchase and holding of such  Certificates (or any interest  therein) that either (a) it is not a Plan or a Plan Investor;  (b) it is a Complying  Insurance Company;  or (c) it has provided the Trustee with an
         Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of such  Certificates  by or on behalf of those  entities are  permissible  under  applicable  law,  will not  constitute  or result in a non-exempt prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee,  the Company and the Master Servicer to any  obligation or liability  (including  obligations  or  liabilities  under ERISA or Section 4975 of the
         Code) in  addition  to those  undertaken  in this  Agreement,  which  Opinion of  Counsel  shall not be an expense of the Trustee, the Company or the Master Servicer.

(f)      (i)      Each Person who has or who  acquires any  Ownership  Interest in a Class R  Certificate  shall be deemed by the  acceptance or  acquisition  of such  Ownership  Interest to have agreed to be bound by the following provisions and to have irrevocably  authorized the Trustee or its designee under  clause (iii)(A) below  to deliver payments  to  a  Person  other  than  such  Person  and  to  negotiate  the  terms  of  any  mandatory  sale  under clause (iii)(B) below  and to  execute  all  instruments  of  transfer  and to do all  other  things  necessary  in connection  with  any  such  sale.  The  rights  of each  Person  acquiring  any  Ownership  Interest  in a Class R
Certificate are expressly subject to the following provisions:

(A)  Each  Person  holding or  acquiring  any  Ownership  Interest  in a Class R  Certificate  shall be a Permitted
     Transferee  and shall  promptly  notify  the  Trustee  of any  change or  impending  change in its status as a
     Permitted Transferee.

(B)  In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require  delivery to it, and shall not register the Transfer of any Class R Certificate  until its receipt of,
     (I) an affidavit and agreement (a "Transfer  Affidavit and  Agreement," in the form attached hereto as Exhibit
     G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting,  among other  things,  that it is a Permitted  Transferee,  that it is not acquiring its Ownership
     Interest in the Class R  Certificate  that is the subject of the  proposed  Transfer as a nominee,  trustee or agent for any Person who is not a Permitted Transferee,  that for so long as it retains its Ownership Interest in a Class R  Certificate,  it will  endeavor to remain a Permitted  Transferee,  and that it has reviewed the provisions  of this  Section  5.02(f)  and  agrees to be bound by them,  and (II) a  certificate,  in the form attached  hereto as Exhibit  G-2,  from the Holder  wishing to transfer the Class R  Certificate,  in form and substance  satisfactory  to the Master  Servicer,  representing  and warranting,  among other things,  that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)  Notwithstanding  the delivery of a Transfer Affidavit and Agreement by a proposed  Transferee under clause (B)
     above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed  Transferee  is not a  Permitted  Transferee,  no  Transfer  of an  Ownership  Interest  in a Class R
     Certificate to such proposed Transferee shall be effected.

(D)  Each Person holding or acquiring any Ownership  Interest in a Class R Certificate shall agree (x) to require a
     Transfer  Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership
     Interest  in a Class R  Certificate  and (y) not to  transfer  its  Ownership  Interest  unless it  provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)  Each Person holding or acquiring an Ownership  Interest in a Class R  Certificate,  by purchasing an Ownership
     Interest in such  Certificate,  agrees to give the Trustee written notice that it is a "pass-through  interest holder" within the meaning of Temporary  Treasury  Regulations  Section  1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership  Interest in a Class R Certificate,  if it is, or is holding an Ownership Interest in a
     Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer
     Affidavit and Agreement,  a certificate of the Holder  requesting such transfer in the form attached hereto as
     Exhibit  G-2 and all of such  other  documents  as shall have been  reasonably  required  by the  Trustee as a condition to such  registration.  Transfers  of the Class R  Certificates  to  Non-United  States  Persons and
     Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate,  then the last preceding
     Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and  obligations  as
     Holder thereof  retroactive  to the date of  registration  of such Transfer of such Class R Certificate.  If a
     Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States
     Person shall be restored,  to the extent  permitted by law, to all rights and  obligations  as Holder  thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class
     R Certificate is disregarded  pursuant to the provisions of Treasury  Regulations  Section 1.860E-1 or Section
     1.860G-3,  then the last preceding Permitted Transferee shall be restored,  to the extent permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of registration of such Transfer of such
     Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate  that is in fact not permitted by this Section 5.02(f) or for making any payments due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)  If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section  5.02(f) and to the extent that the  retroactive  restoration of the rights of the Holder of such
     Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the
     Master  Servicer  shall  have the  right,  without  notice to the  holder or any prior  holder of such Class R
     Certificate,  to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master  Servicer may choose.  Such purported  Transferee  shall promptly  endorse and deliver each Class R
     Certificate  in accordance  with the  instructions  of the Master  Servicer.  Such purchaser may be the Master
     Servicer  itself or any Affiliate of the Master  Servicer.  The proceeds of such sale, net of the  commissions
     (which may include commissions  payable to the Master Servicer or its Affiliates),  expenses and taxes due, if any, shall be remitted by the Master  Servicer to such purported  Transferee.  The terms and conditions of any sale under this clause  (iii)(B) shall be determined in the sole  discretion of the Master  Servicer,  and the
     Master  Servicer shall not be liable to any Person having an Ownership  Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer,  on behalf of the Trustee,  shall make available,  upon written request from the Trustee, all information  necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding
     "excess  inclusions" of such Class R Certificates  required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5),  and (B) as a
     result of any regulated  investment  company,  real estate investment trust,  common trust fund,  partnership, trust,  estate or  organization  described in Section  1381 of the Code that holds an Ownership  Interest in a
     Class R  Certificate  having  as  among  its  record  holders  at any time any  Person  who is a  Disqualified
     Organization.  Reasonable  compensation  for providing such information may be required by the Master Servicer from such Person.

(v)  The  provisions  of this  Section  5.02(f)  set forth prior to this  clause (v) may be  modified,  added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)  written  notification from each Rating Agency to the effect that the modification,  addition to or elimination of such provisions  will not cause such Rating Agency to downgrade its  then-current  ratings,  if any, of any
     Class of the Senior,  Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)  subject to Section 10.01(f),  an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance  satisfactory to the Master Servicer,  to the effect that such  modification,  addition  to or absence of such  provisions  will not cause any portion of any REMIC formed  under the Series  Supplement  to cease to qualify as a REMIC and will not cause (x) any portion of any
     REMIC formed under the Series  Supplement to be subject to an  entity-level  tax caused by the Transfer of any
     Class R Certificate  to a Person that is a Disqualified  Organization  or (y) a  Certificateholder  or another
     Person to be subject to a  REMIC-related  tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)      No service  charge  shall be made for any  transfer  or  exchange of  Certificates  of any Class,  but the
Trustee may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates

         If (i) any  mutilated  Certificate  is surrendered to the  Certificate  Registrar,  or the Trustee and the
Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the  destruction,  loss  or  theft  of  any
Certificate,  and (ii) there is delivered to the Trustee and the  Certificate  Registrar such security or indemnity as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the Trustee or the
Certificate  Registrar that such Certificate has been acquired by a bona fide purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the
Trustee  may  require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in  relation  thereto  and any other  expenses  (including  the fees and  expenses  of the  Trustee and the
Certificate  Registrar) connected  therewith.  Any  duplicate  Certificate  issued  pursuant to this  Section shall constitute complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04      Persons Deemed Owners

         Prior to due  presentation  of a  Certificate  for  registration  of  transfer,  the  Company,  the Master
Servicer,  the Trustee,  any  Certificate  Insurer,  the  Certificate  Registrar and any agent of the Company,  the
Master Servicer,  the Trustee,  any Certificate Insurer or the Certificate  Registrar may treat the Person in whose name any  Certificate  is registered as the owner of such  Certificate  for the purpose of receiving  distributions pursuant  to  Section 4.02  and for all other  purposes  whatsoever,  except as and to the extent  provided  in the definition of  "Certificateholder,"  and neither the Company,  the Master  Servicer,  the Trustee,  any Certificate
Insurer,  the  Certificate  Registrar  nor any  agent  of the  Company,  the  Master  Servicer,  the  Trustee,  any
Certificate  Insurer or the  Certificate  Registrar  shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05      Appointment of Paying Agent

         The Trustee may appoint a Paying Agent for the purpose of making  distributions to the  Certificateholders pursuant to Section 4.02.  In the event of any such  appointment,  on or prior to each Distribution Date the Master
Servicer on behalf of the Trustee  shall  deposit or cause to be deposited  with the Paying Agent a sum  sufficient to make the  payments to the  Certificateholders  in the amounts and in the manner  provided  for in  Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

         The Trustee  shall cause each Paying  Agent to execute and deliver to the Trustee an  instrument  in which such  Paying  Agent  shall  agree with the  Trustee  that such  Paying  Agent will hold all sums held by it for the payment to the  Certificateholders in trust for the benefit of the  Certificateholders  entitled thereto until such sums  shall  be paid to such  Certificateholders.  Any sums so held by such  Paying  Agent  shall  be held  only in
Eligible Accounts to the extent such sums are not distributed to the  Certificateholders  on the date of receipt by such Paying Agent.

Section 5.06      U.S.A. Patriot Act Compliance

         In order for it to comply  with its duties  under the  U.S.A.  Patriot  Act,  the  Trustee  may obtain and verify  certain  information  from the other  parties  hereto,  including  but not limited to such  parties'  name, address and other identifying information.

Section 5.07      Exchangeable Certificates

         As provided in Section 5.07 of the Series Supplement.

ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER

Section 6.01      Respective Liabilities of the Company and the Master Servicer

         The Company and the Master  Servicer  shall each be liable in  accordance  herewith  only to the extent of the obligations  specifically and  respectively  imposed upon and undertaken by the Company and the Master Servicer
herein.  By  way  of  illustration  and  not  limitation,   the  Company  is  not  liable  for  the  servicing  and
administration  of the  Mortgage  Loans,  nor is it  obligated  by  Section 7.01  or  Section 10.01  to assume  any obligations of the Master  Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may,  but is not  obligated  to,  assume  unless it  elects  to  assume  such obligation in accordance herewith.

Section 6.02      Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and
                           Delegation of Duties by Master Servicer

(a)      The Company and the Master  Servicer shall each keep in full effect its  existence,  rights and franchises as a corporation or limited liability  company,  respectively,  under the laws of the state of its incorporation or formation,  as  applicable,  and shall each  obtain and  preserve  its  qualification  to do  business as a foreign company in each  jurisdiction  in which such  qualification  is or shall be  necessary  to protect the validity and enforceability  of this  Agreement,  the  Certificates  or any of the Mortgage  Loans and to perform its respective duties under this Agreement.

(b)      Any Person into which the Company or the Master  Servicer  may be merged or converted or with which it may be consolidated,  or any Person resulting from any merger,  conversion or consolidation to which the Company or the
Master Servicer shall be a party, or any Person  succeeding to the business of the Company or the Master  Servicer, shall  be the  successor  of the  Company  or the  Master  Servicer,  as the case may be,  hereunder,  without  the execution  or filing of any paper or any  further act on the part of any of the  parties  hereto,  anything in this
Section 6.02(b) to the contrary notwithstanding;  provided,  however, that the successor or surviving Person to the
Master  Servicer shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that the Master  Servicer (or the Company,  as applicable)  shall notify each Rating Agency and the Trustee in writing of any such merger,  conversion or  consolidation  at least 30 days prior to the effective  date of such event.

(c)      Notwithstanding  anything else in this Section 6.02 and Section 6.04 to the contrary,  the Master Servicer may assign its rights and  delegate  its duties and  obligations  under this  Agreement;  provided  that the Person accepting such  assignment or delegation  shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is  reasonably  satisfactory  to the Trustee and the  Company,  is willing to service the Mortgage  Loans and executes and delivers to the Company and the Trustee an  agreement,  in form and  substance reasonably  satisfactory  to the Company and the Trustee,  which  contains an  assumption by such Person of the due and punctual  performance  and  observance of each covenant and condition to be performed or observed by the Master
Servicer under this  Agreement;  provided  further that each Rating  Agency's rating of the Classes of Certificates that have been rated in effect  immediately prior to such assignment and delegation will not be qualified,  reduced or withdrawn  as a result of such  assignment  and  delegation  (as  evidenced by a letter to such effect from each
Rating Agency).  In the case of any such assignment and delegation,  the Master Servicer shall be released from its obligations  under this  Agreement,  except that the Master  Servicer shall remain liable for all  liabilities  and obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the  conditions  to such assignment  and  delegation  set forth in the next preceding  sentence.  This  Section 6.02  shall not apply to any sale, transfer, pledge or assignment by Residential Funding of the Call Rights.

Section 6.03      Limitation on Liability of the Company, the Master Servicer and Others

         Neither the Company,  the Master Servicer nor any of the directors,  officers,  employees or agents of the
Company or the Master  Servicer  shall be under any liability to the Trust Fund or the  Certificateholders  for any
action  taken or for  refraining  from the taking of any action in good faith  pursuant to this  Agreement,  or for errors in judgment;  provided,  however,  that this provision shall not protect the Company, the Master Servicer or any such Person  against any breach of  warranties  or  representations  or covenants  made herein or any liability which  would  otherwise  be  imposed  by reason  of  willful  misfeasance,  bad  faith or gross  negligence  in the performance of duties or by reason of reckless  disregard of obligations  and duties  hereunder.  The Company,  the
Master  Servicer and any  director,  officer,  employee or agent of the Company or the Master  Servicer may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person  respecting  any matters arising hereunder.  The Company,  the Master Servicer and any director,  officer,  employee or agent of the
Company  or the  Master  Servicer  shall be  indemnified  by the Trust  Fund and held  harmless  against  any loss, liability or expense  incurred in connection with any legal action relating to this Agreement or the  Certificates, other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss,  liability  or  expense  shall be  otherwise  reimbursable  pursuant  to this  Agreement) and  any loss, liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         Neither the Company nor the Master  Servicer  shall be under any  obligation  to appear in,  prosecute  or defend any legal or  administrative  action,  proceeding,  hearing or  examination  that is not  incidental  to its respective  duties  under this  Agreement  and which in its opinion  may  involve it in any  expense or  liability;
provided,  however,  that the Company or the Master  Servicer  may in its  discretion  undertake  any such  action, proceeding,  hearing or  examination  that it may deem  necessary or desirable in respect to this Agreement and the rights and duties of the parties  hereto and the  interests  of the  Certificateholders  hereunder.  In such event, the legal  expenses  and costs of such action,  proceeding,  hearing or  examination  and any  liability  resulting therefrom  shall be expenses,  costs and  liabilities  of the Trust Fund,  and the Company and the Master  Servicer
shall be entitled to be reimbursed  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the
Custodial Account as provided by Section 3.10 and, on the Distribution  Date(s) following  such reimbursement,  the aggregate of such  expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each
Class  entitled  thereto  in the same  manner as if such  expenses  and costs  constituted  a  Prepayment  Interest
Shortfall.

Section 6.04      Company and Master Servicer Not to Resign

         Subject to the provisions of  Section 6.02,  neither the Company nor the Master Servicer shall resign from its respective  obligations  and duties hereby imposed on it except upon  determination  that its duties  hereunder are no longer  permissible under applicable law. Any such  determination  permitting the resignation of the Company or the Master  Servicer  shall be  evidenced by an Opinion of Counsel to such effect  delivered to the Trustee.  No such  resignation by the Master  Servicer shall become  effective  until the Trustee or a successor  servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                                      DEFAULT

Section 7.01      Events of Default

         Event of Default,  wherever used herein,  means any one of the following  events (whatever reason for such
Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree  or  order  of any  court or any  order,  rule or  regulation  of any  administrative  or governmental body):

(i)      the Master  Servicer shall fail to distribute or cause to be  distributed  to the Holders of  Certificates of any Class any  distribution  required to be made under the terms of the  Certificates of such Class and this  Agreement and, in either case,  such failure shall continue  unremedied for a period of 5 days after the date upon which written  notice of such  failure,  requiring  such failure to be remedied,  shall have been given to the Master  Servicer by the Trustee or the  Company or to the Master  Servicer,  the Company
         and the Trustee by the Holders of Certificates of such Class evidencing  Percentage Interests  aggregating not less than 25%; or

(ii)     the Master  Servicer  shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this
         Agreement and such failure shall  continue  unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the  premium  for any  Required  Insurance  Policy) after the date on which  written  notice of such  failure,  requiring  the same to be remedied,  shall have been given to the Master  Servicer by the Trustee or the Company,  or to the Master  Servicer,  the Company and
         the  Trustee by the  Holders  of  Certificates  of any Class  evidencing,  in the case of any such  Class,
         Percentage Interests aggregating not less than 25%; or

(iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction  in the premises in an  involuntary  case under any present or future federal or state  bankruptcy,  insolvency or similar law or  appointing  a  conservator  or  receiver  or  liquidator  in any  insolvency,  readjustment  of  debt, marshalling  of assets and  liabilities  or similar  proceedings,  or for the winding-up or liquidation of its  affairs,  shall have been  entered  against the Master  Servicer  and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)     the Master  Servicer  shall consent to the  appointment  of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities,  or similar  proceedings of, or relating to, the Master  Servicer or of, or relating to, all or  substantially  all of the property of the
         Master Servicer; or

(v)      the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take  advantage of, or commence a voluntary case under,  any  applicable  insolvency or reorganization  statute,  make an assignment  for the benefit of its  creditors,  or  voluntarily  suspend payment of its obligations; or

(vi)     the Master Servicer shall notify the Trustee pursuant to  Section 4.04(b) that  it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default described in clauses  (i)-(v) of this  Section shall  occur,  then, and in each and every such case, so long as such Event of Default shall not have been  remedied,  either the Company or the Trustee may, and at the direction of Holders of  Certificates  entitled to at least 51% of the Voting  Rights,  the Trustee shall,  by notice in writing to the Master  Servicer  (and to the Company if given by the Trustee or to the Trustee if given by the Company),  terminate all of the rights and  obligations of the Master Servicer under this Agreement and in and to the  Mortgage  Loans  and  the  proceeds  thereof,  other  than  its  rights  as a  Certificateholder hereunder.  If an Event of Default  described in  clause (vi) hereof  shall occur,  the Trustee shall, by notice to the Master  Servicer  and the  Company,  immediately  terminate  all of the rights  and  obligations  of the Master
Servicer under this Agreement and in and to the Mortgage Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder as provided in  Section 4.04(b).  On or after the receipt by the Master Servicer of such written notice,  all authority and power of the Master Servicer under this Agreement,  whether with respect to the  Certificates  (other  than as a  Holder  thereof) or  the  Mortgage  Loans  or  otherwise,  shall  subject  to
Section 7.02  pass to and be vested in the Trustee or the Trustee's  designee  appointed  pursuant to Section 7.02;
and, without  limitation,  the Trustee is hereby authorized and empowered to execute and deliver,  on behalf of the
Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish  all  other  acts or  things  necessary  or  appropriate  to  effect  the  purposes  of such  notice  of termination,  whether to complete the transfer and  endorsement  or  assignment  of the Mortgage  Loans and related documents,  or otherwise.  The Master  Servicer  agrees to cooperate with the Trustee in effecting the  termination of the Master Servicer's  responsibilities  and rights hereunder,  including,  without limitation,  the transfer to the Trustee or its designee  for  administration  by it of all cash amounts  which shall at the time be credited to the Custodial  Account or the  Certificate  Account or  thereafter be received with respect to the Mortgage  Loans.
No such  termination  shall release the Master  Servicer for any liability  that it would  otherwise have hereunder for any act or omission prior to the effective time of such termination.

         Notwithstanding  any  termination  of the  activities  of  Residential  Funding in its  capacity as Master
Servicer  hereunder,  Residential  Funding  shall be entitled to receive,  out of any late  collection of a Monthly
Payment  on a  Mortgage  Loan  which was due prior to the  notice  terminating  Residential  Funding's  rights  and obligations  as Master  Servicer  hereunder  and  received  after such notice,  that  portion to which  Residential
Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its Servicing Fee in respect  thereof,  and any other amounts  payable to Residential  Funding  hereunder the entitlement to which arose prior to the  termination  of its activities  hereunder.  Upon the  termination  of  Residential  Funding as Master
Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02      Trustee or Company to Act; Appointment of Successor

(a)      On and after the time the Master  Servicer  receives a notice of termination  pursuant to  Section 7.01 or resigns in  accordance  with  Section 6.04,  the Trustee  or,  upon  notice to the  Company and with the  Company's consent (which shall not be  unreasonably  withheld) a  designee (which meets the standards set forth below) of the
Trustee,  shall be the  successor  in all respects to the Master  Servicer in its  capacity as servicer  under this
Agreement and the transactions  set forth or provided for herein and shall be subject to all the  responsibilities, duties and liabilities  relating  thereto placed on the Master Servicer  (except for the  responsibilities,  duties and  liabilities  contained in Sections 2.02 and 2.03(a),  excluding  the duty to notify  related  Subservicers  or
Sellers as set forth in such Sections,  and its  obligations to deposit amounts in respect of losses incurred prior to such notice or  termination  on the  investment of funds in the  Custodial  Account or the  Certificate  Account
pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof);  provided,  however, that any failure to  perform  such  duties  or  responsibilities  caused by the  preceding  Master  Servicer's  failure  to  provide information  required by Section 4.04 shall not be considered a default by the Trustee  hereunder.  As compensation therefor,  the Trustee  shall be entitled to all funds  relating to the  Mortgage  Loans which the Master  Servicer would have been entitled to charge to the Custodial  Account or the Certificate  Account if the Master Servicer had
continued to act hereunder and, in addition,  shall be entitled to the income from any Permitted  Investments  made with amounts  attributable to the Mortgage Loans held in the Custodial Account or the Certificate  Account.  If the
Trustee has become the successor to the Master  Servicer in accordance  with  Section 6.04  or  Section 7.01,  then notwithstanding  the above,  the Trustee may, if it shall be  unwilling to so act, or shall,  if it is unable to so act, appoint,  or petition a court of competent  jurisdiction to appoint,  any established housing and home finance institution,  which is also a Fannie Mae- or Freddie  Mac-approved  mortgage  servicing  institution,  having a net worth of not less than  $10,000,000 as the successor to the Master  Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer hereunder.  Pending appointment of a successor to the Master Servicer  hereunder,  the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment  and  assumption,  the Trustee may make such  arrangements  for the  compensation  of such  successor out of payments on Mortgage  Loans as it and such successor shall agree;  provided,  however, that no such compensation shall be in excess of that permitted the initial Master  Servicer  hereunder.  The Company,  the Trustee,  the Custodian and such successor  shall take such action,  consistent with this  Agreement,  as shall be necessary to effectuate any such  succession.  The Servicing
Fee for any successor  Master  Servicer  appointed  pursuant to this  Section 7.02  will be lowered with respect to those  Mortgage  Loans,  if any, where the  Subservicing  Fee accrues at a rate of less than 0.20% per annum in the event that the successor  Master  Servicer is not servicing  such  Mortgage  Loans  directly and it is necessary to raise the related  Subservicing  Fee to a rate of 0.20% per annum in order to hire a  Subservicer  with  respect to such Mortgage Loans.  The Master  Servicer shall pay the reasonable  expenses of the Trustee in connection with any servicing transition hereunder.

(b)      In connection  with the  termination  or  resignation  of the Master  Servicer  hereunder,  either (i) the successor  Master  Servicer,  including the Trustee if the Trustee is acting as successor  Master  Servicer,  shall represent  and  warrant  that it is a member of MERS in good  standing  and shall  agree to comply in all  material respects  with the rules and  procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master
Servicer in causing  MERS to revise its  records to reflect  the  transfer of  servicing  to the  successor  Master
Servicer as necessary under MERS' rules and regulations,  or (ii) the  predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage  from MERS to the Trustee and to execute and deliver  such other  notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor  Master  Servicer.  The  predecessor  Master Servicer shall file or cause  to be filed  any such  assignment  in the  appropriate  recording  office.  The  predecessor  Master
Servicer shall bear any and all fees of MERS,  costs of preparing any  assignments of Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be  required  under this  subSection (b).  The  successor  Master
Servicer shall cause such  assignment to be delivered to the Trustee or the Custodian  promptly upon receipt of the original  with  evidence of  recording  thereon or a copy  certified by the public  recording  office in which such assignment was recorded.

Section 7.03      Notification to Certificateholders

(a)      Upon any such  termination or appointment  of a successor to the Master  Servicer,  the Trustee shall give prompt  written  notice  thereof  to  the  Certificateholders  at  their  respective  addresses  appearing  in  the
Certificate Register.

(b)      Within 60 days after the  occurrence of any Event of Default,  the Trustee  shall  transmit by mail to all
Holders of Certificates  notice of each such Event of Default hereunder known to the Trustee,  unless such Event of
Default shall have been cured or waived.

Section 7.04      Waiver of Events of Default

         The  Holders  representing  at least 66% of the Voting  Rights  affected  by a default or Event of Default hereunder  may waive such default or Event of Default;  provided,  however,  that (a) a default or Event of Default under  clause (i) of  Section 7.01  may be waived  only by all of the  Holders  of  Certificates  affected  by such default  or Event of  Default  and  (b) no  waiver  pursuant  to this  Section 7.04  shall  affect  the  Holders of
Certificates  in the manner set forth in  Section 11.01(b)(i) or  (ii).  Upon any such waiver of a default or Event of Default by the Holders  representing  the  requisite  percentage  of Voting  Rights  affected by such default or
Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been remedied for every  purpose  hereunder.  No such waiver shall extend to any  subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                              CONCERNING THE TRUSTEE

Section 8.01      Duties of Trustee

(a)      The Trustee,  prior to the  occurrence of an Event of Default and after the curing or waiver of all Events of Default  which may have  occurred,  undertakes  to perform such duties and only such duties as are  specifically set forth in this  Agreement.  In case an Event of Default has occurred  (which has not been cured or waived),  the
Trustee shall  exercise such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise  as a prudent  investor  would  exercise  or use under the  circumstances  in the conduct of such investor's own affairs.

(b)      The Trustee, upon receipt of all resolutions,  certificates,  statements,  opinions,  reports,  documents, orders or other instruments  furnished to the Trustee which are specifically  required to be furnished  pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the requirements of this
Agreement.  The Trustee shall notify the  Certificateholders  of any such documents which do not materially conform to the  requirements  of this  Agreement  in the event that the  Trustee,  after so  requesting,  does not  receive satisfactorily corrected documents.

         The  Trustee  shall  forward  or cause to be  forwarded  in a timely  fashion  the  notices,  reports  and statements  required to be forwarded by the Trustee  pursuant to Sections 4.03,  4.06, 7.03 and 10.01.  The Trustee
shall furnish in a timely fashion to the Master  Servicer such  information  as the Master  Servicer may reasonably request  from time to time for the Master  Servicer  to  fulfill  its  duties as set forth in this  Agreement.  The
Trustee  covenants  and agrees that it shall  perform its  obligations  hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series  Supplement  as a REMIC under the REMIC  Provisions  and
(subject  to  Section 10.01(f)) to  prevent  the  imposition  of any  federal,  state or local  income,  prohibited transaction,  contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding such taxes are  reasonably  within the  control of the Trustee  and are  reasonably  within the scope of its duties under this Agreement.

(c)      No provision of this  Agreement  shall be  construed  to relieve the Trustee  from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of  Default,  and after the  curing or waiver of all such  Events of
         Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except for the performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations  shall be read into this  Agreement  against the  Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  to the
         Trustee  by the  Company  or the  Master  Servicer  and  which  on  their  face,  do  not  contradict  the requirements of this Agreement;

(ii)     The Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible
         Officer or Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in  accordance  with the  direction of  Certificateholders  of any Class holding
         Certificates which evidence,  as to such Class,  Percentage Interests  aggregating not less than 25% as to the time,  method and place of  conducting  any  proceeding  for any remedy  available to the Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee  shall not be charged with  knowledge  of any default  (other than a default in payment to the
         Trustee) specified  in clauses  (i) and  (ii) of  Section 7.01 or an Event of Default under clauses (iii),
         (iv) and (v) of  Section 7.01  unless a Responsible  Officer of the Trustee assigned to and working in the
         Corporate Trust Office obtains actual  knowledge of such failure or event or the Trustee  receives written notice of such failure or event at its  Corporate  Trust Office from the Master  Servicer,  the Company or any Certificateholder; and

(v)      Except to the extent  provided in  Section 7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds (including,  without limitation,  the making of any Advance) or  otherwise incur any personal financial  liability in the performance of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its  rights or  powers,  if the  Trustee  shall have  reasonable  grounds  for believing that repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall  timely pay,  from its own funds,  the amount of any and all  federal,  state and local taxes  imposed on the Trust Fund or its  assets or  transactions  including,  without  limitation,  (A) "prohibited transaction"  penalty  taxes as  defined in  Section 860F  of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing Date imposed by  Section 860G(d) of  the Code and (C) any tax on "net income from foreclosure  property" as defined in  Section 860G(c) of  the Code, but only if such taxes arise out of a breach by the Trustee of its obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

(e)      Notwithstanding  anything to the contrary  contained herein or in any related Custodial  Agreement,  in no event shall the Trustee  have any  liability  in respect of any actions or  omissions  of the  Custodian  herein or pursuant to any related Custodial Agreement.

Section 8.02      Certain Matters Affecting the Trustee

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee  may rely and shall be  protected  in acting or  refraining  from acting upon any  resolution,
         Officers' Certificate,  certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     The Trustee may consult with counsel and any Opinion of Counsel  shall be full and complete  authorization and  protection  in respect of any action  taken or suffered or omitted by it  hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)    The Trustee  shall be under no  obligation  to exercise  any of the trusts or powers  vested in it by this
         Agreement  or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto at the request,  order  or  direction  of any of the  Certificateholders,  pursuant  to the  provisions  of  this
         Agreement,  unless  such  Certificateholders  shall have  offered to the  Trustee  reasonable  security or indemnity against the costs,  expenses and liabilities  which may be incurred therein or thereby;  nothing contained herein shall,  however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been cured or waived),  to exercise  such of the rights and powers vested in it by this  Agreement,  and to use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)     The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion  or rights or powers  conferred  upon it by this Agreement;

(v)      Prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of
         Default which may have occurred,  the Trustee shall not be bound to make any investigation  into the facts or  matters  stated in any  resolution,  certificate,  statement,  instrument,  opinion,  report,  notice, request,  consent, order, approval, bond or other paper or document,  unless requested in writing so to do by Holders of Certificates of any Class evidencing,  as to such Class,  Percentage Interests,  aggregating not less than 50%; provided,  however,  that if the payment within a reasonable time to the Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so proceeding.  The reasonable  expense of every such  examination  shall be paid by the
         Master  Servicer,  if an Event of Default  shall have  occurred and is  continuing,  and  otherwise by the
         Certificateholder requesting the investigation;

(vi)     The  Trustee  may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either directly or by or through  agents or  attorneys  or  custodian  or nominee,  and the Trustee  shall not be responsible  for any misconduct or negligence on the part of, or for the  supervision  of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder; and

(vii)    To the extent  authorized  under the Code and the  regulations  promulgated  thereunder,  each Holder of a
         Class R Certificate  hereby  irrevocably  appoints and authorizes  the Trustee to be its  attorney-in-fact for  purposes  of signing any Tax  Returns  required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust  Fund and  deliver to the  Master  Servicer  in a timely  manner any Tax
         Returns  prepared  by or on  behalf  of the  Master  Servicer  that the  Trustee  is  required  to sign as determined by the Master Servicer pursuant to applicable  federal,  state or local tax laws, provided that the Master  Servicer  shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)      Following the issuance of the  Certificates,  the Trustee shall not accept any  contribution  of assets to the Trust Fund unless  (subject to  Section 10.01(f)) it  shall have obtained or been  furnished with an Opinion of
Counsel to the effect that such  contribution  will not  (i) cause any portion of any REMIC formed under the Series
Supplement  to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or  (ii) cause  the
Trust Fund to be subject to any federal  tax as a result of such  contribution  (including  the  imposition  of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03      Trustee Not Liable for Certificates or Mortgage Loans

         The recitals  contained herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance and receipt of the Mortgage  Loans) shall  be taken as the statements of the Company or the Master  Servicer as the case may be, and the  Trustee  assumes no  responsibility  for their  correctness.  The
Trustee  makes no  representations  as to the validity or  sufficiency  of this  Agreement  or of the  Certificates
(except  that  the  Certificates  shall  be duly  and  validly  executed  and  authenticated  by it as  Certificate
Registrar) or  of any  Mortgage  Loan or related  document,  or of MERS or the MERS(R)System.  Except as  otherwise provided  herein,  the Trustee shall not be  accountable  for the use or  application  by the Company or the Master
Servicer of any of the Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the Company or the Master  Servicer in respect of the  Mortgage  Loans or  deposited  in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04      Trustee May Own Certificates

         The Trustee in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

Section 8.05      Master Servicer to Pay Trustee's Fees and Expenses; Indemnification

(a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee  shall be entitled to,  reasonable  compensation  (which shall not be limited by any provision of law in regard to the  compensation  of a trustee of an express  trust) for  all  services  rendered by each of them in the  execution  of the trusts  hereby  created and in the exercise  and  performance  of any of the powers and duties  hereunder of the Trustee and any  co-trustee,  and the Master Servicer will pay or reimburse the
Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee or any  co-trustee  in  accordance  with any of the  provisions  of this  Agreement  (including  the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not regularly in its employ,  and the expenses  incurred by the Trustee or any  co-trustee  in  connection  with the  appointment  of an office or agency pursuant to Section 8.12) except  any such expense,  disbursement or advance as may arise from its negligence or bad faith.

(b)      The Master Servicer  agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on its part,  arising out of, or in connection with, the acceptance and administration of the Trust Fund,  including the costs and expenses  (including reasonable  legal fees and  expenses) of  defending  itself  against any claim in  connection  with the exercise or performance  of any of its powers or duties  under  this  Agreement,  and the  Custodial  Agreement  and the Master
Servicer  further  agrees to  indemnify  the Trustee  for,  and to hold the  Trustee  harmless  against,  any loss, liability or expense  arising out of, or in connection  with, the  provisions set forth in  Section 2.01(a) hereof, including,  without  limitation,  all  costs,  liabilities  and  expenses  (including  reasonable  legal  fees  and expenses) of  investigating  and defending itself against any claim,  action or proceeding,  pending or threatened, relating to the provisions of such paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the
         Master Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this Agreement to the contrary,  the Master  Servicer shall not be liable for settlement  of any claim by the Trustee  entered  into  without the prior  consent of the Master  Servicer which consent shall  not be unreasonably withheld.

         No termination of this  Agreement  shall affect the  obligations  created by this  Section 8.05(b) of  the
Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

         Notwithstanding   the  foregoing,   the   indemnification   provided  by  the  Master   Servicer  in  this
Section 8.05(b) shall  not pertain to (A) any loss,  liability or expense of the Trustee,  including  the costs and expenses of defending  itself  against any claim,  incurred in connection  with any actions taken by the Trustee at the direction of the  Certificateholders  pursuant to the terms of this  Agreement or (B) the extent the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

Section 8.06      Eligibility Requirements for Trustee

         The Trustee  hereunder shall at all times be a corporation or a national  banking  association  having its principal  office in a state and city  acceptable to the Company and organized and doing business under the laws of such state or the United States of America,  authorized under such laws to exercise corporate trust powers,  having a combined capital and surplus of at least  $50,000,000,  subject to supervision or examination by federal or state authority and the short-term  rating of such institution  shall be A-1 in the case of Standard & Poor's if Standard
& Poor's is a Rating Agency.  If such corporation or national banking  association  publishes  reports of condition at least  annually,  pursuant to law or to the  requirements of the aforesaid  supervising or examining  authority, then for the purposes of this Section the  combined  capital and surplus of such corporation  shall be deemed to be its combined  capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance  with the  provisions of this Section,  the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07      Resignation and Removal of the Trustee

(a)      The Trustee may at any time resign and be  discharged  from the trusts  hereby  created by giving  written notice  thereof to the Company and the Master  Servicer.  Upon receiving  such notice of  resignation,  the Company shall  promptly  appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no successor trustee shall have  been so  appointed  and have  accepted  appointment  within  30 days  after  the  giving  of such  notice  of resignation,  the  resigning  Trustee may petition any court of competent  jurisdiction  for the  appointment  of a successor trustee.

(b)      If at any time the Trustee shall cease to be eligible in accordance  with the  provisions of  Section 8.06 and shall fail to resign  after  written  request  therefor by the  Company,  or if at any time the  Trustee  shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs  for the  purpose of  rehabilitation,  conservation  or  liquidation,  then the  Company  may remove the
Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the
Company   determines  that  the  Trustee  has  failed  (i) to   distribute  or  cause  to  be  distributed  to  the
Certificateholders  any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its
Paying Agent (other than the Master  Servicer or the  Company) for  distribution  or (ii) to  otherwise  observe or perform in any material respect any of its covenants,  agreements or obligations hereunder,  and such failure shall continue  unremedied  for a  period  of 5  days  (in  respect  of  clause (i) above) or  30  days  (in  respect  of clause (ii) above),  other than any failure to comply with the  provisions  of Article XII, in which case no notice or grace period shall be  applicable) after  the date on which written  notice of such failure,  requiring that the same be  remedied,  shall have been given to the  Trustee by the  Company,  then the Company may remove the Trustee and  appoint a  successor  trustee by written  instrument  delivered  as provided  in the  preceding  sentence.  In connection with the appointment of a successor  trustee pursuant to the preceding  sentence,  the Company shall, on or before  the date on which any such  appointment  becomes  effective,  obtain  from each  Rating  Agency  written confirmation  that the  appointment of any such  successor  trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The  Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time  remove the
Trustee and  appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such
Holders or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and appointment of a successor  trustee  pursuant to any of the provisions of this  Section shall  become  effective upon  acceptance of  appointment  by the successor  trustee as provided in Section 8.08.

Section 8.08      Successor Trustee

(a)      Any successor  trustee  appointed as provided in  Section 8.07  shall execute,  acknowledge and deliver to the Company and to its predecessor trustee an instrument  accepting such appointment  hereunder,  and thereupon the resignation or removal of the predecessor  trustee shall become  effective and such successor  trustee shall become effective and such successor trustee,  without any further act, deed or conveyance,  shall become fully vested with all the  rights,  powers,  duties  and  obligations  of its  predecessor  hereunder,  with  the like  effect  as if originally named as trustee herein.  The predecessor  trustee shall deliver to the successor  trustee all Custodial
Files and related  documents and statements  held by it hereunder  (other than any Custodial Files at the time held by a Custodian,  which shall become the agent of any  successor  trustee  hereunder),  and the Company,  the Master
Servicer and the  predecessor  trustee shall execute and deliver such  instruments  and do such other things as may reasonably  be required for more fully and  certainly  vesting and  confirming  in the  successor  trustee all such rights, powers, duties and obligations.

(b)      No successor  trustee  shall accept  appointment  as provided in this  Section unless  at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)      Upon  acceptance of  appointment  by a successor  trustee as provided in this  Section,  the Company shall mail notice of the  succession  of such trustee  hereunder  to all Holders of  Certificates  at their  addresses as shown in the  Certificate  Register.  If the Company fails to mail such notice  within 10 days after  acceptance of appointment  by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09      Merger or Consolidation of Trustee

         Any  corporation  or national  banking  association  into which the Trustee may be merged or  converted or with which it may be  consolidated or any corporation or national  banking  association  resulting from any merger, conversion  or  consolidation  to which the  Trustee  shall be a party,  or any  corporation  or  national  banking association  succeeding to the business of the Trustee,  shall be the successor of the Trustee hereunder,  provided such corporation or national banking  association  shall be eligible under the provisions of Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the  contrary  notwithstanding.  The  Trustee  shall  mail  notice of any such  merger or  consolidation  to the
Certificateholders at their address as shown in the Certificate Register.

Section 8.10      Appointment of Co-Trustee or Separate Trustee

(a)      Notwithstanding  any  other  provisions  hereof,  at any  time,  for the  purpose  of  meeting  any  legal requirements  of any  jurisdiction  in which any part of the Trust Fund or  property  securing  the same may at the time be located,  the Master  Servicer and the Trustee  acting  jointly  shall have the power and shall execute and deliver  all  instruments  to  appoint  one or  more  Persons  approved  by the  Trustee  to act as  co-trustee  or co-trustees,  jointly with the Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust
Fund, and to vest in such Person or Persons,  in such capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10,  such powers, duties, obligations,  rights and trusts as the Master  Servicer and the Trustee may consider  necessary or desirable.  If the Master  Servicer  shall not have joined in such  appointment  within 15 days  after the  receipt by it of a request so to do, or in case an Event of
Default shall have  occurred and be  continuing,  the Trustee alone shall have the power to make such  appointment.
No co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a successor
trustee  under   Section 8.06   hereunder  and  no  notice  to  Holders  of  Certificates  of  the  appointment  of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any  appointment  of a co-trustee or separate  trustee  pursuant to this  Section 8.10  all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate trustee or co-trustee  jointly,  except to the extent that  under any law of any  jurisdiction  in which  any  particular  act or acts are to be  performed  (whether  as
Trustee  hereunder  or as  successor  to the Master  Servicer  hereunder),  the  Trustee  shall be  incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction) shall  be  exercised  and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if given  to each of  them.  Every  instrument appointing  any separate  trustee or co-trustee  shall refer to this  Agreement and the  conditions of this Article
VIII.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the  estates  or  property  specified  in its  instrument  of  appointment,  either  jointly  with the  Trustee  or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this Agreement  relating to the conduct of, affecting the liability of, or affording  protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d)      Any  separate   trustee  or  co-trustee  may,  at  any  time,   constitute  the  Trustee,   its  agent  or
attorney-in-fact,  with full power and  authority,  to the extent not prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.11      Appointment of Custodians

         The Trustee may, with the consent of the Master  Servicer and the Company,  or shall,  at the direction of the Company and the Master  Servicer,  appoint one or more  Custodians who are not  Affiliates of the Company,  the
Master  Servicer  or any  Seller to hold all or a portion  of the  Custodial  Files as agent  for the  Trustee,  by entering  into a Custodial  Agreement.  Subject to Article  VIII,  the  Trustee  agrees to comply with the terms of each  Custodial  Agreement  with respect to the  Custodial  Files and to enforce the terms and  provisions  thereof against  the  Custodian  for  the  benefit  of  the  Certificateholders.  Each  Custodian  shall  be  a  depository institution  subject to supervision by federal or state authority,  shall have a combined capital and surplus of at least  $15,000,000  and shall be  qualified  to do business  in the  jurisdiction  in which it holds any  Custodial
File.  Each  Custodial  Agreement,  with  respect to the  Custodial  Files,  may be  amended  only as  provided  in
Section 11.01.  The Trustee shall notify the  Certificateholders  of the  appointment of any Custodian  (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12      Appointment of Office or Agency

         The  Trustee  will  maintain  an office  or agency in the  United  States  at the  address  designated  in
Section 11.05  of the Series  Supplement  where  Certificates  may be surrendered  for  registration of transfer or exchange.  The Trustee will  maintain an office at the address  stated in  Section 11.05  of the Series  Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                               TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01      Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the
                           Master Servicer or Liquidation of All Mortgage Loans

(a)      Subject to  Section 9.02,  the respective  obligations  and  responsibilities  of the Company,  the Master
Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the Trustee to make  certain  payments  after the Final  Distribution  Date to  Certificateholders  and the  obligation  of the
Company to send certain  notices as hereinafter  set  forth) shall  terminate  upon the last action  required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)      the later of the final  payment or other  liquidation  (or any Advance with respect  thereto) of  the last
         Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     the  purchase by the Master  Servicer of all Mortgage  Loans and all  property  acquired in respect of any
         Mortgage  Loan  remaining  in the Trust Fund at a price equal to 100% of the unpaid  principal  balance of each Mortgage Loan or, if less than such unpaid  principal  balance,  the fair market value of the related underlying  property  of such  Mortgage  Loan with  respect to  Mortgage  Loans as to which title has been acquired if such fair market  value is less than such unpaid  principal  balance on the day of  repurchase plus  accrued  interest  thereon  at the  Mortgage  Rate  (or  Modified  Mortgage  Rate in the case of any
         Modified  Mortgage  Loan) from  the Due Date to which  interest was last paid by the Mortgagor to, but not including,  the first day of the month in which such repurchase price is distributed,  provided,  however, that in no event  shall the trust  created  hereby  continue  beyond  (i) the  Maturity  Date or  (ii) the expiration of 21 years from the death of the last survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United  States to the Court of St.  James,  living on the date hereof and provided further that the purchase  price set forth above shall be increased as is necessary,  as determined by the
         Master  Servicer,  to  avoid  disqualification  of any  portion  of any  REMIC  formed  under  the  Series
         Supplement  as a REMIC.  The  purchase  price paid by the Master  Servicer  shall also include any amounts owed by the  Master  Servicer  pursuant  to  Section 4  of the  Assignment  Agreement  in  respect  of any liability,  penalty or expense that  resulted from a breach of the  representation  and warranty set forth in clause (xii) or (xxxviii) of such Section that remain unpaid on the date of such purchase.

         The  right  of  the  Master   Servicer  to  purchase  all  the  assets  of  the  Trust  Fund  pursuant  to clause (ii) above  is conditioned upon the Pool Stated Principal Balance as of the Final  Distribution  Date, prior to giving  effect to  distributions  to be made on such  Distribution  Date,  being  less than ten  percent  of the
Cut-off Date  Principal  Balance of the Mortgage  Loans.  If such right is  exercised by the Master  Servicer,  the
Master Servicer shall be entitled to  reimbursement  for the full amount of any unreimbursed  Advances  theretofore made by it with respect to the Mortgage  Loans pursuant to  Section 3.10.  In addition,  the Master  Servicer shall provide to the Trustee  the  certification  required by  Section 3.15  and the  Trustee  and any  Custodian  shall, promptly  following  payment of the purchase price,  release to the Master Servicer the Custodial Files  pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any Distribution Date on which the Pool Stated Principal Balance,  prior to giving effect to  distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut off
Date  Principal  Balance of the  Mortgage  Loans,  the Master  Servicer  shall have the right,  at its  option,  to purchase the  Certificates  in whole,  but not in part, at a price equal to the outstanding  Certificate  Principal
Balance  of such  Certificates  plus the sum of Accrued  Certificate  Interest  thereon  for the  related  Interest
Accrual Period and any previously unpaid Accrued Certificate Interest.

(b)      The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the  Distribution  Date on which the Master Servicer  anticipates that the final distribution will be made to  Certificateholders  (whether as a result of the  exercise  by  Residential  Funding  of its right to  purchase  the  assets of the Trust Fund or otherwise) or  on which the Master Servicer  anticipates  that the  Certificates  will be purchased (as a result of the  exercise  by  Residential  Funding  of its right to  purchase  the  outstanding  Certificates).  Notice of any termination,  specifying the anticipated  Final  Distribution Date (which shall be a date that would otherwise be a
Distribution  Date) upon  which the  Certificateholders  may  surrender  their  Certificates  to the Trustee (if so required by the terms hereof) for  payment of the final  distribution and cancellation or notice of any purchase of the outstanding  Certificates shall be given promptly by the Master Servicer (if Residential  Funding is exercising its right to  purchase  the  assets of the Trust  Fund or to  purchase  the  outstanding  Certificates),  or by the
Trustee (in any other  case) by  letter.  Such notice  shall be  prepared  by the Master  Servicer  (in the case of
Residential  Funding  exercising its right to purchase the assets of the Trust Fund or to purchase the  outstanding
Certificates) or  the Trustee (in any other case) and mailed by the Trustee to the  Certificateholders  not earlier than  the  15th  day and not  later  than  the  25th day of the  month  next  preceding  the  month  of such  final distribution specifying:

(i)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee therein designated  where  required  pursuant  to this  Agreement  or, in the case of the  purchase  by the Master
         Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii)     the amount of any such final  payment,  or in the case of the  purchase of the  outstanding  Certificates, the purchase price, in either case, if known, and

(iii)    that the Record Date  otherwise  applicable to such  Distribution  Date is not applicable and that payment will be made only upon  presentation  and  surrender  of the  Certificates  at the office or agency of the
         Trustee therein specified.

         If the Master  Servicer is  obligated to give notice to  Certificateholders  as  aforesaid,  it shall give such  notice  to the  Certificate  Registrar  at the  time  such  notice  is given to  Certificateholders  and,  if
Residential  Funding is exercising its rights to purchase the outstanding  Certificates,  Residential Funding shall give such notice to each Rating Agency at the time such notice is given to  Certificateholders.  As a result of the exercise  by  Residential  Funding  of its  right to  purchase  the  assets of the  Trust  Fund or the  outstanding
Certificates,  Residential  Funding shall deposit in the Custodial  Account before the Final  Distribution  Date in immediately  available  funds an amount equal to the purchase  price for the assets of the Trust Fund,  computed as provided above.

(c)      Upon presentation and surrender of the Certificates by the  Certificateholders  thereof in connection with the exercise by  Residential  Funding of its right to purchase the  Certificates,  the Trustee shall  distribute to the  Certificateholders  on the Final  Distribution  Date the  respective  amounts  determined in  accordance  with
Section 4.02.  Notwithstanding  the  reduction of the  Certificate  Principal  Balance of any Class of  Subordinate
Certificates  to  zero,  such  Class  will  be  outstanding  hereunder  until  the  termination  of the  respective obligations and  responsibilities of the Company,  the Master Servicer and the Trustee hereunder in accordance with
Article IX.

(d)      If any  Certificateholders  shall not surrender their  Certificates  for final payment and cancellation on or before the Final  Distribution  Date (if so required by the terms hereof),  the Trustee shall on such date cause all funds in the Certificate  Account not distributed in final distribution to  Certificateholders  to be withdrawn therefrom and credited to the remaining  Certificateholders  by depositing  such funds in a separate escrow account for the benefit of such  Certificateholders,  and the Master Servicer (if Residential  Funding  exercised its right to purchase the assets of the Trust Fund),  or the Trustee (in any other  case) shall  give a second written notice to the  remaining  Certificateholders  to  surrender  their  Certificates  for  cancellation  and receive the final distribution  with respect  thereto.  If within six months after the second notice any  Certificate  shall not have been surrendered for  cancellation,  the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining  the escrow account and of contacting  Certificateholders  shall be paid out of the assets which remain in the escrow  account.  If within  nine  months  after the  second  notice  any  Certificates  shall not have been surrendered  for  cancellation,  the Trustee  shall pay to the Master  Servicer  all amounts  distributable  to the holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the escrow  account or by the
Master Servicer as a result of such  Certificateholder's  failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e)      If any  Certificateholders  do not surrender  their  Certificates  on or before the  Distribution  Date on which a purchase of the  outstanding  Certificates is to be made, the Trustee shall on such date cause all funds in the  Custodial  Account  deposited  therein by  Residential  Funding  pursuant to  Section 9.01(b) to  be withdrawn therefrom and deposited in a separate  escrow  account for the benefit of such  Certificateholders,  and the Master
Servicer  shall give a second  written  notice to such  Certificateholders  to  surrender  their  Certificates  for payment of the purchase  price  therefor.  If within six months after the second notice any  Certificate  shall not have been  surrendered  for  cancellation,  the  Trustee  shall take  appropriate  steps as  directed by the Master
Servicer to contact the Holders of such  Certificates  concerning  surrender of their  Certificates.  The costs and expenses of  maintaining  the escrow account and of contacting  Certificateholders  shall be paid out of the assets which  remain in the escrow  account.  If within nine months  after the second  notice any  Certificates  shall not have been  surrendered for cancellation in accordance with this  Section 9.01,  the Trustee shall pay to the Master
Servicer all amounts  distributable  to the Holders  thereof and the Master  Servicer  shall  thereafter  hold such amounts until  distributed  to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the escrow  account or by the Master  Servicer as a result of such  Certificateholder's  failure to surrender its  Certificate(s) for  payment in accordance with this  Section 9.01.  Any  Certificate  that is not surrendered on the Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as provided above will be deemed to have been  purchased  and the  Holder as of such date will have no rights  with  respect  thereto except to receive the purchase  price  therefor  minus any costs and expenses  associated  with such escrow account and notices allocated thereto.

(f)      All rights of  Residential  Funding to  purchase  the assets of the Trust Fund,  or to purchase  specified classes of Certificates,  as set forth in  Section 9.01(a) are  referred to in this Agreement as the "Call Rights".
Notwithstanding  any  other  provision  of this  Agreement,  Residential  Funding  shall  have  the  right to sell, transfer,  pledge  or  otherwise  assign  the Call  Rights  at any  time to any  Person.  Upon  written  notice  by
Residential  Funding to the  Trustee  and the Master  Servicer  of any such  assignment  of the Call  Rights to any assignee,  the Trustee and the Master  Servicer  shall be obligated to recognize such assignee as the holder of the
Call Rights.  Such entity, if not Residential  Funding or an affiliate,  shall be deemed to represent,  at the time of such sale,  transfer,  pledge or other  assignment,  that one of the following will be, and at the time the Call
Right is  exercised  is, true and  correct:  (i) the  exercise of such Call Right shall not result in a  non-exempt prohibited  transaction  under  Section 406  of ERISA or  Section 4975  of the Code  (including  by  reason of U.S.
Department of Labor  ("DOL") Prohibited  Transaction Class Exemption  ("PTCE") 75-1  (Part I), 84-14,  90-1, 91-38,
95-60 or  96-23  or  other  applicable  exemption) or  (ii) such  entity  is  (A) not  a party  in  interest  under
Section 3(14) of ERISA or a disqualified person under  Section 4975(e)(2) of  the Code with respect to any employee benefit  plan  subject to  Section 406  of ERISA or any plan  subject to  Section 4975  of the Code  (other than an employee  benefit plan or plan  sponsored or  maintained  by the entity,  provided  that no assets of such employee benefit  plan or plan are  invested  or deemed to be  invested  in the  Certificates) and  (B) not a "benefit  plan investor" as described in DOL  regulation  Section 2510.3-101(f)(2)  and as modified by Section 3(42) of ERISA.  If any such  assignee of the Call Right is unable to  exercise  such Call Right by reason of the  preceding  sentence, then the Call Right shall revert to the  immediately  preceding  assignor of such Call Right  subject to the rights of any secured party therein.

Section 9.02      Additional Termination Requirements

(a)      Each REMIC that comprises the Trust Fund shall be terminated in accordance  with the following  additional requirements,  unless  (subject to  Section 10.01(f)) the  Trustee and the Master Servicer have received an Opinion of Counsel  (which  Opinion of Counsel  shall not be an expense of the  Trustee) to  the effect that the failure of each such REMIC to comply with the requirements of this  Section 9.02  will not (i) result in the imposition on the
Trust Fund of taxes on  "prohibited  transactions,"  as described in  Section 860F  of the Code, or (ii) cause  any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)      The Master  Servicer  shall  establish  a 90-day  liquidation  period for each such REMIC and  specify the first day of such  period in a  statement  attached  to the Trust  Fund's  final Tax  Return  pursuant  to
         Treasury  regulations  Section 1.860F-1.  The Master  Servicer also shall satisfy all of the  requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii)     The Master Servicer shall notify the Trustee at the  commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final  payment on the  Certificates,  the  Trustee  shall sell or otherwise  dispose of all of the remaining  assets of the Trust Fund in accordance  with the terms hereof;
         and

(iii)    If  Residential  Funding or the Company is exercising  its right to purchase the assets of the Trust Fund,
         Residential  Funding  shall,  during  the  90-day  liquidation  period  and  at  or  prior  to  the  Final
         Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b)      Each  Holder of a  Certificate  and the  Trustee  hereby  irrevocably  approves  and  appoints  the Master
Servicer  as its  attorney-in-fact  to adopt a plan of  complete  liquidation  for each REMIC at the expense of the
Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03      Termination of Multiple REMICs

         If the REMIC  Administrator  makes two or more separate REMIC  elections,  the  applicable  REMIC shall be terminated  on the  earlier of the Final  Distribution  Date and the date on which it is deemed to receive the last deemed  distributions on the related  Uncertificated  REMIC Regular  Interests and the last distribution due on the
Certificates is made.

ARTICLE X

                                                 REMIC PROVISIONS

Section 10.01     REMIC Administration

(a)      The REMIC  Administrator  shall make an election  to treat the Trust Fund as one or more REMICs  under the
Code and,  if  necessary,  under  applicable  state  law.  The  assets of each such  REMIC will be set forth in the
Series  Supplement.  Such  election  will be made on Form  1066 or other  appropriate  federal  tax or  information return  (including  Form 8811) or any  appropriate  state return for the taxable year ending on the last day of the calendar  year in which the  Certificates  are issued.  For the  purposes of each REMIC  election in respect of the
Trust  Fund,  Certificates  and  interests  to be  designated  as the  "regular  interests"  and the sole  class of
"residual  interests"  in the  REMIC  will be set  forth in  Section 10.03  of the  Series  Supplement.  The  REMIC
Administrator  and  the  Trustee  shall  not  permit  the  creation  of any  "interests"  (within  the  meaning  of
Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular  interests" and
"residual interests" so designated.

(b)      The  Closing  Date is hereby  designated  as the  "startup  day" of the Trust Fund  within the  meaning of
Section 860G(a)(9) of the Code.

(c)      The REMIC  Administrator  shall hold a Class R Certificate  representing a 0.01% Percentage  Interest each
Class of the Class R  Certificates  and shall be designated as "the tax matters  person" with respect to each REMIC
in   the   manner   provided   under   Treasury    regulations    Section 1.860F-4(d) and    Treasury   regulations
Section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation  to any tax  matter or  controversy  involving  the Trust  Fund and  (ii) represent  the Trust Fund in any administrative  or judicial  proceeding  relating to an examination or audit by any  governmental  taxing authority with respect  thereto.  The legal expenses,  including  without  limitation  attorneys' or  accountants'  fees, and costs of any such  proceeding  and any liability  resulting  therefrom  shall be expenses of the Trust Fund and the
REMIC Administrator shall be entitled to reimbursement  therefor out of amounts  attributable to the Mortgage Loans on deposit in the Custodial  Account as provided by Section 3.10  unless such legal expenses and costs are incurred by  reason  of the  REMIC  Administrator's  willful  misfeasance,  bad  faith or  gross  negligence.  If the  REMIC
Administrator is no longer the Master Servicer  hereunder,  at its option the REMIC  Administrator may continue its duties as REMIC  Administrator  and shall be paid  reasonable  compensation  not to exceed  $3,000  per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are required  with respect to each REMIC  created  hereunder and deliver such Tax Returns in a timely manner to the
Trustee and the Trustee  shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such returns  shall be borne  by the  REMIC  Administrator  without  any  right of  reimbursement  therefor.  The  REMIC
Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the  Trustee's  signing of Tax Returns that contain  errors or  omissions.  The Trustee and Master  Servicer  shall promptly provide the REMIC  Administrator  with such information as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)      The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the  application  of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted Transferee,  (ii) to the Trustee, and the Trustee shall forward to the Certificateholders,  such information  or  reports  as are  required  by the Code or the  REMIC  Provisions  including  reports  relating  to interest,  original issue discount and market  discount or premium (using the Prepayment  Assumption) and  (iii) to the Internal  Revenue  Service the name,  title,  address and telephone  number of the person who will serve as the representative of each REMIC.

(f)      The Master  Servicer  and the REMIC  Administrator  shall  take such  actions  and shall  cause each REMIC
created   hereunder  to  take  such  actions  as  are  reasonably   within  the  Master  Servicer's  or  the  REMIC
Administrator's  control and the scope of its duties more  specifically  set forth  herein as shall be necessary or desirable  to  maintain  the status of each REMIC as a REMIC  under the REMIC  Provisions  (and the  Trustee  shall assist the Master Servicer and the REMIC  Administrator,  to the extent reasonably requested by the Master Servicer and the REMIC  Administrator  to do so). The Master  Servicer and the REMIC  Administrator  shall not  knowingly or intentionally  take any  action,  cause the Trust  Fund to take any  action or fail to take (or fail to cause to be taken) any  action reasonably  within their respective  control that, under the REMIC  Provisions,  if taken or not taken,  as the case may be,  could  (i) endanger  the status of any  portion of any REMIC  formed  under the Series
Supplement as a REMIC or (ii) result  in the imposition of a tax upon any such REMIC  (including but not limited to the tax on prohibited transactions as defined in  Section 860F(a)(2) of  the Code and the tax on contributions to a
REMIC set forth in  Section 860G(d) of  the  Code) (either  such event,  in the absence of an Opinion of Counsel or the  indemnification  referred to in this sentence,  an "Adverse REMIC  Event") unless  the Master  Servicer or the
REMIC  Administrator,  as  applicable,  has received an Opinion of Counsel (at the expense of the party  seeking to take such action or, if such party fails to pay such expense,  and the Master Servicer or the REMIC  Administrator,
as  applicable,  determines  that  taking  such  action  is in  the  best  interest  of  the  Trust  Fund  and  the
Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master  Servicer,  the
REMIC  Administrator  or the  Trustee) to  the effect that the  contemplated  action will not, with respect to each
REMIC created hereunder,  endanger such status or, unless the Master Servicer,  the REMIC Administrator or both, as applicable,  determine in its or their sole  discretion to indemnify the Trust Fund against the  imposition of such a tax,  result in the imposition of such a tax.  Wherever in this Agreement a contemplated  action may not be taken because the timing of such action might result in the  imposition  of a tax on the Trust Fund, or may only be taken pursuant  to an Opinion of Counsel  that such  action  would not impose a tax on the Trust  Fund,  such  action may nonetheless  be taken  provided that the indemnity  given in the preceding  sentence with respect to any taxes that might be imposed on the Trust Fund has been  given and that all other  preconditions  to the taking of such  action have  been  satisfied.  The  Trustee  shall  not  take or  fail  to take  any  action  (whether  or not  authorized hereunder) as  to which the Master Servicer or the REMIC  Administrator,  as applicable,  has advised it in writing that it has  received an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such action.  In addition,  prior to taking any action with respect to any REMIC  created  hereunder or any related assets thereof,  or causing any such REMIC to take any action,  which is not expressly permitted under the terms of this Agreement,  the Trustee will consult with the Master Servicer or the REMIC  Administrator,  as applicable,  or its  designee,  in writing,  with respect to whether  such action could cause an Adverse  REMIC Event to occur with respect  to any such  REMIC,  and the  Trustee  shall not take any such  action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC  Administrator,  as applicable,  has advised it in writing that an Adverse  REMIC Event could  occur.  The Master  Servicer or the REMIC  Administrator,  as  applicable,  may consult  with  counsel to make such  written  advice,  and the cost of same shall be borne by the party  seeking to take the action not expressly  permitted by this  Agreement,  but in no event at the expense of the Master Servicer or the REMIC  Administrator.  At all times as may be required by the Code,  the Master  Servicer will to the extent within its control and the scope of its duties more  specifically set forth herein,  maintain  substantially all of the assets of each REMIC created hereunder as "qualified  mortgages" as defined in  Section 860G(a)(3) of  the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)      In the event  that any tax is imposed on  "prohibited  transactions"  of any REMIC  created  hereunder  as defined in  Section 860F(a)(2) of  the Code, on "net income from foreclosure property" of any such REMIC as defined in  Section 860G(c) of  the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to
Section 860G(d) of  the Code,  or any other tax is imposed  by the Code or any  applicable  provisions  of state or local tax laws, such tax shall be charged (i) to the Master  Servicer,  if such tax arises out of or results from a breach by the Master  Servicer of any of its  obligations  under this  Agreement or the Master  Servicer has in its sole discretion  determined to indemnify the Trust Fund against such tax,  (ii) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article X, or  (iii) otherwise against  amounts  on  deposit  in the  Custodial  Account  as  provided  by  Section 3.10  and on the  Distribution
Date(s) following  such  reimbursement  the  aggregate of such taxes shall be allocated in reduction of the Accrued
Certificate  Interest on each Class entitled  thereto in the same manner as if such taxes  constituted a Prepayment
Interest Shortfall.

(h)      The Trustee and the Master  Servicer  shall,  for federal income tax purposes,  maintain books and records with respect to each REMIC  created  hereunder on a calendar  year and on an accrual  basis or as otherwise  may be required by the REMIC Provisions.

(i)      Following the Startup Day,  neither the Master Servicer nor the Trustee shall accept any  contributions of assets to any REMIC created  hereunder  unless  (subject to  Section 10.01(f)) the  Master Servicer and the Trustee
shall have  received an Opinion of Counsel (at the expense of the party seeking to make such  contribution) to  the effect  that the  inclusion  of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject  the REMIC to any tax under the REMIC  Provisions  or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither  the  Master  Servicer  nor  the  Trustee  shall  (subject  to  Section 10.01(f)) enter  into  any arrangement by which any REMIC created  hereunder will receive a fee or other  compensation for services nor permit
any  such  REMIC  to  receive  any  income   from  assets   other  than   "qualified   mortgages"   as  defined  in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)      Solely for the purposes of  Section 1.860G-1(a)(4)(iii) of  the Treasury Regulations, the "latest possible maturity date" by which the Certificate  Principal  Balance of each Class of Certificates  (other than the Interest
Only  Certificates) representing  a regular  interest  in the  applicable  REMIC and the  Uncertificated  Principal
Balance of each  Uncertificated  REMIC Regular  Interest  (other than each  Uncertificated  REMIC Regular  Interest represented  by  a  Class  A-V  Certificate,  if  any) and  the  rights  to  the  Interest  Only  Certificates  and
Uncertificated  REMIC Regular  Interest  represented by any Class A-V  Certificate  would be reduced to zero is the
Maturity Date for each such Certificate and Interest.

(l)      Within 30 days after the Closing Date,  the REMIC  Administrator  shall prepare and file with the Internal
Revenue Service Form 8811,  "Information Return for Real Estate Mortgage  Investment  Conduits  (REMIC) and Issuers
of Collateralized Debt Obligations" for each REMIC created hereunder.

(m)      Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage
Loans (except in connection with (i) the  default,  imminent  default or foreclosure of a Mortgage Loan,  including but not  limited  to, the  acquisition  or sale of a Mortgaged  Property  acquired by deed in lieu of  foreclosure,
(ii) the bankruptcy of any REMIC created hereunder,  (iii) the termination of any such REMIC pursuant to Article IX of this  Agreement  or (iv) a  purchase of  Mortgage  Loans  pursuant  to Article II or III of this  Agreement) nor acquire any assets for any such  REMIC,  nor sell or dispose of any  investments  in the  Custodial  Account or the
Certificate  Account for gain nor accept any  contributions  to any such REMIC after the Closing Date unless it has received  an Opinion of Counsel  that such sale,  disposition,  substitution  or  acquisition  will not  (a) affect adversely  the status of such  REMIC as a REMIC or  (b) unless  the  Master  Servicer  has  determined  in its sole discretion  to indemnify  the Trust Fund against such tax,  cause such REMIC to be subject to a tax on  "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02     Master Servicer, REMIC Administrator and Trustee Indemnification

(a)      The Trustee  agrees to indemnify  the Trust Fund,  the  Company,  the REMIC  Administrator  and the Master
Servicer  for any taxes and costs  including,  without  limitation,  any  reasonable  attorneys  fees imposed on or incurred  by the Trust  Fund,  the  Company  or the  Master  Servicer,  as a result  of a breach  of the  Trustee's covenants set forth in Article VIII or this Article X.

(b)      The REMIC  Administrator  agrees to indemnify  the Trust Fund,  the Company,  the Master  Servicer and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the Company,  the Master Servicer or the Trustee,  as a result of a breach of the REMIC
Administrator's  covenants  set forth in this  Article X with  respect  to  compliance  with the REMIC  Provisions, including without  limitation,  any penalties  arising from the Trustee's  execution of Tax Returns prepared by the
REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent such breach is a result of an error or omission in  information  provided to the REMIC  Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)      The Master  Servicer  agrees to indemnify the Trust Fund,  the Company,  the REMIC  Administrator  and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the Company,  the REMIC  Administrator  or the Trustee,  as a result of a breach of the
Master  Servicer's  covenants  set forth in this  Article X or in Article III with respect to  compliance  with the
REMIC Provisions,  including without limitation,  any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03     Designation of REMIC(s)

         As provided in Section 10.03 of the Series Supplement.

Section 10.04     Distributions on the Uncertificated REMIC I and REMIC II Regular Interests

         As provided in Section 10.04 of the Series Supplement.

Section 10.05     Compliance with Withholding Requirements

         As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

Section 11.01     Amendment

(a)      This  Agreement or any  Custodial  Agreement  may be amended from time to time by the Company,  the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)      to cure any ambiguity,

(ii)     to correct or  supplement  any  provisions  herein or therein,  which may be  inconsistent  with any other provisions herein or therein or to correct any error,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be necessary or desirable to  maintain  the  qualification  of the  Trust  Fund as a REMIC  at all  times  that any  Certificate  is outstanding  or to avoid or minimize the risk of the  imposition  of any tax on the Trust Fund pursuant to the Code that would be a claim  against the Trust Fund,  provided that the Trustee has received an Opinion of Counsel to the effect that  (A) such  action is necessary or desirable to maintain  such  qualification or to  avoid or  minimize  the  risk of the  imposition  of any  such  tax and  (B) such  action  will not adversely affect in any material respect the interests of any Certificateholder,

(iv)     to change the timing and/or nature of deposits into the Custodial  Account or the  Certificate  Account or to change the name in which the  Custodial  Account  is  maintained,  provided  that  (A) the  Certificate
         Account  Deposit  Date shall in no event be later than the  related  Distribution  Date,  (B) such  change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material respect the interests of any  Certificateholder  and (C) such  change shall not result in a reduction of the rating  assigned to any Class of  Certificates  below the lower of the  then-current  rating or the  rating  assigned  to such
         Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)      to  modify,  eliminate  or add  to  the  provisions  of  Section 5.02(f) or  any  other  provision  hereof restricting  transfer of the Class R Certificates,  by virtue of their being the "residual interests" in a
         REMIC,  provided  that  (A) such  change shall not result in reduction of the rating  assigned to any such
         Class  of  Certificates  below  the  lower of the  then-current  rating  or the  rating  assigned  to such
         Certificates  as of the Closing  Date,  as evidenced  by a letter from each Rating  Agency to such effect, and (B) such  change shall not  (subject to  Section 10.01(f)),  as evidenced by an Opinion of Counsel (at the  expense  of the party  seeking  so to  modify,  eliminate  or add such  provisions),  cause any REMIC created  hereunder  or any of the  Certificateholders  (other  than the  transferor) to  be  subject  to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi)     to make any other  provisions  with respect to matters or questions  arising under this  Agreement or such
         Custodial  Agreement  which shall not be materially  inconsistent  with the provisions of this  Agreement, provided  that such action  shall not, as  evidenced  by an Opinion of  Counsel,  adversely  affect in any material respect the interests of any Certificateholder, or

(vii)    to amend any provision herein or therein that is not material to any of the Certificateholders.

(b)      This  Agreement or any  Custodial  Agreement  may also be amended  from time to time by the  Company,  the
Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing  in the aggregate not less than 66% of the  Percentage  Interests of each Class of  Certificates  with a  Certificate  Principal  Balance greater  than zero  affected  thereby  for the  purpose of adding any  provisions  to or  changing in any manner or eliminating  any of the provisions of this Agreement or such Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce  in any  manner  the  amount  of,  or delay the  timing  of,  payments  which  are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)     reduce  the  aforesaid  percentage  of  Certificates  of any Class the  Holders of which are  required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all  Certificates of such Class then outstanding.

(c)      Notwithstanding  any contrary provision of this Agreement,  the Trustee shall not consent to any amendment to this Agreement  unless it shall have first received an Opinion of Counsel  (subject to  Section 10.01(f) and  at the expense of the party  seeking such  amendment) to  the effect that such  amendment or the exercise of any power granted to the Master  Servicer,  the  Company  or the  Trustee in  accordance  with such  amendment  is  permitted hereunder  and will not result in the  imposition  of a federal  tax on the Trust  Fund or cause any REMIC  created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d)      Promptly after the execution of any such amendment the Trustee shall furnish  written  notification of the substance  of such  amendment  to the  Custodian  and each  Certificateholder.  It shall not be  necessary  for the consent of  Certificateholders  under this Section 11.01 to approve the particular form of any proposed  amendment, but it shall be  sufficient  if such consent shall  approve the  substance  thereof.  The manner of obtaining  such consents and of evidencing the  authorization of the execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)      The  Company  shall have the  option,  in its sole  discretion,  to obtain and  deliver to the Trustee any corporate guaranty,  payment  obligation,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or a reserve fund, or any  combination  of the  foregoing,  for the purpose of protecting the Holders of the Class B  Certificates  against any or all Realized  Losses or other  shortfalls.  Any such  instrument  or fund shall be held by the Trustee for the benefit of the Class B  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in the Trust Fund.  To the extent that any such  instrument or fund constitutes  a reserve  fund for federal  income tax  purposes,  (i) any  reserve fund so  established  shall be an outside  reserve  fund and not an  asset of the  Trust  Fund,  (ii) any  such  reserve  fund  shall be owned by the
Company,  and  (iii) amounts  transferred  by the Trust Fund to any such  reserve  fund shall be treated as amounts distributed  by the Trust Fund to the Company or any  successor,  all within the  meaning of  Treasury  Regulations
Section 1.860G-2(h) as  it reads as of the Cut-off Date. In  connection  with the provision of any such  instrument or fund,  this Agreement and any provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the  establishment  or  administration  thereof, such  amendment  to be made by written  instrument  executed or consented to by the Company but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such  amendment  would impose any  additional  obligation  on, or otherwise  adversely  affect the interests of the
Senior  Certificateholders,  the Class M  Certificateholders,  the Master  Servicer or the Trustee,  as applicable;
provided  that the  Company  obtains  (subject  to  Section 10.01(f)) an  Opinion of Counsel  (which need not be an opinion of Independent  counsel) to  the effect that any such  amendment  will not cause (a) any  federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited  transactions"
under  Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of the
Code and  (b) any  REMIC  created  hereunder  to fail to  qualify  as a REMIC at any time that any  Certificate  is outstanding.  In the event that the  Company  elects to provide  such  coverage  in the form of a limited  guaranty provided  by GMAC  LLC,  the  Company  may  elect  that  the  text of such  amendment  to this  Agreement  shall be substantially  in the  form  attached  hereto  as  Exhibit  K (in  which  case  Residential  Funding's  Subordinate
Certificate Loss Obligation as described in such exhibit shall be established by Residential  Funding's  consent to such  amendment) and  that the limited  guaranty  shall be executed in the form attached  hereto as Exhibit K, with such changes as the Company shall deem to be  appropriate;  it being  understood  that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02     Recordation of Agreement; Counterparts

(a)      To the extent  permitted by applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other appropriate public recording office or  elsewhere,  such  recordation  to be effected by the Master  Servicer  and at its expense on  direction  by the
Trustee  (pursuant to the request of Holders of Certificates  entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the  effect  that such  recordation  materially  and beneficially affects the interests of the Certificateholders.

(b)      For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03     Limitation on Rights of Certificateholders

(a)      The death or  incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the
Trust Fund, nor entitle such  Certificateholder's  legal representatives or heirs to claim an accounting or to take any action or  proceeding in any court for a partition or winding up of the Trust Fund,  nor  otherwise  affect the rights, obligations and liabilities of any of the parties hereto.

(b)      No  Certificateholder  shall have any right to vote (except as expressly provided herein) or in any manner otherwise  control the operation and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything  herein set forth, or contained in the terms of the  Certificates,  be construed so as to constitute
the   Certificateholders   from  time  to  time  as  partners  or  members  of  an   association;   nor  shall  any
Certificateholder  be under any  liability to any third person by reason of any action taken by the parties to this
Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such
Holder  previously shall have given to the Trustee a written notice of default and of the continuance  thereof,  as hereinbefore  provided,  and unless also the Holders of Certificates  of any Class  evidencing in the aggregate not less than 25% of the related  Percentage  Interests of such Class, shall have made written request upon the Trustee to institute  such action,  suit or proceeding  in its own name as Trustee  hereunder and shall have offered to the
Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities to be incurred therein  or  thereby,  and the  Trustee,  for 60 days  after  its  receipt  of such  notice,  request  and offer of indemnity,  shall have  neglected or refused to institute any such action,  suit or proceeding it being  understood and intended, and being expressly covenanted by each  Certificateholder with every other  Certificateholder and the
Trustee,  that no one or more Holders of  Certificates  of any Class shall have any right in any manner whatever by virtue of any  provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein provided and for the  common  benefit  of  Certificateholders  of  such  Class  or all  Classes,  as the  case  may be.  For the protection and  enforcement  of the  provisions of this  Section 11.03,  each and every  Certificateholder  and the
Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04     Governing Law

         This  agreement and the  Certificates  shall be governed by and  construed in accordance  with the laws of the State of New York and the  obligations,  rights and remedies of the parties  hereunder  shall be  determined in accordance with such laws.

Section 11.05     Notices

         As provided in Section 11.05 of the Series Supplement.

Section 11.06     Required Notices to Rating Agency and Subservicer

         The Company,  the Master Servicer or the Trustee,  as applicable,  shall (i) notify each Rating Agency and the  Subservicer  at such  time as it is  otherwise  required  pursuant  to this  Agreement  to give  notice of the occurrence  of  any of the  events  described  in  clause (a),  (b),  (c),  (d),  (g),  (h),  (i) or  (j) below  or
(ii) provide  a copy to each Rating  Agency and  Subservicer  at such time as  otherwise  required to be  delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c)      the  termination  or  appointment  of a successor  Master  Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)      the filing of any claim under the Master  Servicer's  blanket  fidelity  bond and the errors and omissions insurance  policy  required  by  Section 3.12  or the  cancellation  or  modification  of  coverage  under any such instrument,

(e)      the  statement  required  to be  delivered  to the  Holders  of each  Class of  Certificates  pursuant  to
Section 4.03,

(f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)      a change in the location of the Custodial Account or the Certificate Account,

(h)      the  occurrence of any monthly cash flow shortfall to the Holders of any Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date, and

(j)      the repurchase of or substitution for any Mortgage Loan,

provided,  however,  that with respect to notice of the occurrence of the events  described in clauses (d),  (g) or
(h) above,  the Master  Servicer shall provide  prompt written notice to each Rating Agency and the  Subservicer of any such event known to the Master Servicer.

Section 11.07     Severability of Provisions

         If any one or more of the covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the
Holders thereof.

Section 11.08     Supplemental Provisions for Resecuritization

         This  Agreement  may  be  supplemented  by  means  of  the  addition  of  a  separate  Article  hereto  (a
"Supplemental  Article") for the purpose of  resecuritizing  any of the Certificates  issued  hereunder,  under the following  circumstances.  With respect to any Class or Classes of Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Company or any of its  Affiliates (or any designee  thereof) is  the registered
Holder (the  "Resecuritized  Certificates"),  the Company may deposit such  Resecuritized  Certificates  into a new
REMIC, grantor trust or custodial  arrangement (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a
Supplemental  Article.  The instrument  adopting such  Supplemental  Article shall be executed by the Company,  the
Master  Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective  interests would not be materially  adversely  affected thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the Certificates  initially  issued  hereunder,  the adoption of the  Supplemental  Article shall not constitute an
"amendment" of this Agreement.

         Each  Supplemental  Article  shall set forth all  necessary  provisions  relating  to the  holding  of the
Resecuritized  Certificates by the Trustee, the establishment of the Restructuring  Vehicle, the issuing of various classes of new certificates by the Restructuring  Vehicle and the  distributions to be made thereon,  and any other provisions  necessary for the purposes  thereof.  In connection with each Supplemental  Article,  the Company shall deliver to the Trustee an Opinion of Counsel to the effect that  (i) the  Restructuring  Vehicle  will qualify as a
REMIC,  grantor  trust or other  entity not  subject to taxation  for  federal  income tax  purposes  and  (ii) the adoption  of the  Supplemental  Article  will not  endanger  the status of the Trust Fund as a REMIC or (subject to
Section 10.01(f)) result  in the  imposition of a tax upon the Trust Fund  (including but not limited to the tax on prohibited  transactions as defined in  Section 860F(a)(2) of  the Code and the tax on  contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09     Allocation of Voting Rights

         As provided in Section 11.09 of the Series Supplement.

Section 11.10     No Petition

         The  Company,   Master   Servicer  and  the  Trustee,   by  entering   into  this   Agreement,   and  each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any  institution  against the Trust Fund, any bankruptcy  proceedings  under any
United States  federal or state  bankruptcy or similar law in connection  with any  obligation  with respect to the
Certificates or this Agreement.

ARTICLE XII

                                           COMPLIANCE WITH REGULATION AB

Section 12.01     Intent of Parties; Reasonableness

         The Company,  the Trustee and the Master  Servicer  acknowledge and agree that the purpose of this Article
XII is to  facilitate  compliance  by the Company  with the  provisions  of  Regulation  AB and  related  rules and regulations  of the  Commission.  The Company shall not exercise its right to request  delivery of  information  or other  performance  under these provisions other than in good faith, or for purposes other than compliance with the
Securities Act, the Exchange Act and the rules and  regulations of the Commission  under the Securities Act and the
Exchange Act. Each of the Master Servicer and the Trustee  acknowledges  that  interpretations  of the requirements of Regulation  AB may change over time,  whether due to  interpretive  guidance  provided by the  Commission or its staff,  consensus among participants in the mortgage-backed  securities  markets,  advice of counsel, or otherwise, and agrees to comply with reasonable  requests made by the Company in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of Regulation AB. Each of the Master  Servicer and the
Trustee shall cooperate  reasonably  with the Company to deliver to the Company  (including any of its assignees or designees),  any and all  disclosure,  statements,  reports,  certifications,  records  and any  other  information necessary  in the  reasonable,  good faith  determination  of the  Company to permit the Company to comply with the provisions of Regulation AB.

Section 12.02     Additional Representations and Warranties of the Trustee

(a)      The  Trustee  shall be deemed to  represent  and  warrant to the Company as of the date hereof and on each date on which  information  is provided to the Company under  Sections  12.01,  12.02(b) or  12.03 that,  except as disclosed in writing to the Company  prior to such date:  (i) it is not aware and has not received  notice that any default,  early  amortization or other  performance  triggering  event has occurred as to any other  Securitization
Transaction  due to any default of the Trustee;  (ii) there  are no aspects of its financial  condition  that could have a material  adverse  effect on the  performance by it of its trustee  obligations  under this Agreement or any other Securitization  Transaction as to which it is the trustee;  (iii) there are no material legal or governmental proceedings  pending  (or  known to be  contemplated) against  it that  would be  material  to  Certificateholders;
(iv) there are no  relationships  or  transactions  (as described in Item 1119(b) of Regulation AB) relating to the
Trustee with respect to the Company or any sponsor,  issuing entity,  servicer,  trustee,  originator,  significant obligor,  enhancement or support  provider or other material  transaction  party (as each of such terms are used in
Regulation  AB) relating to the  Securitization  Transaction  contemplated  by the Agreement,  as identified by the
Company to the  Trustee in writing as of the  Closing  Date  (each,  a  "Transaction  Party") that  are outside the ordinary  course of  business  or on terms other than would be  obtained  in an arm's  length  transaction  with an unrelated  third  party,  apart  from the  Securitization  Transaction,  and that are  material  to the  investors'
understanding  of the  Certificates;  and (v) the  Trustee is not an affiliate (as  contemplated by Item 1119(a) of
Regulation AB) of any  Transaction  Party.  The Company shall notify the Trustee of any change in the identity of a
Transaction Party after the Closing Date.

(b)      If so requested by the Company on any date  following the Closing  Date,  the Trustee  shall,  within five
Business Days following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or,  if any such  representation and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the Company.  Any such request from the Company shall not be given more than once each calendar  quarter,  unless the Company  shall have a reasonable  basis for a determination that any of the representations and warranties may not be accurate.

Section 12.03     Information to be Provided by the Trustee

         For so long as the  Certificates are  outstanding,  for the purpose of satisfying the Company's  reporting obligation  under the Exchange  Act with respect to any class of  Certificates,  the Trustee  shall  provide to the
Company a written  description of (a) any litigation or governmental  proceedings pending against the Trustee as of the last day of each  calendar  month that would be material to  Certificateholders,  and (b) any  affiliations  or relationships  (as described in Item 1119 of  Regulation  AB) that  develop  following the Closing Date between the
Trustee and any Transaction Party of the type described in  Section 12.02(a)(iv) or  12.02(a)(v) as of the last day of each  calendar  year.  Any  descriptions  required  with  respect  to legal  proceedings,  as well as updates to previously  provided  descriptions,  under this Section 12.03 shall be given no later than five Business Days prior to the  Determination  Date  following  the  month  in  which  the  relevant  event  occurs,  and any  notices  and descriptions required with respect to affiliations,  as well as updates to previously provided descriptions,  under this  Section 12.03  shall be given no later than January 31 of the calendar  year  following the year in which the relevant  event  occurs.  As of the date the Company or Master  Servicer  files each Report on Form 10-D and Report on Form 10-K with  respect to the  Certificates,  the Trustee  will be deemed to  represent  and  warrant  that any information  previously  provided by the Trustee under this Article XII is materially correct and does not have any material  omissions  unless the Trustee  has  provided an update to such  information.  The Company  will allow the
Trustee to review any  disclosure  relating  to  material  litigation  against  the  Trustee  prior to filing  such disclosure with the Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04     Report on Assessment of Compliance and Attestation

         On or before March 15 of each calendar year, the Trustee shall:

(a)      deliver to the Company a report (in form and substance reasonably  satisfactory to the  Company) regarding the Trustee's  assessment of compliance with the applicable  Servicing  Criteria  during the immediately  preceding calendar  year,  as required  under Rules  13a-18 and 15d-18 of the Exchange  Act and Item 1122 of  Regulation  AB.
Such report  shall be  addressed  to the  Company and signed by an  authorized  officer of the  Trustee,  and shall address each of the Servicing Criteria specified on Exhibit R hereto; and

(b)      deliver to the Company a report of a  registered  public  accounting  firm  reasonably  acceptable  to the
Company that attests to, and reports on, the  assessment of compliance  made by the Trustee and delivered  pursuant to the  preceding  paragraph.  Such  attestation  shall  be in  accordance  with  Rules  1-02(a)(3) and  2-02(g) of
Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05     Indemnification; Remedies

(a)      The Trustee  shall  indemnify the Company,  each  affiliate of the Company,  the Master  Servicer and each affiliate of the Master Servicer; and the respective present and former directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses,  damages,  penalties, fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A)  any untrue  statement of a material  fact  contained  or alleged to be contained in any  information, report,  certification,  accountants'  attestation or other material provided under this Article XII by or on behalf of the  Trustee  (collectively,  the  "Trustee  Information"),  or (B) the  omission  or alleged omission  to state in the  Trustee  Information  a  material  fact  required  to be stated in the  Trustee
         Information  or  necessary  in order to make the  statements  therein,  in the light of the  circumstances under which they were made, not misleading; or

(ii)     any failure by the Trustee to deliver any  information,  report,  certification or other material when and as  required  under this  Article  XII,  other than a failure  by the  Trustee to deliver an  accountants'
         attestation.

(b)      In the case of any  failure of  performance  described  in  clause (ii) of  Section 12.05(a),  the Trustee shall (i) promptly  reimburse the Company for all costs  reasonably  incurred by the Company in order to obtain the information,  report,  certification,  accountants'  attestation or other material not delivered as required by the
Trustee and (ii) cooperate with the Company to mitigate any damages that may result from such failure.

(c)      The Company and the Master  Servicer  shall  indemnify the Trustee,  each affiliate of the Trustee or each
Person who controls the Trustee  (within the meaning of  Section 15  of the  Securities  Act and  Section 20 of the
Exchange Act);  and the respective  present and former  directors,  officers,  employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses  and related  costs,  judgments,  and any other  costs,  fees and  expenses  that any of them may sustain  arising out of or based upon  (i) any  untrue  statement  of a material  fact  contained  or alleged to be contained in any  information  provided under this Agreement by or on behalf of the Company or Master  Servicer for inclusion in any report filed with Commission  under the Exchange Act  (collectively,  the "RFC  Information"),  or
(ii) the  omission or alleged omission to state in the RFC Information a material fact required to be stated in the
RFC  Information  or necessary in order to make the statements  therein,  in the light of the  circumstances  under which they were made, not misleading;  provided, by way of clarification,  that clause (ii) of this paragraph shall be  construed  solely  by  reference  to the RFC  Information  and not to any  other  information  communicated  in connection  with a sale or purchase of  securities,  without  regard to whether the RFC  Information or any portion thereof is presented together with or separately from such other information.

(d)      Notwithstanding  any provision in this Section  12.05 to the contrary,  the parties agree that none of the
Trustee,  the  Company  or the  Master  Servicer  shall be liable to the other for any  consequential  or  punitive damages whatsoever,  whether in contract,  tort (including negligence and strict liability),  or any other legal or equitable principle;  provided,  however,  that such limitation shall not be applicable with respect to third party claims made against a party.

                                                     EXHIBIT A

     FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE
     AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [THIS CERTIFICATE IS AN [EXCHANGEABLE]  [EXCHANGED]  CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT  AND MAY BE EXCHANGED FOR THE  [EXCHANGEABLE]  [EXCHANGED]  CERTIFICATE  OR  CERTIFICATES  IN THE RELATED
COMBINATION GROUP.]

Certificate No. [____]                                     [based on a Notional Amount]
Class [A-___] Senior                                       Percentage Interest: ____%
Date of Pooling and Servicing Agreement                    Aggregate Initial [Certificate Principal Balance]
and Cut-off Date:                                          [Interest Only/Class A-V] [Notional Amount] [Subclass
[______________]                                           Notional Amount] of the Class [A-___] Certificates:
                                                           $________
First Distribution Date:                                   [Initial] [Certificate Principal Balance] [Interest
[______________]                                           Only/Class A-V] [Subclass] [Notional Amount] of this
                                                           Certificate:
                                                           $[______________]
Master Servicer:
Residential Funding Company, LLC
[Assumed] [Scheduled] Final Distribution Date:             CUSIP
[______________]                                           [______________]

                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES ________

                  evidencing a percentage  interest in the  distributions  allocable to the Class
                  [A-___]  Certificates  with respect to a Trust Fund  consisting  primarily of a pool of  conventional  one- to  four-family  fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee
referred  to below or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  Neither  this  Certificate  nor the underlying  Mortgage  Loans  are  guaranteed  or  insured  by any  governmental  agency  or  instrumentality  or by
Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC  Mortgage  Group,  LLC or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  _____________  is the registered owner of the Percentage  Interest  evidenced by this
Certificate  [(obtained by dividing the [Initial Certificate  Principal Balance] [Initial [Interest Only/Class A-V]
Notional  Amount] of this  Certificate  by the aggregate  [Initial  Certificate  Principal  Balance of all Class A-
Certificates]  [Initial [Interest  Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates],
both as  specified  above)] in certain  distributions  with  respect to the Trust Fund  consisting  primarily of an interest in a pool of  conventional  one- to  four-family  fixed  interest rate first mortgage loans (the "Mortgage
Loans"),  formed and sold by Residential  Funding Mortgage  Securities I, Inc.  (hereinafter  called the "Company,"
which term  includes  any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created pursuant  to a Series  Supplement,  dated as  specified  above,  to the  Standard  Terms of Pooling  and  Servicing
Agreement dated as of ________________  (together,  the "Pooling and Servicing Agreement" or the "Agreement") among the Company,  the Master  Servicer and  _______________,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last  day) of  the month  immediately  preceding  the month of such  distribution  (the  "Record  Date"),  from the
[related]  Available  Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this  Certificate  and the amount [(of interest and  principal,  if any)]  required to be distributed to Holders of
Class A- Certificates on such  Distribution  Date. [the [Interest  Only/Class A-V] Notional Amount of the [Interest
Only/Class A-V]  Certificates as of any date of determination  is equal to the aggregate  stated Principal  Balance of the Mortgage Loans  corresponding to the  uncertificated  REMIC regular interests  represented by such [Interest
Only/Class A-V] Certificates.]

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise) for  the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed  by the  Trustee  for  that  purpose.  [The  [Initial  Certificate  Principal  Balance]  [Initial
[Interest  Only/Class A-V] Notional  Amount] of this  Certificate is set forth above.] [The  Certificate  Principal
Balance  hereof will be reduced to the extent of  distributions  allocable  to principal  and any  Realized  Losses allocable hereto.]

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Mortgage   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein   collectively  called  the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master  Servicer and the Trustee with the  consent of the Holders of  Certificates  evidencing  in the  aggregate  not less than 66.6% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies appointed by the Trustee

         , duly endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney  duly  authorized in writing,  and  thereupon  one or more new  Certificates  of authorized denominations  evidencing  the same  Class and  aggregate  Percentage  Interest  will be  issued to the  designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         [This Certificate is an [Exchangeable]  [Exchanged]  Certificate as described in the Pooling and Servicing
Agreement  and may be exchanged for the  [Exchangeable]  [Exchanged]  Certificate  or  Certificates  in the related
Combination  Group  specified  in the Pooling and  Servicing  Agreement,  subject to certain  terms and  conditions specified  therein,  including the payment to the Trustee of a fee of $10,000 with respect to each  exchange.  This
[Exchangeable]  [Exchanged]  Certificate  may be  exchanged  for  the  [Exchangeable]  [Exchanged]  Certificate  or
Certificates  in the  related  Combination  Group  only on the days of each  month  specified  in the  Pooling  and
Servicing Agreement.]

         The  Company,  the  Master  Servicer,  the  Trustee  and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose name this
Certificate is registered as the owner hereof for all purposes,  and neither the Company, the Master Servicer,  the
Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of the last  Mortgage  Loan [in the related  Loan Group]  subject  thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the  purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the  related  Loan  Group] and all property acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the Certificates.  The
Agreement permits,  but does not require,  the Master Servicer to (i) purchase at a price determined as provided in the  Agreement  all remaining  Mortgage  Loans [in the related Loan Group] and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole,  but not in part, all of the [related]  Certificates  from the Holders thereof;  provided,  that any such  option  may only be  exercised  if the Pool  Stated  Principal  Balance  of the
Mortgage  Loans [in the  related  Loan  Group] as of the  Distribution  Date upon  which the  proceeds  of any such purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage  Loans
Group [in the related Loan Group].

         Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

         Dated: _________________                              [TRUSTEE],

                                                                as Trustee

                                                                By:______________________________

                                                                Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                                     [TRUSTEE],
                                                     as Certificate Registrar

                                                     By:___________________________________________
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address  including postal zip code of assignee) a  Percentage  Interest  evidenced by the within
Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

         Dated: _____________________                                 ______________________________________
                                                                      Signature by or on behalf of assignor

                                                                      ______________________________________
                                                                      Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the account of  __________________  account  number  ______________-,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                            FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO  ISSUER  OR ITS AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. ____                                         Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement                      Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                                             Aggregate   Initial  Notional  Amount  of  the  Class  X
Residential Funding Company, LLC                             Certificates: $__________

First Distribution Date:                                     Initial    Notional   Amount   of   this    Certificate:
__________ 25, ____                                          $_____________

Assumed Final Distribution Date:                             CUSIP ________
_____________

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                                 SERIES ____-____

         Evidencing  a percentage  interest in the  distributions  allocable  to the Class X  Certificates with  respect  to a  Trust  Fund  consisting  primarily  of  a  pool  of  [conventional  one-  to
         four-family  residential,   adjustable-rate  first  lien  mortgage  loans]  formed  and  sold  by
         RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee
referred  to below or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  Neither  this  Certificate  nor the underlying  Mortgage  Loans  are  guaranteed  or  insured  by any  governmental  agency  or  instrumentality  or by
Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC  Mortgage  Group,  LLC or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that  _________________________  is  the  registered  owner  of the  Percentage  Interest evidenced  by this  Certificate  (obtained  by dividing  the Initial  Notional  Amount of this  Certificate  by the
Aggregate  Notional  Amount of all Class X Certificates,  both as specified  above) in certain  distributions  with respect to the Trust Fund  consisting  primarily  of an interest  in a pool of  [conventional  one- to  four-family residential,  adjustable-rate  first lien mortgage  loans] (the "Mortgage  Loans"),  formed and sold by Residential
Funding  Mortgage  Securities I, Inc.  (hereinafter  called the "Company," which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the  "Agreement")  among the Company,  the Master Servicer and  ________________________,
as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.
This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement  the Holder of this  Certificate  by virtue of the  acceptance  hereof  assents  and by which such
Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the  month  immediately  preceding  the  month of such  distribution  (the  "Record  Date"),  from the
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the amount  required to be  distributed to Holders of Class X  Certificates  on such  Distribution
Date.  The Class X Certificates have no Certificate Principal Balance.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose.  The Initial  Notional  Amount of this  Certificate is set forth above.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master  Servicer and the Trustee with the  consent  of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of  authorized  denominations  evidencing  the same Class and  aggregate  Percentage
Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the  Master  Servicer,  the  Trustee  and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose name this
Certificate is registered as the owner hereof for all purposes,  and neither the Company, the Master Servicer,  the
Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such  Mortgage  Loans, thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master
Servicer to (i) purchase at a price  determined as provided in the Agreement all remaining  Mortgage  Loans and all property  acquired  in  respect  of any  Mortgage  Loan or (ii)  purchase  in  whole,  but not in part,  all of the
Certificates  from the Holders  thereof;  provided,  that any such option may only be  exercised if the Pool Stated
Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _______________________                        [________________________________],
                                                              as Trustee

                                                     By:  ___________________________
                                                              Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is one of the Class X Certificates referred to in the within-mentioned Agreement.

                                                     [________________________________],
                                                              as Certificate Registrar

                                                     By: ______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address  including postal zip code of assignee) a  Percentage  Interest  evidenced by the within
Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

         Dated: _____________________                                 ______________________________________
                                                                      Signature by or on behalf of assignor

                                                                      ______________________________________
                                                                      Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the account of  __________________  account  number  ______________-,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                     EXHIBIT B

                                              FORM OF CLASS M CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE [RELATED]  SENIOR  CERTIFICATES  [CLASS M-1
CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED  IS  REGISTERED  IN THE  NAME  OF CEDE & CO.  OR IN  SUCH  OTHER  NAME  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED
BY AN AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR
TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) THAT  EITHER (A) SUCH  TRANSFEREE IS NOT AN EMPLOYEE BENEFIT
PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION 4975  OF THE CODE  (EACH,  A "PLAN"),  OR ANY PERSON  (INCLUDING,
WITHOUT  LIMITATION,  AN INVESTMENT  MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING PLAN ASSETS,
WITHIN THE MEANING OF THE U.S.  DEPARTMENT OF LABOR REGULATION  PROMULGATED AT 29 C.F.R.ss.2510.3-101,  AS MODIFIED
BY SECTION 3(42) OF ERISA, OF ANY PLAN (EACH, A "PLAN  INVESTOR") TO  EFFECT SUCH ACQUISITION,  (B) IT HAS ACQUIRED
AND IS  HOLDING  THIS  CERTIFICATE  IN  RELIANCE  ON U.S.  DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  EXEMPTION
("PTE") 94-29,  59 FED. REG. 14674 (MARCH 29,  1994), AS MOST RECENTLY AMENDED BY PTE 2002-41,  67 FED.  REG. 54487
(AUGUST  22,  2002) (THE  "RFC  EXEMPTION"),  AND THAT IT  UNDERSTANDS  THAT THERE ARE  CERTAIN  CONDITIONS  TO THE
AVAILABILITY  OF THE RFC EXEMPTION  INCLUDING THAT SUCH  CERTIFICATE  MUST BE RATED,  AT THE TIME OF PURCHASE,  NOT
LOWER THAN  "BBB-" (OR ITS  EQUIVALENT) BY  STANDARD & POOR'S,  FITCH OR  MOODY'S OR  (C)(I) THE  TRANSFEREE  IS AN
INSURANCE  COMPANY,  (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THE CERTIFICATE (OR ANY INTEREST  HEREIN) IS
AN "INSURANCE  COMPANY  GENERAL  ACCOUNT" (AS DEFINED IN U.S.  DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  CLASS
EXEMPTION  ("PTCE") 95-60),  AND  (III) THE  CONDITIONS  SET FORTH IN  SECTIONS  I AND III OF PTCE  95-60 HAVE BEEN
SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

         IF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS  ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE
PRECEDING  PARAGRAPH,  THEN THE  LAST  PRECEDING  TRANSFEREE  THAT  EITHER  (A) IS  NOT A PLAN OR A PLAN  INVESTOR,
(B) ACQUIRED  SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (C) IS A COMPLYING  INSURANCE  COMPANY SHALL
BE  RESTORED,  TO THE  EXTENT  PERMITTED  BY LAW,  TO ALL RIGHTS  AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF
RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE  SHALL BE UNDER NO  LIABILITY  TO ANY
PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER  WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR ANY  INTEREST
HEREIN) WAS  EFFECTED IN VIOLATION OF THE RESTRICTIONS IN  SECTION 5.02(e) OF  THE POOLING AND SERVICING  AGREEMENT
SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY,  THE TRUSTEE,  THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST
FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF
SUCH ACQUISITION OR HOLDING.

Certificate No. [____]
Class [M-___] Subordinate
Date of Pooling and Servicing Agreement                    Principal Balance of the Class M Certificates:
and Cut-off Date:                                          $_______________
[______________]
First Distribution Date:                                   Initial Certificate Principal Balance of this
[______________]                                           Certificate:
                                                           $[______________]
Master Servicer:
Residential Funding Company, LLC
[Assumed] [Schedule] Final
Distribution Date:                                         CUSIP
[______________]                                           [______________]

                                        MORTGAGE PASS-THROUGH CERTIFICATE,
                                                  SERIES ________

                  evidencing a percentage  interest in any  distributions  allocable to the Class
                  M-___  Certificates  with respect to the Trust Fund  consisting  primarily of a pool of  conventional  one- to  four-family  fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee
referred  to below or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  Neither  this  Certificate  nor the underlying  Mortgage  Loans  are  guaranteed  or  insured  by any  governmental  agency  or  instrumentality  or by
Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC  Mortgage  Group,  LLC or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies  that is the registered  owner of the  Percentage  Interest  evidenced by this  Certificate
(obtained  by  dividing  the  Certificate  Principal  Balance  of this  Certificate  by the  aggregate  Certificate
Principal Balance of all Class M-___ Certificates,  both as specified above) in certain  distributions with respect to a Trust Fund  consisting  primarily of a pool of  conventional  one- to  four-family  fixed  interest rate first mortgage  loans (the  "Mortgage  Loans"),  formed  and sold by  Residential  Funding  Mortgage  Securities  I, Inc.
(hereinafter  called the  "Company,"  which term  includes any  successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Series  Supplement,  dated as specified  above,  to the Standard
Terms of Pooling and  Servicing  Agreement  dated as of  ________________  (together,  the "Pooling  and  Servicing
Agreement"  or  the  "Agreement") among  the  Company,  the  Master  Servicer  and  ___________,  as  trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last  day) of  the month  immediately  preceding  the month of such  distribution  (the  "Record  Date"),  from the
[related]  Available  Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this  Certificate  and the amount (of interest and  principal,  if  any) required  to be  distributed to Holders of
Class M-___ Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise) for  the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial  Certificate  Principal  Balance of this Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions allocable to principal and any Realized Losses allocable hereto.

         As described  above,  any transferee of this  Certificate  will be deemed to have represented by virtue of its purchase or holding of this  Certificate  (or any interest  herein) that  either  (a) such  transferee is not a
Plan or a Plan Investor,  (b) it has acquired and is holding this  Certificate in reliance on the RFC Exemption and that it  understands  that there are certain  conditions to the  availability  of the RFC Exemption  including that this Certificate must be rated, at the time of purchase,  not lower than "BBB-" (or its  equivalent) by  Standard &
Poor's,  Fitch or Moody's or (c) the  transferee  is a Complying  Insurance  Company.  In addition,  any  purported
Certificate  Owner whose  acquisition  or holding of this  Certificate  (or any  interest  herein) was  effected in violation of the  restrictions in  Section 5.02(e) of  the Agreement shall indemnify and hold harmless the Company, the Trustee,  the Master Servicer,  any  Subservicer,  and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Mortgage   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein   collectively  called  the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master  Servicer and the Trustee with the  consent of the Holders of  Certificates  evidencing  in the  aggregate  not less than 66.6% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of  authorized  denominations  evidencing  the same Class and  aggregate  Percentage
Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the  Master  Servicer,  the  Trustee  and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose name this
Certificate is registered as the owner hereof for all purposes,  and neither the Company, the Master Servicer,  the
Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of the last  Mortgage  Loan [in the related  Loan Group]  subject  thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the  purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the  related  Loan  Group] and all property acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the Certificates.  The
Agreement permits,  but does not require,  the Master Servicer to (i) purchase at a price determined as provided in the  Agreement  all remaining  Mortgage  Loans [in the related Loan Group] and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole,  but not in part, all of the [related]  Certificates  from the Holders thereof;  provided,  that any such  option  may only be  exercised  if the Pool  Stated  Principal  Balance  of the
Mortgage  Loans [in the  related  Loan  Group] as of the  Distribution  Date upon  which the  proceeds  of any such purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage  Loans
Group [in the related Loan Group].

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

         Dated: __________________                             [TRUSTEE],

                                                                as Trustee

                                                                By:__________________________

                                                                Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [M- ] Certificates referred to in the within-mentioned Agreement.

                                                     [TRUSTEE],
                                                     as Certificate Registrar

                                                     By:____________________________________
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address  including postal zip code of assignee) a  Percentage  Interest  evidenced by the within
Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

         Dated: _____________________                                 ______________________________________
                                                                      Signature by or on behalf of assignor

                                                                      ______________________________________
                                                                      Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the account of  __________________  account  number  ______________-,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                     EXHIBIT C

                                            FORM OF CLASS B CERTIFICATE

         THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE RELATED SENIOR  CERTIFICATES  AND THE RELATED
CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO  TRANSFER  OF THIS  CERTIFICATE  (OR  ANY  INTEREST  HEREIN) MAY  BE MADE  TO ANY  PERSON,  UNLESS  THE
TRANSFEREE PROVIDES THE TRUSTEE,  THE COMPANY AND THE MASTER SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT TO
SECTION 5.02(e) OF  THE  AGREEMENT  OR  (B) AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO  AND  IN  FORM  AND  SUBSTANCE
SATISFACTORY  TO THE  TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF
THIS  CERTIFICATE  IS PERMISSIBLE  UNDER  APPLICABLE  LAW,WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975  OF THE  INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE") (OR  COMPARABLE  PROVISIONS  OF ANY
SUBSEQUENT  ENACTMENTS) AND  WILL NOT SUBJECT THE TRUSTEE,  THE COMPANY OR THE MASTER SERVICER TO ANY OBLIGATION OR
LIABILITY  (INCLUDING  OBLIGATIONS  AND LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE) IN  ADDITION TO THOSE
UNDERTAKEN IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE COMPANY OR THE
MASTER SERVICER.

Certificate No. [____]
Class [B-___] Subordinate
Date of Pooling and Servicing Agreement                    Principal Balance of the Class B-___ Certificates as of
and Cut-off Date:                                          the Cut-off Date: $________
[______________]
First Distribution Date:                                   Initial Certificate Principal Balance of this
[______________]                                           Certificate:
                                                           $[______________]
Master Servicer:
Residential Funding Company, LLC
Assumed Final Distribution Date:                           CUSIP
[______________]                                           [______________]

                                        MORTGAGE PASS-THROUGH CERTIFICATE,
                                                  SERIES _______

                  evidencing a percentage  interest in the  distributions  allocable to the Class
                  B-___ Certificates with respect to a Trust Fund consisting  primarily of a pool of  conventional  one- to four-family  fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee
referred  to below or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  Neither  this  Certificate  nor the underlying  Mortgage  Loans  are  guaranteed  or  insured  by any  governmental  agency  or  instrumentality  or by
Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC  Mortgage  Group,  LLC or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  _______________________  is the registered owner of the Percentage Interest evidenced by this  Certificate  (obtained by dividing the Initial  Certificate  Principal  Balance of this Certificate by the aggregate  Initial  Certificate  Principal  Balance of all Class B-___  Certificates,  both as specified  above) in certain  distributions  with  respect  to  the  Trust  Fund  consisting  primarily  of an  interest  in a  pool  of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage  Loans"),  formed and sold by Residential  Funding  Mortgage  Securities I, Inc.  (hereinafter  called the "Company,"  which term includes any successor  entity  under the  Agreement  referred  to  below).  The Trust  Fund was  created  pursuant  to a Series
Supplement,  dated as  specified  above,  to the  Standard  Terms of Pooling and  Servicing  Agreement  dated as of
________________  (together,  the "Pooling and Servicing  Agreement"  or the  "Agreement") among  the Company,  the
Master Servicer and ___________,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein  have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing on the first  Distribution  Date specified above, to the Person in whose name this Certificate is registered at the close of  business  on the last day (or if such  last day is not a  Business  Day,  the  Business  Day  immediately preceding such last day) of the month next preceding the month of such distribution  (the "Record Date"),  from the
[related]  Available  Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this  Certificate  and the amount (of interest and  principal,  if  any) required  to be  distributed to Holders of
Class B Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise) for  the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial  Certificate  Principal  Balance of this Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions allocable to principal and any Realized Losses allocable hereto.

         No  transfer  of  this  Class B  Certificate  will be  made  unless  such  transfer  is  exempt  from  the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer is to be made,  (i) the  Trustee or the  Company may  require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Company  that  such  transfer  is  exempt  (describing  the  applicable  exemption  and the basis therefor) from  or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable statute of any state and (ii) the  transferee shall execute an investment letter in the form  described  by  Section 5.02(e) of  the  Agreement.  The Holder  hereof  desiring to effect such  transfer shall,  and does hereby agree to,  indemnify  the Trustee,  the Company,  the Master  Servicer and the  Certificate
Registrar  acting on behalf of the Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate (or any interest  herein) shall  be made unless the transferee provides the Trustee,  the Company and the Master Servicer with either (a) a  certification  pursuant to
Section 5.02(e) of  the Agreement  stating that either (i) the  transferee is not an employee benefit or other plan subject to the prohibited  transaction  provisions of ERISA or  Section 4975  of the Code (each, a "Plan"),  or any
Person (including,  without  limitation,  an investment manager, a named fiduciary or a trustee of any Plan) who is using plan  assets,  within  the  meaning  of the U.S.  Department  of Labor  regulation  promulgated  at 29 C.F.R.
ss. 2510.3-101,  as  modified  by Section  3(42) of ERISA,  of any Plan  (each,  a "Plan  Investor") to  effect  such acquisition  or (ii) the  transferee  is an  insurance  company,  the source of funds used to purchase or hold such
Certificate (or any interest  therein) is an "insurance company general account" (as defined in U.S.  Department of
Labor Prohibited  Transaction  Class Exemption  ("PTCE") 95-60)  and the conditions set forth in Sections I and III of PTCE  95-60  have  been  satisfied,  or  (b) an  opinion  of  counsel  acceptable  to and in form and  substance satisfactory  to the  Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of this  Certificate is permissible  under  applicable  law, will not constitute or result in a non-exempt  prohibited transaction  under  Section 406 of ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent enactments),  and will not subject the Trustee,  the Company or the Master  Servicer to any obligation or liability
(including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the  Agreement,  which  opinion  of  counsel  shall not be an expense  of the  Trustee,  the  Company or the Master
Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Mortgage   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein   collectively  called  the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master  Servicer and the Trustee with the  consent of the Holders of  Certificates  evidencing  in the  aggregate  not less than 66.6% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of  authorized  denominations  evidencing  the same Class and  aggregate  Percentage
Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the  Master  Servicer,  the  Trustee  and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose name this
Certificate is registered as the owner hereof for all purposes,  and neither the Company, the Master Servicer,  the
Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of the last  Mortgage  Loan [in the related  Loan Group]  subject  thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the  purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the  related  Loan  Group] and all property acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the Certificates.  The
Agreement permits,  but does not require,  the Master Servicer to (i) purchase at a price determined as provided in the  Agreement  all remaining  Mortgage  Loans [in the related Loan Group] and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole,  but not in part, all of the [related]  Certificates  from the Holders thereof;  provided,  that any such  option  may only be  exercised  if the Pool  Stated  Principal  Balance  of the
Mortgage  Loans [in the  related  Loan  Group] as of the  Distribution  Date upon  which the  proceeds  of any such purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage  Loans
Group [in the related Loan Group].

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

         Dated:  __________________                           [TRUSTEE],

                                                                as Trustee

                                                                By:_____________________________

                                                                Authorized Signatory
                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [B- ] Certificates referred to in the within-mentioned Agreement.

                                                     [TRUSTEE],
                                                     as Certificate Registrar

                                                     By:_________________________________________
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address  including postal zip code of assignee) a  Percentage  Interest  evidenced by the within
Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

         Dated: _____________________                                 ______________________________________
                                                                      Signature by or on behalf of assignor

                                                                      ______________________________________
                                                                      Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the account of  __________________  account  number  ______________,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                    EXHIBIT C-I

                                            FORM OF CLASS P CERTIFICATE

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO  TRANSFER  OF THIS  CERTIFICATE  (OR  ANY  INTEREST  HEREIN)  MAY BE MADE  TO ANY  PERSON,  UNLESS  THE
TRANSFEREE  PROVIDES THE TRUSTEE,  THE COMPANY AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION  PURSUANT TO
SECTION  5.02(e)  OF THE  AGREEMENT  OR (B) AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO  AND  IN  FORM  AND  SUBSTANCE
SATISFACTORY  TO THE  TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF
THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED  (THE  "CODE") (OR  COMPARABLE  PROVISIONS  OF ANY
SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE TRUSTEE,  THE COMPANY OR THE MASTER SERVICER TO ANY OBLIGATION OR
LIABILITY  (INCLUDING  OBLIGATIONS  AND  LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE
UNDERTAKEN IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE COMPANY OR THE
MASTER SERVICER.

Certificate No. [____]
Class P Prepayment Charge [  ]
Date of Pooling and Servicing Agreement                    Aggregate Certificate Principal Balance of the Class P
and Cut-off Date:                                          Certificates as of the Cut-off Date: $0.00
[______________]
First Distribution Date:                                   Initial Certificate Principal Balance of this
[______________]                                           Certificate:
                                                           $[______________]
Master Servicer:                                           Percentage Interest of this Certificate: 100%
Residential Funding Company, LLC
Assumed Final Distribution Date:                           CUSIP
[______________]                                           [______________]

                                        MORTGAGE PASS-THROUGH CERTIFICATE,
                                                  SERIES _______

                  evidencing a percentage interest in the distributions  allocable to the Class P
                  Certificates  with  respect to a Trust Fund  consisting  primarily of a pool of conventional  one- to  four-family  fixed  interest rate first  mortgage  loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee
referred  to below or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  Neither  this  Certificate  nor the underlying  Mortgage  Loans  are  guaranteed  or  insured  by any  governmental  agency  or  instrumentality  or by
Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC  Mortgage  Group,  LLC or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  _______________________  is the registered owner of the Percentage Interest evidenced by this  Certificate  (obtained by dividing the Initial  Certificate  Principal  Balance of this Certificate by the aggregate Initial Certificate  Principal Balance of all Class P  Certificates,  both as specified above) in certain distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one-
to four-family  fixed interest rate first  mortgage  loans (the "Mortgage  Loans"),  formed and sold by Residential
Funding  Mortgage  Securities I, Inc.  (hereinafter  called the "Company," which term includes any successor entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant  to a Series  Supplement,  dated as specified above, to the Standard Terms of Pooling and Servicing Agreement dated as of  ________________  (together, the "Pooling and Servicing Agreement" or the  "Agreement") among  the Company, the Master Servicer and ___________, as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.
This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement  the Holder of this  Certificate  by virtue of the  acceptance  hereof  assents  and by which such
Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing on the first  Distribution  Date specified above, to the Person in whose name this Certificate is registered at the close of  business  on the last day (or if such  last day is not a  Business  Day,  the  Business  Day  immediately preceding such last day) of the month next preceding the month of such distribution  (the "Record Date"),  from the
[related]  Available  Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this  Certificate  and the amount (of interest and  principal,  if  any) required  to be  distributed to Holders of
Class P Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise) for  the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.

         No  transfer  of  this  Class P  Certificate  will be  made  unless  such  transfer  is  exempt  from  the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer is to be made,  (i) the  Trustee or the  Company may  require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Company  that  such  transfer  is  exempt  (describing  the  applicable  exemption  and the basis therefor) from  or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable statute of any state and (ii) the  transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to, indemnify the Trustee,  the Company,  the Master Servicer and the Certificate  Registrar acting on behalf of the  Trustee  against  any  liability  that  may  result  if the  transfer  is not so  exempt  or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Company and the Master Servicer with either (a) a certification  pursuant to
Section  5.02(e) of the Agreement  stating that the transferee is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions  of ERISA or Section  4975 of the Code  (each,  a  "Plan"),  or any Person
(including,  without  limitation,  an insurance company  investing its general account,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using plan assets,  within the meaning of the U.S.  Department of
Labor regulation  promulgated at 29 C.F.R.ss.2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan  Investor")  to effect  such  acquisition,  or (b) an  opinion  of  counsel  acceptable  to and in form and substance  satisfactory  to the  Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of this  Certificate is  permissible  under  applicable  law, will not constitute or result in a non-exempt prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability  (including  obligations  or  liabilities  under ERISA or Section  4975 of the Code) in addition to those undertaken in the  Agreement,  which opinion of counsel shall not be an expense of the Trustee,  the Company or the
Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Mortgage   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein   collectively  called  the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master  Servicer and the Trustee with the  consent of the Holders of  Certificates  evidencing  in the  aggregate  not less than 66.6% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of  authorized  denominations  evidencing  the same Class and  aggregate  Percentage
Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the  Master  Servicer,  the  Trustee  and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose name this
Certificate is registered as the owner hereof for all purposes,  and neither the Company, the Master Servicer,  the
Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of the last  Mortgage  Loan [in the related  Loan Group]  subject  thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the  purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the  related  Loan  Group] and all property acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the Certificates.  The
Agreement permits,  but does not require,  the Master Servicer to (i) purchase at a price determined as provided in the  Agreement  all remaining  Mortgage  Loans [in the related Loan Group] and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole,  but not in part, all of the [related]  Certificates  from the Holders thereof;  provided,  that any such  option  may only be  exercised  if the Pool  Stated  Principal  Balance  of the
Mortgage  Loans [in the  related  Loan  Group] as of the  Distribution  Date upon  which the  proceeds  of any such purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage  Loans
Group [in the related Loan Group].

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

         Dated:  _______________                              [TRUSTEE],

                                                                as Trustee

                                                                By:_______________________

                                                                Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                                     [TRUSTEE],
                                                     as Certificate Registrar

                                                     By:___________________________________
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address  including postal zip code of assignee) a  Percentage  Interest  evidenced by the within
Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

         Dated: _____________________                                 ______________________________________
                                                                      Signature by or on behalf of assignor

                                                                      ______________________________________
                                                                      Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the account of  __________________  account  number  ______________-,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                   EXHIBIT C-II

                                         FORM OF CLASS SB-[ ] CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES,  THE CLASS M-1, CLASS
M-2, CLASS M-3,  [CLASS M-4, CLASS M-5, CLASS M-6, CLASS M-7, CLASS M-8, CLASS M-9 AND CLASS M-10]  CERTIFICATES AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT."  AS  THOSE  TERMS  ARE  DEFINED,  RESPECTIVELY,  IN  SECTIONS  860G AND 860D OF THE
INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE").  COUPLED WITH  INTERESTS IN THE SWAP  AGREEMENT  AND THE
SB-AM SWAP AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN ACCORDANCE  WITH THE PROVISIONS OF  SECTION 5.02  OF THE POOLING
AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO  TRANSFER  OF THIS  CERTIFICATE  (OR  ANY  INTEREST  HEREIN)  MAY BE MADE  TO ANY  PERSON,  UNLESS  THE
TRANSFEREE  PROVIDES THE TRUSTEE,  THE COMPANY AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION  PURSUANT TO
SECTION  5.02(e)  OF THE  AGREEMENT  OR (B) AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO  AND  IN  FORM  AND  SUBSTANCE
SATISFACTORY  TO THE  TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF
THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS)  AND  WILL NOT  SUBJECT  THE
TRUSTEE, THE COMPANY OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS AND LIABILITIES
UNDER  ERISA OR SECTION  4975 OF THE CODE) IN ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF
COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER.

Class SB-[ ] Subordinate                                   Certificate No. ___
Date of Pooling and Servicing Agreement                    Percentage Interest: ________%
and Cut-off Date:
[_______ 1, _______]
First Distribution Date:                                   Aggregate Initial Notional Principal Balance of the
[_______ 25, _______]                                      Class SB-[  ] Certificates: $_________
Master Servicer:                                           Initial Notional Balance of this Class SB-2
Residential Funding Company, LLC                           Certificate: $________
Maturity Date:                                             CUSIP
[______ 25, ________]                                      [______________]

                                        MORTGAGE PASS-THROUGH CERTIFICATE,
                                                  SERIES _______

                  evidencing a percentage  interest in the  distributions  allocable to the Class
                  SB-[ ]  Certificates  with  respect to a Trust Fund  consisting  primarily of a pool of [one- to four-family  residential,  hybrid  adjustable-rate  first lien mortgage  loans  with a  negative  amortization  feature]  formed  and  sold by
                  RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee
referred  to below or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  Neither  this  Certificate  nor the underlying  Mortgage  Loans  are  guaranteed  or  insured  by any  governmental  agency  or  instrumentality  or by
Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC  Mortgage  Group,  LLC or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that  [ ]  is  the  registered  owner  of  the  Percentage  Interest  evidenced  by  this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of [conventional one- to four-family fix interest rate first lien mortgage loans] (the "Mortgage  Loans"),  sold by
Residential  Funding  Mortgage  Securities  I, Inc.  (hereinafter  called the  "Company,"  which term  includes any successor  entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and
Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Company,  the Master  Servicer  and
_____________,  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the
Agreement.  This  Certificate  is issued  under and is subject  to the  terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this  Certificate by virtue of the acceptance  hereof,  assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of Class SB-[ ] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose.  The Notional  Amount of this Class SB-[ ] Certificate as of any date of  determination  will be  calculated  as  described in the  Agreement.  This Class SB-[ ]  Certificate  will accrue  interest  at the  Pass-Through  Rate on the  Notional  Amount as  indicated  in the  definition  of Accrued
Certificate  Interest in the Agreement.  This Class SB-[ ] Certificate  will not accrue interest on its Certificate
Principal Balance.

         No  transfer  of this Class SB-[ ]  Certificate  will be made  unless  such  transfer  is exempt  from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the Company may require an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee and the Company that such transfer is exempt  (describing the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the  Securities  Act of 1933, as amended,  and of any applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the  Trustee,  the  Company,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee against  any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such
Federal and state laws.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Company and the Master Servicer with either (a) a certification  pursuant to
Section  5.02(e) of the Agreement  stating that the transferee is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions  of ERISA or Section  4975 of the Code  (each,  a  "Plan"),  or any Person
(including,  without  limitation,  an insurance company  investing its general account,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using plan assets,  within the meaning of the U.S.  Department of
Labor regulation  promulgated at 29 C.F.R.ss.2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan  Investor")  to effect  such  acquisition,  or (b) an  opinion  of  counsel  acceptable  to and in form and substance  satisfactory  to the  Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of this  Certificate is  permissible  under  applicable  law, will not constitute or result in a non-exempt prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability  (including  obligations  or  liabilities  under ERISA or Section  4975 of the Code) in addition to those undertaken in the  Agreement,  which opinion of counsel shall not be an expense of the Trustee,  the Company or the
Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Mortgage   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein   collectively  called  the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the  aggregate not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of  authorized  denominations  evidencing  the same Class and  aggregate  Percentage
Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company,  the Master Servicer,  the Trustee,  the Certificate  Registrar and any agent of the Company, the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes,  and neither the Company, the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage  Loans, thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master
Servicer (i) to purchase,  at a price  determined as provided in the  Agreement,  all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the  Holders  thereof,  provided,  that any such  option  may only be  exercised  if the  Stated
Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage
Loans,  as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                             [Signature Page Follows]

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

         Dated: ______________                                  [TRUSTEE],

                                                                as Trustee

                                                                By:______________________

                                                                Authorized Signatory
                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB-[ ] Certificates referred to in the within-mentioned Agreement.

                                                     [TRUSTEE],
                                                     as Certificate Registrar

                                                     By:___________________________________
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address  including postal zip code of assignee) a  Percentage  Interest  evidenced by the within
Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

         Dated: _____________________                                 ______________________________________
                                                                      Signature by or on behalf of assignor

                                                                      ______________________________________
                                                                      Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the account of  __________________  account  number  ______________-,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                     EXHIBIT D

                                            FORM OF CLASS R CERTIFICATE

         THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

         NO  TRANSFER  OF THIS  CERTIFICATE  (OR  ANY  INTEREST  HEREIN) MAY  BE MADE  TO ANY  PERSON,  UNLESS  THE
TRANSFEREE PROVIDES THE TRUSTEE,  THE COMPANY AND THE MASTER SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT TO
SECTION 5.02(e) OF  THE  AGREEMENT  OR  (B) AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO  AND  IN  FORM  AND  SUBSTANCE
SATISFACTORY  TO THE  TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF
THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975  OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS) AND  WILL  NOT  SUBJECT  THE
TRUSTEE, THE COMPANY OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS AND LIABILITIES
UNDER ERISA OR  SECTION 4975  OF THE CODE) IN  ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF
COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER.

         ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  MAY BE MADE  ONLY  IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT
(A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,  OR ANY
AGENCY OR INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF
ITS  ACTIVITIES  ARE  SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC,  A  MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR
INSTRUMENTALITY  OF EITHER OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED IN  SECTION 521  OF THE  CODE) WHICH  IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION  IS SUBJECT TO THE TAX IMPOSED BY  SECTION 511  OF THE CODE  (INCLUDING THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED  BUSINESS  TAXABLE INCOME),  (D) RURAL  ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION 1381(A)(2)(C) OF  THE CODE, (E) AN ELECTING LARGE PARTNERSHIP  UNDER  SECTION 775(A) OF  THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR  (E) BEING  HEREIN REFERRED TO AS A "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS  RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. [____]
Class [R-___] Senior
Date of Pooling and Servicing Agreement                    Aggregate Initial Certificate Principal Balance of the
and Cut-off Date:                                          Class R-___ Certificates: $100.00
[______________]
First Distribution Date:                                   Initial Certificate Principal Balance of this
[______________]                                           Certificate:
                                                           $[______________]
Master Servicer:                                           Percentage Interest: _____%
Residential Funding Company, LLC
Assumed Final Distribution Date:                           CUSIP
[______________]                                           [______________]

                                        MORTGAGE PASS-THROUGH CERTIFICATE,
                                                  SERIES _______

                  evidencing a percentage  interest in the  distributions  allocable to the Class
                  R[-__]  Certificates  with  respect to a Trust Fund  consisting  primarily of a pool of  conventional  one- to  four-family  fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee
referred  to below or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  Neither  this  Certificate  nor the underlying  Mortgage  Loans  are  guaranteed  or  insured  by any  governmental  agency  or  instrumentality  or by
Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Company,  the Master  Servicer,  GMAC  Mortgage  Group,  LLC or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies  that is the registered  owner of the  Percentage  Interest  evidenced by this  Certificate
(obtained by dividing the Initial  Certificate  Principal  Balance of this  Certificate  by the  aggregate  Initial
Certificate  Principal Balance of all Class R[-__] Certificates,  both as specified above) in certain distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one- to four-family fixed interest rate first mortgage loans (the "Mortgage  Loans"),  formed and sold by Residential  Funding Mortgage
Securities  I, Inc.  (hereinafter  called the  "Company,"  which  term  includes  any  successor  entity  under the
Agreement  referred to below).  The Trust Fund was  created  pursuant to a Series  Supplement,  dated as  specified above,  to the Standard  Terms of Pooling and  Servicing  Agreement  dated as of  ________________  (together,  the
"Pooling and Servicing Agreement" or the  "Agreement") among  the Company, the Master Servicer and ___________,  as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.
This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement  the Holder of this  Certificate  by virtue of the  acceptance  hereof  assents  and by which such
Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last  day) of  the month  immediately  preceding  the month of such  distribution  (the  "Record  Date"),  from the
[related]  Available  Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this  Certificate  and the amount (of interest and  principal,  if  any) required  to be  distributed to Holders of
Class R Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the  Agreement  to the effect  that  (i) each  person  holding  or  acquiring  any  Ownership  Interest  in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the Trustee of, among other  things,  an affidavit  to the effect  that it is a United  States  Person and  Permitted  Transferee,  (iii) any  attempted  or purported  transfer of any  Ownership  Interest in this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a
United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Company  will have the right,  in its sole  discretion  and without  notice to the
Holder of this Certificate,  to sell this Certificate to a purchaser  selected by the Company,  which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial  Certificate  Principal  Balance of this Certificate is set forth  above.  The  Certificate  Principal  Balance  hereof  will be reduced to the extent of  distributions
allocable  to  principal  and  any  Realized  Losses  allocable  hereto.   Notwithstanding  the  reduction  of  the
Certificate  Principal  Balance hereof to zero, this  Certificate will remain  outstanding  under the Agreement and the Holder hereof may have additional  obligations  with respect to this  Certificate,  including tax  liabilities, and may be entitled to certain  additional  distributions  hereon,  in accordance  with the terms and provisions of the Agreement.

         As described  above,  no transfer of this  Certificate (or any interest  herein) shall  be made unless the transferee provides the Trustee,  the Company and the Master Servicer with either (a) a  certification  pursuant to
Section 5.02(e) of  the Agreement  stating that the transferee is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions  of ERISA or  Section 4975  of the Code  (each,  a "Plan"),  or any Person
(including,  without  limitation,  an insurance company  investing its general account,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using plan assets,  within the meaning of the U.S.  Department of
Labor regulation  promulgated at 29 C.F.R.ss.2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan  Investor") to  effect  such  acquisition,  or (b) an  opinion  of  counsel  acceptable  to and in form and substance  satisfactory  to the  Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of this  Certificate is  permissible  under  applicable  law, will not constitute or result in a non-exempt prohibited  transaction  under  Section 406 of ERISA or Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or  Section 4975  of the Code) in  addition to those undertaken in the  Agreement,  which opinion of counsel shall not be an expense of the Trustee,  the Company or the
Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Mortgage   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein   collectively  called  the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master  Servicer and the Trustee with the  consent of the Holders of  Certificates  evidencing  in the  aggregate  not less than 66.6% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of  authorized  denominations  evidencing  the same Class and  aggregate  Percentage
Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the  Master  Servicer,  the  Trustee  and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose name this
Certificate is registered as the owner hereof for all purposes,  and neither the Company, the Master Servicer,  the
Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of the last  Mortgage  Loan [in the related  Loan Group]  subject  thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the  purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the  related  Loan  Group] and all property acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the Certificates.  The
Agreement permits,  but does not require,  the Master Servicer to (i) purchase at a price determined as provided in the  Agreement  all remaining  Mortgage  Loans [in the related Loan Group] and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole,  but not in part, all of the [related]  Certificates  from the Holders thereof;  provided,  that any such  option  may only be  exercised  if the Pool  Stated  Principal  Balance  of the
Mortgage  Loans [in the  related  Loan  Group] as of the  Distribution  Date upon  which the  proceeds  of any such purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage  Loans
Group [in the related Loan Group].

         Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

         Dated:_______________________                          [TRUSTEE],

                                                                as Trustee

                                                                 By:_______________________

                                                                 Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [R- ] Certificates referred to in the within-mentioned Agreement.

                                                     [TRUSTEE],
                                                     as Certificate Registrar

                                                     By:________________________________________
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address  including postal zip code of assignee) a  Percentage  Interest  evidenced by the within
Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

         Dated: _____________________                                 ______________________________________
                                                                      Signature by or on behalf of assignor

                                                                      ______________________________________
                                                                      Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the account of  __________________  account  number  ______________-,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                     EXHIBIT E

                                         FORM OF SELLER/SERVICER CONTRACT

         This  Seller/Servicer  Contract (as may be amended,  supplemented or otherwise modified from time to time, this  "Contract") is made this day of _____________,  20__, by and between  Residential  Funding Company,  LLC, its successors  and  assigns  ("Residential  Funding") and  (the  "Seller/Servicer,"  and,  together  with  Residential
Funding, the "parties" and each, individually, a "party").

         WHEREAS,  the  Seller/Servicer  desires to sell Loans to, and/or service Loans for,  Residential  Funding, and  Residential  Funding  desires to  purchase  Loans from the  Seller/Servicer  and/or  have the  Seller/Servicer service  various of its Loans,  pursuant  to the terms of this  Contract  and the  Residential  Funding  Seller and
Servicer Guides incorporated  herein by reference,  as amended,  supplemented or otherwise  modified,  from time to time (together, the "Guides").

         NOW,  THEREFORE,  in  consideration  of the premises,  and the terms,  conditions and agreements set forth below, the parties agree as follows:

INCORPORATION OF GUIDES BY REFERENCE.

         The  Seller/Servicer  acknowledges that it has received and read the Guides.  All provisions of the Guides are  incorporated  by  reference  into and made a part of this  Contract,  and shall be binding  upon the  parties;
provided,  however,  that  the  Seller/Servicer  shall be  entitled  to sell  Loans to  and/or  service  Loans  for
Residential  Funding only if and for so long as it shall have been  authorized to do so by  Residential  Funding in writing.  Specific  reference in this Contract to particular  provisions of the Guides and not to other  provisions does not mean that those  provisions  of the Guides not  specifically  cited in this  Contract are not  applicable.
All terms used herein  shall have the same  meanings as such terms have in the Guides,  unless the context  clearly requires otherwise.

AMENDMENTS.

         This  Contract may not be amended or modified  orally,  and no provision of this Contract may be waived or amended  except in  writing  signed by the party  against  whom  enforcement  is sought.  Such a written  waiver or amendment  must  expressly  reference  this  Contract.  However,  by their  terms,  the  Guides  may be  amended or supplemented by Residential  Funding from time to time. Any such  amendment(s) to  the Guides shall be binding upon the parties hereto.

REPRESENTATIONS AND WARRANTIES.

A.       Reciprocal Representations and Warranties.

         The  Seller/Servicer  and  Residential  Funding each  represents  and warrants to the other that as of the date of this Contract:

(1)      Each party is duly organized,  validly  existing,  and in good standing under the laws of its jurisdiction of organization,  is qualified,  if necessary, to do business and in good standing in each jurisdiction in which it is required to be so  qualified,  and has the  requisite  power and  authority to enter into this  Contract and all other agreements  which are contemplated by this Contract and to carry out its obligations  hereunder and under the
Guides and under such other agreements.

(2)      This Contract has been duly  authorized,  executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3)      There is no action,  proceeding or investigation pending or threatened,  and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4)      Insofar as its capacity to carry out any  obligation  under this Contract is  concerned,  neither party is in violation of any charter,  articles of  incorporation,  bylaws,  certificates  of formation,  limited  liability company agreement,  mortgage, indenture,  indebtedness,  agreement,  instrument,  judgment, decree, order, statute, rule or  regulation  and none of the  foregoing  adversely  affects its capacity to fulfill any of its  obligations under this Contract.  Its execution of, and  performance  pursuant to, this Contract will not result in a violation of any of the foregoing.

B.       Seller/Servicer's Representations, Warranties and Covenants.

         In addition to the  representations,  warranties  and covenants  made by the  Seller/Servicer  pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer  makes the representations,  warranties and covenants set forth in the Guides and, upon request,  agrees to deliver to Residential Funding the certified  Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

REMEDIES OF RESIDENTIAL FUNDING.

         If an Event of Seller  Default or an Event of Servicer  Default shall occur,  Residential  Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

         At no time  shall the  Seller/Servicer  represent  that it is acting as an agent of  Residential  Funding.
The Seller/Servicer shall, at all times, act as an independent contractor.

PRIOR AGREEMENTS SUPERSEDED.

         This Contract  restates,  amends and supersedes any and all prior Seller  Contracts or Servicer  Contracts between the parties except that any subservicing  agreement executed by the  Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

ASSIGNMENT.

         This  Contract may not be assigned or  transferred,  in whole or in part, by the  Seller/Servicer  without the prior written  consent of Residential  Funding.  Residential  Funding may sell,  assign,  convey,  hypothecate, pledge or in any other way transfer,  in whole or in part, without restriction,  its rights under this Contract and the Guides with respect to any Commitment or Loan.

NOTICES.

         All notices,  requests,  demands or other communications that are to be given under this Contract shall be in writing,  addressed to the appropriate  parties and sent by telefacsimile  or by overnight  courier or by United
States mail, postage prepaid, to the addresses and telefacsimile  numbers specified below.  However,  another name, address and/or  telefacsimile  number may be substituted by the  Seller/Servicer  pursuant to the  requirements  of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential  Funding,  notices must be sent to the appropriate  address or telefacsimile  number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

         Attention:
         Telefacsimile Number: (_____) _____-_________

JURISDICTION AND VENUE.

         Each of the parties  irrevocably  submits to the  jurisdiction  of any state or federal  court  located in
Hennepin  County,  Minnesota,  over any  action,  suit or  proceeding  to enforce  or defend  any right  under this
Contract or  otherwise  arising  from any loan sale or  servicing  relationship  existing in  connection  with this
Contract,  and each of the parties  irrevocably  agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court.  Each of the parties  irrevocably  waives the defense of an inconvenient  forum to the maintenance of any such action or proceeding and any other  substantive or procedural rights or  remedies  it may have with  respect to the  maintenance  of any such  action or  proceeding  in any such forum.  Each of the parties agrees that a final  judgment in any such action or proceeding  shall be conclusive and may be enforced in any other  jurisdiction  by suit on the  judgment or in any other manner  provided by law.  Each of the parties  further  agrees not to institute  any legal actions or  proceedings  against the other party or any director,  officer,  employee,  attorney,  agent or property of the other party, arising out of or relating to this
Contract in any court other than as hereinabove specified in this paragraph 9.

MISCELLANEOUS.

         This  Contract,  including  all  documents  incorporated  by  reference  herein,  constitutes  the  entire understanding  between  the  parties  hereto  and  supersedes  all other  agreements,  covenants,  representations, warranties,  understandings  and communications  between the parties,  whether written or oral, with respect to the transactions  contemplated by this Contract.  All paragraph  headings contained herein are for convenience only and shall  not be  construed  as part  of  this  Contract.  Any  provision  of this  Contract  that  is  prohibited  or unenforceable  in any  jurisdiction  shall,  as to  such  jurisdiction,  be  ineffective  to  the  extent  of  such prohibition or  unenforceability  without  invalidating the remaining  portions hereof or affecting the validity or enforceability  of such  provision  in any  other  jurisdiction,  and,  to this  end,  the  provisions  hereof  are severable.  This Contract shall be governed by, and construed and enforced in accordance with,  applicable  federal laws and the laws of the State of Minnesota.

         IN WITNESS  WHEREOF,  the duly authorized  officers of the  Seller/Servicer  and Residential  Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                               SELLER/SERVICER
[Corporate Seal]                                      (Name of Seller/Servicer)
By:                                                   By:
                (Signature)                                                    (Signature)
By:                                                   By:
                (Typed Name)                                                  (Typed Name)
Title:                                                Title:

--------------------------------------------------------------------------------------------------------------------

ATTEST:                                               RESIDENTIAL FUNDING COMPANY, LLC
[Corporate Seal]
By:                                                   By:
                (Signature)                                                    (Signature)
By:                                                   By:

Title:                                                Title:

                                                     EXHIBIT F

                                           FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,

Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):

Reason for Document Request:        (circle one)

         Mortgage Loan Prepaid in Full      Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC

Authorized Signature
******************************************************************************

TO  CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should  retain  this form for your  files in  accordance  with the terms of the  Pooling  and  Servicing
Agreement.

Enclosed Documents:        [ ] Promissory Note
                           [ ] Primary Insurance Policy
                           [ ] Mortgage or Deed of Trust
                           [ ] Assignment(s) of Mortgage or Deed of Trust
                           [ ] Title Insurance Policy
                           [ ] Other:

Name:_____________________
Title:
Date:

                                                    EXHIBIT G-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  ) ss.:
COUNTY OF         )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That  he is  [Title  of  Officer]  of  [Name  of  Owner]  (record  or  beneficial  owner  of the  Mortgage
 Pass-Through  Certificates,  Series _______,  Class R[-__] (the "Owner")),  a [savings institution]  [corporation]
 duly  organized and existing  under the laws of [the State of ] [the United  States],  on behalf of which he makes this affidavit and agreement.

2.       That the Owner (i) is not and will not be a "disqualified  organization" or an electing large  partnership as of [date of  transfer]  within the  meaning of  Sections  860E(e)(5) and  775,  respectively,  of the  Internal
 Revenue Code of 1986, as amended (the "Code") or an electing large partnership under  Section 775(a) of  the Code,
 (ii) will  endeavor to remain  other than a  disqualified  organization  for so long as it retains  its  ownership interest in the Class R[-__]  Certificates,  and (iii) is  acquiring  the Class  R[-__]  Certificates  for its own account  or for the  account  of  another  Owner  from  which  it has  received  an  affidavit  and  agreement  in substantially  the same form as this affidavit and agreement.  (For this purpose,  a  "disqualified  organization"
 means an electing large  partnership  under  Section 775  of the Code,  the United States,  any state or political subdivision  thereof,  any agency or instrumentality of any of the foregoing (other than an instrumentality all of the  activities  of which are  subject to tax and,  except  for the  Federal  Home Loan  Mortgage  Corporation,  a
 majority of whose board of directors is not selected by any such governmental  entity) or any foreign  government, international  organization  or any agency or  instrumentality  of such foreign  government or  organization,  any rural electric or telephone  cooperative,  or any organization (other than certain farmers'  cooperatives) that is generally  exempt from federal  income tax unless such  organization  is subject to the tax on unrelated  business taxable income).

3.       That the Owner is aware (i) of the tax that would be imposed on  transfers  of Class  R[-__]  Certificates to disqualified  organizations  or electing large  partnerships,  under the Code, that applies to all transfers of
 Class R[-__]  Certificates  after March 31, 1988;  (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships,  on each such partnership),  or, if such transfer is through an agent
 (which person includes a broker, nominee or middleman) for a disqualified  organization,  on the agent; (iii) that the person  (other than with  respect to transfers to electing  large  partnerships) otherwise  liable for the tax shall be relieved of  liability  for the tax if the  transferee  furnishes  to such person an  affidavit  that the transferee  is not a  disqualified  organization  and, at the time of  transfer,  such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__]  Certificates  may be "noneconomic  residual interests"  within the meaning of Treasury  regulations  promulgated  pursuant to the Code and that the transferor of a  noneconomic  residual  interest  will  remain  liable  for any taxes due with  respect to the income on such residual  interest,  unless no  significant  purpose of the transfer was to impede the assessment or collection of tax.

4.       That the Owner is aware of the tax imposed on a "pass-through  entity"  holding Class R[-__]  Certificates if either the  pass-through  entity is an electing large  partnership  under  Section 775 of the Code or if at any time during the taxable year of the  pass-through  entity a disqualified  organization  is the record holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment  company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.       The Owner is either (i) a citizen or resident of the United  States,  (ii) a  corporation,  partnership or other  entity  treated as a  corporation  or a  partnership  for U.S.  federal  income tax purposes and created or organized in or under the laws of the United States,  any state thereof or the District of Columbia  (other than a partnership  that is not treated as a United States person under any applicable  Treasury  regulations),  (iii) an estate  that  is  described  in  Section 7701(a)(30)(D) of  the  Code,  or  (iv) a  trust  that  is  described  in
 Section 7701(a)(30)(E) of the Code.

6.       The  Owner  hereby  agrees  that it will  not  cause  income  from the  Class  R[-__]  Certificates  to be attributable to a foreign  permanent  establishment or fixed base (within the meaning of an applicable  income tax treaty) of the Owner of another United States taxpayer.

7.       That the  Owner  is  aware  that  the  Trustee  will  not  register  the  transfer  of any  Class  R[- __]
 Certificates unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things,  in  substantially  the same form as this affidavit and agreement.  The Owner expressly  agrees that it will not  consummate  any such  transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

8.       That the Owner has reviewed the  restrictions  set forth on the face of the Class R[-__]  Certificates and the  provisions  of  Section 5.02(f) of  the  Pooling  and  Servicing  Agreement  under  which  the  Class  R[-__]
 Certificates  were issued (in  particular,  clause (iii)(A) and  (iii)(B) of  Section 5.02(f) which  authorize the
 Trustee to deliver  payments to a person  other than the Owner and  negotiate  a mandatory  sale by the Trustee in the event the Owner holds such  Certificates in violation of  Section 5.02(f)).  The Owner expressly  agrees to be bound by and to comply with such restrictions and provisions.

9.       That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary upon advice of counsel to constitute a reasonable  arrangement to ensure that the Class R[-__]  Certificates  will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10.      The Owner's Taxpayer Identification Number is ________________.

11.      This affidavit and agreement  relates only to the Class R[-__]  Certificates  held by the Owner and not to any other holder of the Class R[-__]  Certificates.  The Owner  understands that the liabilities  described herein relate only to the Class R[-__] Certificates.

12.      That no purpose of the Owner  relating to the  transfer  of any of the Class  R[-__]  Certificates  by the
 Owner is or will be to impede the  assessment or collection of any tax; in making this  representation,  the Owner warrants  that the Owner is  familiar  with  (i) Treasury  Regulation  Section 1.860E-1(c) and  recent  amendments thereto,  effective as of July 19, 2002, and (ii) the  preamble  describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

13.      That the Owner has no present  knowledge or  expectation  that it will be unable to pay any United  States taxes  owed by it so  long as any of the  Certificates  remain  outstanding.  In this  regard,  the  Owner  hereby represents  to and for the benefit of the person  from whom it  acquired  the Class  R[-__]  Certificate  that the
 Owner  intends to pay taxes  associated  with holding  such Class R[- __]  Certificate  as they become due,  fully understanding  that it may  incur  tax  liabilities  in excess of any cash  flows  generated  by the Class  R[-__]
 Certificate.

14.      That the Owner has no present  knowledge  or  expectation  that it will become  insolvent  or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

15.      (a)       The Owner is not an employee  benefit plan or other plan subject to the  prohibited  transaction provisions of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the
 Code (each, a "Plan"), or any Person (including,  without  limitation,  an insurance company investing its general account, an investment  manager, a named fiduciary or a trustee of any Plan) who is using plan assets,  within the meaning of the U.S. Department of Labor regulation  promulgated at 29 C.F.R.ss.2510.3-101,  as modified by Section
 3(42) of ERISA, of any Plan (each, a "Plan Investor") to effect such acquisition; or

(b)      The Owner has  provided  the  Trustee,  the  Company  and the Master  Servicer  with an opinion of counsel acceptable to and in form and substance  satisfactory  to the Trustee,  the Company and the Master  Servicer to the
effect that the purchase and holding of  Certificates is permissible  under  applicable law, will not constitute or result  in any  non-exempt  prohibited  transaction  under  Section 406  of ERISA or  Section 4975  of the Code (or
comparable  provisions of any subsequent  enactments) and  will not subject the Trustee,  the Company or the Master
Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the
Code) in  addition to those undertaken in the Pooling and Servicing  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

         In addition,  the Owner hereby  certifies,  represents  and warrants to, and covenants  with, the Company, the Trustee and the Master  Servicer  that the  Purchaser  will not transfer such  Certificates  to any  transferee unless such transferee meets the requirements set forth in either (a) or (b) above.

         Capitalized  terms used but not  defined  herein  shall have the  meanings  assigned  in the  Pooling  and
Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer] and its  corporate  seal to be hereunto  attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                                     [NAME OF OWNER]

                                                     By:___________________________________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

         Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged  to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ___ day of ________, 200 __.

                                                     NOTARY PUBLIC

                                                     COUNTY OF_____________________________________________________

                                                     STATE OF______________________________________________________

                                                     My Commission expires the __ day of _____, 20__.

                                                     EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs).  The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.  Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

          The collection of information  in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments,  approved by the Office of  Management  and Budget  (OMB) under  44 U.S.C.  3507 and  assigned control number 1545-1675.

          The collection of information in this  regulation is in Sec.  1.860E  -1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is  complying  with the  conditions  of this  regulation.  The collection of  information  is mandatory and is required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation.  The likely  respondents are businesses and other  for-profit institutions.

          Comments on the  collection of information  should be sent to the Office of Management and Budget,  Attn:
Desk Officer for the Department of the Treasury,  Office of Information  and Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to the  Internal  Revenue  Service,  Attn:  IRS  Reports  Clearance  Officer,  W:CAR:MP:FP:S,
Washington,  DC 20224.  Comments  on the  collection  of  information  should be received by  September  17,  2002.
Comments are specifically requested concerning:

          Whether the  collection of  information  is necessary for the proper  performance of the functions of the
Internal Revenue Service, including whether the information will have practical utility;

          The accuracy of the estimated burden associated with the collection of information (see below);

          How the quality, utility, and clarity of the information to be collected may be enhanced;

          How the burden of complying with the collection of information  may be minimized,  including  through the application of automated collection techniques or other forms of information technology; and

          Estimates of capital or start-up  costs and costs of operation,  maintenance,  and purchase of service to provide information.

          An agency may not  conduct or  sponsor,  and a person is not  required  to respond  to, a  collection  of information unless it displays a valid control number assigned by the Office of Management and Budget.

          The estimated total annual reporting burden is 470 hours,  based on an estimated number of respondents of
470 and an estimated average annual burden hours per respondent of one hour.

          Books or records  relating to a collection of information  must be retained as long as their contents may become  material  in the  administration  of any  internal  revenue  law.  Generally,  tax  returns  and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

          This  document  contains  final  regulations  regarding  the proposed  amendments  to 26 CFR part 1 under
Section 860E  of the  Internal  Revenue  Code  (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic REMIC residual interest meeting the investigation and  representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

          Final regulations  governing REMICs,  issued in 1992, contain rules governing the transfer of noneconomic
REMIC residual  interests.  In general,  a transfer of a noneconomic  residual  interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the  transferor  to impede the  assessment  or  collection  of tax.  A purpose to impede the  assessment  or collection  of tax (a wrongful  purpose) exists  if the  transferor,  at the time of the  transfer,  either knew or should have known that the  transferee  would be  unwilling  or unable to pay taxes due on its share of the REMIC's taxable income.

          Under a safe harbor,  the transferor of a REMIC  noneconomic  residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:  (1) the transferor conducts a reasonable  investigation of the transferee's financial condition (the investigation  requirement);  and (2) the transferor secures a representation from the transferee to the effect that the transferee  understands  the tax  obligations  associated with holding a residual interest and intends to pay those taxes (the representation requirement).

          The IRS and Treasury have been concerned that some  transferors of noneconomic  residual  interests claim they  satisfy  the safe harbor  even in  situations  where the  economics  of the  transfer  clearly  indicate  the transferee  is  unwilling  or unable to pay the tax  associated  with holding the  interest.  For this  reason,  on
February  7, 2000,  the IRS  published  in the  Federal  Register  (65 FR  5807) a  notice of  proposed  rulemaking
(REG-100276-97;  REG-122450-98) designed  to clarify  the safe  harbor by adding the  "formula  test," an  economic test.  The  proposed  regulation  provides  that the safe harbor is  unavailable  unless the  present  value of the anticipated  tax  liabilities  associated  with holding the residual  interest does not exceed the sum of:  (1) The present value of any  consideration  given to the transferee to acquire the interest;  (2) the present value of the expected  future  distributions  on the  interest;  and  (3) the  present  value  of the  anticipated  tax  savings associated with holding the interest as the REMIC generates losses.

          In January 2001,  the IRS published Rev. Proc.  2001-12  (2001-3 I.R.B.  335) to set forth an alternative safe  harbor  that  taxpayers  could  use  while  the IRS and the  Treasury  considered  comments  on the  proposed regulations.  Under the  alternative  safe harbor,  if a transferor  meets the  investigation  requirement  and the representation  requirement  but the transfer  fails to meet the formula test,  the  transferor may invoke the safe harbor if the  transferee  meets a two-prong test (the asset test).  A transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of transfer,  the transferee's  gross assets  exceed $100  million and its net assets  exceed $10  million.  A  transferee  generally meets the  second  prong of this test if it is a  domestic,  taxable  corporation  and  agrees  in  writing  not to transfer the interest to any person  other than another  domestic,  taxable  corporation  that also  satisfies  the requirements  of the asset  test.  A  transferor  cannot  rely on the asset test if the  transferor  knows,  or has reason to know,  that the  transferee  will not comply  with its written  agreement  to limit the  restrictions  on subsequent transfers of the residual interest.

          Rev.  Proc.  2001-12  provides  that the asset test fails to be  satisfied  in the case of a transfer  or assignment of a noneconomic  residual interest to a foreign branch of an otherwise eligible  transferee.  If such a transfer  or  assignment  were  permitted,  a  corporate  taxpayer  might seek to claim that the  provisions  of an applicable  income tax treaty would resource  excess  inclusion  income as foreign  source  income,  and that, as a consequence,  any U.S. tax liability  attributable  to the excess  inclusion  income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess inclusion  income,  contrary to the  congressional  purpose of assuring  that such income will be taxable in all  events.  See,  e.g.,  sections
860E(a)(1), (b), (e) and 860G(b) of the Code.

          The Treasury and the IRS have learned that certain taxpayers transferring  noneconomic residual interests to foreign  branches  have  attempted to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion  income.  Accordingly,  the final  regulations provide that if a noneconomic  residual interest is transferred to a foreign permanent  establishment or fixed base of a U.S.  taxpayer,  the  transfer is not eligible  for safe harbor  treatment  under either the asset test or the formula  test.  The final  regulations  also require a transferee  to represent  that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

          Section 1.860E-1(c)(8) provides  computational  rules that a taxpayer  may use to qualify for safe harbor status under the formula  test.  Section 1.860E-1(c)(8)(i) provides  that the  transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in  Section 11(b).  Some  commentators  were  concerned that this presumed  rate of  taxation  was too high  because  it does not take into  consideration  taxpayers  subject to the alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been amended in the final regulations to allow certain  transferees that compute their taxable income using the alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

          Additionally,  Sec.  1.860E-1(c)(8)(iii) provides  that the present  values in the formula test are to be computed using a discount rate equal to the  applicable  Federal  short-term  rate  prescribed by  Section 1274(d).
This is a change from the proposed  regulation and Rev. Proc.  2001-12.  In those publications the provision stated
that  "present  values are  computed  using a discount  rate equal to the  applicable  Federal rate  prescribed  in
Section 1274(d) compounded  semiannually"  and that "[a]  lower  discount  rate may be used if the  transferee  can demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an  unrelated  third  party."  The IRS and the  Treasury  Department  have  learned  that,  based on this provision,  certain  taxpayers have been  attempting to use  unrealistically  low or zero interest rates to satisfy the formula test,  frustrating  the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a  transferee  to use a lower discount rate, if the transferee can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal short-term rate has been substituted for the applicable
Federal  rate.  To  simplify  taxpayers'  computations,  the final  regulations  allow use of any of the  published short-term rates,  provided that the present values are computed with a corresponding  period of compounding.  With the  exception of the  provisions  relating to transfers to foreign  branches,  these  changes  generally  have the proposed  applicability  date of February 4, 2000,  but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev.  Proc. 2001-12 for transfers occurring before August 19, 2002.

 [[Page 47453]]

Effect on Other Documents

          Rev. Proc.  2001-12 (2001-3 I.R.B.  335) is obsolete for transfers of noneconomic  residual  interests in
REMICs occurring on or after August 19, 2002.

Special Analyses

          It is  hereby  certified  that  these  regulations  will  not have a  significant  economic  impact  on a substantial  number  of  small  entities.  This  certification  is based on the  fact  that it is  unlikely  that a substantial  number of small  entities will hold REMIC  residual  interests.  Therefore,  a Regulatory  Flexibility
Analysis under the Regulatory  Flexibility  Act (5 U.S.C.  chapter 6) is not required.  It has been determined that this Treasury  decision is not a significant  regulatory action as defined in Executive Order 12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections  553(b) and  553(d) of  the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

          The principal author of these regulations is Courtney Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

          Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

          Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

          Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

          Paragraph 1.  The authority citation for part 1 continues to read in part as follows:

          Authority: 26 U.S.C. 7805 * * *

                                                    EXHIBIT G-2

                                          FORM OF TRANSFEROR CERTIFICATE

__________ , 20__

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

[Trustee]

Attention: Residential Funding Company, LLC Series _______

                  Re:      Mortgage Pass-Through Certificates,
                           Series ________, Class R[-__]

Ladies and Gentlemen:

         This letter is delivered to you in  connection  with the transfer by  ________________  (the  "Seller") to
_____________________  (the  "Purchaser") of  $______________  Initial  Certificate  Principal  Balance of Mortgage
Pass-Through  Certificates,  Series ________,  Class R[-__] (the  "Certificates"),  pursuant to Section 5.02 of the
Series Supplement,  dated as of  ________________,  to the Standard Terms of Pooling and Servicing  Agreement dated as of  ________________  (together,  the "Pooling and  Servicing  Agreement") among  Residential  Funding  Mortgage
Securities  I, Inc.,  as seller  (the  "Company"),  Residential  Funding  Company,  LLC,  as master  servicer,  and
__________,  as trustee (the  "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Seller hereby  certifies,  represents  and warrants to, and covenants with, the Company and the Trustee that:

1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the  Purchaser is
 or will be to impede the assessment or collection of any tax.

2.       The Seller  understands  that the  Purchaser  has  delivered  to the  Trustee  and the  Master  Servicer a transfer  affidavit  and  agreement in the form  attached to the Pooling and  Servicing  Agreement as Exhibit G-1.
 The Seller does not know or believe that any representation contained therein is false.

3.       The  Seller  has at the  time of the  transfer  conducted  a  reasonable  investigation  of the  financial condition of the Purchaser as contemplated by Treasury Regulations  Section 1.860E-1(c)(4)(i) and,  as a result of that  investigation,  the Seller has determined that the Purchaser has historically  paid its debts as they become due and has found no  significant  evidence to indicate that the  Purchaser  will not continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a Class R[-__]  Certificate  may not be respected  for United  States  income tax purposes  (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.       The Seller has no actual  knowledge that the proposed  Transferee is not both a United States Person and a
 Permitted Transferee.

                                                     Very truly yours,

                                                     ______________________________________________________________
                                                     (Seller)

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT H

                                      FORM OF INVESTOR REPRESENTATION LETTER

______________ , 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

[Trustee]

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Attention:  Residential Funding Company, LLC Series ________

                  RE:      Mortgage Pass-Through Certificates,
                           Series ________, [Class B- ]

Ladies and Gentlemen:

         _________________-    (the     "Purchaser") intends    to    purchase    from    _________________    (the
"Seller") $_____________  Initial  Certificate  Principal  Balance of Mortgage  Pass-Through  Certificates,  Series
________, Class (the "Certificates"),  issued pursuant to the Series Supplement,  dated as of ________________,  to the Standard Terms of Pooling and Servicing  Agreement  dated as of  ________________  (together,  the "Pooling and
Servicing  Agreement") among   Residential  Funding  Mortgage  Securities  I,  Inc.,  as  seller  (the  "Company"),
Residential Funding Company,  LLC, as master servicer (the "Master Servicer"),  and _____________,  as trustee (the
"Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and
Servicing  Agreement.  The  Purchaser  hereby  certifies,  represents  and warrants  to, and  covenants  with,  the
Company, the Trustee and the Master Servicer that:

1.       The  Purchaser  understands  that  (a) the  Certificates  have not been  and  will  not be  registered  or qualified under the Securities Act of 1933, as amended (the "Act") or any state  securities  law,  (b) the Company is not  required  to so  register  or  qualify  the  Certificates,  (c) the  Certificates  may be  resold  only if registered  and qualified  pursuant to the provisions of the Act or any state  securities  law, or if an exemption from such  registration  and  qualification  is  available,  (d) the  Pooling  and  Servicing  Agreement  contains restrictions  regarding  the  transfer  of the  Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

2.       The Purchaser is acquiring the  Certificates  for its own account for investment  only and not with a view to or for sale in  connection  with any  distribution  thereof in any manner  that  would  violate  the Act or any applicable state securities laws.

3.       The  Purchaser is (a) a  substantial,  sophisticated  institutional  investor  having such  knowledge  and experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the  Certificates,  such  that  it is  capable  of  evaluating  the  merits  and  risks  of  investment  in the
 Certificates,  (b) able to bear the economic risks of such an investment and (c) an  "accredited  investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.       The Purchaser has been  furnished  with,  and has had an  opportunity to review (a) [a copy of the Private
 Placement  Memorandum,  dated  ___________,  20___,  relating to the  Certificates  (b)] a copy of the Pooling and
 Servicing  Agreement and [b] [c] such other information  concerning the  Certificates,  the Mortgage Loans and the
 Company as has been requested by the Purchaser  from the Company or the Seller and is relevant to the  Purchaser's decision to purchase the  Certificates.  The Purchaser has had any questions  arising from such review answered by the  Company  or the  Seller  to the  satisfaction  of the  Purchaser.  [If the  Purchaser  did not  purchase  the
 Certificates  from the Seller in connection  with the initial  distribution of the  Certificates  and was provided with a copy of the Private Placement  Memorandum (the  "Memorandum") relating  to the original sale (the "Original
 Sale") of the Certificates by the Company,  the Purchaser  acknowledges that such Memorandum was provided to it by the Seller,  that the Memorandum  was prepared by the Company solely for use in connection  with the Original Sale and  the  Company  did not  participate  in or  facilitate  in any way the  purchase  of the  Certificates  by the
 Purchaser  from the  Seller,  and the  Purchaser  agrees  that it will look  solely to the  Seller  and not to the
 Company with respect to any damage,  liability,  claim or expense arising out of,  resulting from or in connection with (a) error or omission,  or alleged error or omission,  contained in the Memorandum,  or (b) any  information, development or event arising after the date of the Memorandum.]

5.       The  Purchaser  has not and will not nor has it  authorized  or will it authorize any person to (a) offer, pledge,  sell,  dispose of or otherwise  transfer any  Certificate,  any interest in any  Certificate or any other similar security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition of other transfer of any  Certificate,  any interest in any Certificate or any other similar security from any person in any  manner,  (c) otherwise  approach  or  negotiate  with  respect to any  Certificate,  any  interest  in any
 Certificate  or any other similar  security with any person in any manner,  (d) make any general  solicitation  by means of general  advertising or in any other manner or (e) take any other action,  that (as to any of (a) through
 (e) above) would  constitute a distribution  of any  Certificate  under the Act, that would render the disposition of any  Certificate  a violation  of  Section 5  of the Act or any state  securities  law,  or that would  require registration  or  qualification  pursuant  thereto.  The Purchaser will not sell or otherwise  transfer any of the
 Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.       The Purchaser

(a)      is not an employee  benefit plan or other plan subject to the  prohibited  transaction  provisions  of the
Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue
Code of 1986,  as  amended  (the  "Code") (each,  a "Plan"),  or any  Person  (including,  without  limitation,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using plan assets,  within the meaning of the U.S.  Department of Labor  ("DOL") regulation  promulgated  at 29 C.F.R.ss. 2510.3-101,  as modified by Section
3(42) of ERISA, of any Plan (each, a "Plan Investor"), to effect such acquisition;

(b)      is an insurance  company,  the source of funds used to purchase or hold the  Certificate  (or any interest therein) is an "insurance  company  general  account" (as defined in DOL  Prohibited  Transaction  Class  Exemption
("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied; or

(c)      has provided the Trustee,  the Company and the Master  Servicer  with an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Company and the Master Servicer to the effect that the purchase and holding of the  Certificates is permissible  under  applicable law, will not constitute or result in a non-exempt  prohibited  transaction  under  Section 406  of  ERISA  or  Section 4975  of the  Code  (or  comparable provisions of any subsequent  enactments),  and will not subject the Trustee, the Company or the Master Servicer to any  obligation or liability  (including  obligations or liabilities  under ERISA or  Section 4975  of the Code) in addition to those  undertaken  in the Pooling and  Servicing  Agreement,  which  opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

         In  addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with,  the
Company,  the Trustee and the Master  Servicer  that the  Purchaser  will not  transfer  such  Certificates  to any transferee unless such transferee meets the requirements set forth in either (a), (b) or (c) above.

                                                     Very truly yours,

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT I

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

_________, 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

[Trustee]

Attention:  Residential Funding Company, LLC Series ________

                  Re:      Mortgage Pass-Through Certificates,
                           Series ________, [Class B-]

Ladies and Gentlemen:

         In  connection  with  the  sale  by  ____________________  (the  "Seller") to   ____________________  (the
"Purchaser") of  __________________  Initial Certificate Principal Balance of Mortgage  Pass-Through  Certificates,
Series  ________,   Class  (the   "Certificates"),   issued  pursuant  to  the  Series  Supplement,   dated  as  of
________________,  to  the  Standard  Terms  of  Pooling  and  Servicing  Agreement  dated  as of  ________________
(together,  the "Pooling and  Servicing  Agreement") among  Residential  Funding  Mortgage  Securities  I, Inc., as
seller (the "Company"),  Residential  Funding Company,  LLC, as master  servicer,  and __________,  as trustee (the
"Trustee").  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the Company and the
Trustee that:

         Neither  the Seller  nor  anyone  acting on its behalf has  (a) offered,  pledged,  sold,  disposed  of or otherwise  transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner,  (b) has  solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate  or any other  similar  security from any person in any manner,
(c) has otherwise approached or negotiated with respect to any Certificate,  any interest in any Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising  or in any  other  manner,  or  (e) has  taken  any  other  action,  that  (as  to  any of  (a) through
(e) above) would  constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"),  that would render the  disposition of any  Certificate a violation of Section 5 of the Act or any state  securities law, or that would require  registration or qualification  pursuant thereto.  The Seller will not act, in any manner set forth  in the  foregoing  sentence  with  respect  to any  Certificate.  The  Seller  has not and  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing
Agreement.

                                                     Very truly yours,

                                                     ______________________________________________________________
                                                     (Seller)

                                                     ______________________________________________________________
                                                     By:
                                                     Name:
                                                     Title:

                                                     EXHIBIT J

                                   [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                              Description of Rule 144A Securities, including numbers:

                                          _______________________________
                                          _______________________________
                                          _______________________________
                                          _______________________________

         The  undersigned  seller,  as  registered  holder  (the  "Seller"),  intends  to  transfer  the  Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

1.       In connection  with such transfer and in accordance  with the  agreements  pursuant to which the Rule 144A
 Securities were issued,  the Seller hereby certifies the following facts:  Neither the Seller nor anyone acting on its behalf has  offered,  transferred,  pledged,  sold or  otherwise  disposed of the  Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security with,  any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action, that would  constitute a  distribution  of the Rule 144A  Securities  under the Securities Act of 1933, as amended (the
 "1933 Act"),  or that would render the  disposition  of the  Rule 144A  Securities a violation of Section 5 of the
 1933 Act or require  registration  pursuant thereto,  and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another  "qualified  institutional  buyer" as defined in Rule 144A under the
 1933 Act.

2.       The Buyer  warrants  and  represents  to, and  covenants  with,  the  Seller,  the  Trustee and the Master
 Servicer (as defined in the Series  Supplement,  dated as of  ________________,  to the Standard  Terms of Pooling
 and Servicing Agreement dated as of ________________ (the  "Agreement") among  Residential Funding Company, LLC as
 Master  Servicer,  Residential  Funding Mortgage  Securities I, Inc. as depositor  pursuant to Section 5.02 of the
 Agreement and __________, as trustee, as follows:

(a)      The Buyer  understands  that the Rule 144A  Securities have not been registered  under the 1933 Act or the securities laws of any state.

(b)      The Buyer considers itself a substantial,  sophisticated  institutional investor having such knowledge and experience  in financial and business  matters that it is capable of evaluating  the merits and risks of investment in the Rule 144A Securities.

(c)      The  Buyer  has been  furnished  with all  information  regarding  the  Rule 144A  Securities  that it has requested from the Seller, the Trustee or the Servicer.

(d)      Neither the Buyer nor anyone  acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A  Securities,  any interest in the  Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute a distribution  of the Rule 144A  Securities  under the
1933 Act or that would  render the  disposition  of the  Rule 144A  Securities a violation of Section 5 of the 1933
Act or require  registration  pursuant  thereto,  nor will it act, nor has it  authorized  or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e)      The Buyer is a "qualified  institutional  buyer" as that term is defined in  Rule 144A  under the 1933 Act and has completed  either of the forms of  certification  to that effect attached hereto as Annex 1 or Annex 2. The
Buyer is aware that the sale to it is being made in reliance on  Rule 144A.  The Buyer is acquiring  the  Rule 144A
Securities  for its own account or the accounts of other  qualified  institutional  buyers,  understands  that such
Rule 144A  Securities  may be resold,  pledged or  transferred  only  (i) to a person  reasonably  believed to be a qualified  institutional  buyer that purchases for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale,  pledge or  transfer  is being made in  reliance  on  Rule 144A,  or
(ii) pursuant to another exemption from registration under the 1933 Act.

3.       The Buyer

(a)      is not an employee  benefit plan or other plan subject to the  prohibited  transaction  provisions  of the
Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue
Code of 1986,  as  amended  (the  "Code") (each,  a "Plan"),  or any  Person  (including,  without  limitation,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using plan assets,  within the meaning of the U.S.  Department of Labor  ("DOL") regulation  promulgated  at 29 C.F.R.ss. 2510.3-101,  as modified by Section
3(42) of ERISA, of any Plan (each, a "Plan Investor"), to effect such acquisition; or

(b)      in the case of any Class B Certificate,  is an insurance company,  the source of funds used to purchase or hold the  Certificates  (or any interest  therein) is  an "insurance  company  general  account" (as defined in DOL
Prohibited  Transaction  Class Exemption  ("PTCE") 95-60),  and the conditions set forth in Sections I and III PTCE
95-60 have been satisfied; or

(c)      has provided the Trustee,  the Company and the Master  Servicer  with an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Company and the Master Servicer to the effect that the purchase and holding of the  Certificates  is permissible  under  applicable  law, will not constitute or result in any  non-exempt  prohibited  transaction  under  Section 406  of ERISA or  Section 4975  of the Code (or comparable provisions of any subsequent  enactments) and  will not subject the Trustee,  the Company or the Master Servicer to any  obligation or liability  (including  obligations or liabilities  under ERISA or  Section 4975  of the Code) in addition to those  undertaken  in the Pooling and  Servicing  Agreement,  which  opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

4.       This  document  may be  executed  in one or more  counterparts  and by the  different  parties  hereto  on separate  counterparts,  each of which, when so executed,  shall be deemed to be an original;  such  counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

          ____________________________                              __________________________
          Print Name of Seller                                      Print Name of Buyer
          By:________________________                               By:________________________
          Name:                                                     Name:
          Title:                                                    Title:
          Taxpayer Identification                                   Taxpayer Identification:
          No.                                                       No:
          Date:                                                     Date:

                                                                                               ANNEX 1 TO EXHIBIT J

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection with the Rule 144A  Investment  Representation to which this Certification is attached:

12.      As indicated below, the undersigned is the President,  Chief Financial  Officer,  Senior Vice President or
 other executive officer of the Buyer.

13.      In connection  with purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in  Rule 144A  under the  Securities  Act of 1933  ("Rule 144A") because  (i) the  Buyer  owned  and/or invested on a discretionary  basis $ in securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being  calculated in  accordance  with  Rule 144A) and
 (ii) the Buyer satisfies the criteria in the category marked below.

___      Corporation,  etc.  The  Buyer is a  corporation  (other  than a bank,  savings  and loan  association  or similar institution),  Massachusetts or similar business trust,  partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

___      Bank.  The Buyer  (a) is a national  bank or banking  institution  organized  under the laws of any State, territory  or the  District  of  Columbia,  the  business  of which is  substantially  confined  to banking  and is supervised by the State or territorial  banking  commission or similar  official or is a foreign bank or equivalent institution,  and  (b) has  an audited  net worth of at least  $25,000,000  as  demonstrated  in its latest  annual financial statements, a copy of which is attached hereto.

___      Savings  and Loan.  The Buyer  (a) is a  savings  and loan  association,  building  and loan  association, cooperative  bank,  homestead  association or similar  institution,  which is supervised and examined by a State or
Federal  authority having  supervision  over any such  institutions or is a foreign savings and loan association or equivalent  institution  and (b) has an audited net worth of at least  $25,000,000  as  demonstrated  in its latest annual financial statements.

___      Broker-Dealer.  The Buyer is a dealer  registered  pursuant to Section 15 of the  Securities  Exchange Act of 1934.

___      Insurance  Company.  The Buyer is an insurance company whose primary and predominant  business activity is the writing of insurance or the  reinsuring of risks  underwritten  by insurance  companies and which is subject to supervision by the insurance  commissioner or a similar  official or agency of a State or territory or the District of Columbia.

___      State  or  Local  Plan.  The  Buyer  is a plan  established  and  maintained  by a  State,  its  political subdivisions,  or any agency or instrumentality of the State or its political subdivisions,  for the benefit of its employees.

___      ERISA  Plan.  The  Buyer is an  employee  benefit  plan  within  the  meaning  of Title I of the  Employee
Retirement Income Security Act of 1974.

___      Investment  Adviser.  The Buyer is an investment adviser  registered under the Investment  Advisers Act of
1940.

___      SBIC.  The  Buyer  is  a  Small  Business   Investment   Company  licensed  by  the  U.S.  Small  Business
Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___      Business   Development   Company.   The  Buyer  is  a   business   development   company   as  defined  in
Section 202(a)(22) of the Investment Advisers Act of 1940.

___      Trust Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company  and whose  participants are exclusively  (a) plans  established  and maintained by a State,  its political  subdivisions,  or any agency or instrumentality  of the State or its political  subdivisions,  for the benefit of its  employees,  or  (b) employee benefit plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974, but is not a
trust fund that includes as participants individual retirement accounts or H.R.10 plans.

14.      The term  "securities" as used herein does not include  (i) securities of issuers that are affiliated with the Buyer,  (ii) securities  that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a  dealer,  (iii) bank  deposit  notes and  certificates  of  deposit,  (iv) loan  participations,  (v) repurchase agreements,  (vi) securities  owned but subject to a repurchase  agreement and  (vii) currency,  interest rate and commodity swaps.

15.      For purposes of determining  the aggregate  amount of securities  owned and/or invested on a discretionary basis by the  Buyer,  the Buyer  used the cost of such  securities  to the Buyer  and did not  include  any of the securities  referred to in the preceding  paragraph.  Further, in determining such aggregate amount, the Buyer may have included  securities owned by subsidiaries of the Buyer, but only if such  subsidiaries are consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted  accounting  principles and if the investments of such  subsidiaries are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise  and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

16.      The Buyer  acknowledges  that it is familiar  with  Rule 144A  and  understands  that the seller to it and other parties  related to the  Certificates  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          ____                ____              Will the  Buyer  be  purchasing  the  Rule 144A
          Yes                 No                Securities only for the Buyer's own account?

17.      If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of securities sold to the Buyer for the account of a third party (including any separate  account) in  reliance on
 Rule 144A,  the Buyer  will only  purchase  for the  account  of a third  party  that at the time is a  "qualified institutional  buyer"  within the meaning of  Rule 144A.  In  addition,  the Buyer  agrees that the Buyer will not purchase  securities  for a third party  unless the Buyer has obtained a current  representation  letter from such third  party or taken  other  appropriate  steps  contemplated  by  Rule 144A  to  conclude  that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

18.      The Buyer  will  notify  each of the  parties to which this  certification  is made of any  changes in the information and  conclusions  herein.  Until such notice is given,  the Buyer's  purchase of Rule 144A  Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     ______________________________________________________________
                                                     Print Name of Buyer

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:

                                                     Date:_________________________________________________________

                                                                                               ANNEX 2 TO EXHIBIT J

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection with the Rule 144A  Investment  Representation to which this Certification is attached:

19.      As indicated  below,  the undersigned is the President,  Chief Financial  Officer or Senior Vice President
 of the Buyer or, if the Buyer is a  "qualified  institutional  buyer" as that term is defined in  Rule 144A  under the Securities  Act of 1933  ("Rule 144A") because  Buyer is part of a Family of Investment  Companies (as defined below), is such an officer of the Adviser.

20.      In connection with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC
 Rule 144A  because (i) the Buyer is an investment  company  registered  under the Investment  Company Act of 1940, and  (ii) as  marked  below,  the Buyer  alone,  or the Buyer's  Family of  Investment  Companies,  owned at least
 $100,000,000  in securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of determining  the amount of securities  owned by the Buyer or the Buyer's
 Family of Investment Companies, the cost of such securities was used.

         The Buyer owned $ in securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         The   Buyer   is  part  of  a   Family   of   Investment   Companies   which   owned   in  the   aggregate
$ _____________________in  securities (other than the excluded  securities  referred to below) as of the end of the
Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

21.      The term  "Family  of  Investment  Companies"  as used  herein  means  two or more  registered  investment companies (or series  thereof) that  have the same investment  adviser or investment  advisers that are affiliated
 (by virtue of being  majority  owned  subsidiaries  of the same  parent or  because  one  investment  adviser is a majority owned subsidiary of the other).

22.      The term  "securities" as used herein does not include  (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and certificates of deposit, (iii) loan participations,  (iv) repurchase agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

23.      The  Buyer  is  familiar  with  Rule 144A  and  understands  that  each  of  the  parties  to  which  this certification  is made are relying and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on  Rule 144A.  In addition,  the Buyer will only  purchase for the Buyer's own account.

24.      The  undersigned  will notify each of the  parties to which this  certification  is made of any changes in the information and  conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A  Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                     ______________________________________________________________
                                                     Print Name of Buyer

                                                     ______________________________________________________________
                                                     By:
                                                     Name:
                                                     Title:

                                                     IF AN ADVISOR:

                                                     ______________________________________________________________
                                                     Print Name of Buyer
                                                     Date:_________________________________________________________

                                                     EXHIBIT K

                                    [TEXT OF AMENDMENT TO POOLING AND SERVICING
                                      AGREEMENT PURSUANT TO SECTION 11.01(e)
                                              FOR A LIMITED GUARANTY]

                                                   ARTICLE XIII
                              SUBORDINATE CERTIFICATE LOSS COVERAGE; LIMITED GUARANTY

         Section 13.01.    Subordinate    Certificate   Loss   Coverage;    Limited   Guaranty.    (a) Subject   to
subSection (c) below,  prior to the later of the third Business Day prior to each  Distribution Date or the related
Determination  Date, the Master Servicer shall  determine  whether it or any  Sub-Servicer  will be entitled to any reimbursement  pursuant  to  Section 4.02(a) on  such  Distribution  Date for  Advances  or  Sub-Servicer  Advances
previously  made,  (which  will  not  be  Advances  or  Sub-Servicer  Advances  that  were  made  with  respect  to delinquencies which were subsequently  determined to be Excess Special Hazard Losses,  Excess Fraud Losses,  Excess
Bankruptcy  Losses or Extraordinary  Losses) and,  if so, the Master Servicer shall demand payment from Residential
Funding  of an amount  equal to the  amount  of any  Advances  or  Sub-Servicer  Advances  reimbursed  pursuant  to
Section 4.02(a),  to the extent such Advances or Sub-Servicer  Advances have not been included in the amount of the
Realized Loss in the related  Mortgage Loan, and shall  distribute  the same to the Class B  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

         (b)______Subject  to  subSection (c) below,  prior to the  later of the third  Business  Day prior to each
Distribution  Date or the related  Determination  Date, the Master  Servicer shall  determine  whether any Realized
Losses (other than Excess Special Hazard Losses,  Excess Bankruptcy  Losses,  Excess Fraud Losses and Extraordinary
Losses) will be allocated to the Class B Certificates on such Distribution  Date pursuant to Section 4.05,  and, if so, the Master  Servicer  shall demand  payment from  Residential  Funding of the amount of such  Realized Loss and shall  distribute  the same to the  Class B  Certificateholders  in the same  manner as if such  amount  were to be distributed  pursuant  to  Section 4.02(a);  provided,  however,  that the amount of such  demand in respect of any
Distribution  Date shall in no event be greater than the sum of (i) the  additional  amount of Accrued  Certificate
Interest that would have been paid for the Class B  Certificateholders  on such Distribution Date had such Realized
Loss or Losses not occurred plus  (ii) the  amount of the reduction in the  Certificate  Principal  Balances of the
Class B  Certificates  on such  Distribution  Date  due to such  Realized  Loss  or  Losses.  Notwithstanding  such payment,  such  Realized  Losses  shall be deemed to have been  borne by the  Certificateholders  for  purposes  of
Section 4.05.  Excess  Special Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and  Extraordinary
Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

         (c)______Demands  for  payments  pursuant  to this  Section shall  be made prior to the later of the third
Business  Day prior to each  Distribution  Date or the  related  Determination  Date by the  Master  Servicer  with written  notice  thereof to the  Trustee.  The maximum  amount that  Residential  Funding  shall be required to pay pursuant  to this  Section on  any  Distribution  Date (the  "Amount  Available") shall  be equal to the  lesser of
(X) minus the sum of (i) all previous payments made under subsections  (a) and  (b) hereof and (ii) all draws under the  Limited  Guaranty  made in lieu of such  payments  as  described  below  in  subSection (d) and  (Y) the  then outstanding  Certificate  Principal  Balances  of  the  Class  B  Certificates,  or  such  lower  amount  as may be established  pursuant  to  Section 13.02.  Residential  Funding's  obligations  as  described  in this  Section are referred to herein as the "Subordinate Certificate Loss Obligation."

         (d)______The Trustee  will  promptly  notify GMAC LLC of any  failure of  Residential  Funding to make any payments  hereunder and shall demand payment  pursuant to the limited guaranty (the "Limited  Guaranty"),  executed by GMAC LLC, of Residential  Funding's  obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the  Amount  Available  and  (ii) such  required  payments,  by  delivering to GMAC LLC a written demand for payment by wire  transfer,  not later than the second  Business Day prior to the  Distribution  Date for such month, with a copy to the Master Servicer.

         (e)______All payments  made by  Residential  Funding  pursuant to this  Section or  amounts paid under the
Limited  Guaranty shall be deposited  directly in the Certificate  Account,  for  distribution on the  Distribution
Date for such month to the Class B Certificateholders.

         (f)______The Company shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate  Certificate Loss Obligation  another instrument in the form of a corporate guaranty,  an irrevocable  letter of credit,  a surety bond,  insurance  policy or similar  instrument or a reserve fund;  provided that (i) the Company obtains (subject to the provisions of  Section 10.01(f) as  if the Company was substituted for the Master Servicer  solely for the purposes of such  provision) an  Opinion of Counsel (which need not be an opinion of  Independent  counsel) to  the effect  that  obtaining  such  substitute  corporate  guaranty, irrevocable  letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860(F)(a)(1) of  the Code or on "contributions after the startup date"
under  Section 860(G)(d)(1) of  the Code or  (b) the  Trust Fund to fail to qualify as a REMIC at any time that any
Certificate  is  outstanding,  and (ii) no  such  substitution  shall be made  unless  (A) the  substitute  Limited
Guaranty  or  Subordinate  Certificate  Loss  Obligation  is for an initial  amount not less than the then  current
Amount  Available and contains  provisions  that are in all material  respects  equivalent to the original  Limited
Guaranty or Subordinate  Certificate  Loss  Obligation  (including that no portion of the fees,  reimbursements  or other  obligations  under any such instrument will be borne by the Trust Fund),  (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if not supported by the Limited  Guaranty) shall  be rated at least the lesser of (a) the  rating of the long term debt  obligations of
GMAC LLC as of the date of issuance of the Limited  Guaranty and (b) the  rating of the long term debt  obligations of  GMAC  LLC at the  date of such  substitution  and  (C) the  Company  obtains  written  confirmation  from  each nationally  recognized  credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates  below the lesser of (a) the  then-current rating  assigned to the Class B  Certificates  by such rating agency and (b) the  original  rating  assigned to the
Class B Certificates  by such rating agency.  Any  replacement of the Limited  Guaranty or Subordinate  Certificate
Loss  Obligation  pursuant to this  Section shall  be accompanied by a written Opinion of Counsel to the substitute guarantor  or  obligor,  addressed  to the  Master  Servicer  and the  Trustee,  that  such  substitute  instrument constitutes  a legal,  valid and  binding  obligation  of the  substitute  guarantor  or  obligor,  enforceable  in accordance  with its terms,  and  concerning  such  other  matters as the Master  Servicer  and the  Trustee  shall reasonably  request.  Neither the Company,  the Master  Servicer nor the Trustee  shall be obligated to  substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

         Section 13.02.  Amendments  Relating to the Limited  Guaranty.  Notwithstanding  Sections  11.01 or 13.01:
(i) the  provisions  of this Article  XIII may be amended,  superseded  or deleted,  (ii) the  Limited  Guaranty or
Subordinate  Certificate  Loss  Obligation may be amended,  reduced or canceled,  and (iii) any  other provision of this Agreement  which is related or incidental to the matters  described in this Article XIII may be amended in any manner;  in each case by written  instrument  executed or consented to by the Company and  Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests  of, the Master  Servicer or the Trustee,  as  applicable;  provided that the Company shall also obtain a letter from each nationally  recognized  credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment,  reduction,  deletion or  cancellation  will not lower the rating on the Class B Certificates  below the lesser of (a) the  then-current  rating assigned to the Class B Certificates by such rating agency and (b) the  original rating assigned to the Class B Certificates by such rating agency,  unless
(A) the Holder of 100% of the Class B Certificates is Residential  Funding or an Affiliate of Residential  Funding,
or (B) such  amendment,  reduction,  deletion or  cancellation  is made in  accordance  with  Section 11.01(e) and, provided  further that the Company  obtains  (subject to the provisions of  Section 10.01(f) as  if the Company was substituted  for the  Master  Servicer  solely  for the  purposes  of such  provision),  in the case of a  material amendment  or  supersession  (but  not a  reduction,  cancellation  or  deletion  of the  Limited  Guaranty  or the
Subordinate  Certificate  Loss  Obligation),  an Opinion of Counsel  (which  need not be an opinion of  Independent counsel) to  the effect that any such amendment or  supersession  will not cause either  (a) any  federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited  transactions"
under  Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of the
Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate is  outstanding.  A copy of any such  instrument  shall be  provided  to the Trustee  and the Master  Servicer  together  with an Opinion of
Counsel that such amendment complies with this Section 13.02.

                                                     EXHIBIT L

                                            [FORM OF LIMITED GUARANTY]
                                                 LIMITED GUARANTY
                                  RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                                        Mortgage Pass-Through Certificates
                                                  Series ________

___________, 20____

[Trustee]

Attention: Residential Funding Company, LLC Series ________

Ladies and Gentlemen:

         WHEREAS,  Residential Funding Company, LLC, a Delaware limited liability company ("Residential  Funding"), an  indirect  wholly-owned  subsidiary  of GMAC  LLC,  a New York  corporation  ("GMAC"),  plans  to incur  certain obligations  as described  under  Section 13.01  of the Series  Supplement,  dated as of  ________________,  to the
Standard  Terms  of  Pooling  and  Servicing  Agreement  dated as of  ________________  (together,  the  "Servicing
Agreement"),  among  Residential  Funding  Mortgage  Securities I, Inc. (the  "Company"),  Residential  Funding and
__________  (the  "Trustee") as  amended by  Amendment  No.  thereto,  dated as of , with  respect to the  Mortgage
Pass-Through Certificates, Series ________ (the "Certificates"); and

         WHEREAS,  pursuant  to  Section 13.01  of the  Servicing  Agreement,  Residential  Funding  agrees to make payments  to the  Holders of the Class B  Certificates  with  respect to certain  losses on the  Mortgage  Loans as described in the Servicing Agreement; and

         WHEREAS,  GMAC desires to provide certain  assurances  with respect to the ability of Residential  Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

         NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1.       Provision of Funds.  (a) GMAC agrees to  contribute  and deposit in the  Certificate  Account on behalf of
 Residential  Funding  (or  otherwise  provide  to  Residential  Funding,  or to  cause  to be  made  available  to
 Residential  Funding),  either  directly or through a  subsidiary,  in any case prior to the related  Distribution
 Date,  such  moneys as may be  required  by  Residential  Funding  to perform  its  Subordinate  Certificate  Loss
 Obligation  when and as the same  arises  from time to time upon the  demand of the  Trustee  in  accordance  with
 Section 13.01 of the Servicing Agreement.

(b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and unconditional and shall not be affected by the  transfer by GMAC or any other  person of all or any part of its or their  interest in
Residential Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding affecting Residential Funding or any other person,  by any defense or right of  counterclaim,  set-off or  recoupment  that GMAC may have against
Residential  Funding  or any other  person or by any other fact or  circumstance.  Notwithstanding  the  foregoing,
GMAC's obligations under clause (a) shall  terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 13.01(f) of  the Servicing Agreement,  or (y) the termination of the Trust Fund pursuant to the
Servicing Agreement.

2.       Waiver.  GMAC hereby waives any failure or delay on the part of  Residential  Funding,  the Trustee or any other  person in asserting or enforcing  any rights or in making any claims or demands  hereunder.  Any  defective or partial  exercise  of any such rights  shall not  preclude  any other or further  exercise of that or any other such right.  GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3.       Modification,  Amendment and  Termination.  This Limited  Guaranty may be modified,  amended or terminated only by the written agreement of GMAC and the Trustee and only if such  modification,  amendment or termination is permitted under  Section 13.02  of the Servicing  Agreement.  The obligations of GMAC under this Limited  Guaranty shall  continue  and remain in effect so long as the  Servicing  Agreement  is not  modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4.       Successor.  Except as  otherwise  expressly  provided  herein,  the  guarantee  herein set forth  shall be binding upon GMAC and its respective successors.

5.       Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

6.       Authorization  and Reliance.  GMAC  understands that a copy of this Limited Guaranty shall be delivered to the Trustee in  connection  with the  execution  of Amendment  No. 1 to the  Servicing  Agreement  and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7.       Definitions.  Capitalized  terms used but not otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

8.       Counterparts.  This Limited  Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

         IN WITNESS  WHEREOF,  GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                     GMAC LLC

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:
Acknowledged by:
[Trustee], as Trustee

By:
Name:
Title:

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

By:
Name:
Title:

                                                     EXHIBIT M

                           FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

_____________, 20______

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

[Trustee]

Attention: Residential Funding Company, LLC Series ________

                  Re:      Mortgage Pass-Through Certificates, Series ________
                           Assignment of Mortgage Loan

Ladies and Gentlemen:

         This letter is delivered to you in  connection  with the  assignment  by  ___________  (the  "Trustee") to
_____________________  (the "Lender") of  __________________(the  "Mortgage  Loan") pursuant to  Section 3.13(d) of the Series  Supplement,  dated as of  ________________,  to the Standard  Terms of Pooling and Servicing  Agreement
dated as of ________________ (together, the "Pooling and Servicing  Agreement") among  Residential Funding Mortgage
Securities I, Inc., as seller (the  "Company"),  Residential  Funding  Company,  LLC, as master  servicer,  and the
Trustee.  All terms used herein and not  otherwise  defined  shall have the  meanings  set forth in the Pooling and
Servicing  Agreement.  The Lender hereby  certifies,  represents  and warrants to, and covenants  with,  the Master
Servicer and the Trustee that:

(a)      the Mortgage Loan is secured by Mortgaged  Property  located in a  jurisdiction  in which an assignment in lieu of  satisfaction  is  required to preserve  lien  priority,  minimize  or avoid  mortgage  recording  taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(b)      the substance of the  assignment  is, and is intended to be, a  refinancing  of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(c)      the Mortgage Loan following the proposed  assignment  will be modified to have a rate of interest at least
0.25 percent  below or above the rate of interest on such  Mortgage  Loan prior to such  proposed  assignment;  and such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,
                                                     (Lender)

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT N

                                           FORM OF REQUEST FOR EXCHANGE

[Date]

U.S. Bank National Association
U.S. Bank Corporate Trust Services
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107-2292

                  Re:      Residential Funding Mortgage Securities I, Inc.
                           Mortgage Pass-Through Certificates, Series [________]

         Residential  Funding Company,  LLC, as the Holder of a ____% Percentage  Interest of the  [Class/Subclass]
of Class A-V  Certificates,  hereby  requests the Trustee to exchange  the  above-referenced  Certificates  for the
Subclasses referred to below:

         1.       Class A-V Certificates,  corresponding to the following  Uncertificated  REMIC Regular Interests:
                  [List  numbers  corresponding  to the related  loans and Pool Strip Rates from the Mortgage  Loan
                  Schedule].  The Initial Subclass  Notional Amount and the initial  Pass-Through Rate on the Class
                  A-V Certificates will be $___________ and _____%, respectively.

         [2.      Repeat as appropriate.]

         The Subclasses  requested  above will represent in the aggregate all of the  Uncertificated  REMIC Regular
Interests represented by the Class A-V Certificates surrendered for exchange.

         The  capitalized  terms used but not defined  herein  shall have the meanings set forth in the Pooling and
Servicing  Agreement,  dated as of _______,  among  Residential  Funding Mortgage  Securities I, Inc.,  Residential
Funding Company, LLC and U.S. Bank National Association, as trustee.

                                                     RESIDENTIAL FUNDING
                                                     CORPORATION

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT O

                                          FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

1.       I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the Exchange Act periodic  reports) created  pursuant to the Pooling and Servicing  Agreement dated  __________ (the  "Agreement") among  Residential  Funding  Mortgage
 Securities  I,  Inc.,  Residential  Funding  Company,  LLC (the  "Master  Servicer") and  [Name of  Trustee]  (the
 "Trustee");

2.       Based on my  knowledge,  Exchange  Act  periodic  reports,  taken as a whole,  do not  contain  any untrue statement of a material fact or omit to state a material fact necessary to make the  statements  made, in light of the  circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this report;

3.       Based on my knowledge,  all of the distribution,  servicing and other information  required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4.       I am responsible  for reviewing the activities  performed by the Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer  compliance  statement required in this report under
 Item 1123 of Regulation AB and except as disclosed in the Exchange Act periodic  reports,  the Master Servicer has fulfilled its obligations under the Agreement; and

5.       All of the reports on assessment of compliance  with servicing  criteria for  asset-backed  securities and their  related  attestation  reports  on  assessment  of  compliance  with  servicing  criteria  for  asset-backed securities  required to be included in this report in accordance  with Item 1122 of Regulation AB and Exchange Act
 Rules  13a-18 and 15d-18 have been  included as an exhibit to this report,  except as otherwise  disclosed in this report.  Any material  instances of noncompliance  described in such reports have been disclosed in this report on
 Form 10-K.

         In giving the  certifications  above, I have reasonably  relied on the  information  provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:
* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                     EXHIBIT P

                              FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The undersigned, a Responsible Officer of U.S. Bank National Association (the "Trustee") certifies that:

1.       The Trustee has  performed all of the duties  specifically  required to be performed by it pursuant to the provisions of the Pooling and Servicing  Agreement dated ____________ (the  "Agreement") by  and among Residential
 Funding  Mortgage   Securities  I,  Inc.  (the  "Company"),   Residential   Funding  Company,   LLC  (the  "Master
 Servicer") and Trustee in accordance with the standards set forth therein.

2.       Based on my knowledge,  the list of  Certificateholders as shown on the Certificate Register as of the end of each  calendar  year that is  provided  by the  Trustee  pursuant to  Section 4.03(f)(I) of  the  Agreement  is accurate as of the last day of the 20___ calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___.

                                                     Name:_________________________________________________________

                                                     Title:________________________________________________________

                                                     EXHIBIT Q

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE
                                                       LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                     EXHIBIT R

                                                SERVICING CRITERIA

         The  assessment of compliance to be delivered by the Trustee  shall  address,  at a minimum,  the criteria identified below as "Applicable Servicing Criteria"

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             |X|(as to accounts
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to     |X|(as to investors
                     an investor are made only by authorized personnel.                            only)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with           |X|(as to accounts
                     respect to commingling of cash) as set forth in the transaction         held by Trustee)
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security pool asset is maintained as required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements;
                     (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------

                                                     EXHIBIT S

                                              FORM OF EXCHANGE NOTICE

                                         [CERTIFICATEHOLDER'S LETTERHEAD]

                                                                                 [DATE]

U.S. Bank National Association
U.S. Bank Corporate Trust Services
60 Livingston Avenue
EP MN WS3D
St. Paul, MN  55107-2292

                  Re:

Ladies and Gentlemen:

         Pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),
dated as of [], between Residential Funding Company, LLC, as master servicer, Residential Funding Mortgage
Securities I, Inc., as depositor, and U.S. Bank National Association, as trustee (the "Trustee"), we hereby present and surrender the Exchangeable [Exchanged] Certificates specified on Annex I attached hereto (the
"Exchangeable [Exchanged] Certificates") and transfer, assign, set over and otherwise convey to the Trustee, all of our right, title and interest in and to the Exchangeable [Exchanged] Certificates, including all payments of interest thereon received after [], in exchange for the Exchanged [Exchangeable] Certificates specified on
Schedule I attached hereto (the "Exchanged [Exchangeable] Certificates").

We agree that upon such exchange the portions of the Exchangeable [Exchanged] Certificates designated for exchange shall be deemed cancelled and replaced by the Exchanged [Exchangeable] Certificates issued in exchange therefor. We confirm that we have paid a fee to the Trustee in connection with such exchange equal to $10,000.

                                                              Very truly yours,
                                                              [NAME OF TRANSFEREE]

                                                              By:
                                                              Authorized Officer

                                                              [MEDALLION STAMP GUARANTEE]

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: _________________________________
Name:
Title:

By: _________________________________
Name:
Title:

                                               ANNEX I TO EXHIBIT S

                                         INITIAL EXCHANGEABLE CERTIFICATES

----------------------------------------------- ------------------------------------------ ------------------- ---------------
                                                                                           CERTIFICATEHOLDER'S
                                                                                            DTC PARTICIPANT       PROPOSED
    EXCHANGEABLE [EXCHANGED] CERTIFICATES         EXCHANGED [EXCHANGEABLE] CERTIFICATES          NUMBER        EXCHANGE DATE
----------------------------------------------- ------------------------------------------ ------------------- ---------------
------------------- ------------- ------------- -------------- ------------- ------------- ------------------- ---------------
  CERTIFICATE(S)    OUTSTANDING   CUSIP NUMBER  CERTIFICATE(S)   INITIAL     CUSIP NUMBER
                    CERTIFICATE                                CERTIFICATE
                     PRINCIPAL                                  PRINCIPAL
                     BALANCE OR                                 BALANCE OR
                      NOTIONAL                                   NOTIONAL
                       AMOUNT                                     AMOUNT
------------------- ------------- ------------- -------------- ------------- ------------- ------------------- ---------------
------------------- ------------- ------------- -------------- ------------- ------------- ------------------- ---------------

------------------- ------------- ------------- -------------- ------------- ------------- ------------------- ---------------
------------------- ------------- ------------- -------------- ------------- ------------- ------------------- ---------------

------------------- ------------- ------------- -------------- ------------- ------------- ------------------- ---------------

-------------------------------------------------------------------------------------------------------------------

                                                   EXHIBIT FIVE

                                             PLANNED PRINCIPAL BALANCE

                                      PLANNED PRINCIPAL
        DISTRIBUTION DATES                 BALANCE
July 2007.......................      $  25,617,000.00
August 2007.....................      $  25,617,000.00
September 2007..................      $  25,617,000.00
October 2007....................      $  25,617,000.00
November 2007...................      $  25,617,000.00
December 2007...................      $  25,617,000.00
January 2008....................      $  25,617,000.00
February 2008...................      $  25,617,000.00
March 2008......................      $  25,617,000.00
April 2008......................      $  25,617,000.00
May 2008........................      $  25,617,000.00
June 2008.......................      $  25,617,000.00
July 2008.......................      $  25,190,600.12
August 2008.....................      $  24,739,639.02
September 2008..................      $  24,264,295.85
October 2008....................      $  23,764,762.29
November 2008...................      $  23,241,242.45
December 2008...................      $  22,693,952.70
January 2009....................      $  22,123,121.60
February 2009...................      $  21,528,989.67
March 2009......................      $  20,911,809.30
April 2009......................      $  20,271,844.52
May 2009........................      $  19,609,370.86
June 2009.......................      $  18,924,675.15
July 2009.......................      $  18,218,055.29
August 2009.....................      $  17,489,820.08
September 2009..................      $  16,740,288.95
October 2009....................      $  15,969,791.80
November 2009...................      $  15,178,668.69
December 2009...................      $  14,381,675.35
January 2010....................      $  13,588,775.64
February 2010...................      $  12,799,982.99
March 2010......................      $  12,015,276.48
April 2010......................      $  11,234,635.32
May 2010........................      $  10,458,038.83
June 2010.......................      $   9,685,466.43
July 2010.......................      $   8,916,897.64
August 2010.....................      $   8,152,312.11
September 2010..................      $   7,391,689.57
October 2010....................      $   6,635,009.86
November 2010...................      $   5,882,252.95
December 2010...................      $   5,133,398.88
January 2011....................      $   4,388,427.82
February 2011...................      $   3,647,320.03
March 2011......................      $   2,910,055.87
April 2011......................      $   2,176,615.82
May 2011........................      $   1,446,980.43
June 2011.......................      $     721,130.39
July 2011.......................      $           0.00

                                                    EXHIBIT SIX

                                            TARGETED PRINCIPAL BALANCE

                                 TARGETED PRINCIPAL
      DISTRIBUTION DATES               BALANCE
July 2007...................      $  75,000,000.00
August 2007.................      $  74,841,918.84
September 2007..............      $  74,653,057.95
October 2007................      $  74,433,495.03
November 2007...............      $  74,183,292.42
December 2007...............      $  73,902,532.08
January 2008................      $  73,591,315.48
February 2008...............      $  73,249,763.67
March 2008..................      $  72,878,017.19
April 2008..................      $  72,476,236.02
May 2008....................      $  72,044,599.48
June 2008...................      $  71,583,306.16
July 2008...................      $  71,501,917.61
August 2008.................      $  71,414,905.39
September 2008..............      $  71,322,352.96
October 2008................      $  71,224,350.40
November 2008...............      $  71,120,994.21
December 2008...............      $  71,012,387.34
January 2009................      $  70,898,638.93
February 2009...............      $  70,779,864.30
March 2009..................      $  70,656,184.76
April 2009..................      $  70,527,727.48
May 2009....................      $  70,394,625.33
June 2009...................      $  70,257,016.73
July 2009...................      $  70,115,045.48
August 2009.................      $  69,968,860.58
September 2009..............      $  69,818,616.06
October 2009................      $  69,664,470.73
November 2009...............      $  69,506,588.06
December 2009...............      $  69,348,504.07
January 2010................      $  69,192,574.08
February 2010...............      $  69,038,786.87
March 2010..................      $  68,887,123.21
April 2010..................      $  68,737,564.03
May 2010....................      $  68,590,090.39
June 2010...................      $  68,444,683.49
July 2010...................      $  68,301,324.72
August 2010.................      $  68,159,995.57
September 2010..............      $  68,020,677.71
October 2010................      $  67,883,352.95
November 2010...............      $  67,748,003.21
December 2010...............      $  67,614,610.61
January 2011................      $  67,483,157.35
February 2011...............      $  67,353,625.83
March 2011..................      $  67,225,998.55
April 2011..................      $  67,100,258.15
May 2011....................      $  66,976,387.43
June 2011...................      $  66,854,369.32
July 2011...................      $  66,733,271.46
August 2011.................      $  65,925,304.40
September 2011..............      $  65,122,718.35
October 2011................      $  64,325,478.62
November 2011...............      $  63,533,550.70

                              EXHIBIT 6-4

December 2011...............              $  62,746,900.35
January 2012................      $  61,965,493.53
February 2012...............      $  61,189,296.42
March 2012..................      $  60,418,275.42
April 2012..................      $  59,652,397.16
May 2012....................      $  58,891,628.48
June 2012...................      $  58,135,936.44
July 2012...................      $  57,385,288.31
August 2012.................      $  56,695,756.19
September 2012..............      $  56,011,121.20
October 2012................      $  55,331,351.44
November 2012...............      $  54,656,415.19
December 2012...............      $  53,986,280.94
January 2013................      $  53,320,917.39
February 2013...............      $  52,660,293.45
March 2013..................      $  52,004,378.23
April 2013..................      $  51,353,141.03
May 2013....................      $  50,706,551.37
June 2013...................      $  50,064,578.96
July 2013...................      $  49,427,193.70
August 2013.................      $  48,808,058.08
September 2013..............      $  48,193,362.10
October 2013................      $  47,583,076.45
November 2013...............      $  46,977,171.99
December 2013...............      $  46,375,619.80
January 2014................      $  45,778,391.13
February 2014...............      $  45,185,457.42
March 2014..................      $  44,596,790.30
April 2014..................      $  44,012,361.58
May 2014....................      $  43,432,143.26
June 2014...................      $  42,856,107.53
July 2014...................      $  42,284,226.76
August 2014.................      $  41,742,358.37
September 2014..............      $  41,204,368.07
October 2014................      $  40,670,229.73
November 2014...............      $  40,139,917.37
December 2014...............      $  39,613,405.19
January 2015................      $  39,090,667.56
February 2015...............      $  38,571,679.03
March 2015..................      $  38,056,414.30
April 2015..................      $  37,544,848.26
May 2015....................      $  37,036,955.94
June 2015...................      $  36,532,712.56
July 2015...................      $  36,032,093.49
August 2015.................      $  35,558,989.10
September 2015..............      $  35,089,189.38
October 2015................      $  34,622,672.03
November 2015...............      $  34,159,414.88
December 2015...............      $  33,699,395.93
January 2016................      $  33,242,593.32
February 2016...............      $  32,788,985.32
March 2016..................      $  32,338,550.37
April 2016..................      $  31,891,267.02
May 2016....................      $  31,447,114.01
June 2016...................      $  31,006,070.17
July 2016...................      $  30,568,114.50
August 2016.................      $  30,154,941.28
September 2016..............      $  29,744,511.81
October 2016................      $  29,336,808.22
November 2016...............      $  28,931,812.77
December 2016...............      $  28,529,507.82
January 2017................      $  28,129,875.85
February 2017...............      $  27,732,899.44
March 2017..................      $  27,338,561.30
April 2017..................      $  26,946,844.24
May 2017....................      $  26,557,731.20
June 2017...................      $  26,171,205.20
July 2017...................      $  25,742,589.59
August 2017.................      $  25,316,868.84
September 2017..............      $  24,894,024.04
October 2017................      $  24,474,036.40
November 2017...............      $  24,056,887.27
December 2017...............      $  23,642,558.09
January 2018................      $  23,231,030.45
February 2018...............      $  22,822,286.04
March 2018..................      $  22,416,306.68
April 2018..................      $  22,013,074.31
May 2018....................      $  21,612,570.96
June 2018...................      $  21,214,778.82
July 2018...................      $  20,819,680.15
August 2018.................      $  20,427,257.36
September 2018..............      $  20,037,492.96
October 2018................      $  19,650,369.58
November 2018...............      $  19,265,869.95
December 2018...............      $  18,883,976.92
January 2019................      $  18,504,673.45
February 2019...............      $  18,127,942.61
March 2019..................      $  17,753,767.58
April 2019..................      $  17,382,131.65
May 2019....................      $  17,013,018.22
June 2019...................      $  16,646,410.79
July 2019...................      $  16,282,292.99
August 2019.................      $  15,920,648.51
September 2019..............      $  15,561,461.19
October 2019................      $  15,204,714.97
November 2019...............      $  14,850,393.86
December 2019...............      $  14,498,482.00
January 2020................      $  14,148,963.65
February 2020...............      $  13,801,823.13
March 2020..................      $  13,457,044.89
April 2020..................      $  13,114,613.47
May 2020....................      $  12,774,513.52
June 2020...................      $  12,436,729.78
July 2020...................      $  12,101,247.09
August 2020.................      $  11,768,050.40
September 2020..............      $  11,437,124.73
October 2020................      $  11,108,455.24
November 2020...............      $  10,782,027.14
December 2020...............      $  10,457,825.76
January 2021................      $  10,135,836.53
February 2021...............      $   9,816,044.96
March 2021..................      $   9,498,436.67
April 2021..................      $   9,182,997.36
May 2021....................      $   8,869,712.81
June 2021...................      $   8,558,568.93
July 2021...................      $   8,249,551.69
August 2021.................      $   7,942,647.17
September 2021..............      $   7,637,841.52
October 2021................      $   7,335,120.99
November 2021...............      $   7,034,471.92
December 2021...............      $   6,735,880.75
January 2022................      $   6,439,333.99
February 2022...............      $   6,144,818.24
March 2022..................      $   5,852,320.19
April 2022..................      $   5,561,826.62
May 2022....................      $   5,273,324.39
June 2022...................      $   4,986,800.45
July 2022...................      $   4,701,481.59
August 2022.................      $   4,417,940.26
September 2022..............      $   4,136,345.64
October 2022................      $   3,856,684.99
November 2022...............      $   3,578,945.60
December 2022...............      $   3,303,114.89
January 2023................      $   3,029,180.33
February 2023...............      $   2,757,129.50
March 2023..................      $   2,486,950.02
April 2023..................      $   2,218,629.64
May 2023....................      $   1,952,156.14
June 2023...................      $   1,687,517.41
July 2023...................      $   1,424,701.42
August 2023.................      $   1,163,696.20
September 2023..............      $     904,489.86
October 2023................      $     647,070.61
November 2023...............      $     391,426.71
December 2023...............      $     137,546.51
January 2024................      $           0.00

                                                   EXHIBIT SEVEN

                                          EXCHANGEABLE COMBINATION GROUPS

                                                                COMBINATION GROUPS

                           EXCHANGEABLE CLASSES                                                        EXCHANGED CLASSES
                                                 PERCENTAGE                                                             PERCENTAGE OF
                                                 OF CURRENT                                                                CURRENT
                                  INITIAL       CERTIFICATE                                               INITIAL        CERTIFICATE
                                CERTIFICATE      PRINCIPAL                                              CERTIFICATE       PRINCIPAL
                                 PRINCIPAL       BALANCE OR                                              PRINCIPAL       BALANCE OR
                                BALANCE OR        NOTIONAL     PASS-THROUGH                              BALANCE OR       NOTIONAL      PASS-THROUGH
           CLASS              NOTIONAL AMOUNT      AMOUNT         RATE                CLASS            NOTIONAL AMOUNT      AMOUNT         RATE
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP I

Class A-6 Certificates          $18,089,000         100%          6.00%     Class A-17 Certificates      $25,019,000         100%          6.00%

Class A-9 Certificates           $6,930,000         100%          6.00%

----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP II

Class A-11 Certificates         $26,352,000         100%          6.00%     Class A-21 Certificates      $40,188,000         100%          6.00%

Class A-7 Certificates          $13,836,000         100%          6.00%

----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP III

Class A-12 Certificates         $64,940,000         100%          6.00%     Class A-18 Certificates     $162,351,000         100%          6.00%

Class A-13 Certificates         $97,411,000         100%          6.00%

----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP IV

Class A-14 Certificates         $14,667,000         100%          6.00%     Class A-30 Certificates     $177,018,000         100%          6.00%

Class A-18 Certificates         $162,351,000        100%          6.00%

----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP V

Class A-14 Certificates         $14,667,000         100%          6.00%     Class A-19 Certificates      $41,444,000         100%          6.00%

Class A-22 Certificates         $26,777,000         100%          6.00%

----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------

                           EXCHANGEABLE CLASSES                                                        EXCHANGED CLASSES
                                                 PERCENTAGE                                                             PERCENTAGE OF
                                                 OF CURRENT                                                                CURRENT
                                  INITIAL       CERTIFICATE                                               INITIAL        CERTIFICATE
                                CERTIFICATE      PRINCIPAL                                              CERTIFICATE       PRINCIPAL
                                 PRINCIPAL       BALANCE OR                                              PRINCIPAL       BALANCE OR
                                BALANCE OR        NOTIONAL     PASS-THROUGH                              BALANCE OR       NOTIONAL      PASS-THROUGH
           CLASS              NOTIONAL AMOUNT      AMOUNT         RATE                CLASS            NOTIONAL AMOUNT      AMOUNT         RATE
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP VI

Class A-15 Certificates         $19,360,000         100%          6.00%      Class A-22 Certificates     $26,777,000         100%          6.00%

Class A-16 Certificates          $7,417,000         100%          6.00%

----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------------------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP VII

Class A-17 Certificates         $25,019,000         100%          6.00%     Class A-23 Certificates      $66,463,000         100%          6.00%

Class A-19 Certificates         $41,444,000         100%          6.00%

----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------------------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP VIII

Class A-18 Certificates         $162,351,000        100%          6.00%     Class A-20 Certificates     $230,147,000         100%          6.00%

Class A-19 Certificates         $41,444,000         100%          6.00%

Class A-11 Certificates         $26,352,000         100%          6.00%

----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP IX

Class A-18 Certificates         $162,351,000        100%          6.00%     Class A-24 Certificates     $197,268,857         100%        Variable

Class A-19 Certificates         $41,444,000         100%          6.00%     Class A-25 Certificates       Notional           100%        Variable

Class A-11 Certificates         $26,352,000         100%          6.00%     Class A-34 Certificates      $32,878,143         100%         0.000%

----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP X

Class A-18 Certificates         $162,351,000        100%          6.00%     Class A-24 Certificates     $197,268,857         100%        Variable

Class A-19 Certificates         $41,444,000         100%          6.00%     Class A-26 Certificates      $32,878,143         100%        Variable

Class A-11 Certificates         $26,352,000         100%          6.00%
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------

                           EXCHANGEABLE CLASSES                                                        EXCHANGED CLASSES
                                                 PERCENTAGE                                                             PERCENTAGE OF
                                                 OF CURRENT                                                                CURRENT
                                  INITIAL       CERTIFICATE                                               INITIAL        CERTIFICATE
                                CERTIFICATE      PRINCIPAL                                              CERTIFICATE       PRINCIPAL
                                 PRINCIPAL       BALANCE OR                                              PRINCIPAL       BALANCE OR
                                BALANCE OR        NOTIONAL     PASS-THROUGH                              BALANCE OR       NOTIONAL      PASS-THROUGH
           CLASS              NOTIONAL AMOUNT      AMOUNT         RATE                CLASS            NOTIONAL AMOUNT      AMOUNT         RATE
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP XI

Class A-18 Certificates         $162,351,000        100%          6.00%     Class A-27 Certificates     $197,268,857         100%        Variable

Class A-19 Certificates         $41,444,000         100%          6.00%     Class A-28 Certificates       Notional           100%        Variable

Class A-11 Certificates         $26,352,000         100%          6.00%     Class A-34 Certificates      $32,878,143         100%          0.00%

----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------------------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP XII

Class A-18 Certificates         $162,351,000        100%          6.00%      Class A-27 Certificates    $197,268,857         100%        Variable

Class A-19 Certificates         $41,444,000         100%          6.00%      Class A-29 Certificates     $32,878,143         100%        Variable

Class A-11 Certificates         $26,352,000         100%          6.00%

----------------------------------------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP XIII

Class A-18 Certificates         $162,351,000        100%          6.00%     Class A-31 Certificates     $197,268,857         100%        Variable

Class A-19 Certificates         $41,444,000         100%          6.00%     Class A-32 Certificates       Notional           100%        Variable

Class A-11 Certificates         $26,352,000         100%          6.00%     Class A-34 Certificates      $32,878,143         100%          0.00%

----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
----------------------------------------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP XIV

  Class A-18 Certificates       $162,351,000        100%          6.00%      Class A-31 Certificates    $197,268,857         100%        Variable

  Class A-19 Certificates       $41,444,000         100%          6.00%      Class A-33 Certificates     $32,878,143         100%        Variable

Class A-11 Certificates         $26,352,000         100%          6.00%

----------------------------------------------- -------------- ------------ -------------------------- ---------------- --------------- ------------
COMBINATION GROUP XV

Class A-18 Certificates         $162,351,000        100%          6.00%     Class A-35 Certificates     $184,117,600         100%        Variable

Class A-19 Certificates         $41,444,000         100%          6.00%     Class A-36 Certificates      $46,029,400         100%        Variable

Class A-11 Certificates         $26,352,000         100%          6.00%
----------------------------- ----------------- -------------- ------------ -------------------------- ---------------- --------------- ------------